Exhibit 10.34

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as

*****. A complete version of this exhibit has been filed separately with the SEC.

Execution Counterpart

INDENTURE OF LEASE

FC EIGHTH AVE., LLC,

as Landlord

to

MARKIT NORTH AMERICA, INC.

as Tenant

Date: as of October 18, 2007

Premises:

Entire rentable portion of the 35th Floor

of the building located at

620 Eighth Avenue

New York, New York

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

INDENTURE OF LEASE, dated as of this 18th day of October, 2007 between FC EIGHTH AVE., LLC, a Delaware limited liability company, having an office at c/o Forest City Ratner Companies, One MetroTech Center North, Brooklyn, New York 11201 (hereinafter referred to as “Landlord”) and MARKIT NORTH AMERICA, INC., a Delaware corporation, having an address at 360 Hamilton Avenue, 2nd Floor, White Plains, New York 10601 (hereinafter referred to as “Tenant”).

W I T N E S S E T H

In consideration of the mutual covenants and conditions herein contained, Landlord and Tenant hereby covenant and agree as follows:

ARTICLE 1

DEFINITIONS; PREMISES; TERM

1.01 A. Defined Terms. As used in this Lease, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“42DP” shall mean 42nd St. Development Project, Inc., a subsidiary of New York State Urban Development Corporation d/b/a Empire State Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an office at 633 Third Avenue, 33rd floor, New York, New York 10017.

“AAA” shall mean the American Arbitration Association or any successor thereto.

“Abatement Period” shall have the meaning set forth in Section 3.01B hereof.

“Actual Damages” shall mean actual, direct damages of Tenant or Landlord (as the case may be) but in no event to include (i) consequential, indirect or punitive damages or (ii) damages on account of loss of business, inconvenience or annoyance.

“ADA” shall mean the Americans with Disabilities Act, Title III, 42 U.S.C.S. §§ 12181-12189 and any amendments thereto.

“Additional Rent” shall mean any and all sums and payments that this Lease requires Tenant to pay Landlord or any third party whether or not expressly designated as Additional Rent, except Fixed Rent.

“Additional Fixed Rent” shall have the meaning set forth in Section 3.01A(iii) hereof.

“Affected Portion” shall have the meaning set forth in Section 6.07 A hereof.

“Affiliate” shall mean (with respect to any Person) any Person who or which directly or indirectly controls, is controlled by or is under common control with such Person. term Affiliated shall have correlative meaning.

“After-hours Service” shall have the meaning set forth in Section 6.04 hereof.

“alterations” shall mean every alteration, installation, improvement, addition, removal, demolition, decoration or other physical change.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Alteration Threshold Amount” shall have the meaning set forth Section 13.07B(i) hereof.

“Ancillary Uses” shall have the meaning set forth in Section 5.01B hereof.

“Antenna” shall have the meaning set forth in Section 36.01 hereof.

“Antenna Option” shall have the meaning set forth in Section 36.01 hereof.

“Anticipated Delivery Date” shall have the meaning set forth in Section 2.02E(i) hereof.

“Approved Examiner” shall have the meaning set forth in Section 4.04A hereof.

“Arbiter” shall have the meaning set forth in Section 4.04D hereof.

“Bankruptcy Code” shall mean the United States Bankruptcy Code, 11 U.S.C. §101 et. seq., as amended.

“Bankruptcy Event” shall mean any or all of the following events: there shall be filed by or against Tenant or Guarantor in any court pursuant to any statute either of the United States or of any State thereof, a petition in bankruptcy, or there shall be commenced a case under the Bankruptcy Code by or against Tenant or Guarantor, or a petition filed for insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant’s or Guarantor property, and, in any case (other than a voluntary filing by Tenant), within sixty (60) days thereof Tenant or Guarantor fails to secure a discharge thereof, or if Tenant or Guarantor makes a general assignment for the benefit of creditors, or petitions for or enters into an arrangement with its creditors.

“Bankruptcy Requirements” shall have the meaning set forth in Section 19.01 hereof.

“Base Building Contractor” shall mean the contractor retained to perform the Base Building Work.

“Base Building Criteria” shall mean the criteria for the Base Building Work described on Exhibit C annexed hereto, as the same (subject to the limitations contained herein) may be modified from time to time.

“Base Building Work” shall mean the construction of the Building in accordance with the Base Building Criteria as such work (subject to the limitations contained herein) may be modified from time to time, including all portions thereof that relate to the Ready for Occupancy Conditions other than the Fit-out Work (except as otherwise provided in Section 2.03B(i) hereof).

“Base HVAC Specifications” shall have the meaning set forth in Section 6.01A(ii) hereof.

“Base HVAC System” shall mean the HVAC System for the Building described in the Base Building Criteria.

“Base Operating Expense Year” shall have the meaning set forth in Section 4.03A(i) hereof.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Base Systems” shall mean all utilities, systems and fixtures (including plumbing systems, heating systems, all electrical branches and systems, the Base HVAC System, and all fire safety/life safety systems) serving all or any portion of the Unit other than the NYTC Limited Common Elements (as defined in the Condominium Documents); it being agreed that in no event shall any Tenant Change (including the Fit-out Work) be part of any of the Base Systems.

“Base Year Operating Expenses” shall have the meaning set forth m Section 4.03A(ii) hereof.

“Base Year Taxes” shall have the meaning set forth in Section 4.02A(i) hereof.

“BID” shall mean a Business Improvement District or any successor in function.

“BID Assessment” shall have the meaning set forth in Section 4.02A(ii) hereof.

“BID Due Date” shall have the meaning set forth in Section 4.02C(ii) hereof.

“BID Statement” shall have the meaning set forth in Section 4.02C(iii) hereof.

“Broker” shall mean, collectively, CB Richard Ellis, Inc., Ascot Brokerage Ltd. and Studley, Inc.

“Building” shall mean the building located on the Land and known as The New York Times Building.

“Building common areas” shall mean collectively all of the common facilities in the Building and the Land designed and intended for use by tenants or other occupants in the Building in common with Landlord, the other Unit Owners and each other, including elevators, fire stairs, mechanical areas and telephone and electrical closets and riser shafts, walkways, truck docks, plazas, courts, public areas within the property line of the Building, service areas, lobbies, landscaped and garden areas and all other common and service areas of the Building; it being agreed that no portion of the Special FC Limited Areas (as defined in the Condominium Declaration) shall be a Building common area.

“Building Insurance” shall have the meaning set forth in Section 16.01 hereof.

“Building Service Employees Union Contract” shall mean the contract from time to time in effect between Locals 32B and 32J of the Building Service Employees Union AFL-CIO (or any successor thereto) and the Real Estate Advisory Board of New York, Inc. (or any successor thereto).

“Business Days” shall mean Monday through Friday exclusive of Holidays.

“Business Hours” shall mean 8:00 A.M. to 6:00 P.M. on Business Days.

“Casualty Abatement Period Expiration Date” shall have the meaning set forth Section 17.01 hereof.

“Change Order” shall have the meaning set forth in Section 2.03E(i) hereof.

“City” shall mean the City of New York, both geographically and as a governmental entity, as the context requires.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Cleaning Specifications” shall have the meaning set forth in Section 6.01A(iii) hereof.

“Commencement Date” shall mean the date which is the earlier to occur of (A) the date on which the Ready for Occupancy Conditions have been satisfied or deemed satisfied in accordance with the terms hereof and vacant possession of the Premises in broom clean condition is delivered to Tenant or (B) the Occupancy Date.

“Common Charges” shall have the meaning set forth in Section 4.03A(iii)(A) hereof.

“Common Elements” shall mean the “Common Elements” as set forth in the Condominium Declaration (it being acknowledged, however, that “Common Elements” shall not include any NYTC Limited Common Elements or any FC Limited Common Elements (as defined in the Condominium Declaration) but shall expressly include the Common Elements Leasable Space (as defined in the Unit Ground Lease).

“Comparable Buildings” shall mean first class office buildings of comparable size located in the area bounded by 34th Street to 60th Street, from 1st Avenue to 8th Avenue, City of New York.

“Condominium” shall mean that certain condominium known as The New York Times Building Condominium formed pursuant to the Condominium Declaration.

“Condominium Act” shall mean Article 9-B of the Real Property Law of the State of New York or any statute enacted in lieu thereof.

“Condominium Board” shall mean, as applicable, the Board of Managers, the FC Board of Managers and/or the NYTC Board of Managers (as such terms are each defined in the Condominium Declaration).

“Condominium By-Laws” shall mean the by-laws annexed to the Condominium Declaration, together with (but subject to the applicable provisions of this Lease) all amendments, modifications and supplements thereto and/or replacements thereof.

“Condominium Declaration” shall mean that certain Declaration of Leasehold Condominium, dated as of August 4, 2006 and recorded in the Office of the City Register, New York County, by which Landlord’s leasehold estate in the Real Property is subjected to the Condominium Act, as amended by First Amendment to Declaration of The New York Times Building Condominium, dated as of January 27, 2007 and recorded in the Office of the City Register, New York County, together with (but subject to the applicable provisions of this Lease) all further amendments, modifications and supplements thereto and/or replacements thereof.

“Condominium Documents” shall mean, collectively, the Condominium Declaration, the Condominium By-Laws and any other documents executed or recorded in connection with subjecting the Real Property to the Condominium Act, together with (but subject to the applicable provisions of this Lease) all amendments, modifications and supplements thereto and/or restatements thereof.

“Condominium Obligation” shall have the meaning set forth in Section 35.02B hereof.

“Confidentiality Agreement” shall have the meaning set forth in Section 4.04C hereof.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Confirmation Notice” shall have the meaning set forth Section 2.02E(ii) hereof.

“Construction Plans” shall have the meaning set forth in Section 2.03A(v) hereof.

“Construction Representative” shall have the meaning set forth in Section 13.12 hereof.

“Construction Rules and Regulations” shall have the meaning set forth in Section 13.06B hereof.

“Control” or “control” shall mean either (A) ownership of fifty percent (50%) or more of the outstanding voting stock of a corporation or other majority equity and control interest if not a corporation or (B) ownership of twenty-five (25%) percent or more of the outstanding voting stock of a corporation or other majority equity and beneficial interest if not a corporation and the possession of power to direct or cause the direction of the management and policy of such corporation or other entity, whether through the ownership of voting securities, by statute or according to the provisions of a contract or other agreement.

“Costs of Fit-out Work” shall have the meaning set forth in Section 2.03B(i) hereof.

“CPI” shall mean “The Consumer Price Index (New Series) (Base Period 1982 84=100) (all items for all urban consumers for New York Northeastern New Jersey (CPI U) Area)” as published by the Bureau of Labor Statistics of the United States Department of Labor or if the same is discontinued, a replacement index published by the Department of Labor or other applicable Governmental Authority, appropriately adjusted. In the event that the CPI is converted to a different standard reference base or otherwise revised, the determination of those increases provided for herein to be made with reference to the CPI shall be made with the use of such conversion factor, formula or table for converting the CPI as may be published by the Bureau of Labor Statistics or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice Hall, Inc., or any other nationally recognized publisher of similar statistical information reasonably selected by Landlord and reasonably approved by Tenant. If the CPI ceases to be published, and there is no successor thereto, such other index as Landlord and Tenant shall agree upon in writing shall be substituted for the CPI.

“Delivery Condition Notice” shall have the meaning set forth in Section 2.02E(i) hereof.

“Demised Premises” or “Premises” during the Initial Term, shall be deemed to mean the 31,753 RSF on the 35th floor of the Building as substantially shown on Exhibit A annexed hereto and made a part hereof, taking into account any reduction or increase in the space comprising the Demised Premises pursuant to the terms hereof.

“Design Guidelines” shall mean the guidelines for any Tenant Change as set forth on Exhibit D annexed hereto and made a part hereof, as the same may (subject to the provisions of this Lease) be modified from time to time.

“DUO” shall mean the Design, Use and Operating Requirements which are attached to Ground Lease as Exhibits are incorporated herein by reference.

“EDC” shall mean the New York City Economic Development Corporation or any successor thereto.

“Electric Rates” shall have the meaning set Section 7.04 hereof.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Electrical Capacity” shall have the meaning set forth in Section 7.01 hereof.

“Electrical Work” shall have the meaning set forth in Section 7.03B hereof.

“Electricity Additional Rent” shall have the meaning set forth in Section 7.01A hereof.

“Elevator Specifications” shall have the meaning set forth in Section 6.01A(i) hereof.

“Emergency Generators” shall have the meaning set forth in Section 41.01A hereof.

“Environmental Laws” shall have the meaning set forth in Section 34.02 hereof.

“ESDC” shall mean The New York State Urban Development Corporation d/b/a Empire State Development Corporation, or any successor thereto.

“Estimated BID Statement” shall have the meaning set forth in Section 4.02C(ii) hereof.

“Estimated Operating Expense Statement” shall have the meaning set forth in Section 4.03B(ii) hereof.

“Estimated Tax Statement” shall have the meaning set forth in Section 4.02B(ii) hereof.

“Excess Work Allowance Amount” shall have the meaning set forth in Section 2.03B(iii) hereof.

“Excluded Taxes” shall have the meaning set forth in Section 4.02A(v) hereof.

“Execution Date” shall mean the date upon which this Lease is fully executed and unconditionally delivered by both parties hereto as set forth in Section 43.15 hereof.

“Exempt Transaction” shall have the meaning set forth in Section 8.01D hereof.

“Existing L/C” shall have the meaning set forth in Section 29.010 hereof.

“Expiration Date” shall mean the Stated Expiration Date or, if the Term is renewed as provided in Article 39 hereof, the Stated Extension Term Expiration Date, or the date upon which the Term of this Lease shall otherwise terminate sooner pursuant to any of the terms of this Lease or pursuant to law.

“Extension Election Notice” shall have the meaning set forth in Section 39.01 hereof.

“Extension Option” shall have the meaning set forth in Section 39.01 hereof.

“Extension Term” shall have the meaning set forth in Section 39.01 hereof.

“Extension Term Commencement Date” shall have the meaning set forth in Section 39.01 hereof.

“Extension Threshold Conditions” shall mean the following conditions are satisfied in full as of the date of the Extension Notice and as of the Extension Term Commencement Date:

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

(A) Tenant is leasing directly from Landlord the entire Demised Premises, (B) Tenant Entities are actual occupancy (i.e., exclusive of assignees, subtenants or other occupants which are not Tenant Entities) of at least eighty percent (80%) of the RSF of the Demised Premises, (C) no tenant under a Priority Lease has exercised its right under such Priority Lease to lease all or a part of the Demised Premises and (D) there shall be no monetary default or material non-monetary default by Tenant under this Lease, in each case, beyond the expiration of any applicable notice and/or cure periods, if any.

“FF&E Work” shall refer to the work and alterations which Tenant shall be responsible to perform and to pay for at Tenant’s sole cost and expense (it being agreed that the cost of which work and alterations shall not be paid out of the Work Allowance, the Rentalized Amount or the Excess Work Allowance Amount unless such FF&E Work is expressly included in the Fit-out Work) to provide furniture, fixtures and equipment for the Demised Premises (including telephones, computers, monitors, data center equipment, networking equipment, movable work stations, office equipment, radios and related equipment, and/or audio visual equipment) to be installed in connection with Tenant’s preparation of the Demised Premises for Tenant’s initial occupancy thereof or otherwise.

“Fit-out Work” shall mean those alterations consisting of all of the materials and work (excluding the FF&E Work, other than such portions thereof as Landlord expressly agrees to perform as part of the Fit-out Work), required to construct and finish (A) the Demised Premises for Tenant’s initial occupancy thereof, subject to and in accordance with the terms and limitations contained herein and (B) the Restroom Upgrade Work, in each instance, (1) substantially as shown on the Construction Plans, and (2) together with such changes thereto as may be made in accordance with the provisions of Section 2.03 hereof or as mutually agreed upon by Landlord and Tenant.

“Fit-out Work Construction Hours” shall have the meaning set forth in Section 2.03E(i) hereof.

“Final Working Drawings” shall have the meaning set forth in Section 13.02A(i)(A) hereof.

“First Rent Period” shall have the meaning set forth in Section 3.01A(i)(A) hereof.

“Fixed Rent” shall have the meaning set forth in Section 3.01A hereof.

“Fixtures” shall have the meaning set forth in Section 13.10A hereof.

“Force Majeure” shall mean any delays resulting from any causes beyond Landlord’s or Tenant’s reasonable control, as the case may be, including governmental regulation, governmental restriction, strike, labor dispute, riot, inability to obtain materials or supplies (exclusive of delays inherent in ordering Long Lead Items), acts of God, war, terrorist or bio-chemical attack, fire or other casualty and other like circumstances. Under no circumstances shall the non-payment of money or a failure attributable to a lack of funds be deemed to be (or to have caused) an event of Force Majeure nor shall weather conditions which are reasonably anticipatable as to frequency, duration and severity in their season of occurrence be deemed an event of Force Majeure. For purposes of this Lease, Force Majeure delays shall be deemed to exist only if Landlord or Tenant (as the case may be) promptly notifies the other party in writing of such delay and, after such initial notification promptly after request of the other party, Landlord or Tenant (as the case may be) notifies the other party of the status of such delay. Each party shall use all commercially reasonable efforts to mitigate the delay caused by any event of Force Majeure to the extent reasonably commercially practicable, but without the necessity of

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

employing overtime or premium pay labor unless such party elects to do so within its sole discretion or unless the other party elects to pay for such overtime or premium pay labor.

“Full Taxes” shall have the meaning set forth in the Unit Ground Lease.

“GAAP” shall mean generally accepted accounting principles (consistently applied).

“Governmental Authority” shall mean the United States of America, the State of New York, the City of New York, any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, or any quasi-governmental authority, now existing or hereafter created, having jurisdiction over the Real Property or any portion thereof.

“Ground Lease” shall mean that certain Agreement of Lease, dated as of December 12, 2001, originally between 42DP, as landlord, and NYTB, as tenant, as the same has been amended by the Tri-Party Agreement or otherwise prior to the date hereof, assigned and as may (subject to the provisions of this Lease) be further amended, modified, supplemented, severed and/or restated from time to time.

“Ground Lease Landlord” shall mean the then landlord under the Ground Lease.

“Guarantor” shall mean Market Group Limited, a limited liability company, duly incorporated in England and Wales and subsisting under English law.

“Hard Costs” shall mean all labor costs and all forms of demolition, construction, materials, alterations and decoration work included in the Premises as part of any Tenant Changes (but not any costs relating to FF&E Work or Costs of Fit-out Work).

“Hazardous Materials” shall have the meaning set forth in Section 34.02 hereof.

“Holidays” or “holidays” shall mean all Building Service Employees Union Contract holidays of general applicability to all employees.

“HVAC” shall mean heating, ventilation and air-conditioning.

“Improvements” shall mean the Unit, and any building machinery, equipment and fixtures (including Base Systems) affixed to and forming a part of the Building (including the Unit and the Common Elements), which may be erected or located wholly or partially on the Building during the Term of this Lease by or on behalf of any Condominium Board, Landlord, Tenant or any subtenant or any other occupant, but excluding any personal property owned or leased by Landlord, Tenant (including Tenant’s Property) or any subtenant or any other occupant.

“Incoming Deliveries” shall have the meaning set forth in Section 38.03 hereof.

“Indemnified Party” shall have the meaning set forth in Section 16.07C hereof.

“Indemnified Party Notice” shall have the meaning set forth in Section 16.07C hereof.

“Indemnifying Party” shall have the meaning set forth in Section 16.07C hereof.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Indemnitees” shall mean Landlord, each other Landlord and their respective partners, shareholders, officers, directors, members, employees, agents and contractors, the Public Parties, the Ground Lease Landlord, the Superior Lessors and the Superior Mortgagees.

“Initial Term” shall mean the initial term of this Lease commencing on the Commencement Date and ending on the Stated Expiration Date.

“Insurance Requirements” shall mean all customary requirements, now or hereinafter in effect, of any insurance policy covering or applicable to all or any part of the Real Property, the Building, the Unit or the Demised Premises or the use thereof, all requirements of the issuer of any such policy and all orders, rules, regulations, and other customary requirements of the Insurance Services Office, Inc. or any other body exercising the same or similar functions and having jurisdiction of all or any part of the Real Property, the Building, the Unit or the Demised Premises.

“Interest Rate” shall mean the Prime Rate plus three percent (3%) per annum.

“Issuing Bank” shall have the meaning set forth in Section 29.01B hereof.

“Land” shall mean the land described in Exhibit B annexed hereto and made a part hereof, in the Borough of Manhattan, City, County and State of New York.

“Landlord” as of the Execution Date, shall mean FC Eighth Ave., LLC, a Delaware limited liability company, having an office at c/o Forest City Ratner Companies, One MetroTech Center North, Brooklyn, New York 11201, and thereafter, shall mean only the owner, at the time in question, of the Unit or that portion of the Unit of which the Demised Premises are a part, or of a lease of the Unit or that portion of the Unit of which the Demised Premises are a part.

“Landlord Delay” shall have the meaning set forth in Section 2.02H(ii) hereof.

“Landlord Entity” shall mean the named Landlord herein (i.e., FC Eighth Ave., LLC) and Affiliates of Landlord and after any transfer of Landlord’s interest herein, the then landlord and the Affiliates of the then landlord.

“Landlord Party” shall mean a Landlord Entity and any principal, partner, member, officer, stockholder, director, trustees, employee or agent of a Landlord Entity or of any partner or member of any Person constituting a Landlord Entity or any other direct or indirect holder of an }ownership interest in Landlord, disclosed or undisclosed.

“Landlord Services” shall have the meaning set forth in Section 6.01A hereof.

“Landlord’s Consultant” shall have the meaning set forth in Section 13.02A(ii) hereof.

“Landlord’s Profit” shall have the meaning set forth in Section 8.08 hereof.

“Landlord’s Reletting Costs” shall have the meaning set forth in Section 8.08 hereof.

“Landlord’s Statement” shall mean, as applicable, a BID Statement, an Operating Expense Statement or a Tax Statement.

“Landlord’s Violation” shall have the meaning set forth in Section 13.08B hereof.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Lease Guaranty” shall mean certain Lease Guaranty of Payment and Performance, dated as of the Execution Date, given by Guarantor in favor of Landlord, as the same may be amended, modified, supplemented, and/or restated from time to time.

“Legal Requirements” shall mean all laws, statutes and ordinances (including all building codes and zoning regulations and ordinances) and the orders, rules, regulations, directives and requirements of all Governmental Authorities, which may be applicable to or affecting this Lease, the Real Property, the Demised Premises, the Building, the Unit and/or the Common Elements or the use or occupancy thereof, whether now or hereafter enacted or in force, ordinary or extraordinary, foreseen or unforeseen and all requirements, obligations and conditions of all instruments of record relating to the Real Property.

“List” shall mean, collectively, as updated from time to time, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation.

“Long Lead Item” shall mean any item which is not a stock item and must be specially manufactured, fabricated or installed or is of such an unusual, delicate or fragile nature that, in any such case, there is a substantial risk that (A) there will be a delay in its manufacture, fabrication, delivery or installation, or (B) after delivery, such item will need to be reshipped or redelivered or repaired so that in Landlord’s reasonable judgment the item in question cannot be completed when the standard items are completed even though the item in question is (1) ordered together with the other items required and (2) installed or performed (after the manufacture or fabrication thereof) in the order and sequence that such item and other items are normally installed or performed in accordance with good construction practice. hereof.

“Long Lead Item List” shall have the meaning set forth in Section 2.03A(xi) hereof.

“Major Alterations” shall have the meaning set forth in Section 13.01A(iv) hereof.

“Mast” shall have the meaning set forth in Section 36.01 hereof.

“Material Alterations” shall have the meaning set forth in Section 13.01A(iii) hereof.

“Material Tenant Changes” shall have the meaning set forth in Section 13.01B hereof.

“Messenger Center” shall have the meaning set forth in Section 38.01 hereof.

“Messenger Center Operating Hours” shall have the meaning set forth in Section 38.02 hereof.

“Mid-Rise Elevator Bank” shall mean the passenger elevators in the Building serving the Mid-Rise Floors, which Mid-Rise Elevator Bank shall at all times contain not less than eight (8) elevator cabs.

“Mid-Rise Floors” shall mean 29th through 43rd floors of the Building.

“Milestone Date Agreements” shall mean one or more agreements in recordable form, stating, among other things, as applicable, the Commencement Date, the Rent Commencement Date, and/or the Stated Date (and other dates, obligations or rights of the parties which may be affected by the determination of such dates).

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Net Effective Price” shall mean all sums and other consideration to be paid to Tenant (or any subtenant) by the assignee for, or by reason of, the assignment of this Lease less the present value (discounted at the Prime Rate, compounded monthly) of the amortized cost (such cost to be amortized over the remainder of the Term (or the term of a sublease, as the case may be) as of the proposed effective date of such assignment on a straight line basis with interest thereon at the Prime Rate) of any tenant construction allowances and cost of work to be performed by or on behalf Tenant specifically to prepare the Premises (or the sublet premises) for occupancy by such assignee; it being expressly agreed that no portion of the Costs of Fit-out Work, the FF&E Work or the cost of any other Tenant Changes or other alterations not specifically made by or on behalf of Tenant (or any subtenant) in order to prepare the Premises (or the sublet premises) for occupancy by such assignee shall be included in calculating the Net Effective Price hereunder.

“Net Effective Rent” shall mean an amount on a pro rated RSF basis equal to (a) the fixed rent, escalations for operating expenses and real estate taxes and other additional rent provided under a proposed sublease or a term sheet (as the case may be) less (b) the amortized cost (such cost to be amortized over the proposed term of the sublease on a straight line basis with interest thereon at the Prime Rate) or any free rent or subtenant construction allowances to be provided to the proposed subtenant and the cost of any Tenant Changes or other alterations specifically made by or on behalf of Tenant (or any subtenant) in order to prepare any sublet space for occupancy; it being expressly agreed that no portion of the Costs of Fit-out Work, the FF&E Work, the cost of any other Tenant Changes or other alterations not specifically made by or on behalf of Tenant (or a subtenant) in order to prepare any sublet space for occupancy shall be included in calculating the Net Effective Rent hereunder.

“Net Rent” shall have the meaning set forth in Section 20.05(c) hereof.

“Non-Extension Notice” shall have the meaning set forth in Section 38.01B(i) hereof.

“notices” shall have the meaning set forth in Section 24.01 hereof.

“NYTB” shall mean New York Times Building LLC.

“NYTC” shall mean New York Times Company and its successors and assigns.

“NYTC Unit” shall mean the space demised to NYTREC from time to time pursuant to that certain Agreement of Sublease, dated as of December 12, 2001, as the same may be amended, modified, supplemented and/or restated from time to time.

“NYTREC” shall mean NYT Real Estate Company LLC and its successors and assigns.

“Occupancy Date” shall mean the date upon which Tenant first opens for the normal conduct of business in the Demised Premises; it being expressly understood and agreed that the performance of any FF&E Work, and/or the presence of Tenant’s technical people in any portion of the Demised Premises, to install and test the operation of Tenant’s computer and other systems and equipment shall not be deemed the conduct of business by Tenant.

“OFAC” shall mean the Office of Foreign Assets Control of the Department of the Treasury.

“Offer” shall have the meaning set forth in Section 8.04A(i) hereof.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Operating Expense Statement” shall have Section 4.03B(iii) hereof. meaning set m “Operating Expense Year” shall have the meaning set forth in Section 4.03A(iv) hereof.

“Operating Expenses” shall have the meaning set forth in Section 4.03A(iii) hereof.

“Operational Hazardous Materials” shall mean any Hazardous Materials which are normally or reasonably used in the operation, maintenance or use of a Comparable Building, provided that the same are permitted to be used in such operation, maintenance or use by Legal Requirements and/or Insurance Requirements and are used, stored and disposed of in compliance in all material respects with Legal Requirements and/or Insurance Requirements, including use of fuels, heating oil, lubricants, pesticides, cleaning materials, paint and paint thinners, asphalt, caulks, and chemicals commonly used in connection with heating, plumbing, mechanical and electrical systems and in photocopying machines, computers, word processing equipment and other business machines.

“Operation of the Property” shall have the meaning set forth in Section 4.03A(iii)(B) hereof.

“Organized Crime Figure” shall mean any Person (A) who has been convicted in a criminal proceeding for a felony or any crime involving moral turpitude or that is an organized crime figure or is reputed to have substantial business or other affiliations with an organized crime figure, or (B) who, directly or indirectly controls, is controlled by, or is under common control with, a Person who has been convicted in a criminal proceeding for a felony or any crime involving moral turpitude or that is an organized crime figure or is reputed to have substantial business or other affiliations with an organized crime figure. The determination as to whether any Person is an organized crime figure or is reputed to have substantial business or other affiliations with an organized crime figure shall be within the sole discretion of Landlord (which discretion shall be exercised in good faith) or as determined by the Ground Lease Landlord in accordance with the terms of the Ground Lease.

“Original Tenant” shall mean the tenant named herein (i.e., Markit North America, Inc., a Delaware corporation).

“Outgoing Deliveries” shall have the meaning set forth in Section 38.04 hereof.

“Outline Specifications” shall have the meaning set forth in Section 2.03A(i) hereof.

“Outside Reserve Date” shall have the meaning set forth in Section 6.05 hereof.

“Overdue Payment” shall have the meaning set forth in Section 3.03 hereof.

“Partnership Tenant” shall have the meaning set forth in Section 25.01 hereof.

“Permits” shall have the meaning set forth in Section 13.04A hereof.

“Permitted Entity” shall mean Original Tenant or a Successor to Original Tenant and/or an Affiliate of Original Tenant.

“Permitted Tenant Changes” shall have the meaning set forth in Section 13.01B hereof.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Person” shall mean (A) an individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association or other business entity, (B) any federal, state, county or municipal government (or any bureau, department, agency or instrumentality thereof), and (C) any fiduciary acting in such capacity on behalf of any of the foregoing.

“PILOT” shall have the meaning set forth in the Unit Ground Lease.

“Predecessor Tenant” shall have the meaning set forth in Section 8.10 hereof.

“Prime Rate” shall mean, for any period of time during the Term of this Lease, the then published annual prime or base interest rate upon unsecured loans charged by JPMorgan Chase (or any successor thereto) or Citibank, N.A. (or any successor thereto) if JPMorgan Chase N.A., Citibank, N.A. or such successor shall not then have an announced prime or base rate).

“Principal” shall mean, with respect to any Person, (A) any director or the president, any vice president, the treasurer, or the secretary thereof if such Person is a corporation, (B) any general partner of a partnership or managing member or manager of a limited liability company, or (C) any shareholder, limited partner, member or other Person having a direct or indirect economic interest in such Person, whether beneficially or of record, in excess of ten percent (1 0%) of all of the issued and outstanding shares, partnership interests, limited liability company interests or other ownership interests of such Person. In calculating the percentage interest of any shareholder, partner, member or other beneficially interested Person referred to in the prior sentence, the interest in the equity of any Affiliate of such shareholder, partner, member or beneficially interested Person shall be attributed to such shareholder, partner, member or beneficially interested Person.

“Priority Lease” shall mean a lease for all or any portion of the Unit executed and delivered prior to the Execution Date which grants to the tenant thereunder the right, on or about the Stated Expiration Date, to lease all or part of the Demised Premises, but which shall not include any amendments to any such leases entered into after the Execution Date which grant such tenant additional rights to lease all or any part of the Demised Premises.

“Prohibited Entity” shall mean (A) any Prohibited Person, (B) any Person that is identified on the List or (C) any Person that is a NYTC Competing User (as defined in the Condominium Declaration).

“Prohibited Person” shall have the meaning set forth in the Unit Ground Lease.

“Prohibited Work” shall mean any Tenant Changes creating excessive noise or fumes (including any Tenant Change (s) involving (A) demolition, (B) cutting, trenching, chopping and drilling of floor slabs, (C) shooting fasteners into slab, floor or overhead, (D) spraying of paint or other coatings, (E) disconnects or shutdowns affecting other tenants or other parts of the Building, (F) burning or welding of steel which causes fumes to be transmitted to other parts of the Building or (G) the use of air-hammers or concrete saws).

“Project Documents” shall have the meaning set forth in the Unit Ground Lease.

“Punch List Items” shall have the meaning set forth in Section 2.02E hereof.

“Ready for Occupancy Conditions” shall have the meaning set forth in Section 2.02A hereof.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Real Property” shall mean collectively the Land and Building.

“Recapture Right” shall have the meaning set forth in Section 8.04A(i) hereof.

“Recapture Space” shall have the meaning set forth in Section 8.04A(i) hereof.

“Recapture Sublease” shall have the meaning set forth in Section 8.04A(iii) hereof.

“Recapture Transaction” shall have the meaning set forth in Section 8.04A(i) hereof.

“Recognized Mortgagee” shall have the meaning set forth in the Unit Ground Lease.

“Records” shall have the meaning set forth in Section 4.04A hereof.

“Recurring Additional Rent” shall mean the recurring monthly payments of Tenant’s Tax Payment, Tenant’s BID Payment and/or Tenant’s Operating Expense Payment.

“Rent” or “rent” shall mean all Fixed Rent Additional Rent, Additional Fixed Rent and all other charges payable under this Lease.

“Rentalized Amount” shall have the meaning set forth in Section 2.03B(iii) hereof (which amount shall in no event exceed the sum of $********).

“Rent Commencement Date” or “RCD” shall mean the date which is three (3) months after the Commencement Date, as such date may be adjusted (or deemed to have occurred) in accordance with the terms hereof.

“Rent Per Square Foot” shall have the meaning set forth in Section 8.04A(iii)(A) of this Lease.

“Rentable Square Feet” or “RSF” shall mean the rentable square feet of the Demised Premises, the Unit and/or other portions of the Building (as the case may be).

“Replacement Antenna” shall have the meaning set forth in Section 36.10B hereof.

“Replacement L/C” shall have the meaning set forth in Section 29.01G hereof.

“Replacement Notice” shall have the meaning set forth in Section 38.01 G hereof.

“Reserved Chilled Water Capacity” shall have the meaning set forth in Section 6.05 hereof.

“Restoration Damage Statement” shall have the meaning set forth in Section 17.05 of this Lease.

“Restoration Termination Date” shall have the meaning set forth in Section 17.05 of this Lease.

“Restoration Termination Notice” shall have the meaning set forth in Section 17.05 of this Lease.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Restoration Trigger Date” shall have the meaning set Section 17.05 of this Lease.

“Restroom Upgrade Costs” shall mean the hard and soft costs incurred by Landlord in order to perform the Restroom Upgrade Work.

“Restroom Upgrade Work” shall mean the work to be performed by Landlord as part of the Fit-out Work consisting of the installation of two (2) unisex ADA compliant bathrooms on the floor in which the Demised Premises are located, as will be preliminarily shown on the Outline Specifications, subject to Tenant’s right to modify the same or make a Change Order in respect thereof as permitted under Section 2.03 hereof.

“Retail PILOT” shall have the meaning set forth in the Unit Ground Lease.

“Retail Unit” shall mean the space demised under the Retail Unit Lease.

“Retail Unit Lease” shall mean that certain Agreement of Sublease (Retail), dated as of December 12, 2001, originally between NYTB, as landlord, and Landlord’s predecessor-in-interest, as tenant, as the same may be amended, assigned, modified, supplemented and/or restated from time to time.

“Rules and Regulations” shall have the meaning set forth in Section 26.01 hereof.

“Satisfactory Letter of Credit” shall have the meaning set forth in Section 29.01B hereof.

“Scheduled PILOT Conversion Date” shall have the meaning set forth in the Unit Ground Lease.

“Second Rent Period” shall have the meaning set forth in Section 3.01A(i)(B)hereof.

“SNDA Agreement” shall have the meaning set forth in Section 9.02A hereof.

“Soft Costs” shall mean costs and expenses attributable to architect, construction management, consulting, attorney (but only to the extent that the same relates to Tenant Changes (which shall not include Costs of Fit-out Work) and not on account of the negotiation or entering into of this Lease or any other agreement with Landlord or any other Person), engineering, permit and filing, and other similar fees (including general conditions and contractor fees).

“Specialty Alterations” shall mean Tenant Changes made in or to the Demised Premises (or other portions of the Unit to the extent expressly permitted hereunder, if any) which are not customary office installations for single floor office tenants, including kitchen facilities, cafeteria, safes or vaults, gymnasiums or dedicated fitness centers (including any raised flooring or locker/shower facilities constructed in connection therewith), executive bathrooms or any additional bathrooms (other than bathrooms installed as part of the Restroom Upgrade Work), raised flooring, trading floors, reinforced flooring, dumbwaiters, pneumatic tubes, shaft space constructed the Demised Premises as part of any Tenant Changes (but only to the extent such shaft space materially exceeds that typically found in standard office installations), any antenna, vertical and horizontal transportation systems, auditorium, child or health care facilities, travel agency, print shop, conveyors, elevators, mezzanine space or mezzanine floors, internal

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

staircases, escalators and alterations made to fire staircases used for inter-floor traffic, emergency generators, UPS systems facilities, or any other Tenant Change of a similar character.

“Stated Expiration Date” shall mean the last day of the month in which the tenth (10th) anniversary of the Rent Commencement Date occurs.

“Stated Extension Term Expiration Date” shall have the meaning set forth in 39.01 hereof.

“Statement of Costs of Fit-out Work Amount” shall have the meaning set forth in Section 2.03B(ix) hereof.

“Substantial Completion” or “Substantially Completed” shall have the meaning set forth in Section 2.02E hereof.

“Subway Agreement” shall mean that certain Agreement, dated as of December 12, 2001, among NYTB, The New York City Transit Authority, 42DP and the City, as the, same may (subject to the provisions hereof) be amended, modified or supplemented and/or restated from time to time.

“Successor” shall have the meaning set forth in Section 8.01B hereof.

“Successor Landlord” shall have the meaning set forth in Section 9.05B hereof.

“Superior Instruments” shall mean the Condominium Documents, DUO, the Ground Lease, the Unit Ground Lease, the Subway Agreement, the Vault Agreement, the other Project Documents, and any Superior Lease or Superior Mortgage.

“Superior Leases” shall have the meaning set forth in Section 9.02A hereof.

“Superior Lessor” shall mean the lessor under a Superior Lease.

“Superior Mortgagee” shall mean the holder or holders (including the agent for any lending syndicate) of a Superior Mortgage.

“Superior Mortgages” shall have the meaning set forth in Section 9.02A hereof.

“Superior Obligation Instruments” shall mean each of the Condominium Documents, DUO, the Ground Lease and the Unit Ground Lease.

“Superior Party” shall mean each of the Condominium Boards, the Ground Lease Landlord, the Unit Ground Lease Landlord, any Superior Lessor, any Superior Mortgagee, 42DP and the City.

“Supplemental HVAC System” shall have the meaning set forth in Section 6.05 hereof.

“Tax Adjustment Date” shall have the meaning set forth in Section 4.02D(v) hereof.

“Tax Base Year” shall have the meaning set forth in Section 4.02A(iv) hereof.

“Tax Due Date” shall have the meaning set forth in Section 4.02(B)(ii) hereof.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Tax Statement” shall have the meaning set forth Section 4.02B(iii) hereof.

“Tax Year” shall have the meaning set forth in Section 4.02A(vi) hereof.

“Taxes” shall have the meaning set forth in Section 4.02A(v) hereof.

“Temporary Rate” shall have the meaning set forth in Section 39.06A hereof.

“Termination Date” shall have the meaning set forth in Section 8.04A(ii) hereof

“Tenant” shall mean Original Tenant and its Successors and permitted assigns.

“Tenantable” shall have the meaning set forth in Section 6.07 A hereof.

“Tenant Changes” shall have the meaning set forth in Section 13.01A(i) hereof.

“Tenant Delay” shall have the meaning set forth in Section 2.02F(ii) hereof.

“Tenant Entity” shall mean Tenant and its permitted successors and assigns and their respective Affiliates.

“Tenant Party” shall mean a Tenant Entity and any Principal, partner, member, officer, stockholder, director, employee or agent of a Tenant Entity or of any partner or member of any Person constituting a Tenant Entity or any other direct or indirect holder of an ownership interest in a Tenant Entity, disclosed or undisclosed.

“Tenant’s Architect” shall mean an architect or engineer selected by Tenant licensed to practice in the State of New York with not less than ten (10) years’ experience in major commercial urban centers in designing build-outs for tenants in first class office buildings comparable to the Building and who maintains errors and omissions insurance of not less than $2,000,000. Landlord hereby approves TPG Architecture, LLP at Tenant’s Architect for the Fit-out Work.

“Tenant’s BID Payment” shall have the meaning set forth in Section 4.02C(i) hereof.

“Tenant’s Conduit” shall have the meaning set forth in Section 6.03A hereof.

“Tenant’s Consent Request” shall have the meaning set forth in Section 8.05A hereof.

“Tenant’s Estimated BID Payment” shall have the meaning set forth in Section 4.02C(ii) hereof.

“Tenant’s Estimated Operating Expense Payment” shall have the meaning set forth in Section 4.03B(ii) hereof.

“Tenant’s Estimated Tax Payment” shall have the meaning set forth m Section 4.02B(ii) hereof.

“Tenant’s Operating Expense Payment” shall have the meaning set forth in Section 4.03B(i) hereof.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Tenant’s Percentage” shall mean collectively, or individually as applicable, “Tenant’s Proportionate Tax Share” and “Tenant’s Proportionate Operating Expense Share.”

“Tenant’s Property” shall mean all machinery, furniture, equipment, signage and trade fixtures (including property installed as part of FF&E Work or the Fit-out Work (to the extent not funded out of the Work Allowance), and any replacements or substitutions thereof) (A) installed by or on behalf of Tenant which are removable without material damage to the Demised Premises, the Unit, the Common Elements, the FC Limited Common Elements, the NYTC Limited Common Elements or the Building (including interior and exterior signage), (B) which are not replacements of any property of Landlord or the Condominium, whether any such replacement is made at Tenant’s expense or otherwise, (C) which do not constitute Base Systems, FC Limited Common Elements, NYTC Limited Common Elements or Common Elements and (D) which do not and would not constitute machinery and fixtures used in connection with the operation of the Building under the Ground Lease or any “Equipment” (as such term is defined in the Unit Ground Lease) therein and which would not otherwise constitute the property of any of the Superior Parties.

“Tenant’s Proportionate Operating Expense Share” shall have the meaning set forth in Section 4.03A(v) hereof “Tenant’s Proportionate Tax Share” shall have the meaning set forth m Section 4.02A(vii) hereof.

“Tenant’s Pro Rata Rent” shall have the meaning set forth in Section 8.13 hereof.

“Tenant’s Reserved Emergency Power” shall have the meaning set forth in Section 41.01A hereof.

“Tenant’s Statement” shall have the meaning set forth in Section 4.04D hereof.

“Tenant’s Superior Instrument Obligations” shall have the meaning set forth in Section 9.09A hereof.

“Tenant’s Tax Payment” shall have the meaning set forth in Section 4.02B(i) hereof.

“Tenant’s TCO” shall have the meaning set forth in Section 2.03H hereof.

“Term” shall mean the Initial Term of this Lease, as the Initial Term may be extended for the Extension Term, in accordance with and subject to the terms and conditions of Article 39 hereof, or such sooner date as this Lease shall terminate pursuant to any of the terms of this Lease or pursuant to law.

“Times Square Theater Surcharge” shall mean the “Theater Surcharge” as such term is defined in the Unit Ground Lease.

“Trigger Date” shall have the meaning set forth in Section 22.02A hereof.

“Tri-Party Agreement” shall mean that certain Tri-Party Agreement, dated as of June 25, 2004, by and among 42DP, ESDC, NYTB and GMAC Commercial Mortgage Corporation (now known as Capmark Finance Inc.).

“UGL Major Alteration” shall mean a “Major Alteration” as defined in the Unit Ground Lease.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

“Unamortized Excess Work Allowance” shall have meaning set forth in Section 8.08 hereof.

“Unit” shall mean the FC Collective Unit (as defined in the Condominium Declaration), including any interest owned by the FC Unit Owner in the Common Elements and the FC Limited Common Elements (including the Special FC Limited Areas) appurtenant to the FC Collective Unit (including the Special FC Limited Areas), but expressly excluding therefrom the Retail Unit, the SPU Unit (as defined in the Condominium Declaration), and any limited common elements appurtenant thereto, if any.

“Unit Generator” shall have the meaning set forth in Section 6.01A(ix) hereof.

“Unit Ground Lease” shall mean that certain Agreement of Sublease (Office), dated as of December 12,2001, originally between NYTB, as landlord, and Landlord’s predecessor-in-interest, as tenant, as the same has been modified by the Tri-Party Agreement and as the same may (subject to the provisions hereof) be assigned, further amended, modified or supplemented and/or or restated from time to time.

“Unit Ground Lease Landlord” shall mean the then landlord under the Unit Ground Lease.

“Unit Owner” shall have the meaning set forth in the Condominium Documents.

“Untenantable” shall have the meaning set forth in Section 6.07A hereof.

“Untenantable Space” shall have the meaning set forth in Section 6.07 A hereof.

“Vault Agreement” shall mean that certain Vault Sublicense, dated as of December 12, 2001, by and between 42DP and NYTB, as the same may (subject to the provisions hereof) be assigned, amended, modified or supplemented and/or restated from time to time.

“Walk-Through Date” shall have the meaning set forth in Section 2.02E(iii) hereof.

“Work Allowance” shall have the meaning set forth in Section 2.03B(iii) hereof.

“Window Blocking” shall mean that any exterior, curtain wall window of the Premises is blocked or bricked-up for any reason (including, without limitation, by Landlord (except as a result of the Hoist) (A) in connection with the performance of repairs, maintenance or improvements to the Building, (B) if required by any Legal Requirements, or (C) by the use of any netting or similar device).

B. Rules of Construction.

The following rules of construction shall be applicable for all purposes of this Lease and all agreements supplemental hereto, unless the context otherwise requires:

(a) The terms “hereby”, “hereof”, “hereto”, “herein”, “hereunder” and any other similar terms shall refer to this Lease, and “hereafter” shall mean after, and “heretofore” shall mean before, he date of this Lease.

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been requested with respect to the omitted portions.

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(b) Words of the masculine, feminine or neuter gender shall mean and include correlative words of the other genders and words importing the singular number shall mean and include the plural number and vice versa.

(c) The terms “include”, “including” and other similar terms shall be construed as if followed by the phrase “without being limited to”.

(d) The term “and/or” when applied to one or more matters or things shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question.

(e) The phrases “Landlord shall not have liability to Tenant” or “the same shall be without liability to Landlord” or “without incurring any liability to Tenant therefor” or phrases of similar import shall mean that Tenant is not entitled to terminate this Lease, or to receive any abatement or diminution of rent, claim Landlord Delay, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other right or kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant’s use of occupancy of the Demised Premises or any part thereof.

(f) The phrase “such consent shall not be unreasonably withheld” or phrases of similar import shall mean such consent shall not be unreasonably withheld or delayed or conditioned (unless the specific provision in which the phrase is used has conditions that are required to be satisfied).

(g) Whenever this Lease requires Landlord to be “reasonable” in giving its consent or approval or in performing an act or refraining :from taking any action, Landlord’s refusal to consent, approve, perform or refrain shall be deemed to be “reasonable” if Landlord’s approval or consent, performance of any act or refraining :from taking any action, would, in the exercise of Landlord’s reasonable judgment, constitute a default under any Superior Instrument.

(h) Each term, covenant, agreement, obligation or other provision of this Lease on Tenant’s part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent upon any of the other terms of this Lease, as to which Tenant’s obligation shall be time of the essence, subject, however, to any notice and/or cure period specifically set forth in this Lease with respect to the obligation at issue, if any. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.

1.02 From and after the Commencement Date, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Demised Premises for the Term. The leasing of the Demised Premises by Tenant shall include the right of Tenant (a) subject to the terms of this Lease and the Superior Instruments, to access the Building common areas in common with other tenants and occupants in the Building and (b) to use all fixtures, improvements and betterments owned or leased by Landlord which, at any time during the Term of this Lease, are attached to or installed in the Demised Premises, all subject to such restrictions, rules, regulations, security and access control arrangements and charges (if any) as are provided for in this Lease.

TO HAVE AND TO HOLD unto Tenant, its successors and permitted assigns, for the Term, YIELDING AND PAYING the Fixed Rent and all Additional Rents hereinafter set forth, all on the covenants, conditions and agreements hereinbefore and hereinafter stated.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

ARTICLE 2

COMMENCEMENT OF TERM;

POSSESSION OF DEMISED PREMISES; FIT-OUT WORK

2.01 The Term shall commence on the Commencement Date. The payment of Fixed Rent shall commence on the Rent Commencement Date and the payment of Recurring Additional Rent shall commence as provided in Article 4 hereof. All other Additional Rent, including Additional Rent for electricity, freight elevators and other utilities and services, shall be due and payable as hereinafter provided in this Lease.

2.02 A. Subject to the requirements and limitations set forth herein, Landlord shall cause the following conditions (collectively, the “Ready for Occupancy Conditions”) to be satisfied (or deemed satisfied) in accordance with the terms hereof:

(i) Substantially Complete the core bathrooms on the floor in which the Demised Premises are located substantially in accordance with the Base Building Criteria; and

(ii) Substantially Complete the Fit-out Work, including the Restroom Upgrade Work.

B. Reserved.

C. Reserved.

D. For purposes of this Lease, “Substantial Completion” or “Substantially Completed” means completion of (i) the item(s) of Base Building Work in question substantially in accordance with the Base Building Criteria and (ii) any other work or alterations performed hereunder, as applicable, including the Fit-out Work except (a) in the case of Base Building Work or the Fit-out Work, for any item(s) of Base Building Work or the Fit-out Work, as the case may be, which, in accordance with good construction scheduling practices, should only be completed after completion by Tenant of one or more item(s) of the FF&E Work (it being agreed that Landlord shall commence completion of any such item( s) of Base Building Work or the Fit -out Work, as the case may be, as soon as reasonably practicable after Landlord’s receipt of notice from Tenant of completion of the item(s) of the FF&E Work in question); it being agreed that any such deferred item(s) of Base Building Work and/or the Fit-out Work, as the case may be, shall not be a condition to the satisfaction of the Ready for Occupancy Conditions and (b )(1) with respect to any work or alterations under clause (i) or (ii) above, minor or insubstantial details of construction, decoration, mechanical adjustment or installation, the non-completion of which will not interfere (by more than a de minimis extent) with Tenant’s occupancy of the Premises for the normal conduct of Tenant’s business and (2) with respect to the Base Building Work and the Fit-out Work, such minor or insubstantial items as shall have been identified in writing by Tenant after Tenant shall have been afforded access to inspect the Base Building Work applicable to the Demised Premises, the Fit-out Work and the Demised Premises on the Walk-Through Date or otherwise (the items under clauses and (a) and (b) above being referred to herein collectively as the “Punch List Items”). Tenant shall deliver to Landlord the list of Punch List Items relating to the Ready for Occupancy Conditions as and when applicable as provided herein no later than five (5) Business Days after the Walk-Through Date thereof.

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been requested with respect to the omitted portions.

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E. (i) Landlord shall notify Tenant at least fifteen (15) Business Days in advance of the anticipated satisfaction of the Ready for Occupancy Conditions (the “Delivery Condition Notice”) setting forth the date on which Landlord reasonably believes the Ready for Occupancy Conditions will be satisfied (such date, as the same may be revised by the Confirmation Notice, is referred to herein as the “Anticipated Delivery Date”).

(ii) At least ten (1 0) Business Days prior to the Anticipated Delivery Date specified in the Delivery Condition Notice, Landlord shall deliver to Tenant a second notice (the “Confirmation Notice”) confirming the Anticipated Delivery Date set forth in the Delivery Condition Notice, or if such delivery date is no longer expected to be met by Landlord, the Confirmation Notice shall set forth the revised anticipated delivery date (which may be later but not earlier than the Anticipated Delivery Date set forth in the Delivery Condition Notice).

(iii) Within five (5) Business Days after Tenant’s receipt of the Confirmation Notice, Tenant shall establish a date (which date shall be no later than five (5) Business Days after Tenant’s receipt of the Confirmation Notice) reasonably acceptable to Landlord (a “Walk-Through Date”) on which Landlord and Tenant shall jointly inspect the Premises to determine if the Ready for Occupancy Conditions have been satisfied in accordance with the terms of this Section 2.02. After the delivery to Tenant of the Confirmation Notice, and upon reasonable prior notice from Landlord, Tenant shall use reasonable efforts to meet with Landlord at the Building, accompanied by Tenant’s Construction Representative and such of Tenant’s architectural, engineering and/or construction consultants as Tenant may reasonably designate or Landlord shall have reasonably requested, prior to the Anticipated Delivery Date specified in the Confirmation Notice to facilitate preparation of a draft list of Punch List Items.

(iv) Landlord, at its sole cost and expense, shall complete all Punch List Items(s) in accordance with good construction practices as soon as reasonably practicable (but in any event, subject to extension due to Force Majeure or Tenant Delays, within sixty (60) days) after the date when Landlord and Tenant shall have confirmed their agreement to a list of Punch List Items in writing, except for any Punch List Item(s) which in accordance with good construction scheduling practices should only be completed after completion by Tenant of one or more item(s) of the FF&E Work (it being agreed that Landlord shall prosecute completion of such Punch List Item(s) diligently and with continuity until completion). In addition, Landlord shall repair any latent defects in the Demised Premises promptly after receiving notice thereof from Tenant, provided that any such notice is delivered not later than one hundred eighty (180) days after the Commencement Date. If (a) Landlord and Tenant fail to agree on the Punch List Items within sixty (60) days after the Walk-Through Date or (b) Landlord fails to complete the Punch List Items within such sixty (60) days after the date when Landlord and Tenant shall have confirmed their agreement to a list of Punch List Items in writing (as the same maybe extended due to Force Majeure or Tenant Delays), Tenant may deliver notice to Landlord with respect thereto. If the Punch List has not been agreed upon or the Punch List Items not completed within ten (10) Business Days following the delivery by Tenant to Landlord of such notice, Tenant may deliver to Landlord a second notice with respect thereto (which notice shall expressly state that Tenant may exercise self-help and offset rights in accordance with the provisions of this Section), and in such event, Tenant shall have the right to perform the Punch List Items (but only such Punch List Items as to which Landlord and Tenant have agreed upon in writing as aforesaid) which are not completed by Landlord reasonably promptly following the delivery by Tenant to Landlord, providing a credit against the next payment(s) of Rent payable by Tenant hereunder or paying such sum to Tenant) for its

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reasonable out-of-pocket third party expenses connected with performing such Punch List Items within thirty (30) days after Tenant delivers to Landlord an invoice with respect thereto (which invoice shall be accompanied by reasonable supporting documentation so that Landlord shall be able to verify the amount of such expenses). Notwithstanding the foregoing, if, at the time Tenant is entitled to such reimbursement, Tenant is then in default under this Lease beyond the expiration of any applicable notice and/or cure period, Landlord may offset the amount of such reimbursement payable to Tenant against amounts properly due and owing by Tenant to Landlord.

F. (i) If any Tenant Delay occurs and such Tenant Delay causes an actual delay in the Substantial Completion and/or the fulfillment of any condition for the satisfaction of the Ready for Occupancy Conditions, then for purposes of determining the date on which the Ready for Occupancy Conditions have been satisfied (and notwithstanding any provision of this Lease or any other exhibits attached to this Lease to the contrary), but without limiting any other rights or remedies that Landlord may have hereunder, the Ready for Occupancy Conditions shall be deemed to have been satisfied and the Commencement Date shall be deemed to have occurred, on the date on which Landlord would have been reasonably estimated to have satisfied the Ready for Occupancy Conditions but for such Tenant Delay. In addition, Tenant shall pay to Landlord, as Additional Rent, within thirty (30) days after receipt of Landlord’s invoices therefor, all actual increased hard and soft costs incurred by Landlord by reason of, and directly attributable to any Tenant Delays; provided, however, in the event that any Tenant Delay results in a casualty and such costs are covered by insurance required to be maintained by Tenant hereunder, Landlord agrees to look first to such insurance coverage; provided, further, however, the foregoing shall not relieve Tenant for any costs not so covered by insurance.

(ii) For the purposes hereof, “Tenant Delay” shall mean any actual delay beyond the reasonably anticipated completion date for the matter at issue that Landlord may encounter in the performance of Landlord’s obligations under this Lease due to any negligence, omission (where there is a duty to act) or act of any nature of Tenant or any Tenant Party or any of their respective agents, employees, contractors, subcontractors or invitees, including, subject to the terms hereof, the following: (A) any violation noted against the Premises, the Unit, the Building or any part thereof caused by Tenant or any Tenant Entity, or any other act or omission of Tenant or any Tenant Entity, which actually delays Landlord in obtaining a temporary or permanent certificate of occupancy for the Building or the Demised Premises; (B) Tenant’s failure to timely (1) provide the Outline Specifications and/or Construction Plans as required under Section 2.03 hereof (or Tenant’s failure to act in accordance with Section 2.03 hereof in revising the same in accordance with the comments of Landlord or Landlord’s Consultants thereto), (2) approve or disapprove any prepurchase specifications or Long Lead Items set forth on the Long Lead Item List, (3) approve or disapprove any aspect of the Fit-out Work which Landlord reasonably requests Tenant to approve on an expedited basis, or (4) approve (or disapprove) and designate the contractors to be selected in the bid process as contemplated by Section 2.03B(iv) hereof, each in accordance with the applicable time limitations set forth in Section 2.03 hereof, or if no such time limitations are specified, within a reasonable time period; (C) the effects of Change Orders requested by Tenant or as are reasonably necessary to effectuate Substantial Completion of the Fit-out Work, including the design and permitting thereof; (D) the failure of Tenant’s Construction Representative to timely attend any walk-throughs or preliminary walk-throughs contemplated by Section 2.02E or to attend the coordination meetings contemplated in Section 13.03 hereof; (E) any unreasonable delay in the performance of work by a Person employed by Tenant, including Tenant’s Architect; (F) the failure of Tenant to respond with reasonable promptness to any reasonable Landlord request for Tenant’s specific design requirements for any aspect of the Fit-out Work; (G) the failure by

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Tenant to make any payment or perform any material obligation required under Section 2.03 prior to Substantial Completion of the Fit-out Work; (H) the failure by Tenant timely to deliver or to cause to be delivered any installation or any item of furniture, fixtures or equipment, which it is Tenant’s obligation to order and deliver to the Building for installation therein by Landlord as part of the Fit-out Work (but the foregoing shall not be construed as requiring Landlord to perform any FF&E Work unless the same is expressly included in the Construction Plans), or which would otherwise delay Landlord in the Substantial Completion of the Fit-out Work; (I) if any dispute with respect to any matter under this Section 2.02 or Article 13 hereof is resolved or settled in favor of Landlord and such dispute causes (1) any delay in the Substantial Completion of the Base Building Work or (2) any delay in the satisfaction of any of the Ready for Occupancy Conditions, (J) any failure of Tenant to timely provide a list of Punch List Items, and/or (K) any other Tenant Delay as specifically provided for in this Lease. Tenant Delay will commence as provided below, but, except as otherwise expressly provided herein, in no event shall Tenant Delay commence earlier than the actual activity or occurrence that causes such Tenant Delay and shall continue only through the date that such activity or occurrence shall cease to constitute a Tenant Delay; provided however, (i) all simultaneous delays which constitute a Tenant Delay hereunder shall be deemed to run concurrently and not consecutively and shall not be “double” counted and (ii) Tenant Delay shall include any consequential delays caused by the initial Tenant Delay events which could constitute a Tenant Delay.

(iii) Unless Tenant knew of or reasonably should have known of the circumstances giving rise to Tenant Delay and the fact of Tenant Delay as evidenced by job minutes, correspondence, memoranda or other writings furnished to or issued by Tenant (which job minutes, correspondence, etc. specifically refer to such circumstances giving rise to a Tenant Delay and to the fact of a Tenant Delay), Tenant shall not be charged for any Tenant Delay unless Landlord shall (except as otherwise expressly provided in Section 2.03 hereof) have delivered notice to Tenant of such Tenant Delay within five (5) Business Days after Landlord has actual knowledge of the circumstances giving rise to such Tenant Delay, which notice shall refer to the circumstances giving rise to such Tenant Delay. If notice is required as aforesaid, the period of Tenant Delay shall not commence until the first Business Day after the date when such notice shall have been delivered to Tenant.

(iv) Notwithstanding anything to the contrary contained in this Lease, in the event of any simultaneous occurrence of Tenant Delay with a delay occurring as a result of Force Majeure, for the duration of any such simultaneous occurrence, such delay shall be deemed to be a Force Majeure delay only.

G. Except as otherwise expressly provided in this Lease, upon the date when the Ready for Occupancy Conditions shall be satisfied (or deemed satisfied) as provided herein or the Occupancy Date otherwise occurs, Tenant shall be deemed to have agreed for all purposes hereof that the Demised Premises shall have been Substantially Completed and the Ready for Occupancy Conditions have been satisfied, subject to Landlord causing the completion of any Punch List Items relating thereto in the manner provided hereunder and complying with Landlord’s obligations with respect to latent defects as provided Section 2.02E(iv).

H. Tenant acknowledges that at the time the Occupancy Date has occurred, until Substantial Completion of any remaining Base Building Work, construction work will or may be continuing in all or part of the Building common areas and that the performance thereof may disturb Tenant’s quiet enjoyment of, and access to the Demised Premises through, certain Building common areas. Until Substantial Completion of the Base Building Work, Tenant hereby accepts such conditions

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as modifications and limitations on its right to use and access the Building common areas, except to the extent caused by the negligence or willful misconduct of Landlord. Notwithstanding the foregoing, Landlord shall, subject to the provisions of Section 10.04 hereof, use commercially reasonable efforts to minimize interference with Tenant’s access to and use and occupancy of the Premises in performing the Base Building Work and shall perform all work and repairs diligently and in a workerlike manner and in compliance with Legal Requirements.

I. Landlord agrees that in no event will the Base Building Criteria, the Base Building Work or the Design Guidelines be changed or modified in such a manner that would (a) reduce the usable area of the Demised Premises, or (b) upon completion (as it relates to the Base Building Work) adversely affect (by more than a de minimis extent) Tenant’s use and enjoyment of the Demised Premises as permitted hereunder or access to the Building, without the consent of Tenant, which consent shall not be unreasonably withheld.

2.03 A. (i) Tenant, at Tenant’s sole cost and expense (except as otherwise expressly provided herein), shall cause Tenant’s Architect to promptly prepare outline specifications and a space plan (collectively, the “Outline Specifications”) for the proposed Fit-out Work, which Outline Specifications (a) shall also include a description of any alterations that would constitute a Material Tenant Change, the proposed location of the Rest Room Upgrade Work (and the components thereof) and a list of any potential Long Lead Items, (b) shall not adversely affect the performance of any Base Building Work (beyond a de minimis extent), and (c) shall not include the purchase or installation of any FF&E Work or any programming of computer, telephone or other systems to be installed as part of any FF&E Work or otherwise (unless, if included in the Outline Specifications, Landlord expressly agrees to the installation thereof). The Outline Specifications shall contain such specifications and layouts as Tenant reasonable requires; provided however, and notwithstanding anything contained in the Outline Specifications or anything herein to the contrary, if the time period to Substantially Complete the Fit-out Work (including, without limitation, on account of any changes and/or additions requested by Tenant thereto and approved by Landlord pursuant to the terms hereof or any Change Orders) shall exceed five (5) months (as determined by Landlord in its reasonable discretion), Landlord shall give Tenant notice thereof; it being agreed, in such event, that the Rent Commencement Date shall be advanced (i.e., moved forward) by one (1) day for each day of such excess, unless, not later than two (2) Business Days following Landlord’s notice thereof, Tenant elects to modify the Outline Specifications to modify the portions thereof which cause the same to exceed a reasonably estimated five (5) month completion time. Tenant shall (a) substantially complete the preparation of the Outline Specifications and deliver a copy thereof to Landlord no later than fifteen (15) Business Days following the Execution Date and (b) make all changes thereto reasonably requested by Landlord and submit a revised draft thereof to Landlord for its review within five (5) Business Days after Tenant’s receipt of Landlord’s comments with respect thereto.

(ii) Subject to the terms and conditions hereof, Landlord shall perform the Fit-out Work in order to prepare the Demised Premises for Tenant’s initial occupancy thereof in accordance with the terms of this Section 2.03 and the Construction Rules and Regulations. In connection with Landlord’s performance of the Fit-out Work, Tenant shall pay to Landlord, as Additional Rent, a separate supervisory fee in an amount equal to two and one half percent (21/2%) of the Costs of the Fit-out Work, which supervisory fee shall be included in the Costs of Fit-out Work; it being agreed that solely for the purpose of calculating such supervisory fee that the Restroom Upgrade Costs (including the costs of any Change Orders relating to the Restroom Upgrade Work) shall be excluded from the Costs of the Fit-out Work.

(iii) Reserved.

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(iv) With reasonable promptness, but in no event later than eight (8) weeks following Tenant’s after receipt of Landlord’s comments to the Outline Specifications, Tenant’s Architect shall prepare and deliver to Landlord for its review and approval an initial draft of one hundred percent ( 100%) complete, biddable construction plans and specifications for the Fit-out Work (the “Construction Plans”) in accordance with the terms hereof.

(v) Promptly after Landlord’s receipt of the initial or any revised draft of the Construction Plans, Landlord shall give Tenant a notice setting forth (A) any specific comments that Landlord may have thereto, which comments may be marked on the initial or revised draft Construction Plans and (B) any portion of the Fit-out Work that would constitute a Specialty Alteration or a Long Lead Item. Landlord’s review and approval of the Construction Plans shall be in accordance with the terms of Article 13 hereof.

(vi) To the extent that Landlord has delivered any comments to the initial or any revised draft Construction Plans, Tenant agrees to cause Tenant’s Architect to deliver to Landlord, no later than five (5) Business Days after receipt of such comments, revised draft(s) of the Construction Plans until the same are fully approved in accordance with the terms hereof.

(vii) The Construction Plans must (a) be engineering and architecturally complete, (b) be coordinated with the Base Building Criteria and existing Building conditions and facilities, (c) conform to all applicable Legal Requirements and Insurance Requirements, (d) incorporate and elaborate upon any necessary phasing plan in order to create a complete set of construction documents, (e) be materially consistent with the Outline Specifications (e.g., the work and installations set forth in the Construction Plans must not require additional time to perform or lead time to obtain than the work and installations set forth in the Outline Specifications as reasonably determined by Landlord) and otherwise be materially consistent with all comments, corrections and changes thereto as agreed upon by Landlord’s and Tenant’s Construction Representatives and (f) otherwise be prepared in accordance with the requirements set forth in Article 13 hereof.

(viii) In the event that the Construction Plans contain any components of the Fit-out Work which materially differ from the Outline Specifications, as so commented on, corrected or changed (e.g., the work and installations set forth in the Construction Plans require materially more time to perform or lead time to obtain than the work and installations set forth in the Outline Specifications as reasonably determined by Landlord), any additional work required in connection therewith shall, if included in the Fit-out Work, shall constitute a Change Order. In the event of a conflict between the Outline Specifications and the Construction Plans, the Construction Plans will govern and control with respect to the actual construction of the Fit-out Work.

(ix) If, after Landlord has approved the Construction Plans but prior to Landlord putting such Construction Plans out to bid, Tenant desires to make additional revisions to the Construction Plans, Tenant’s Architect shall prepare and deliver such revisions with reasonable promptness as soon as reasonably practical for Landlord’s review and approval. Without limiting anything contained in this Section 2.03, any such

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request shall (notwithstanding anything to the contrary contained in Section 2.02F hereof) constitute Tenant Delay hereunder whether or not the same actually delays Substantial Completion of the Fit-out Work.

(x) Any changes to the Construction Plans required by the New York City Buildings Department or any other Governmental Authority shall be incorporated into the Construction Plans by Tenant’s Architect.

(xi) Tenant shall be responsible for all costs and expenses of Tenant’s Architect, which costs and expenses shall not be permitted to be included in the Costs of Fit-out Work, nor funded from the Work Allowance, the Rentalized Amount or the Excess Work Allowance Amount.

(xii) All Long Lead Items identified on or prior to the completion and approval of the Construction Plans shall be identified thereon (the “Long Lead Item List”). Tenant and Landlord may identify additional Long Lead Items to add to the Long Lead Item List in the event of changes in the Construction Plans, Change Orders or availability of materials. In order to expedite completion of the Fit-out Work, Landlord may request Tenant provide pre-purchase specifications of items on the Long Lead Item List and/ or portions of the Fit-out Work prior to the approval the Construction Plans. If Landlord makes such a request, Tenant shall submit to Landlord specific working drawings for the aspect of the Fit-out Work in question, together with a reasonably detailed description of the equipment or materials to be purchased (model numbers, names of manufacturers, etc.) and, thereafter Landlord shall provide a detailed breakdown of the cost thereof for review by Tenant. Tenant shall approve or disapprove Landlord’s request within five (5) Business Days after Tenant’s receipt thereof, such approval not to be unreasonably withheld if the same does not increase the estimated Costs of Fit-out Work by any more than a de minimis extent. If Tenant disapproves any such request, Tenant shall thereafter approve or disapprove any revised request therefor within five (5) Business Days after Tenant’s receipt of such revised request, such approval not to be unreasonably withheld. Upon Tenant’s approval of pre-purchase of the items on the Long. Lead Item List, Landlord shall authorize the solicitation of bids therefor.

B. (i) For the purposes of this Lease, the “Costs of Fit-out Work” shall include (except as otherwise expressly provided herein) all hard and soft costs of the Fit-out Work, including all architectural and engineering fees and reimbursables, all code consulting and expediter’s fees, filing fees and other fees and costs for obtaining permits and sign-offs, all trade costs, all costs of utilities, the costs of bonds, insurance, costs of jurisdictional labor relating to the Fit-out Work, the general contractor’s costs of the Fit-out Work as defined in the construction contract entered into between Landlord and the general contractor (including the general contractor’s general conditions, overhead and profit), the costs of all Change Orders (but without duplication), and all other reasonable out-of-pocket costs incurred by Landlord in connection with the Fit-out Work.

(ii) Except as provided in Section 2.02F with respect to Tenant Delays, Landlord shall pay the Costs of Fit-out Work in the first instance, subject to Tenant’s obligation to pay the Additional Fixed Rent in accordance with the provisions of Section 3.01A(ii) hereof and any other Additional Rent payable by Tenant in accordance with the terms of this Section 2.03, including on account of the Excess Work Allowance Amount. Notwithstanding anything herein to the contrary, Landlord shall be

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responsible for all Restroom Upgrade Costs in excess of $****** including any soft costs reasonably incurred by Tenant’s Architect and reasonably allocated to the planning of the Restroom Upgrade Work (other than Change Orders relating thereto, which shall be the responsibility of Tenant in accordance with the terms hereof). Only the initial $****** of Restroom Upgrade Costs shall be included in the Costs of Fit-out Work. All Restroom Upgrade Costs in excess of $****** shall not be included in the Costs of Fit-out Work and shall be paid by Landlord directly to the entities providing the work or services.

(iii) Provided that Tenant is not then in monetary default or material nonmonetary default under this Lease, in each instance, beyond the expiration of any applicable notice and/or cure period, (a) Landlord shall contribute the sum of ************************ ************************************************** ($*******) towards the Costs of Fit-out Work (the “Work Allowance”) and (b) Landlord shall advance, on behalf of Tenant, and Tenant shall be responsible for all amounts payable, to contractors and suppliers of all Costs of Fit-out Work (other than the costs of Change Orders (to the extent not included in the Rentalized Amount) and Tenant Delays, which shall be paid by Tenant in accordance with the applicable terms hereof) in excess of the Work Allowance that Landlord is obligated to contribute to Tenant hereunder (the first $******* of any such excess is referred to herein as the “Rentalized Amount” and any such excess above $****** is referred to herein as the “Excess Work Allowance Amount”), in the manner hereinafter provided. If any portion of the Work Allowance has not been applied to the Costs of Fit-out Work after the completion of the Fit-out Work, such portion shall, provided Tenant is not in monetary default or material non-monetary default, in each instance, beyond the expiration of any applicable notice and/or cure period, be credited against the next installment(s) of Fixed Rent payable hereunder.

(iv) As soon as reasonably practicable after the Construction Plans have been finally approved by Landlord as provided herein, Landlord shall solicit bids :from at least three (3) qualified general contractors for so-called “fixed price contracts” for the Fit-out Work based on consultation with Tenant. Tenant shall have the right to designate at least one (1) of the general contractors :from whom Landlord shall solicit a bid, subject · to Landlord’s approval, not to be unreasonably withheld, delayed or conditioned provided such general contractor employs union labor. Subject to the terms hereof, Landlord shall prequalify such general contractors on the basis of financial responsibility, safety record, quality of construction and Landlord’s prior experience (if any) with such general contractors and consultation with Tenant. In connection with such bid process, Landlord shall promptly provide Tenant with all information, materials and proposals received :from the general contractors from whom bids were so solicited. Landlord shall select the general contractor designated by Tenant, which designation shall be made no later than five (5) Business Days following notice to Tenant of the receipt of the final bid, together with copies of such bids.

(v) As soon as reasonably practicable after Tenant has designated the bidder to perform the Fit-out Work, Landlord shall furnish Tenant with a proposed budget for the Costs of Fit-out Work. Tenant shall notify Landlord within three (3) Business Days after receipt of the proposed budget whether the proposed budget is acceptable to Tenant.

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(vi) If the proposed budget is not acceptable to Tenant, then within five (5) Business Days after Tenant’s receipt of the proposed budget Tenant shall meet with Landlord and the designated bidder, and shall change the scope of the Fit-out Work and/or negotiate cost reductions with such bidder. In the event that such discussions with Landlord and/or such negotiations with the designated bidder extend for more than five (5) Business Days, then (a) for each day beyond such five (5) Business Day period that such discussions and/or negotiations extend, the Rent Commencement Date shall be accelerated by one (1) day.

(vii) If as a result of any discussions and/or negotiations Tenant desires reductions in the scope of the Fit-out Work, Tenant shall cause Tenant’s Architect to modify the Construction Plans (by further revisions, bulletin or otherwise) as may be reasonably requested by Tenant for review and approval by Landlord within three (3) Business Days after such reductions are agreed upon. Such modified Construction Plans (by further revisions, bulletin or otherwise) as approved by Landlord shall be deemed to supersede the Construction Plans previously approved by Landlord for all purposes under this Lease. All costs of any modifications to the Construction Plans shall be added to the Costs of Fit-out Work.

(viii) As soon as reasonably practicable after (a) Tenant has completed any scope reduction discussions with Landlord and/or cost reduction discussions with the lowest responsive and responsible bidder and (b) Tenant’s Architect has completed any modifications to the Construction Plans to reflect such modifications, as approved by Landlord, Landlord shall furnish Tenant with the final budget for the Costs of Fit-out Work.

(ix) On or before the Rent Commencement Date, Landlord shall furnish Tenant with a reasonably detailed final statement setting forth the final Costs of Fit-out Work, the supervisory fees due to Landlord, the Rentalized Amount, and the Excess Work Allowance Amount (the “Statement of Costs of Fit-out Work Amount”). Within thirty (30) days after receipt of the Statement of Costs of Fit-out Work Amount, Tenant shall pay Landlord, as Additional Rent, (a) any costs of Change Orders pursuant to Section 2.03E not paid out of the Work Allowance, included in the Rentalized Amount or not previously paid by Tenant, as the case may be, to the extent the same shall have become due hereunder, (b) any costs of Tenant Delays pursuant to Section 2.02F not previously paid by Tenant, (c) intentionally omitted, (d) the Excess Work Allowance Amount and (e) intentionally omitted. If any subcontracts have not yet been closed out or paid in full as of the Rent Commencement Date or if for any other reason the Costs of Fit-out Work have not been finally determined as of the Rent Commencement Date, then Landlord may thereafter furnish Tenant with an adjusted Statement of Costs of Fit-out Work Amount and (x) the Additional Fixed Rent payable pursuant to Section 3.01A(ii) shall be adjusted as therein provided and (y) the other sums payable pursuant to this Paragraph shall be appropriately adjusted. If any such adjusted Statement of Costs of Fit-out Work Amount sets forth any costs of Change Orders pursuant to Section 2.03E hereof, any costs of Tenant Delays pursuant to Section 2.02F hereof or any other costs required to be paid by Tenant and net previously paid by Tenant, paid out of the Work Allowance or not otherwise included in the Rentalized Amount, then within thirty (30) days after receipt of such adjusted Statement of Costs of Fit-out Work Amount, Tenant shall pay Landlord all such unpaid amounts as Additional Rent.

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C. Commencing with reasonable promptness after the Construction Plans have been approved by Landlord in accordance with the terms hereof and after Landlord has selected a general contractor pursuant to Section 2.03B(iv) hereof, Landlord shall commence the Fit-out Work and shall perform the same with reasonable diligence and continuity to completion, subject to delay due to Force Majeure and/or Tenant Delay. Subject to the terms hereof, Landlord shall employ such qualified contractors, subcontractors, and /or materialmen for the performance of the Fit-out Work, and shall perform the Fit-out Work diligently and in such manner as Landlord shall determine in its commercially reasonable discretion, consistent, however, with the Construction Plans and the provisions of this Section 2.03.

D. Tenant acknowledges that Landlord is causing the Fit-out Work to be performed solely as an accommodation to Tenant and, accordingly, (i) Tenant shall be solely responsible for the design of the Premises (and the Fit-out Work) and the compliance thereof with applicable Legal Requirements, Insurance Requirements and the terms of this Lease; it being agreed that Landlord’s sole obligation with respect thereto shall be to cause the Fit-out Work to be performed in accordance with the Construction Plans, with such modifications thereto as may be necessary as a result of field conditions, coordination with the Base Building Work and such Change Orders as has been approved in accordance with the terms of Section 2.03E hereof, (ii) Landlord’s review of and/or approval of the Outline Specifications and/or any preliminary plans, final plans, shop drawings, the Construction Plans or any other information relating to the construction and performance of the Fit-out Work shall not in any way be deemed to be an agreement or representation or warranty by Landlord that the Fit-out Work complies with any Legal Requirements or Insurance Requirements or satisfies any design criteria or intent desired by Tenant nor shall it be deemed to be a waiver by Landlord of the compliance by Tenant with any provision of this Lease and (iii) Landlord shall not have liability to Tenant for any loss, damage, liability or expense which Tenant may sustain or incur by reason of any failure, inadequacy or defect in the Construction Plans and/or the Fit-out Work. To the extent permitted by the Person providing such warranty or guaranty, Landlord shall name Tenant as an additional beneficiary under all written warranties and/or guaranties received by Landlord with respect to the Fit-out Work.

E. Change Orders.

(i) If Tenant desires any change, addition or alteration (each, a “Change Order”) in or to (a) the Scope of the Work as shown on (1) the Outline Specifications, and/or (2) the Construction Plans, (b) the Restroom Upgrade Work and/or (c) any drawings, plans and/or specifications (to the extent that any such change under this clause (c) would increase the cost of architectural, engineering or related services), Tenant shall submit a written request therefor. For the purposes of this Section 2.03E, any Tenant request that labor (premium, overtime or otherwise) be used during hours other than 7:30 a.m. to 3:30 p.m. on Business Days which are not construction trade holidays (the “Fit-out Work Construction Hours”) in order to accelerate Substantial Completion of the Fit-out Work, shall also be deemed a Change Order.

(ii) Landlord agrees with reasonable promptness after Landlord’s receipt of Tenant’s request for a Change Order (including such time as may be necessary to obtain plans and specifications if the same are necessary in order to obtain cost estimates), to submit to Tenant a proposal, based upon reasonably detailed cost estimates, specifying any increase in the Costs of Fit-out Work arising from such Change Order. The costs of any Change Order shall consist of all trade costs, the costs of bonds, the costs of general conditions, general contractor’s overhead and profit, all other costs relating thereto, and all other costs to be incurred by Landlord as a result of the Change Order (without administrative markup or other premium) plus a Landlord supervisory fee equal to two and one half percent (2 1/2%) of the costs of such

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Change Order. Landlord’s proposal shall also include an estimate of the number of days of Tenant Delay, if any, which would be incurred by Tenant in connection with such proposal. Tenant acknowledges that Landlord shall in no event be bound by any estimate(s) of the hard and/or soft costs of any such Change Order or the estimate of any Tenant Delay and Landlord shall not have any liability to Tenant if any of such estimate( s) shall be incorrect for any reason.

(iii) Upon receipt of Landlord’s proposal, Tenant shall have a reasonable period of time (given the cost of the Change Order as set forth in Landlord’s proposal), but not to exceed five (5) Business Days, to notify Landlord of its election (a) to accept such proposal or (b) to withdraw its request for such Change Order. If Landlord has not received notice from Tenant of Tenant’s acceptance of such proposal (accompanied by any required payment) within such time limit, Tenant’s request shall be deemed withdrawn.

(iv) In the event that (a) Tenant shall (after receipt of such proposal) have requested a Change Order, (b) Landlord shall have incurred architectural, engineering and related costs in order to prepare a proposal in response to such request, and (c) Tenant thereafter elects to withdraw such request or such request is thereafter deemed withdrawn, then Tenant shall pay, as Additional Rent, Landlord for the reasonable, actual amount of such architectural, engineering and related costs incurred by or on behalf of Landlord within thirty (30) days after Tenant’s receipt of Landlord’s invoice therefor.

(v) If Tenant accepts Landlord’s proposal and elects to proceed with any Change Order, then (a) the reasonable, actual amount of the increased costs of the Fit-out Work arising from such Change Order as the same are specified in Landlord’s proposal shall be added to the Costs of Fit-Out Work, (b) Landlord, with reasonable promptness after receipt of Tenant’s notice of acceptance and receipt of Tenant’s payment, shall perform the Change Order with diligence and continuity, and (c) the Commencement Date shall be deemed accelerated by the number of days of Tenant Delay incurred due to such Change Order, including as contemplated by Section 2.03E(vi) hereof.

(vi) Notwithstanding anything herein to the contrary, (a) the parties hereto acknowledge that any request by Tenant for the performance of any Change Order may cause a Tenant Delay, whether or not such Fit-out Work Change is actually performed (i.e., Landlord may be required, consistent with good construction practices and/or scheduling, to cease and/or delay the performance of a portion of the Fit-out Work until it has been determined, upon and subject to the terms of this Section, whether such Fit-out Work Change shall be performed) and (b) accordingly, if any such request by Tenant for the performance of a Change Order (regardless of whether such Change Order is performed, including Tenant’s failure to confirm such request in the manner set forth above), then such delay shall be a Tenant Delay purposes Lease.

F. Tenant acknowledges that, notwithstanding anything to the contrary contained herein, the Base Building Work shall have absolute priority over the Fit-out Work but the foregoing shall not relieve Landlord of its obligation to cause the Fit-out Work to be commenced and prosecuted with due diligence in accordance with the terms hereof.

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G. To the extent that the same shall not interfere with the performance of the Base Building Work, the Fit-out Work or any other alterations being performed by or on behalf of Landlord in the Building, as determined by Landlord in its sole discretion, Tenant shall be permitted to enter the Premises beginning approximately two (2) weeks prior to the date on which Landlord’s Work is anticipated to be Substantially Complete solely to perform the FF&E Work simultaneously with the performance by Landlord of the Fit-out Work. If, however, Landlord determines that the FF&E Work is causing more than a de minimis interference with the Base Building Work or the Fit-out Work, Tenant shall discontinue such work and shall not be permitted to perform such work until the earlier of the Commencement Date or such time as Landlord determines that such FF&E Work will no longer cause such interference. Tenant and Landlord each agrees to (a) cooperate with the other in the performance and scheduling of the Fit-out Work and the FF&E Work and (b) keep each other apprised of their respective work so as to facilitate the scheduling, coordination and orderly progress of such work, but in no event shall Landlord be obligated to employ overtime labor in connection therewith or to incur any costs in connection therewith in excess of the costs it would have incurred absent such coordination of the Fit-out Work with the FF&E Work. Tenant agrees that in the performance of the FF&E Work or otherwise, (i) neither Tenant, any Tenant Party nor their respective agents or employees shall interfere with the performance of the Base Building Work, the Fit-out Work or any other alterations being performed by or on behalf of Landlord at the Building, (ii) Tenant shall comply with any work schedule, rules and regulations established by Landlord, its agents or employees in connection therewith, and (iii) the labor employed by Tenant shall be harmonious and compatible with the labor employed by Landlord in the Building, it being agreed that if in Landlord’s reasonable judgment, the labor employed by Tenant is incompatible, Tenant shall immediately upon Landlord’s demand withdraw such labor from the Building. Tenant’s access to the Premises prior to the Commencement Date for the purposes permitted in this Section 2.030 shall be subject to all of the terms and conditions of this Lease (but excluding Tenant’s obligation to pay Fixed Rent or Recurring Additional Rent pursuant to the terms hereof).

H. After Substantial Completion of the Fit-out Work Tenant shall be responsible, at Tenant’s sole cost and expense to obtain a temporary certificate of occupancy for the Demised Premises for Tenant’s intended use of the Demised Premises as permitted hereunder (but subject to the limitations set forth in Article 5 hereof (herein “Tenant’s TCO”). Landlord acknowledges that Tenant shall have the right to apply for a Tenant’s TCO for up to the maximum number of people permitted by applicable Legal Requirements, and Landlord shall (at Tenant’s sole cost and expense) cooperate with Tenant as may be reasonably necessary in order to enable Tenant to secure Tenant’s TCO. In connection with obtaining Tenant’s TCO, Tenant shall be required to use, in Tenant’s discretion, either JAM or Landlord’s Consultant. Landlord agrees that any permanent certificate of occupancy obtained by Landlord shall be for no less than the number of people allowed by Tenant’s TCO, unless a lesser number of people is required by applicable Legal Requirements.

I. (i) Notwithstanding anything herein to the contrary, if the work necessary to Substantially Complete the Ready for Occupancy Conditions has not been satisfied (or deemed satisfied) as provided herein by the date which is twelve (12) months following final approval of the Construction Plans, as such date may be extended on account of any Tenant Delay and/or by Force Majeure, then Tenant may (as Tenant’s sole and exclusive remedy), within thirty (30) days (time being of the essence) after such date (as such date may be extended as set forth above), upon thirty (30) days’ notice to Landlord, cancel and terminate this Lease as of the date set forth such notice. If Tenant exercises its right to terminate this Lease pursuant to this Section, this Lease shall terminate as of such termination date as if such date were the Stated Expiration Date of this Lease. If Tenant shall timely deliver such termination notice, but the Commencement Date shall occur within thirty (30) days after Landlord’s receipt of Tenant’s termination notice, then such notice and Tenant’s

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election to terminate this Lease shall be null and void and of no further force or effect, and this Lease shall remain in full force and effect.

(ii) Each of the dates set forth in this Section 2.031, shall be (A) extended on a day-for-day basis for each day of (A) Tenant Delay and (B) Force Majeure delays; it being agreed, however, that any such extension of such dates is not intended to be cumulative (or “double counted”), and that if more than one Tenant Delay or more than one Force Majeure event would actually delay Landlord in satisfying the Ready for Occupancy Conditions, but such events and the delays caused by them occur simultaneously, then, to the extent of such simultaneous occurrence, such delays (whether caused by Tenant Delays, by Force Majeure or both) shall be deemed to run concurrently and not consecutively and, in the event of the simultaneous occurrence of (x) Tenant Delay and (y) a Force Majeure delay, any such simultaneous occurrence shall, for the purposes of Section 2.02F(ii) hereof, be deemed to be a Force Majeure delay and not a Tenant Delay.

2.04 Except as otherwise expressly provided herein, (i) Landlord shall have no obligation to perform any work or provide any work allowance or services in or to the Demised Premises in order to prepare the same for occupancy by Tenant, (ii) Landlord has not made and does not make any representations or warranties with respect to the Premises and (iii) Tenant agrees to take the Premises in its then “as is” condition on the Commencement Date, subject to Landlord’s obligation to complete any Punch List items and remedy latent defects as provided herein.

2.05 Promptly after the Commencement Date and the Rent Commencement Date are determined, Landlord and Tenant, at either Landlord’s or Tenant’s request, will execute a Milestone Date Agreement with respect to any or each of the above dates. Tenant’s or Landlord’s failure or refusal to sign the same shall in no event affect the determination of such dates or either party’s obligations hereunder.

2.06 Tenant expressly (a) waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or under any present or future statute of similar import then in force and (b) waives the right to recover any damages, direct or indirect, which may result from Landlord’s failure to deliver possession of the Premises or to grant access to the Demised Premises prior to the Commencement Date, except as provided in Section 2.03H hereof. Tenant agrees that the provisions of this Section 2.06 are intended to constitute “an express provision to the contrary” within the meaning of said Section 223-a.

ARTICLE 3

RENT

3.01 A. Subject to the terms hereof, during the Term of this Lease, Tenant covenants and agrees to pay to Landlord annual fixed minimum rent (the “Fixed Rent”) in lawful money of the United States at the following rates:

(i) (A) subject to the provisions of Section 3.01B hereof, $********** per annum from the Rent Commencement Date through and including the last day of the month in which occurs the fifth (5th) anniversary of the RCD (the “First Rent Period”), payable in equal monthly installments of $*********;

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(B) $*********** per annum from day immediately following the last day of the First Rent Period through and including the Stated Expiration Date (the “Second Rent Period”), payable in equal monthly installments of $*********; and

(C) for the Extension Term which may become effective pursuant to Article 39 hereof, Fixed Rent in such amount as is determined pursuant to Article 39 hereof.

(ii) An amount (the “Additional Fixed Rent”) commencing on the Rent Commencement Date, equal to the sum of (a) the Rentalized Amount and (b) interest at seven percent (7%) per annum on the Rentalized Amount commencing on the date of the deemed funding thereof (which shall be after the date of the funding by Landlord of the Work Allowance), which sum shall be payable monthly in equal, level installments of the Rentalized Amount and interest at such rate sufficient to amortize the Rentalized Amount on a self-liquidating basis fully by the Stated Expiration Date. The amount of Additional Fixed Rent shall initially be determined in accordance with the initial Statement of Costs of Fit-out Work Amount delivered by Landlord pursuant to Section 2.03B(ix) hereof. If Landlord delivers a subsequent Statement of Costs of Fit-out Work Amount pursuant to Section 2.03B(ix) hereof, the then remaining monthly payments of Additional Fixed Rent payable in accordance with this Section 3.01A(ii) shall be appropriately adjusted. Notwithstanding the foregoing, Tenant shall have the right to elect by notice given to Landlord no later than thirty (30) days following the Commencement Date to pay the entire amount of the Rentalized Amount in a single lump sum payment. In the event that Tenant so elects, Tenant shall pay to Landlord (i) such entire amount of the Rentalized Amount no later than thirty (30) days following the Rent Commencement Date and (ii) in full the amount of any additional sums payable by Tenant as shown on a subsequent Statement of Costs of Fit-out Work Amount (relating solely to the Rentalized Amount) within thirty (30) days after demand therefor. If this Lease shall be terminated for any reason prior to the Stated Expiration Date, the entire unpaid amount of the Rentalized Amount, together with interest thereon at the Interest Rate from the date the same was deemed funded until the date repaid, shall be immediately due and payable by Tenant to Landlord as Additional Rent within thirty (30) days thereafter, which obligation shall survive the sooner termination of this Lease.

B. Provided that Tenant is not otherwise in monetary or material non-monetary default hereunder, in each instance beyond the expiration of any applicable notice and/or cure period, a portion of the Fixed Rent in the amount of $******** per month, payable during the First Rent Period, shall be abated from the Rent Commencement Date through and including December 31, 2008 (the “Abatement Period”). Notwithstanding the foregoing, Tenant shall continue to be obligated during the Abatement Period to pay the remainder of Fixed Rent and all Additional Rent and other charges payable by Tenant hereunder in accordance with the terms of this Lease.

C. If the Rent Commencement Date shall occur on a date other than the first (1st) day of any calendar month, then the Fixed Rent and any Additional Rent payable pursuant to this Lease for such calendar month shall be prorated on a per diem basis based on the actual number of days in such month.

D. Tenant agrees to pay the Fixed Rent in equal monthly installments in advance, on the first (1st) day of each calendar month during the Term commencing on the Rent Commencement Date, at the office of Landlord or such other place as Landlord may designate, without any set-off, offset, abatement or deduction whatsoever, except such set-offs, offsets, abatements or deductions (if

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any) to which Tenant may be entitled pursuant to the express terms of this Lease. At the request of Landlord or Tenant, Fixed Rent and Recurring Additional Rent shall be payable when due by wire transfer of funds to an account designated in writing from time to time by Landlord. If Landlord shall direct Tenant to pay Fixed Rent and Recurring Additional Rent by wire transfer, then Tenant shall not be in default of Tenant’s obligation to pay any such rent if and for so long as Tenant shall timely comply with Landlord’s wire instructions in connection with such payments. Accordingly, if Tenant shall have timely complied with Landlord’s instructions pertaining to a wire transfer, but the funds shall thereafter have been misdirected or not accounted for properly by the recipient bank designated by Landlord, then the same shall not relieve Tenant’s obligation to make the payment so wired, but shall toll the due date for such payment until the wired funds shall have been located.

E. Whenever this Lease shall provide that Landlord or Tenant shall pay the out-of- pocket costs of the other party, such out-of-pocket costs shall be commercially reasonable and (i) whenever a party requests reimbursement for its out-of-pocket costs, such party shall deliver to the requesting party bills, receipts, invoices or other documentation reasonably evidencing such costs, and (ii) in the event such documentation is not so delivered with five (5) days after request thereof, the time periods set forth herein with respect to any such payments shall be tolled until five (5) days after delivery to the requesting party of such documentation. Subject to the provisions of this Section 3.01D, any Additional Rent for which no time period is expressly provided in this Lease for the payment thereof, shall be due and payable within thirty (30) days after demand from Landlord.

F. Any Additional Rent for which no time period is expressly provided in this Lease for the payment thereof, shall be due and payable within thirty (30) days after demand from Landlord.

3.02 All adjustments of rent, costs, charges and expenses which Tenant is obligated to pay pursuant to this Lease shall be deemed Additional Rent which Tenant covenants to pay when due. In the event of nonpayment of any Additional Rent, Landlord shall, in addition to any other rights and remedies that Landlord has hereunder or at law or in equity, have all the rights and remedies with respect thereto as is herein provided for in case of nonpayment of Fixed Rent. All Rent shall be payable by Tenant to Landlord, except as otherwise expressly provided herein, without offset, reduction, counterclaim and/or deduction and shall be in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

3.03 Tenant shall pay to Landlord in respect of any amounts payable hereunder to Landlord (including Fixed Rent, Additional Rent and sums advanced by Landlord hereunder to cure a default beyond the expiration of any applicable notice and/or cure period by Tenant in the performance of Tenant’s obligations hereunder) which shall not have been paid on the date which is five (5) Business Days after the date when due (regardless of any notice or cure period therefor) (each, an “Overdue Payment”), interest at the Interest Rate on such Overdue Payment from such fifth (5th) Business Day until paid; provided, however, from and after the third (3rd) default in any calendar year in the payment of any Rent, interest on any Overdue Payment with respect to such third (3rd) default and any subsequent default that occurs during the twelve (12) month period following such third (3rd) default shall be at the Interest Rate plus two percent (2%) per annum and shall accrue from the date due (as opposed to the fifth (5th) Business Day thereafter). Such aforesaid charges shall be due and payable, as Additional Rent, within thirty (30) days after demand for payment therefor by Landlord. No failure by Landlord to insist upon the strict performance by Tenant of Tenant’s obligations to pay such Overdue Payment or interest thereon shall constitute a waiver by Landlord of its right to enforce the provisions of this Section 3.03. The provisions of this Section 3.03 shall not be construed in any way to

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extend any cure or notice periods with respect to the payment of Rent as provided in Section 20.01A hereof or any other provision of this Lease.

3.04 If any of the Rents payable under the terms of this Lease shall be or become uncollectible, reduced or required to be refunded because of any rent control, federal, state or local law, regulation, proclamation or other Legal Requirement not currently in effect, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant or the acceleration of any expense payable by Tenant to Landlord hereunder) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rent which, from time to time, during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts then reserved therefor under this Lease). Upon the termination of any such legal rent restriction, (a) the Fixed Rent and Additional Rent shall become and shall thereafter be payable in accordance with the amounts reserved herein for the periods following such termination and (b) Tenant shall promptly pay in full to Landlord unless expressly prohibited by law, an amount equal to (i) rentals which would have been paid pursuant to this Lease for the period during which such restriction applied but for such legal rent restriction less (ii) the rent actually paid by Tenant during the period such legal rent restriction was in effect.

3.05 If Landlord at any time receives from Tenant any payment less than the sum of the Rent then due and owing from Tenant pursuant to this Lease or Tenant is otherwise in default under this Lease beyond the expiration of any applicable notice and/or cure period, Tenant hereby waives its right, if any, to designate the items to which such payment shall be applied and agrees that Landlord in its sole discretion may apply such payment in whole or in part to any of the Rent or any other sums then due and payable hereunder. No endorsement or statement on any check and no letter accompanying any check or payment (or instructions accompanying any wire transfer) shall be deemed an accord and satisfaction, and Landlord may accept such check or payment (or wire transfer) without prejudice to Landlord’s right to recover the balance due hereunder or pursue any other right or remedy provided for in this Lease or available at law or in equity.

3.06 If, at any time after the Commencement Date but prior to the Rent Commencement Date, Tenant is entitled to an abatement of Fixed Rent and/or Additional Rent pursuant to the provisions of Section 6.07 A hereof or under Article 17 or Article 18 hereof, then the amount of any such abatement (such amount to be equal to the Rent that would have been due and payable during the abatement period had the Rent Commencement Date occurred on the same date as the Commencement Date) shall be credited against the first Rent becoming due hereunder after the occurrence of the Rent Commencement Date.

ARTICLE 4

TAX ESCALATIONS AND BID

PAYMENTS; OPERATING EXPENSE PAYMENTS

4.01 In addition to the payment of Fixed Rent hereinbefore set forth, Tenant shall pay to Landlord, as Additional Rent, at the times and in the manner hereinafter set forth, (a) Tenant’s Tax Payment, (b) Tenant’s BID Payment and (c) Tenant’s Operating Expense Payments.

4.02 Taxes.

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A. Definitions. For the purposes of this Section 4.02, the following definitions shall be applicable:

(i) “Base Year Taxes” shall mean the aggregate amount of Taxes payable by Landlord in respect of the Unit for the Tax Base Year.

(ii) “BID Assessment” shall mean the Unit’s proportionate share of the expenses of the BID in which the Building is located.

(iii) “Full Taxes” shall mean the real property taxes that would be assessed and levied against the Unit and Landlord’s undivided interest in the Common Elements, or the owner thereof and the interest of Landlord therein, if the Unit and Landlord’s undivided interest in the Common Elements or the owner thereof were not exempt from such taxes, pursuant to (a) the provisions of Chapter 58 of the Administrative Code of The City of New York and Title 11, Chapter 2, of the Administrative Code of the City of New York, as the same may be amended from time to time, or (b) any statute or ordinance in lieu thereof or in addition thereto to the extent the charges imposed thereby are of a type customarily considered as real property taxes.

(iv) “Tax Base Year” shall mean calendar year 2008.

(v) “Taxes” shall mean the aggregate amount of (a) subject to the terms of the next paragraph of this definition, through the Scheduled PILOT Conversion Date, PILOT due and payable (whether by actual direct payment or by way of credit or offset as provided in Section 3.1(b)(ii) or any other provision of the Unit Ground Lease) by Landlord under the Unit Ground Lease based upon the rate per Taxable Square Foot (as defined in the Unit Ground Lease) payable for such year as set forth on Schedule 1 to the Unit Ground Lease; provided that there shall be excluded from PILOT any Retail PILOT, (b) any Times Square Theater Surcharge payable by Landlord under the Unit Ground Lease, (c) all assessments (special or otherwise) and all other governmental levies, impositions or charges, whether general, special, ordinary, extraordinary, foreseen or unforeseen which may legally be assessed, levied or imposed upon all or any part of the Unit and/or Landlord’s undivided interest in the Common Elements, or any part !_hereof and which are required to be paid by Landlord, and (d) any expenses (including the reasonable fees and disbursements of attorneys and other experts and witnesses) incurred in contesting in good faith any of the foregoing or the assessed valuation of all or any part of the Unit and/or Landlord’s undivided interest in the Common Elements, or any part thereof (which expenses shall not exceed the amount of any refund or credit actually received); provided, however, the foregoing shall exclude: (1) all personal property taxes and occupancy and rent taxes assessed against Landlord to the extent same are imposed on Landlord because Landlord is a tenant or occupant of the Unit, (2) all Common Charges and all license and permit fees to the extent same are included in Operating Expenses, (3) any amounts included in “PILOMRT”, “PILOST” and the “Administrative Fee” (as such quoted terms are defined in the Unit Ground Lease), BID Assessments, municipal, state or federal income taxes assessed against Landlord or Tenant, any capital levy, estate, gift, succession, inheritance or transfer taxes, or any corporate franchise taxes or business taxes, income or profit tax, or any transfer or mortgage recording tax imposed upon any owner of the Land, the Unit and the Common Elements appurtenant thereto, or any part thereof, or capital levy that is or may be imposed upon the net income of Landlord, and any fines, penalties and other similar governmental charges applicable to the foregoing, together with any interest or costs with respect to the foregoing, incurred by reason of Landlord’s failure to timely make any payments

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as herein provided on account thereof (unless Tenant has not timely paid Tenant’s Tax Payment or Tenant’s BID Payment as required hereunder) (the items set forth in clauses (1) through (4) above, except as contemplated by the next sentence are, collectively referred to herein as the “Excluded Taxes”). If at any time after the Execution Date, the methods of taxation prevailing as of the date hereof shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes, assessments, rents, rates, charges, levies or impositions now assessed, levied or imposed upon all or any part of the Unit and/or Landlord’s undivided interest in the Common Elements or any part thereof, there shall be assessed, levied or imposed (1) a tax, assessment, levy, imposition or charge based on the income or rents received therefrom whether or not wholly or partially as a capital levy or otherwise, or (2) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Unit and/or Landlord’s undivided interest in the Common Elements, or (3) a license fee measured by the rents, or (4) any other tax, assessment, levy, imposition, charge or license fee with respect to the Unit and/or Landlord’s undivided interest in the Common Elements, or any part thereof, however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Taxes, as applicable; provided, however, that any tax, assessment, levy, imposition or charge imposed on income from the Unit and/or Landlord’s undivided interest in the Common Elements, or any part thereof, shall be calculated as if the Unit is the sole asset of Landlord.

Notwithstanding anything herein contained to the contrary, in the event Landlord is required, prior to the Scheduled PILOT Conversion Date to pay Full Taxes under the Unit Ground Lease rather than PILOT or the PILOT program for the Unit is otherwise terminated (a) as a result of Tenant’s acts or omissions, then, from and after the date that Landlord is required to pay Full Taxes, for the purposes of calculating the amount of Tenant’s Tax Payment hereunder, all references in the definition of Taxes to PILOT shall be deemed to be Full Taxes, (b) as a result of Landlord’s acts or omissions, then for the purposes of calculating the amount of Tenant’s Tax Payment hereunder, (i) until the Scheduled PILOT Conversion Date PILOT shall be deemed to be equal to the amount of PILOT (on a Taxable Square Foot [as defined in the Unit Ground Lease] basis) for each Tax Year set forth in Schedule 1 of the Unit Ground Lease and (ii) thereafter Full Taxes and (c) for any reason other than as a result of Tenant’s or Landlord’s acts or omissions, then Landlord shall use commercially reasonable efforts to contest such termination and/or to look to The City of New York for recovery of any such excess amounts pursuant to the indemnity from the City pursuant to that certain Site 8 South Project Agreement, dated as of December 12,2001, by and among ESDC, the City, 42DP, NYTB, NYT Real Estate Company and FC Lion LLC, as the same may have heretofore been, or may hereafter be, amended; if the termination of the PILOT program for the Unit is upheld and the City indemnity is held to be invalid, in both cases, pursuant to the final, unappealable judgment of a court of competent jurisdiction, then, for the purposes of calculating the amount of Tenant’s Tax Payment hereunder, the amount Tenant shall be required to pay to Landlord (retroactive to the date of such early termination) on account of PILOT (until the Scheduled PILOT Conversion Date) shall be deemed equal to the sum of (1) the amount of Tenant’s Tax Payment which would have been payable if the PILOT program was still in effect, plus (2) fifty percent (50%) of the positive difference between (A) the amount of Tenant’s Tax Payment calculated with reference to Full Taxes (as opposed to PILOT) less (B) the amount of Tenant’s Tax Payment as calculated under clause (1) above.

(vi) “Tax Year” shall mean the period from and after the Rent Commencement Date through the following December 31 (i.e., the end of the calendar year) and each successive calendar year throughout the Term; provided, however, from either

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(a) the expiration or sooner termination of the Unit Ground Lease and the Ground Lease, (b) the Scheduled PILOT Conversion Date, or (c) the termination of the PILOT program for the Unit, Tax Year shall mean the period from such expiration or termination through the following June 30 (i.e., the end of the then existing New York City real estate fiscal year) and each successive New York City real estate fiscal year commencing on July 1st and expiring on June 30th (if the present use of the July 1 to June 30 real estate tax year shall change, then such changed tax year shall be used with appropriate adjustment for the transition).

(vii) “Tenant’s Proportionate Tax Share” shall be computed on the basis of a fraction, the numerator of which is the RSF area, from time to time, of the Premises, and the denominator of which is the total RSF area of the Unit, including, for the purposes of the denominator only, the RSF of the 28th floor portion of the Unit (but not any square footage attributable to any mezzanine space or floor built therein), nor shall the denominator include any RSF attributable to the Roof Top Garden portions of the Building or the Lobby Sublease Space (as defined in the Unit Ground Lease). As of the Execution Date, (A) the RSF for the Premises during the Initial Term shall be deemed to be 31,753 and (B) Tenant’s Proportionate Tax Share for the Premises is 4.513%, subject to adjustment In the event Tenant leases any other space in the Unit.

B. Computations.

(i) Tenant’s Tax Payment. Tenant shall pay to Landlord an amount (“Tenant’s Tax Payment”) for each Tax Year commencing on the later of (a) the Rent Commencement Date or (b) the day of the first Tax Year after the expiration of the Tax Base Year (i.e., January 1, 2009), equal to Tenant’s Proportionate Tax Share of the increase, if any, in Taxes for such Tax Year over the Base Year Taxes.

(ii) Estimated Tax Statement. At any time before or after the commencement of any Tax Year, Landlord may furnish to Tenant a statement (“Estimated Tax Statement”) of Landlord’s reasonable estimate of Tenant’s Tax Payment for such Tax Year (“Tenant’s Estimated Tax Payment”). The Estimated Tax Statement shall be accompanied by a copy of the tax statement or bill for the Taxes or any component thereof, provided that if such tax statement or bill is not then available, Landlord will furnish a copy of the tax statement or bill within a reasonable time after Landlord’s receipt thereof. Tenant’s Estimated Tax Payment shall be payable by Tenant to Landlord on the date which is the later to occur of (a) thirty (30) days after receipt of Landlord’s Estimated Tax Statement, or (b) fifteen (15) days prior to the date on which the applicable Taxes or any component thereof or any installments thereof, are due to the applicable taxing authority (such earlier date, the “Tax Due Date”) or, if required by any Superior Mortgagee, in twelve (12) equal monthly installments on the first day of each month during the Tax Year. If during any Tax Year the last-issued Estimated Tax Statement for such Tax Year is inaccurate in any respect, Landlord shall promptly issue a revised Estimated Tax Statement. If there shall be any increase in Taxes or any component thereof for any Tax Year as indicated on a revised Estimated Tax Statement, Tenant shall pay to Landlord the amount shown on the revised Estimated Tax Statement on or before the applicable Tax Due Date. Subject to the provisions of the last sentence of this Section 4.02B(ii), if there shall be any decrease in Taxes or any component thereof for any Tax Year as indicated on a revised Estimated Tax Statement, such that Tenant shall have overpaid Tenant’s Tax Payment for the Tax Year in question, then (1) if such decrease will give rise to a credit issued by the taxing authority against future Taxes, Landlord shall credit Tenant’s Proportionate Tax Share of the amount of such credit, as and when received by Landlord (together with interest thereon at the

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Prime Rate if the amount of the overpayment is more than 3% from the date overpaid to the date credited), against the next subsequent payments of Rent until such credit is fully applied, or (2) if such decrease will give rise to a cash refund from the taxing authority to Landlord, Landlord shall refund to Tenant within thirty (30) days after receipt of such refund by Landlord, Tenant’s Proportionate Tax Share of the amount of such overpayment on the revised Estimated Tax Statement for such Tax Year. If, at the time Landlord receives any such credit or refund, Tenant is then in default under this Lease beyond the expiration of any applicable notice and/or cure period, Landlord may offset the amount of such credit or refund payable to Tenant against amounts properly due and owing by Tenant to Landlord.

(iii) Tax Statement. If Taxes for any Tax Year after the Tax Base Year shall be less than the amount reflected on the last-issued Estimated Tax Statement for such Tax Year, Landlord shall (and in any other case Landlord may) within sixty (60) days after the end of such Tax Year issue a statement of Taxes for such Tax Year, including a computation of Tenant’s Tax Payment for such Tax Year (a “Tax Statement”). If Tenant shall have overpaid Taxes or any component thereof for any Tax Year, Landlord, at its option, shall, subject to the last sentence of Section 4.02B(ii) hereof, either refund the amount overpaid to Tenant together with delivery of the Tax Statement or allow Tenant a credit against the next subsequent payments of Rent in the amount of Tenant’s overpayment of Taxes. If Tenant shall have underpaid Taxes for any Tax Year, Tenant shall pay to Landlord an amount equal to the amount of such underpayment of Tenant’s Tax Payment with respect to such Tax Year within thirty (30) days after receipt of the applicable Tax Statement.

C. BID Assessments.

(i) Tenant’s Bid Payment. Commencing with the Rent Commencement Date, Tenant shall pay to Landlord an amount (“Tenant’s BID Payment”) equal to Tenant’s Proportionate Tax Share of the BID Assessment for the Tax Year in which the Rent Commencement Date occurs and each Tax Year thereafter.

(ii) Estimated BID Statement. At any time before or after the commencement of any Tax Year, Landlord may furnish to Tenant a statement (“Estimated BID Statement”) of Landlord’s reasonable estimate of Tenant’s BID Payment for such BID Year (“Tenant’s Estimated BID Payment”). The Estimated BID Statement shall be accompanied by a copy of the tax statement or bill for the BID Assessment, provided that if such tax statement or bill is not then available, Landlord will furnish a copy of the tax statement or bill within a reasonable time after Landlord’s receipt thereof. Tenant’s Estimated BID Payment shall be payable by Tenant to Landlord on the date which is the later to occur of (a) thirty (30) days after receipt of Landlord’s Estimated BID Statement, or (b) fifteen (15) days prior to the date on which the applicable BID Assessment or component thereof, is due to the applicable taxing authority or BID (such earlier date, the “BID Due Date”) or, if required by any Superior Mortgagee, in twelve (12) equal monthly installments on the first day of each month during the Tax Year. If during any Tax Year the last-issued Estimated BID Statement for such Tax Year is inaccurate in any respect, Landlord shall promptly issue a revised Estimated BID Statement. If there shall be any increase in the BID Assessment or any component thereof for any Tax Year as indicated on a revised Estimated BID Statement, Tenant shall pay to Landlord the amount shown on the revised Estimated BID Statement on or before the Applicable BID Due Date. Subject to the provisions of the last sentence of this Sec ion 4.02C(ii), if there shall be any decrease in the BID Assessment or any component thereof for any Tax Year as indicated on a revised Estimated BID Statement, such that Tenant shall have overpaid Tenant’s BID Payment

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for the Tax Year in question, then (1) if such decrease will give rise to a credit issued by the taxing authority against any future BID Assessment, Landlord shall credit Tenant’s Proportionate Tax Share of the amount of such credit, as and when received by Landlord, against the next subsequent payments of Rent until such credit is fully applied, or (2) if such decrease will give rise to a cash refund from the taxing authority to Landlord, Landlord shall refund to Tenant Tenant’s Proportionate Tax Share of the amount of such overpayment within thirty (30) days after receipt by Landlord of such refund. If, at the time Landlord receives any such credit or refund, Tenant is then in default under this Lease beyond the expiration of any applicable notice and/or cure period, Landlord may offset the amount of such credit or refund payable to Tenant against amounts due and owing by Tenant to Landlord.

(iii) BID Statement. If, for any Tax Year, the BID Assessment shall be less than the amount reflected on the last-issued Estimated BID Statement for such Tax Year, Landlord shall (and in any other case Landlord may) within sixty (60) days after the end of such Tax Year issue a statement of the BID Assessment for such Tax Year, including a computation of Tenant’s BID Payment for such Tax Year (a “BID Statement”). If Tenant shall have overpaid the BID Assessment or any component thereof for any Tax Year, Landlord, at its option, shall, subject to the last sentence of Section 4.02C(ii) hereof, either refund the overpayment to Tenant together with the delivery of the BID Statement or allow Tenant a credit against the next subsequent payments of Rent in the amount of Tenant’s overpayment of the BID Assessment. If Tenant shall have underpaid the BID Assessment for any Tax Year, Tenant shall pay to Landlord an amount equal to the amount of such underpayment of Tenant’s BID Payment with respect to such Tax Year within thirty (30) days after receipt of the applicable BID Statement.

D. Miscellaneous.

(i) Challenges and Refunds. Only Landlord shall be eligible to institute tax certiorari or other proceedings to reduce the assessed value of the Unit or any portion thereof. If, subsequent to the date of the Tax Statement or BID Statement for any Tax Year, Landlord shall receive a refund of (a) Taxes or any component thereof for any Tax Year after the Tax Base Year and/or (b) any BID Assessment, Landlord, at its option, shall, subject to the last sentence of Section 4.02B(ii) or 4.02C(ii) hereof, as applicable, either pay to Tenant within thirty (30) days after receipt by Landlord, or allow Tenant a credit against subsequent payments of Rent (but following the expiration or earlier termination of this Lease, Landlord shall, subject to the last sentence of Section 4.02B(ii) or 4.02C(ii) hereof, as applicable, pay to Tenant) an amount equal to Tenant’s Proportionate Tax Share of such reduction or refund in respect of Taxes and/or the BID Assessment, as applicable, after deducting from such refund (to the extent not already netted out of the net refund) the reasonable costs and expenses incurred by Landlord in obtaining the same, but the amount of such refund or credit to Tenant shall not exceed Tenant’s Tax Payment or Tenant’s BID Payment theretofore paid for such Tax Year. Tenant shall pay to Landlord within thirty (30) days after being billed therefor, Tenant’s Proportionate Tax Share of any actual out-of-pocket expenses reasonably incurred by Landlord in contesting in good faith any items comprising Taxes or a BID Assessment and/or the assessed value of the Unit to the extent that such expenses have not theretofore been recovered by Landlord pursuant to this Lease, provided that in no event shall Landlord be entitled to recover expenses in excess of the amount of the refund or credit.

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(ii) Taxes Payable by Tenant. Tenant shall pay any occupancy tax or rent tax now in effect or hereafter enacted and payable by Tenant on or before the date such taxes and assessments are due in accordance with applicable Legal Requirements. Should any Governmental Authority require that a tax, other than the taxes hereinabove-mentioned, be paid by Tenant, but collected by Landlord, for and on behalf of said Governmental Authority, the same shall be paid by Tenant to Landlord, no later than fifteen (15) days in advance of the date such payment is due and payable to the appropriate Governmental Authority, in which case, Landlord shall, promptly after receipt thereof from Tenant, pay the same to the appropriate Governmental Authority.

(iii) Discounts. If Landlord receives a discount for early payment or prepayment of Taxes or a BID Assessment or is entitled to an abatement or exemption therefrom, Tenant shall be entitled to Tenant’s Proportionate Tax Share of the benefit of any such discount for any early payment or prepayment of Taxes or a BID Assessment and of any exemption or abatement relating to all or any part of the Unit and/or Landlord’s interest in the Common Elements, provided that Tenant paid to Landlord Tenant’s Proportionate Tax Share of such tax installment, or BID Assessment, as applicable, earning such discount prior to the last day for payment of the tax installment or BID Assessment, as applicable, to the relevant taxing authority in order to earn such discount (and Landlord hereby agrees that if Tenant pays early (and all other tenants of the Unit also pay early), Landlord agrees to pay early in order to receive the benefit of the available discount). Notwithstanding the foregoing, Tenant shall not be entitled to any discount, credit or other benefit in respect of Taxes or a BID Assessment on account of any credit or offset provided in Section 3.1(b)(ii) of the Unit Ground Lease.

(iv) Partial Tax Year; Delay. Tenant’s liability under this Section 4.02 with respect to the applicable Tax Year in which Tenant is first obligated to make Tenant’s Tax Payment for Taxes or Tenant’s BID Payment, as applicable, and with respect to the Tax Year in which this Lease shall expire or terminate (except on account of Tenant’s default) shall be computed on a pro-rata basis based on the actual number of days in the period for which Tenant’s Tax Payment and/or Tenant’s BID Payment, as the case may be, is payable. Landlord’s failure to render or delay in rendering an Estimated Tax Statement or a Tax Statement or an Estimated BID Statement or BID Statement, as the case may be, with respect to any Tax Year shall not prejudice Landlord’s right thereafter to render the same with respect thereto or with respect to any subsequent Tax Year nor shall the rendering of a Tax Statement or BID Statement for any Tax Year prejudice Landlord, provided that Landlord renders the Estimated Tax Statement, Tax Statement, Estimated BID Statement or BID Statement in question within two (2) years after the end of the Tax Year in question or, with respect to Taxes or BID Assessments which are the subject of tax certiorari proceedings, within two (2) years after the final resolution of such proceedings, except that after the Expiration Date, Landlord shall have until the date that is one (1) year after the Expiration Date to render any such Tax Statement or Bid Statement.

(v) Adjustments due to the Sale or Acquisition of Unit(s). In the event that Landlord shall sell its interest in any of the condominium units comprising the Unit to any third party (other than an Affiliate of Landlord) or acquire any additional condominium units in the Building during the Term, then, with respect to the calculation of any Tenant’s Tax Payment or Tenant’s BID Payment required to be made by Tenant from and after the date (the “Tax Adjustment Date”) which is the later to occur of: (a) the date of such sale or acquisition, as the case may be, or (b) the date that the taxing authority shall designate separate tax lot(s) for the portion(s) of the Unit that continue to be owned by Landlord and/or any Affiliate of Landlord and includes the Demised Premises (including any portion of Tenant’s Tax Payment or Tenant’s BID Payment for the Tax Year in which such designation is made

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accruing after the Tax Adjustment Date), (1) an appropriate (A) reduction in the Base Year Taxes, in the case of a sale or (B) an appropriate increase in the Base Year Taxes, in the case of an acquisition shall be made by Landlord and Tenant to reflect the amount of Taxes that were incurred or payable during the Tax Base Year with respect to only the portion of the Unit that is within the tax lot(s) owned (or leased pursuant to the Unit Ground Lease) by Landlord after the Tax Adjustment Date and (2) an appropriate modification to Tenant’s Proportionate Tax Share shall be made by Landlord and Tenant to reflect the reduction or increase, as the case may be, in the number of RSF in the Unit after the Tax Adjustment Date, provided that Landlord shall apply a consistent measurement standard to the Unit and the Demised Premises. No such sale or acquisition shall change the definition of Taxes contained herein nor cause the PILOT program to terminate prior to the Scheduled PILOT Conversion Date.

4.03 Operating Expenses.

A. Definitions. For the purposes of this Section 4.03:

(i) “Base Operating Expense Year” shall mean calendar year 2008.

(ii) “Base Year Operating Expenses” shall mean, subject to the adjustments provided herein, the aggregate Operating Expenses for the Base Operating Expense Year.

(iii) “Operating Expenses” shall mean, without duplication, the following expenses paid or incurred by or on behalf of Landlord or any Landlord Entity in respect of the Unit and Landlord’s undivided interest in the Common Elements:

(A) common charges and special assessments and other charges assessed against the Unit by any Condominium Board in accordance with the provisions of the Condominium Documents, including charges (but not any capital charges or items thereunder) under the Subway Agreement and the Vault Agreement (collectively, “Common Charges”); provided, however, there shall be excluded from Common Charges any amounts which are excluded from and/or limited as to their inclusion in Operating Expenses under any other provision of this Section 4.03A(iii) (it being agreed for such purpose that references in such other provisions to the “Unit” shall be deemed to refer to the “Common Elements” (as the context may require) and to “Landlord” shall be deemed to refer to the applicable Condominium Board); and

(B) to the extent not included in clause (A) of this Section 4.03A(iii), the aggregate of, without duplication, all costs, expenses, disbursements and expenditures (and sales, use, excise, value-added and similar taxes, if any, thereon) paid or incurred by or on behalf of Landlord or any Landlord Entity (whether directly or through independent contractors) in respect of the operation, maintenance, repair, cleaning, security and management of the Unit and the plazas, sidewalks, curbs and areas which are part of the Unit and the public sidewalks, curbs and areas adjacent thereto (collectively, the “Operation of the Property”) which, under generally applied real estate practice in the City are properly chargeable to the Operation of the Property, including costs incurred in connection with: the repair and/or replacement (subject to the limitations hereinafter set forth) of equipment, facilities and installations; water, fuel and other utilities, HVAC, window cleaning, janitorial and exterminating services; electricity for, and painting of, the public and common areas of the Unit; displays and holiday decorations appropriate to the operation of the Building as a

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first class office building in the City; internal access control or other security measures for the Building and the Unit; costs of operating, testing, maintaining, repairing and replacing (to the extent permitted hereby) the Unit Generator; cleaning services and supplies, costs for architectural lighting, gardening and other landscaping services; costs of maintaining submeters in tenanted space, reading such submeters and preparing invoices with respect thereto (unless Landlord is separately reimbursed by any other tenant (including Tenant] with respect to such costs); insurance premiums (including rent or rental value insurance for up to two (2) years’ rent, terrorism, bio-hazards and other similar insurance; uniforms (the cost of which, if purchased, shall be amortized over the useful life of such uniforms) and supplies; sales or use taxes on supplies or services which are includible as Operating Expenses; payroll taxes, wages and salaries of all persons engaged in the Operation of the Property and so called fringe benefits, including social security taxes, unemployment taxes, Workers’ Compensation, coverage for disability benefits, contributions to any pension, hospitalization, welfare or retirement plans or any other similar or like expense incurred under the provisions of any collective bargaining agreement and any other amount incurred to provide benefits for employees so engaged in the Operation of the Property; management services consistent with service provided by comparable owner managed Comparable Buildings or, if the Unit is no longer owner managed, commercially reasonable management fees for management services provided by independent third parties; the charges of any independent contractor who under a contract does any work which otherwise constitutes an Operating Expense with respect to the Operation of the Property; costs of operating the Messenger Center and reasonable legal and accounting fees and disbursements and other professional fees and disbursements in connection with the Operation of the Property; damages, awards and judgments, including interest thereon paid or incurred by Landlord and arising from the Operation of the Property; but specifically excluding or deducting, as appropriate:

(1) Taxes, all Excluded Taxes and all the BID Assessments;

(2) Subject to the provisions of clause (6) below, interest and amortization of any debts;

(3) the cost of any electricity furnished to the Demised Premises or any other tenantable space in the Unit which is not considered a Building common area, a Common Element, a FC Limited Common Element, but the cost of maintaining, reading and invoicing electric meters of tenants (including Tenant) is permitted to be included in Operating Expenses (unless Landlord is separately reimbursed with respect to such costs);

(4) fixed ground rent, percentage rent and any other payments paid under the Unit Ground Lease or any other Superior Lease (other than payments which, independent of the Unit Ground Lease or any other Superior Lease would constitute an Operating Expense);

(5) operating expenses directly attributable to (A) any retail area in the Unit or the Building, including the Retail Unit and/or (B) the Roof Top Garden Space and the Lobby Sublease Space;

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(6) expenditures for capital improvements except (A) those which under GAAP are expensed or regarded as deferred expenses, (B) those which are intended to result in a savings in the amount of Operating Expenses but not in excess of the actual savings on account thereof during any Operating Expense Year, as reasonably determined in a written report prepared by a reputable, independent licensed engineer retained by Landlord, (C) those made in order to comply with any Legal Requirements enacted or effective after the Commencement Date (or by changes enacted after the Commencement Date to any Legal Requirements enacted prior to the Commencement Date to the extent of such changes), or (D) replacements (other than to the extent excluded under clause (12) below); provided, however, with respect to expenditures for replacements in excess of ************************ ($********) in any Operating Expense Year, expenditures for such replacement (x) shall only be permitted to be included in Operating Expenses if the cost of repairing such item would exceed fifty percent (50%) of the cost of replacing the same, (y) which are included in Operating Expenses in any Operating Expense Year shall not exceed the cost of the repair of such item as reasonably determined by Landlord, and shall be included in Operating Expenses for the appropriate Operating Expense Years, and (z) shall be amortized annually on a straight line basis over its useful life as determined in accordance with GAAP, together with interest at the Prime Rate determined at the time Landlord incurred said cost, and shall be included in Operating Expenses for the appropriate Operating Expense Years. If Landlord shall lease any item of capital equipment that results in savings or reductions in Operating Expenses, then the rentals and other costs paid pursuant to such leasing shall be included in Operating Expenses for the Operating Expense Year in which they are incurred; provided that the amount so included may not exceed the amount that would have otherwise been included pursuant to the preceding sentence had Landlord purchased the same;

(7) depreciation, amortization and other non-cash expenses except as provided for herein;

(8) leasehold alterations, additions, changes, replacements, improvements and decorations made for tenants or occupants of the Unit or cash allowances in lieu thereof;

(9) brokerage commissions and compensation and finder’s fees;

(10) any expenses incurred in connection with any mortgage or other financing securing any ground or land lease on the Unit, the Land, the Building or the Unit Ground Lease, including mortgage interest or amortization, or in connection with any refinancing thereof, including legal, accounting, consultant, mortgage, brokerage or other expenses related thereto;

(11) any cost or expense which would otherwise be an Operating Expense in connection with any garage (but not any loading dock) located in the below grade portion of the Building to the extent directly attributable to such garage (but not any loading dock);

(12) costs covered by enforceable warranties and guaranties but only to the extent Landlord is actually reimbursed under such warranties and guaranties;

(13) personnel benefits, expenses and salaries of the type set forth in this Section of employees above the level of building manager (except for personnel employed by any Landlord Entity which provides services typically performed by a third party such as cleaning, security and messenger services to the

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Building and/or other buildings owned by Landlord or other Landlord Entities (provided that the cost of such services, including the salaries, fringe benefits and other compensation for such personnel, does not exceed competitive market rates charged by independent third parties for services comparable to such services being provided at the Building), in which case, such salaries, fringe benefits and compensation shall be equitably apportioned among all such buildings);

(14) the portion of any expenses otherwise includible in Operating Expenses which are allocable to any other properties of Landlord or Landlord Entities, such as the portion of the personnel benefits, expenses and salaries of the type set forth in the definition of Operating Expenses of employees reasonably allocable to time spent by such employees in connection with properties other than the Unit or the portion of the premiums for any insurance carried under “blanket” or similar policies to the extent reasonably allocable, in the reasonable judgment of Landlord, to any property other than the Unit and Landlord’s undivided interest in the Common Elements;

(15) any cost or expense which would otherwise be included in Operating Expenses to the extent that Landlord is reimbursed or is required to be reimbursed therefor from any source other than pursuant to provisions in the nature of this Article 4;

(16) advertising, entertaining and promotional expenditures;

(17) the cost of repairs or replacements incurred by reason of fire or other casualty or condemnation, to the extent Landlord is compensated therefor during the Operating Expense Year to which an Operating Expense Statement relates (or would have been compensated therefor if Landlord had carried the insurance coverage required of Landlord hereunder);

(18) direct costs incurred in connection with a transfer or disposition of Landlord’s (direct or indirect) interest in the Unit Ground Lease, that would not otherwise be incurred by Landlord as an Operating Expense;

(19) costs and expenses incurred in connection with, and incidental to, the leasing of space in the Unit, including attorneys’ fees and disbursements; costs and expenses incurred in connection with preparing and negotiating leases, amendments and modifications thereto, consents to sublease, assignments; non-disturbance agreements, take over or assumption fees; any form leases with respect to the Operation of the Property; disputes with tenants or occupants in the Unit (it being agreed that reasonable attorneys’ and accountants’ fees and disbursements incurred directly in connection with the Operation of the Property shall be included in Operating Expenses, subject to the limitations in clause (20) hereof);

(20) legal, accounting and auditing fees, other than (A) accounting and auditing fees reasonably incurred in connection with the preparation of statements required pursuant to additional rent or rental escalation provision, (B) reasonable legal, accounting, consulting and appraisal fees incurred in protesting (or seeking a refund or reduction of) Taxes, BID Assessments and/or utility charges to the extent that the amount thereof is not reimbursed to Landlord under the provisions of Section 4.02 hereof, provided that in no event shall Landlord be entitled to recover expenses in excess of the amount of the refund or credit, and (C) legal, accounting and consulting fees incurred in defending any audit relating to the Operation of the Property conducted by a Governmental Authority (whether or not Landlord prevails in such audit);

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(21) costs and expenses (including those for labor, materials, tools, equipment and contractor charges) incurred in connection with compliance with any Legal Requirements existing as of the Commencement Date which are applicable to the Unit (including the Demised Premises) with respect to a condition existing as of the Commencement Date, whether or not noted of record, unless caused by an act or omission of Tenant or any Tenant Parties or any Person claiming by, through or under Tenant or Tenant Parties;

(22) costs incurred to correct any defect discovered during the first eighteen (18) month period following the Commencement Date (or such longer period as may be covered under any enforceable warranty or guaranty) to the extent resulting from the improper initial construction or design of the Building or the Base Systems (but excluding any Tenant Changes), provided, however, nothing contained herein is intended to exclude from Operating Expenses any portions of such repairs or replacements which would customarily be included in Operating Expenses other than those directly attributable to such construction or design defects;

(23) costs incurred in performing work or furnishing services for any other tenant, whether at such tenant’s or Landlord’s expense, to the extent that such work or service is in excess of any work or service that Landlord is obligated to furnish to Tenant at Landlord’s expense;

(24) the cost of clean-up, removal or remediation of any Hazardous Materials (other than Operational Hazardous Materials) from the Unit or the Building except for costs permitted under clause (6) above;

(25) costs of placing the common areas of the Building in compliance with Legal Requirements, including ADA, except for costs permitted under clause (6) above and except for costs of placing the common areas of the Building in compliance with amendments to, or changes in governmental agency interpretations of or regulations governing, the ADA which first become effective after the Commencement Date;

(26) costs relating to withdrawal liability or unfunded pension liability under the Multi-Employer Pension Plan Act or similar law;

(27) all costs and expenses resulting from the negligence or willful misconduct of Landlord, Landlord Entity or any Condominium Board and any damages and attorneys’ fees and disbursements and other costs in connection with any judgment, settlement or arbitration award resulting from any tort liability of Landlord, Landlord Entity or any Condominium Board;

(28) Landlord’s overhead and general and administrative expenses above the level of building manager (except for those related to (A) personnel employed by any Landlord Entity which provides services typically performed by a third party such as cleaning, security and messenger services to the Building and/or other buildings owned

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by Landlord or other Landlord Entities [provided that the cost of such services, including the salaries, fringe benefits and other compensation for such personnel, does not exceed competitive market rates charged by independent third parties for services comparable to such services being provided at the Building], in which case, such salaries, fringe benefits and compensation shall be equitably apportioned among all such buildings) and (B) management fees includable in Operating Expenses under the provisions of this Section 4.03A(iii));

(29) the cost of installing, operating and maintaining any specialty facility such as an observatory, lodging, broadcasting facilities, luncheon club, athletic or recreational club, child care facility, auditorium, cafeteria or dining facility (including the auditorium and catering facilities located in the NYTC Unit as of the Execution Date), conference center or similar facilities (except that the costs of maintaining and operating the Mast or the Messenger Center shall not be a deduction from Operating Expenses and may be included therein);

(30) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

(31) subject to the provisions of clause (6) above, any lease payments for equipment which, if purchased, would be specifically excluded as a capital improvement;

(32) dues to professional and lobbying associations (except for the allocable dues for REBNY, BOMA or any successor organization) or contributions to political or charitable organizations;

(33) costs incurred with respect to a sale or transfer of all or any portion of the Unit or any interest therein or in any Person of whatever tier owning an interest therein;

(34) any interest, fine, penalty or other late charge payable by Landlord or any increase in insurance premium resulting from a violation by Landlord, any Landlord Entity or any Condominium Board of any Legal Requirements;

(35) the cost of acquiring or replacing any separate electrical meter or water meter Landlord may provide to any of the tenants in the Unit;

(36) costs incurred to remedy any fines and penalties incurred because of violations of Legal Requirements that arise by reason of the failure of Landlord, any Landlord Entity or any Condominium Board to construct, maintain or operate the Unit or any part thereof in compliance with such Legal Requirements to the extent such failure is not due to a default by any tenant (including Tenant) in its obligations to Landlord under its lease (it being agreed that the costs of permits and approvals required to comply with Legal Requirements in the ordinary course of the Operation of the Property shall be permitted to be included in Operating Expenses);

(37) all costs incurred by Landlord in connection with the performance of any sundry services to individual tenants which are not generally provided to all office tenants (including Tenant);

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(38) any payments received by Landlord for recyclable materials and waste paper for the Building shall be deducted from Operating Expenses;

(39) costs incurred in connection with making any additions to, or building additional stories on, the Building or its plazas, or adding buildings or other structures adjoining the Building, or connecting the Building to other structures adjoining the Building;

(40) costs incurred in connection with the acquisition, sale, financing or other disposition of air rights, transferable development rights, easements or other real property interests;

(41) the cost of overtime heating, air-conditioning and ventilation (including costs related to chilled water) for any tenants of the Unit;

(42) costs and expenses incurred by Landlord in connection with any obligation of Landlord or any Condominium Board to indemnify any tenant (including Tenant) of the Unit or the Building pursuant to its lease or otherwise;

(43) any bad debt loss, rent loss or reserves for bad debts or rent loss;

(44) costs of acquiring, leasing, insuring, restoring, removing or replacing (i) sculptures, (ii) paintings and (iii) other objects of art located within or outside the Building, except the cost of routine cleaning and maintenance of such objects in the public areas of the Building may be included in Operating Expenses;

(45) costs incurred by Landlord which result from Landlord’s or any other tenant’s breach of a lease or Landlord’s tortious or negligent conduct;

(46) expenditures for repairing and/or replacing any defect in any work performed by or on behalf of Landlord pursuant to the provisions of this Lease, to the extent expenditures for such repairs and/or replacements would have been covered had Landlord obtained a commercially reasonable warranty for such work;

(47) expenses of relocating or moving any tenant(s) of the Building;

(48) the cost of temporary exhibitions located at or within the Building;

(49) any costs or expenses that are duplicative of costs included in Common Charges;

(50) any costs or expenses attributable to units that are not part of the Unit or to the limited common elements of such units;

(51) all hard and soft costs and expenses relating to the Base Building Work, the Fit-out Work and the construction of the units other than the Unit;

(52) the portion of any fee or expenditure (other than a management fee) paid to Landlord or any other Landlord Entity that is in excess of the amount which would be paid if such fee or expenditure were competitively bid;

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(53) costs and expenses, including, without limitation legal fees, incurred in connection with the enforcement of leases and occupancy agreements, and/or suits brought by tenants with respect to their leases or occupancy agreements, including, without limitation, disbursements in connection with any summary proceeding to dispossess any tenant or occupant; and

(54) any amounts resulting from Landlord’s failure to meet its legal or contractual obligations (e.g., failure to pay taxes, defaults under leases or agreements, etc.).

If during all or part of any Operating Expense Year (including the Base Operating Expense Year), any particular item(s) of work or service is not furnished (which would otherwise constitute an Operating Expense hereunder) to the Unit (or the Building) due to the fact that less than the entire leasable space of the Unit is occupied or leased (even if portions of the Unit are not yet ready for occupancy or lease), then, for purposes of computing Operating Expenses for such Operating Expense Year, the amount included in Operating Expenses for such item(s) for such period shall be deemed to be increased to reflect the variable Operating Expense costs that would have been payable had the Unit been ninety five percent (95%) occupied for the entire Operating Expense Year or which would reasonably have been incurred during such period by Landlord if it had furnished such item(s) of work or service to the Unit or portion thereof, as the case may be. Without limiting the foregoing, it shall be assumed that all services in respect of the Unit are in place and fully costed (e.g., discounts for the initial period of multi-year contracts shall be appropriately adjusted). Similarly, if during all or part of any Operating Expense Year (including the Base Operating Expense Year), Landlord shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense hereunder) to the Unit due to the fact that such item(s) of work or service is not required or desired by the tenant of such portion or such tenant is itself obtaining and providing such item(s) of work or service, then, for purposes of computing Operating Expenses for such Operating Expense Year, the amount included in Operating Expenses for such item(s) for such period shall be increased to reflect the variable Operating Expense costs that would reasonably have been incurred during such period by Landlord, if it had furnished such item(s) of work or service to the Unit or portion thereof. Further, with respect to the calculation of the Base Year Operating Expenses only, if and to the extent certain expenses are incurred with respect to only a portion of the Base Operating Expense Year, then such expenses shall be annualized to more closely approximate the cost that will be incurred for such expense over the course of the subsequent full year.

To the extent that at any time during the three (3) year period after the Rent Commencement Date, Landlord adds one or more new categories of Operating Expenses not included in the Base Year Operating Expenses, then, for so long as expenses relating to such new categories are included in Operating Expenses, the Base Year Operating Expenses shall be increased by amount equal to (a) the amount included in Operating Expenses for such new category of Operating Expenses in such first Operating Expense Year (it being understood that Landlord shall have no obligation to refund any amounts to Tenant for prior Operating Expense Years solely by reason of any such increase of the Base Year Operating Expenses) reduced by (b) the percentage increase in the CPI, if any, from the first month of the Base Operating Expense Year to the first month of the Operating Expense Year with respect to which such amounts are first included in Operating Expenses. By way of example, (i) if the CPI has increased by 10%, in the aggregate, since the Base Operating Expense Year, and (ii) the new category costs are $***** per annum in such first Operating Expense Year, then the Operating Expenses for the Base Operating Expense Year shall be increased by $**** per annum on account of such new category.

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been requested with respect to the omitted portions.

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(iv) “Operating Expense Year” shall mean, for purposes of determining • Operating Expenses, each calendar year all or any part of which shall fall within the Term.

(v) “Tenant’s Proportionate Operating Expense Share” shall be computed on the basis of a fraction, the numerator of which is the RSF area, from time to time, of the Premises, and the denominator of which is the total RSF area of the Unit (excluding from the denominator all RSF of the 28th floor included in the Unit and Roof Top Garden portions of the Unit and all lower level storage space in the Building). As of the Execution Date, (A) the RSF of the Premises for the purposes of calculating Tenant’s Proportionate Operating Expense Share during the Initial Term shall be deemed to be 31,753 RSF and (B) Tenant’s Proportionate Operating Expense Share is 4.535% subject to adjustment in the event Tenant leases any other space in the Unit.

B. Computations.

(i) Tenant’s Operating Expense Payment. Tenant shall pay to Landlord an amount (“Tenant’s Operating Expense Payment”) equal to Tenant’s Proportionate Operating Expense Share of the amount by which Operating Expenses for such Operating Expense Year exceeds the Base Year Operating Expenses commencing on the later of (a) the Rent Commencement Date or (b) January 1, 2009.

(ii) Estimated Operating Expense Statement. At any time before or after the commencement of any Operating Expense Year, Landlord may render to Tenant a statement in reasonable detail of Landlord’s reasonable estimate of Tenant’s Operating Expense Payment for such Operating Expense Year (“Estimated Operating Expense Statement”) and the amount shown thereon (the “Tenant’s Estimated Operating Expense Payment”) shall be payable by Tenant to Landlord in twelve (12) equal monthly installments on the first day of each month during the Operating Expense Year (but the first payment on account of the Tenant’s Estimated Operating Expense Payment shall not be due and payable until thirty (30) days after delivery to Tenant of such Estimated Operating Expense Statement). If, however, Landlord shall furnish such Estimated Operating Expense Statement for any Operating Expense Year subsequent to the commencement thereof, then (a) until the first day of the month following the month in which such Estimated Operating Expense Statement is furnished to Tenant, Tenant shall continue to pay to Landlord on the first day of each month an amount equal to the monthly sum payable under this Section 4.03B in respect of the last month of the preceding Operating Expense Year, (b) after such Estimated Operating Expense Statement is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant’s Operating Expense Payment previously made for such Operating Expense Year pursuant to clause (a) of this sentence were greater or less than the installments of Tenant’s Operating Expense Payment to be made for such Operating Expense Year in accordance with such Estimated Operating Expense Statement, and (1) if there shall be a deficiency, Tenant shall pay the amount thereof within thirty (30) days after demand therefor or (2) subject to the provisions of the last sentence of this Section 4.03B(ii), if there shall have been an overpayment, Landlord shall, at Landlord’s option, pay to Tenant together with such notice, or credit against the next subsequent payments of Rent, the amount thereof (together with interest thereon at the Prime Rate if the amount of the overpayment is more than 3%); and (c) on the first day of the second month following the month in which such Estimated Operating Expense Statement is furnished to Tenant, and monthly thereafter throughout the remainder of such Operating Expense Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12) of the Estimated Operating Expense Payment shown on such Estimated Operating Expense Statement. Landlord may, from

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time to time, furnish to Tenant one or more revised Estimated Operating Expense Statements for such Operating Expense Year, and, in such case, Tenant’s payments under this Section on account of such Operating Expense Year shall be adjusted and paid or credited, as the case may be, substantially in the same manner as provided in the immediately preceding sentence. If, at the time Tenant becomes entitled to any refund or credit of an Operating Expense Payment, Tenant is then in default under this Lease beyond the expiration of any applicable notice and/or cure period, Landlord may offset the amount of such credit or refund payable to Tenant against amounts properly due and owing by Tenant to Landlord.

(iii) Operating Expense Statement. Within two hundred seventy (270) days after the end of each Operating Expense Year after the expiration of the Base Operating Expense Year), Landlord shall issue a statement of Operating Expenses for such Operating Expense Year, including a computation of Tenant’s Operating Expense Payment for such Operating Expense Year (each, an “Operating Expense Statement”). If Tenant’s Estimated Operating Expense Payments shall have been less than Tenant’s Operating Expense Payment, the deficiency shall be payable by Tenant to Landlord within thirty (30) days after receipt of such Operating Expense Statement. If Tenant’s Estimated Operating Expense Payment shall have been more than Tenant’s Operating Expense Payment, the overpayment (together with interest thereon at the Prime Rate if the amount of the overpayment is more than 3%), shall, subject to the last sentence of Section 4.03(B)(ii), at Landlord’s option, be credited by Landlord against Tenant’s next subsequent payments of Rent or paid to Tenant together with such Operating Expense Statement.

(iv) Partial Operating Expense Year; Delay. Tenant’s liability under this Section 4.03B with respect to the Operating Expense Year in which Tenant is first obligated to make an Operating Expense Payment hereunder and with respect to the Operating Expense Year in which this Lease shall expire or (except on account of Tenant’s default) terminate shall be computed on a pro rata basis based on the actual number of days in the period for which Tenant’s Operating Expense Payment is payable. Landlord’s failure to render or delay in rendering an Estimated Operating Expense Statement or an Operating Expense Statement with respect to any Operating Expense Year shall not prejudice Landlord’s right thereafter to render the same with respect thereto or with respect to any subsequent Operating Expense Year nor shall the rendering of an Operating Expense Statement for any Operating Expense Year prejudice Landlord’s right thereafter to render a corrected Operating Expense Statement for such Operating Expense Year, provided that Landlord renders the Operating Expense Statement in question within two (2) years after the end of the Operating Expense Year in question, except in the case of the Operating Expense Year in which the Expiration Date occurs, in which event such Operating Expense Statement must be rendered within one (1) year after the Expiration Date.

(v) Adjustments due to the Sale or Acquisition of Unit(s). In the event that Landlord shall sell its interest in any of the condominium units comprising the Unit to a third party (other than a Landlord Affiliate) or acquire any additional units in the Building during the Term, then, with respect to the calculation of any Tenant’s Operating Expense Payment required to be made by Tenant from and after the date such sale or acquisition, as the case may be, (a) an appropriate (1) reduction in the Base Year Operating Expenses, in the case of a sale or (2) an appropriate increase in the Base Year Operating Expenses in the case of an acquisition shall be made by Landlord and Tenant to reflect the amount of Operating Expenses that were incurred or paid during the Base Operating Expense Year with respect to only the portion of the Unit that is within the tax lot(s) owned (or leased pursuant to the Unit Ground Lease) by Landlord after the

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date of such sale and (b) an appropriate modification to Tenant’s Proportionate Operating Expense Share shall be made by Landlord and Tenant to reflect the reduction or increase, as the case may be, in the number of RSF in the Unit after the date of such sale, provided that Landlord shall apply a consistent measurement standard to the Unit and the Demised Premises.

4.04 A. Tenant, upon notice given within one hundred fifty (150) days after Tenant’s receipt of a Landlord’s Statement, may elect to have an Approved Examiner designated (in such notice) by Tenant examine such of Landlord’s books and records (collectively “Records”) as are relevant to such Landlord’s Statement, together with reasonable supporting data therefor (including Records for the Base Operating Year Expenses relating to Operating Expenses), such examination to occur during Business Hours and upon at least five (5) Business Days’ prior notice to Landlord, and which shall commence not later than thirty (30) days following the date of Tenant’s notice, as such date may be extended on a day for day basis to the extent Landlord unreasonably delays Tenant’s access to the Records following Tenant’s request therefor or due to Force Majeure. An “Approved Examiner” shall be (a) a certified public accountant or other qualified professional who is a member of an independent certified public accounting firm or other qualified professional services firm having at least fifteen (15) professionals or (b) an employee of Tenant, who, in each instance, is not (and whose firm is not) being compensated by Tenant, in whole or in part, on a contingency or success fee basis and, which Approved Examiner reviewing such records is not and has not during the Term (or the three (3) year period prior thereto) been Affiliated with, a shareholder, an officer, director, partner, member or employee of, any managing agent of the Building or Landlord or any Landlord Entity. As a condition to Tenant’s right to review the Records, Tenant shall pay all sums required to be paid in accordance with the applicable Landlord’s Statement in question; provided that the payment of such sums shall be without prejudice to Tenant’s rights under Section 4.04D hereof. If Tenant shall not give such notice within such one hundred fifty (150) day period, then such Landlord’s Statement shall be conclusive and binding upon Tenant.

B. Landlord hereby agrees to maintain and preserve its Records with respect to (i) the Base Operating Year Expenses, until the fourth (4th) anniversary of the Commencement Date, and (ii) for each subsequent Operating Year, for a period of at least three (3) years following the delivery of the Operating Expense Statement with respect thereto or such longer period as any dispute and/or audit in respect of such Records may be ongoing.

C. Tenant and Tenant’s employees, accountants and agents (including the Approved Examiner) shall treat all Records as confidential, and, as a condition to any review of the Records, shall confirm such confidentiality obligation in writing by executing a confidentiality agreement substantially in the form attached hereto as Exhibit 4.04C (the “Confidentiality Agreement”). Tenant shall, at Tenant’s sole cost and expense, have the right to obtain copies and/or make abstracts of the Records as it may reasonably request in connection with its verification of any Landlord’s Statement reviewed in accordance with the terms hereof, subject to the provisions of the Confidentiality Agreement.

D. Tenant may, within one hundred eighty (180) days after the date on which the Records are made available to Tenant, as required herein, send a notice (“Tenant’s Statement”) to Landlord that Tenant disagrees with the applicable Landlord’s Statement, specifying in reasonable detail the basis for Tenant’s disagreement and Tenant’s reasonable estimate of the amount of Tenant’s Operating Expense Payment, Tenant’s Tax Payment and/or Tenant’s BID Payment, as applicable, that Tenant claims is due. If Tenant fails timely to deliver a Tenant’s Statement, then such Landlord’s Statement shall be conclusive and binding on Tenant. If Tenant timely delivers a Tenant’s Statement, Landlord and Tenant shall attempt to resolve such disagreement within thirty (30) days after delivery of Tenant’s Statement. If they are unable to do so, Tenant may send a notice to Landlord, within ninety

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(90) days after the delivery of Tenant’s Statement in connection with the disagreement in question indicating that Tenant desires to have such disagreement determined by an Arbiter and setting forth the name of an individual proposed by Tenant to serve as Arbiter. If Landlord does not agree with Tenant’s selection of an Arbiter, Landlord and Tenant shall attempt to agree on another individual to serve as Arbiter, and if Landlord and Tenant shall be unable to agree upon the designation of the Arbiter within twenty (20) days after Landlord’s receipt of Tenant’s notice requesting the appointment of an Arbiter, then either party shall have the right to request the AAA to designate the Arbiter. The “Arbiter” shall be a certified public accountant whose practice primarily involves real estate accounting and who is a member of an independent certified public accounting firm having at least fifteen (15) accounting professionals. The Arbiter’s determination, made in accordance with this Section 4.04D, shall be conclusive and binding upon the parties. If Tenant timely delivers a Tenant’s Statement, the disagreement referenced therein is not resolved by the parties and Tenant fails to notify Landlord of Tenant’s desire to have such disagreement determined by an Arbiter within the ninety (90) day period set forth above, then the Landlord’s Statement to which such disagreement relates shall be conclusive and binding on Tenant. The fees of the Arbiter shall be borne equally by Landlord and Tenant; provided that if it is determined that the Operating Expense Statement was overstated by five percent (5%) or more, then the cost of the Arbiter shall be borne by Landlord. Any determination made by an Arbiter shall not exceed the amount determined to be due in the first instance by the Operating Expense Statement (subject to Landlord’s rights to revise such Landlord’s Statement as permitted herein), nor shall such determination be less than the amount claimed to be due by Tenant in Tenant’s Statement, and any determination which does not comply with the foregoing shall be null and void and not binding on the parties. In rendering such determination the Arbiter shall not add to, subtract from or otherwise modify the provisions of this Lease. Pending the resolution of any contest pursuant to this Section, and as a condition to Tenant’s right to prosecute such contest (but without prejudice to Tenant’s position), Tenant shall pay all sums required to be paid in accordance with the Landlord’s Statement in question. If Tenant shall prevail in such contest, Landlord shall, at its option, subject to the last sentence of Section 4.02(B)(ii), Section 4.02C(ii) or Section 4.03B(ii), as applicable, either credit against Tenant’s next subsequent payments of Rent the amount (together with interest thereon at the Prime Rate if such overpayment is more than 3%) determined to be overpaid or pay such amount (including the required interest thereon, if any) to Tenant within thirty (30) days after such. determination.

4.05 In the event that any amount owing to Tenant under this Article 4 and payable either in cash or by means of a credit against the rent (together with any required interest payable thereon, if any) shall not be fully paid or credited to Tenant on the Expiration Date or earlier termination of this Lease then, subject to the last sentence of Section 4.02B(ii), Section 4.02D(ii) or 4.03B(ii) hereof, as applicable, Landlord shall promptly pay to Tenant the amount not theretofore paid or credited to Tenant.

4.06 In no event shall the Fixed Rent ever be reduced by operation of Sections 4.02 or 4.03 hereof. The provisions of this Article 4 shall survive the expiration or earlier termination of this Lease.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

ARTICLE 5

USE

5.01 A. The Demised Premises shall be used and occupied as administrative, general and executive offices and may be used for the gathering of financial information over the internet and through other sources, and the summarization, analysis and distribution and sale of same (which sale shall not be to the general public at the Premises), and, subject to the terms hereof, such incidental and ancillary uses which are usual and customary in Comparable Buildings in the Times Square area and for no other purpose except as provided in this Section 5.01.

B. Supplementing the terms of Section 5.01A hereof, portions of the Demised Premises may, subject to the terms hereof, also be used for the following incidental and ancillary uses (the “Ancillary Uses”): (i) classrooms for training, (ii) conference center and meeting rooms, (iii) photographic reproduction and/or offset printing facilities in connection with permitted business conducted in the Premises, including reproduction facilities for clients and other business activities, (iv) the operation of computers, data processing, word processing and other business machines, including telephone, fax and other telecommunications equipment required for the conduct of business at the Demised Premises, (v) not more than three (3) pantries in the Demised Premises, provided that if the Demised Premises contain three (3) pantries, Tenant shall pay to Landlord the actual costs incurred in cleaning such third pantry), (vi) libraries, (vii) messenger and mailroom facilities, (viii) the sale of snack foods, beverages and other convenience items by vending machines, and/or (ix) the storage of equipment, books, records, files and other items for the conduct of business, each of the foregoing being exclusively for the use of the employees, licensees, guests and invitees of the permitted occupants of the Premises. In connection with any Ancillary Use, Tenant shall (a) comply with all applicable Legal Requirements and the provisions of this Lease in connection with the installation and operation thereof, (b) obtain (at Tenant’s sole cost and expense) any and all required permits and licenses for such Ancillary Uses, and (c) pay for any necessary extermination (in excess of that required for typical office space in first-class Manhattan office buildings), exhaust or ventilation and excess cleaning necessitated by the use of such space for such Ancillary Uses (it being understood that Landlord’s provision of cleaning services shall not be expanded beyond that provided for herein by reason of Landlord’s approval of the use of such space for such Ancillary Uses).

C. In connection with any pantries located in the Demised Premises, Tenant shall be permitted to install in connection therewith Dwyer units, microwave ovens, dishwashers, coffeemakers, refrigerators but not any cooking facilities (including no conventional or convection ovens or stoves). Any pantry use which may be permitted hereunder shall be operated in such a manner that (i) no odors, fumes or smoke will escape from the Demised Premises into other portions of the Building, and (ii) all wet garbage shall be bagged and placed in containers that prevent the escape of odors. Tenant shall pay, as Additional Rent, the any additional reasonable out-of-pocket charges actually incurred by Landlord in connection with the removal of such garbage (if any).

5.02 Notwithstanding anything to the contrary contained in Section 5.01 hereof, it is expressly understood that no portion of the Demised Premises shall be permitted to be used as or for and Tenant shall not at any time use or occupy the Demised Premises, the Unit, the Building or any part thereof, or suffer or permit any Person to use or occupy the Demised Premises, the Unit, the Building or any part thereof for:

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(a) the sale to the general public of any products kept in the Demised Premises, or the sale (whether by persons or by vending machines) of alcoholic beverages, cigarettes, cigars, tobacco, narcotics or other controlled or prohibited substances; provided, however, that subject to the provisions of Section 5.01 hereof, (i) the Premises may be used, as an Ancillary Use, to conduct demonstrations, seminars, meetings and related activities in connection with the business of permitted occupants of the Premises with its employees or independent contractors, (ii) the Premises may be used to sell food, candy, beverages and similar items through vending machines located in the Demised ‘Premises for the exclusive use of the officers, employees and invitees of the permitted occupants of the Premises, each of which vending machines (if it dispenses any beverages or other liquids or refrigerates) shall have a waterproof pan located thereunder connected to a drain and (iii) the permitted occupants of the Premises may distribute printed and other materials and equipment from the Demised Premises in connection with their business;

(b) the rendition of medical, psychological, or therapeutic services;

(c) the conduct of any public or private auction;

(d) the conduct of any gambling or gaming activities or of an employment agency;

(e) offices of a governmental agency, or government (including an autonomous governmental corporation or any entity having governmental immunity), or a diplomatic or trade mission;

(f) the operation of any school or college;

(g) a public stenographer or typist, barber shop, beauty or manicure shop, telephone or telegraph agency, telephone or secretarial service for the public at large, messenger service for the public at large (other than internal messengers or messengers employed by the occupants of the Premises for pick up and delivery of its local correspondence);

(h) public restaurant or bar;

(i) commercial document reproduction or offset printing service to the general public;

(j) any obscene or pornographic purposes or any sort of commercial sex establishment;

(k) any of the Prohibited Uses (as defined and set forth in Exhibit I of the Condominium Declaration), including without limitation, the collection and distribution of news by one or more of the following media: (i) newspapers,. (ii) magazines, (iii) internet, (iv) television, and/or (v) radio,; provided, however, that Landlord hereby represents and covenants to Tenant that Tenant’s use of the Demised Premises for the purposes of gathering financial information over the internet and through other sources, and the summarization analysis and distribution and sale of same as permitted herein, shall not be deemed a Prohibited Use; or

(l) any manner which, (i) violates the then current certificate of occupancy for the Building (so long as such certificate of occupancy permits the use of the Premises for office purposes), (ii) causes injury or damage to the Building or to any Building equipment, (iii) impairs the character or appearance of the Building as a first-class office building, (iv) impairs the proper and economic maintenance, operation and repair of the Unit, the Base Systems, the Common Elements, the Building common areas, the Building and/or its equipment, facilities or systems, (v) unreasonably annoys or inconveniences other tenants or occupants of the Unit and/or the Building, (vi) constitutes a nuisance,

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public or private, (vii) makes unobtainable at standard rates from a reputable insurance company authorized to do business in New York State fire insurance with extended coverage or liability, elevator, boiler, umbrella or other insurance customarily carried by landlords leasing space in Comparable Buildings (unless Tenant agrees to pay such increased rates), (viii) emits objectionable noise, fumes, vibrations, heat, chilled air, vapors or odors into or from the Unit, the Building, the Base Systems, the Common Elements, the Building common areas and/or any other Building equipment, any flues or vents located at the Building or otherwise, (ix) results in floor loads in excess of what is permitted under the then current certificate of occupancy for the Building, (x) interferes with any of the Building services (except if such interference is temporary, is coordinated with Landlord and does not adversely affect (by more than a de minimis extent) any other tenant or occupant of the Unit and/or the Building) including the furnishing of electrical energy, or the proper and economical cleaning, HVAC or other services servicing the Unit and/or the Building (other than the Demised Premises), (xi) violates any Legal Requirements and/or Insurance Requirements, or any of the provisions of the Condominium Documents, the Unit Ground Lease, the Ground Lease, or DUO, (xii) introduces amounts of public traffic in the Building materially in excess of that which is customary for Comparable Buildings or (xiii) violates the Design Guidelines.

Landlord represents that the use of the Demised Premises as administrative, general or executive offices does not violate this Section 5.02.

5.03 If any governmental license, or permit (other than a certificate of Occupancy for office use of the Demised Premises, which shall be the obligation of Landlord to keep in effect, subject to the terms hereof, after Tenant has obtained Tenant’s TCO), including any required modifications or amendments to the certificate of occupancy for the Building, and any public assembly permit required for any use permitted hereby shall be required for the proper and lawful occupancy of the Demised Premises, then Tenant, at Tenant’s sole cost and expense, shall procure and thereafter maintain such license or permit and submit the same to Landlord for inspection upon Landlord’s request. Tenant shall comply with the terms and conditions of each such license and/or permit. Provided Tenant is not then in default hereunder beyond the expiration of any applicable notice and/or cure period, Landlord shall cooperate (at Tenant’s sole cost and expense) with Tenant’s efforts to obtain any such permits, certificates and licenses, including executing and delivering to Tenant within five (5) Business Days after delivery to Landlord any documents or instruments reasonably required by Tenant in connection therewith, provided that all forms, plans, instruments and other documentation requiring Landlord’s signature or sign off shall be completed by Tenant prior to delivery to Landlord and, provided, further, that Tenant shall provide Landlord with all reasonably requested information regarding such permits, licenses, forms, plans, instruments and other such documentation and that Landlord incurs no additional obligations or liability as a result of the signing of such certificates or applications. Any reasonable, out-of-pocket costs and expenses actually incurred by Landlord in connection with the foregoing cooperation shall be deemed Additional Rent and Tenant shall promptly reimburse Landlord for the same within thirty (30) days after demand therefor by Landlord. The foregoing provisions are not intended to be deemed Landlord’s consent to any alterations or to a use of the Premises not otherwise permitted hereunder nor to require Landlord to effect such modifications or amendments of any certificate of occupancy.

5.04 In no event shall any Ancillary Uses (whether by Tenant or any third party) be used by, or available for use by, the general public (it being agreed that Tenant’s clients and other business invitees shall not be considered “general public” for the purposes of this Section 5.04). Nothing contained herein shall be deemed to constitute Landlord’s consent to Tenant’s leasing to any third party or otherwise allowing any third party to occupy offices or suites located within the Demised Premises except in accordance with the provisions of Article 8 of this Lease.

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5.05 All business machines and mechanical, electrical and other equipment (including printing and reproduction equipment and any fitness equipment or facilities) used and installed by or on behalf of Tenant or any Person claiming by or through Tenant, whether in the Demised Premises or any other portion of the Building, which cause vibration or noise that may be transmitted to the Building structure or the Building common areas, the Common Elements or to any leased or leasable space, shall be designed, subject to Landlord’s reasonable approval of such design, to comply with the Noise Criteria 35 of the ASHRAE Guide and Data Book. Such machine, equipment and facilities shall be operated and maintained in accordance with such approved design by Tenant at Tenant’s sole cost and expense. Without Landlord’s prior consent, Tenant shall not install loud speakers or other sound systems in, or about the Demised Premises, or operate any musical instruments, that (in the case of any of the foregoing) are audible outside the Demised Premises.

ARTICLE 6

SERVICES AND EQUIPMENT

6.01 A. From and after the Occupancy Date, Landlord shall furnish or cause to be furnished the following services to the Demised Premises (collectively, “Landlord Services”):

(i) Subject to the terms and limitations contained herein, each of the passenger elevator cabs in the Mid-Rise Elevator Bank and serving the Demised Premises shall be in service and subject to call twenty-four (24) hours per day seven (7) days per week substantially in accordance with the specifications set forth on Exhibit 6.01A(i) annexed hereto and made a part hereof (the “Elevator Specifications”). Notwithstanding the foregoing, prior to Substantial Completion of the Base Building Work, Landlord shall be entitled to provide Tenant with less than all of the passenger elevators serving the Mid-Rise Floors (but in no event shall less than three (3) passenger elevators service the Premises at any time) in connection with the use thereof by Tenant and other occupants and tenants in fitting out their premises in the Unit. Notwithstanding the foregoing, Landlord may remove passenger elevator(s) serving the Demised Premises from service for purposes of maintenance, emergency repairs and any reason beyond Landlord’s reasonable control, but Landlord agrees to use commercially reasonable efforts, subject to the provisions of Section I 0.04 hereof, to not remove more than two (2) such passenger elevators during Business Hours on Business Days.

(ii) HVAC to the Demised Premises during Business Hours on Business Days and on Saturdays from 9:00 A.M. to 1:00 P.M. (excluding Holidays) substantially in accordance with the specifications and design criteria set forth on Exhibit 6.01A(ii) annexed hereto and made a part hereof (the “Base HVAC Specifications”). Tenant shall keep entirely unobstructed all of the vents, intakes, outlets and grilles, at all times and shall comply with and observe all reasonable regulations and requirements prescribed by Landlord for the proper functioning of the Base HVAC System. Tenant acknowledges that some or all of the windows in the Demised Premises are or may be hermetically sealed and will not open.

(iii) Building standard cleaning services to the Demised Premises on Business Days in accordance with the cleaning specifications annexed hereto as Exhibit 6.01A(iii) and made a part hereof (the “Cleaning Specifications”). Notwithstanding the foregoing, Landlord shall not be required, as part of the Building standard cleaning services, to clean: the interiors of any exterior windows in the Demised Premises, any secure area; any storage space; any portions of the Premises used for preparation, serving or consumption of food or beverages (other than not more than two (2) pantries per floor; it being agreed that any

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CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

cleaning of pantries shall be limited to a general wipe-down of countertops and sinks, mopping of floors and emptying of reasonable amounts of wet garbage, but in no event shall any cleaning of the pantries by Landlord include cleaning or washing of dishes, emptying or loading of dishes in to a dishwasher and/or cleaning, washing or defrosting (if applicable) of Dwyer units, refrigerators or freezers); data processing or reproducing operations (other than the removal of ordinary office refuse therefrom); medical rooms; fitness centers; private lavatories or toilets or other special purpose areas requiring greater or more difficult cleaning work than office areas. Tenant shall retain Landlord’s cleaning contractor to perform additional cleaning in excess of the Cleaning Specifications at Tenant’s sole cost and expense, provided that the cost thereof shall be limited to the additional out-of-pocket cost reasonably incurred by Landlord with respect thereto. Notwithstanding the foregoing, Tenant may use its own employees to provide minor cleaning services to pantries and conference rooms within the Demised Premises. Landlord’s cleaning contractor shall have access to the Demised Premises after 5:00 p.m. and before 7:00 a.m. Landlord’s cleaning contractor shall have the right to use, without charge therefor, all reasonable quantities of electric lighting, electric power and hot and cold water in the Demised Premises required to clean the Demised Premises. In addition, upon Tenant’s request, given not less than thirty (30) days’ prior to the effective date thereof and Tenant’s approval thereof in writing, Landlord agrees to have Landlord’s cleaning contractor perform Building standard cleaning services as provided herein after 7:00 p.m. on Business Days, provided that Tenant pays the additional out-of-pocket costs reasonably incurred by Landlord with respect thereto.

(iv) Reasonable quantities of water to the Demised Premises for ordinary lavatory (including private toilets but not showers), drinking, pantry (including dishwashers) and normal office cleaning purposes consistent with and comparable to other Comparable Buildings located within the Times Square area. Tenant shall be responsible for creating its own hot water wherever required; provided, however, that Landlord shall install and maintain hot water heaters for the core toilet rooms and janitors closets only substantially in accordance with the Base Building Criteria. If Tenant requires, uses or consumes water for any other purposes in any part of the Demised Premises, Tenant agrees that Landlord may install a meter or meters to measure Tenant’s water consumption for such other purposes, and Tenant further agrees to reimburse Landlord for the reasonable out-of-pocket cost of the meter or meters and the installation thereof, and to pay for the reasonable out-of-pocket cost of maintenance of said meter equipment during the Term. Tenant shall reimburse Landlord for the actual cost incurred by Landlord for all water consumed for such other purposes as measured by said meter or meters or as otherwise measured, including sewer rents based on Landlord’s actual out-of-pocket cost therefor (without administrative markup or other premium) within thirty (30) days of Landlord’s demand therefor.

(v) Access control to the Building, utilizing personnel, equipment, systems and procedures, consistent with and comparable to other Comparable Buildings located within the Times Square area with similar tenancies and operations, including the posting of a concierge or lobby attendant twenty four (24) hours a day, seven (7) days a week and the screening of all employees, guests and visitors before being admitted access to the lobby elevator banks, including the procedures set forth on Exhibit 6.01A(v) annexed hereto and made a part hereof, but subject to the provisions thereof.

(vi) Subject to terms and limitations contained herein, from and after the Commencement Date, two (2) freight elevators for the Unit, on a “first-come, first-served” basis during Business Hours on Business Days and on a reservation, “first-come, first-served” basis during non-Business Hours and non-Business Days, subject to the reasonable requirements of

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Landlord and other tenants and occupants of the Building and the Unit. Tenant shall be responsible for any damage to the freight elevators in connection with Tenant’s use thereof. Subject to the provisions of this Section 6.01A(vi), at Landlord’s option, the freight elevators shall be operated by automatic control or by manual control, or by a combination of both of such methods. Tenant shall reimburse Landlord for Landlord’s actual incremental out-of-pocket costs (including, to the extent applicable, jurisdictional labor claims) incurred for freight elevator service made available at times other than during Business Hours; provided, however, with respect to Tenant’s initial move-in to the Demised Premises and the FF&E Work, up to thirty (30) hours of such freight elevator usage outside of Business Hours shall be provided to Tenant at no charge to Tenant.

(vii) Electricity for the Demised Premises as provided in Article 7 hereof.

(viii) Access to the loading dock of the Building on a “first-come, first-served” basis during Business Hours on Business Days and on a reservation, “first-come, first-served” basis during non-Business Hours and non-Business Days, subject to the reasonable requirements of Landlord and other tenants and occupants of the Building and the Unit. To the extent that, in connection with Tenant’s access to the loading dock, any Building personnel are required to be in the loading dock during any times other than Business Hours, Tenant shall pay as Additional Rent, any actual out-of-pocket costs reasonably incurred by Landlord in connection therewith. Landlord shall not charge any fee for making the loading dock available during non-Business Hours, however, Tenant shall be responsible for providing and paying for the cost of any security with respect to Tenant’s use of any loading dock and Landlord shall not have liability to Tenant on account thereof or as result of any failure to provide such security.

(ix) Emergency power through an emergency generator for the Unit (the “Unit Generator”) (A) sufficient to make operational all Base Systems serving the Unit which are required by applicable Legal Requirements to be operational, including at least one (I) elevator in each of the elevator banks serving the Demised Premises, (B) sufficient for emergency lighting in core corridors, stairways and stairway exit signs, and (C) in the electric closet on each floor of the Demised Premises, of Y. watt per useable square foot sufficient for emergency lighting in the Demised Premises.

(x) Water pressure and reserve capacity to the fire sprinkler system serving the Demised Premises at the levels required pursuant to the Building Code for the City of New York.

(xi) A fully capable addressable Class “E” fire alarm system within the Demised Premises, which is connected to the Building fire alarm system, together with pull-stations, alarms, speakers, communications, warden stations, and detectors in the lobbies and other core areas on each floor of the Unit and strobes as shown in the Base Building Criteria, together with supervised hardware control output points as specified in the Base Building Criteria and strobe control panels to the extent required for Tenant’s connections to the Class E system in addition to those installed for the Building use. Additional input and output points can be accommodated at Tenant’s sole cost and expense.

(xii) From and after Substantial Completion of the Base Building Work, Landlord will cause the exterior of the windows of the Unit to be cleaned consistent with Comparable Buildings in the Times Square area but in no event less than two (2) times per calendar year after such date and, subject to weather conditions permitting the same, Landlord will endeavor to perform such cleaning a minimum of three (3) times per calendar year.

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CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

(xiii) Conduct the Operation of the Property as a “first class” office building in the Times Square Area.

B. Except as otherwise expressly set forth in this Lease, Landlord will not be required to furnish any other services to Tenant or the Demised Premises. Tenant acknowledges and agrees that notwithstanding anything contained in the Base Building Criteria to the contrary, the following items indicated therein are not included in the demise hereunder nor, except as otherwise expressly provided in this Lease, are such items or systems available for Tenant’s use or installation: (i) unless Tenant exercises the Antenna Option as provided in Article 36 hereof (and, in such event, only as provided in Article 36 hereof), space for antenna mounting and cable trays at the roof level or any space for satellite and/or microwave equipment rooms, (ii) unless Tenant exercises its right to utilize Tenant’s Emergency Reserved Power as provided in Article 41 hereof (and, in such event, only as provided in Article 41 hereof), use of the Emergency Generators, any other stand-by generators (except the Unit Generator as provided in Section 6.0 IA(ix) hereof) or any fuel tanks appurtenant thereto, (iii) kitchen exhaust or any shaft space or fans or other ventilation relating thereto, (iv) space in or on the Building for a future cooling tower, HVAC equipment or future backup generator(s), (v) gas risers serving the Building, (vi) except as may otherwise be expressly provided in Section 6.05 hereof, any chilled water for any Supplemental HVAC System, and/or (vii) except as provided in 6.03A hereof, use or access any conduits or sleeves in the Building.

C. Notwithstanding anything to the contrary contained in this Lease, if more than one occupant of the Building, including Tenant, is chargeable by Landlord for the same costs and expenses relating to the same services or work requested by or provided to Tenant and such other occupant(s) of the Building for which Tenant is chargeable (whether performed on an overtime basis or otherwise), then Tenant shall only be charged for a proportionate share of such costs and expenses, which apportionment shall be based on the amount of services or work requested by such parties.

6.02 Landlord reserves the right to temporarily interrupt, curtail or suspend the \ services required to be furnished by Landlord under this Lease when the necessity therefor arises by reason of required maintenance, accident, labor dispute, riot, insurrection, emergency, mechanical breakdown, acts of God or other Force Majeure event, or when required by any Legal Requirements and/or Insurance Requirements, or for any other cause beyond the reasonable control of Landlord and, except as provided in Section 6.07 A hereof, the same shall be without liability to Landlord nor shall the same constitute an actual or constructive eviction. Landlord shall provide Tenant with such advance notice, if any, as is reasonable under the circumstances of any stoppage, curtailment or interruption of service, and such notice shall set forth, on a non-binding basis, Landlord’s good faith estimate of the duration of such stoppage. Subject to the provisions of Section 10.04 hereof, Landlord shall use commercially reasonable efforts to complete all required repairs or other necessary work to provide restoration of any service provided by Landlord as reasonably promptly as possible and in a manner so as to minimize interference with Tenant’s ordinary use and enjoyment of the Demised Premises, and, where the cessation or interruption of such service has occurred due to circumstances or conditions beyond the boundaries of the Land, to cause the same to be restored by diligent application or request to the provider. To the extent reasonably possible, Landlord shall, subject to the provisions of Section 10.04 hereof, confine all such stoppages within Landlord’s reasonable control to times that are not Business Hours. Except as provided in Section 6.07 A hereof, Landlord shall not have liability to Tenant therefor and no diminution or abatement of rent or other compensation shall or will be claimed by Tenant as a result thereof, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, curtailment or suspension.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

6.03 A. Landlord agrees that one (1) four inch conduit running in an enclosed vertical shaft from a telecom service entry room located in the cellar of the Building to a base Building telecom riser located on the 29th floor of the Building has been allocated to Tenant’s non-exclusive use during the Term (which shaft will be in one of the locations which are shown on Exhibit 6.03A annexed hereto and made a part hereof, as reasonably designated by Landlord). In addition, Landlord agrees to provide Tenant with a non-exclusive pathway (in a location to be reasonably designated by Landlord) through four inch sleeves connecting a telecom riser closet located on the 29th floor of the Building in which the aforementioned conduit terminates to a telecom riser closet on the 35th floor of the Building; it being agreed, subject to the terms hereof, Tenant may install dedicated conduit in such pathway and that Tenant shall have the right to use up to but not more than 50% of the space in the aforementioned conduit and sleeve. To the extent any conduit permitted to be utilized by Tenant shall be run horizontally, the same shall be run in locations reasonably designated by Landlord. Any conduit or sleeve allocated to or permitted to be installed by Tenant in accordance with the provisions of this Section 6.03A is referred to herein as “Tenant’s Conduit.”

B. Tenant shall be responsible, at Tenant’s sole cost and expense, for arranging for all telecommunication and data transmission services to the Demised Premises with the approved service providers for the Building. Landlord shall permit the cable television company serving the area in which the Building is located to provide (at Tenant’s sole cost and expense) cable television service to the Demised Premises using Tenant’s Conduit only. At no additional cost to Tenant, Landlord shall permit Tenant to access (or its outside service provider to access) Tenant’s Conduit as reasonably required in connection with outside communication services required by Tenant and reasonably approved by Landlord (it being agreed that Verizon, AT&T, Global Crossing and Sprint are hereby approved by Landlord), but Tenant shall be permitted to utilize any outside communication services (provided the service provider is not a Prohibited Entity) selected by Tenant. Ail Tenant’s communication equipment, switches, etc. (as opposed to the suppliers’ equipment, switches, etc.) shall be located in the Demised Premises.

C. Tenant shall have the right, at Tenant’s sole cost and expense, to install a security system in the Demised Premises which is compatible with the Building security system so as to enable Tenant to utilize a single security/access card but Landlord shall not have liability to Tenant in connection with any such system.

6.04 If Tenant shall require Base HVAC System service at any time other than during Business Hours on Business Days or other than on Saturdays from 9:00 A.M. to 1:00 P.M. (herein, “After-hours Service”), then Tenant shall give Landlord notice of such requirement by 3:00 p.m. on the day such After-hours Service is required and, by 3:00 p.m. of the last preceding Business Day if such requirement shall be with respect to a day other than a Business Day, and Landlord shall furnish such After-hours Service at such times. Tenant agrees to pay Landlord’s then actual cost of labor and utilities (as measured by one or more B.T.U. meter(s) or other similar means of measurement) to furnish such After-hours Service on a cost per ton per hour basis, as Additional Rent within thirty (30) days of demand; provided, however, that if any other tenants or occupants shall also require Afterhours Service during such non-Business Hours, then Landlord’s actual labor costs in connection therewith, to the extent attributable to multiple users, shall be equitably apportioned between Tenant and such other tenants and occupants.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

6.05 Landlord agrees that Tenant may install, at Tenant’s sole cost and expense in accordance with, and subject to, the applicable provisions of this Lease (including Article 13 hereof) an additional heating, ventilating and air-conditioning system (hereinafter referred to as the “Supplemental HVAC System”) or, have the same included in the Fit-out Work, in which event the same shall be included in the Construction Plans and the cost thereof shall be included in the Costs of Fit-out Work. The costs of installation (including connection to any chilled water source), maintenance and operation of the Supplemental HVAC System shall be borne by Tenant, and Tenant shall be responsible for the design and installation of its own chilled water pumps, capable of delivering the required flow to Tenant’s equipment, which design, if the Supplemental HVAC System is part of the Fit-out Work, shall be set forth and reflected in the Construction Plans. All facilities, equipment, machinery and ducts installed by Tenant in connection with the Supplemental HVAC System shall be subject to Landlord’s prior approval, which approval shall be granted or withheld in accordance with the provisions of Article 13 hereof. Landlord shall not have liability to Tenant or responsibility whatsoever for any interruption in service of the Supplemental HVAC System (if any) for any cause whatsoever, nor shall the same constitute an actual or constructive eviction, subject to the provisions of Section 6.07 hereof and Section I 0.04 hereof. Tenant agrees to cooperate fully with Landlord and to abide by all reasonable regulations and requirements which Landlord may prescribe for the proper connection, functioning and protection of the Supplemental HVAC System. In connection with any Supplemental HVAC System intended to be installed by Tenant as provided herein, Landlord agrees to reserve up to fifteen (15) tons of chilled water capacity for Tenant’s use in the Demised Premises (the “Reserved Chilled Water Capacity”) until one hundred eighty (180) days after the Commencement Date (the “Outside Reserve Date”). If Tenant requires chilled water capacity in excess of the Reserved Chilled Water Capacity for any Supplemental HVAC System after the Outside Reserve Date and the same is then available in Landlord’s reasonable judgment, taking into account the reasonable future needs of existing and future occupants of space in the Building (whether or not such space is then vacant) as well as Landlord’s existing and future reasonable needs in the Operation of the Property, Landlord agrees, upon request of Tenant (and provided Tenant is not then in monetary default or material non-monetary default, under this Lease, in each instance, beyond the expiration of any applicable notice and/or cure period), Landlord will make such tonnage of additional chilled water as may be reasonably necessary for such Supplemental HVAC System. Notwithstanding the previous two (2) sentences, if Tenant fails to use such Reserved Chilled Water Capacity (or any part thereof) by the Outside Reserve Date or any additional chilled water (or any part thereof) within one hundred eighty (180) days after Landlord has made the same available to Tenant as aforesaid, Tenant shall have no further right to use any portion of the Reserved Chilled Water Capacity or such additional chilled water not so used by Tenant (unless Tenant again complies with the procedures in the previous sentence). Tenant’s use of any chilled water for any Supplemental HVAC System shall be measured by B.T.U. Meters specified by Landlord and procured and installed by Tenant at Tenant’s sole cost and expense (or, if the part of the Fit-out Work, the cost thereof shall be included in the Costs of Fit-out Work) and maintained by Landlord, at Tenant’s sole cost and expense, at a location and having a tap approved by Landlord, which approval shall not be unreasonably withheld. There shall be no tap-in connectivity fee in connection with Tenant’s use of the chilled water referred to in this Section 6.05. Any chilled water utilized by Tenant pursuant to this Section 6.05 shall, subject to the provisions of Section 6.02 hereof, be available twenty four (24) hours per day, seven (7) days per week. Tenant shall pay for the chilled water as shown on such meters based on Landlord’s actual cost of providing the chilled water, inclusive of Tenant’s share of Landlord’s actual labor costs in connection therewith if such chilled water is consumed after-hours. If, after the date of this Lease, the actual cost to Landlord of furnishing chilled water for such Supplemental HVAC System shall be increased, then the aforesaid cost to Tenant shall be increased to fairly reflect the amount of the actual increases in cost incurred by Landlord.

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6.06 Tenant acknowledges that the fire stairs serving the Demised Premises are only for use during an emergency.

6.07 A. In case (i) any portion of the Demised Premises (an “Affected Portion”) is rendered Untenantable by reason of a default by Landlord in the performance of its obligations to deliver Landlord Services as required hereunder or the performance of any repairs or replacements required to be made by Landlord under this Lease or any other reason except as (x) otherwise provided in this Lease or (y) a result of Tenant’s negligence or willful misconduct, and (ii) Tenant is compelled thereby to discontinue, and has so discontinued, the conduct of its business in the normal course thereof in the Affected Portion and vacated the Affected Portion for at least ten (1 0) consecutive Business Days after Tenant notifies Landlord, WITH EXPRESS REFERENCE TO THE ABATEMENT PROVIDED FOR IN THIS SECTION 6.07, of the condition giving rise to such Untenantability and discontinuation of the conduct of its business (in reasonable detail), then, but only then, in respect of any Affected Portion of the Premises as to which all of the foregoing conditions of this Section 6.07 A shall have been satisfied (such Affected Portion being the “Untenantable Space”), all Rent with respect to only the Untenantable Space shall be abated from and after tenth (10th) consecutive Business Day that the Untenantable Space became Untenantable and Tenant ceased conducting its business in the normal course thereof in the Untenantable Space and vacated the Untenantable Space until the earlier to occur of the date (1) Tenant once again commences operation of its business in the Untenantable Space (or any portion thereof, but only to the extent of the portion thereof) or (2) one (1) Business Day after notice from Landlord to Tenant that the Untenantable Space once again became Tenantable (provided such notice is factually correct), in each case in the same proportion that the Untenantable Space (or the portion thereof, but only to the extent of the portion thereof) bears to the entire Premises. For the purposes of this Lease, “Untenantable” shall mean that the Affected Portion is inaccessible or unusable for general office purposes as permitted under this Lease and “Tenantable” shall mean that the Affected Portion is accessible and usable for general office purposes. The entry by representatives of Tenant to the Affected Portion on a limited basis solely to retrieve files and documents or to maintain equipment in the Premises and not for the conduct of business shall not by itself be deemed to be the commencement of operation of Tenant’s business in the normal course thereof within the meaning of clause (1) above. Notwithstanding the foregoing, there shall be no such abatement to the extent that the Affected Portion is Untenantable and such Untenantability (A) is due to any failure of the utility company, municipality or other service provider to supply electricity, gas or water to the Building unless such failure arises because of Landlord’s gross negligence or intentional wrongful acts, (B) is due to or results from any Legal Requirement, (C) such untenantability is covered by business interruption insurance (but only to the extent of such coverage [or the amount of coverage that Tenant would have in the event Tenant failed to comply with its obligations in respect thereof]; it being agreed that Tenant shall be required to carry business interruption insurance as part of the insurance required to be carried by Tenant hereunder in such amount as Tenant determines in good faith to be necessary to reimburse Tenant for direct or indirect loss of earnings and/or extra expense attributable to perils insured against or attributable to prevention of access to Premises or Building or interruption of services, which amount shall in no event be less than one (1) year’s Fixed Rent payable hereunder), or (D) as a result of a default by Tenant or any Person claiming by or through Tenant under this Lease.

B. Notwithstanding anything to the contrary contained herein, the occurrence of a condition that renders the Premises Untenantable shall not, subject to the terms hereof, relieve Landlord of any obligation of Landlord hereunder to repair the Premises or the Building (or any portion thereof).

C. In no event shall this Section 6.07 be applicable to a casualty or condemnation, which shall be governed by Articles 17 and 18 hereof.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

6.08 In connection with any After-hours Service or any other overtime or premium pay service requested by Tenant under this Lease that Landlord agrees to perform (it being agreed that Landlord shall have no obligation to so agree if Tenant is then in monetary default or material nonmonetary default under this Lease, in each instance, beyond the expiration of any applicable notice and/or cure period), Tenant acknowledges that (a) Landlord’s employees may be able to perform such work or repairs at no additional cost to Landlord during Business Hours on Business Days and (b) the cost of any overtime or premium pay service costs shall include any additional out-of-pocket costs incurred by Landlord on account of the terms of any applicable union employees contract, including any required minimum shift time pursuant to the applicable union contract (by way of example only, if Tenant requests that a particular item of work or repair be performed by Landlord on an overtime basis, such work or repair shall require two (2) hours of labor, and such applicable union employees contract requires a minimum overtime shift of four (4) hours, Tenant shall be required to pay for the cost of such employee(s) for the entire four (4) hours, despite the fact that such work or repair shall only require two (2) hours of labor).

6.09 Subject to reasonable Building security procedures and access control, Force Majeure, the applicable Rules and Regulations and the other provisions of this Lease, Tenant shall be permitted to have access to the Demised Premises twenty four (24) hours a day, seven (7) days a week (unless prohibited by applicable Legal Requirements and/or Insurance Requirements).

ARTICLE 7

ELECTRIC

7.01 Subject to the other provisions of this Article 7 and Section 13.14 hereof, Landlord shall furnish to the Demised Premises through the transmission facilities to be installed by Landlord in the Unit substantially in accordance with the Base Building Criteria, alternating electric current (the “Electrical Capacity”) in an amount equal to seven (7) watts actual demand load per gross square foot (based on the floor in which the Demised Premises is located containing 26,000 gross square feet), exclusive of electric required to operate the Base Systems (including the Base HVAC System) located in the Demised Premises. Such service shall be provided to the electric closet(s) servicing the Demised Premises. The electric current for the Demised Premises shall be measured by one or more meters with coincident demand and shall be aggregated and billed as if there was only one (1) meter, which meters shall be (A) installed by Landlord, at Landlord’s sole cost and expense, at such location or locations as Landlord shall reasonably select and (B) maintained by Landlord. Tenant shall pay to Landlord within thirty (30) days after delivery to Tenant of an invoice therefor on account of Tenant’s electrical consumption in the Demised Premises (which amount shall be computed by applying Tenant’s kw and kwh (on and off-peak, if applicable) to the Electric Rates paid by Landlord, (without any premium or administrative markup), plus, to the extent not included in Operating Expenses, any reasonable third party fees associated with the reading of meters and production of bills (the “Electricity Additional Rent”). Landlord and its agents shall, upon prior reasonable notice (except in the event of an emergency in which event no prior notice shall be required), be permitted access to the electric closets and the meters during normal Business Hours to maintain and repair the same and make necessary readings thereof.

7.02 Tenant’s use of electrical energy shall never exceed the electrical capacity of the then existing feeders to the Building or the then existing risers or wiring installation serving the Demised Premises. Tenant understands that if the demand load exceeds the Electrical Capacity in the Demised Premises that the Base HVAC System will not be able to perform within the Base HVAC Specifications. If Tenant requires additional electrical capacity in excess of the Electrical Capacity,

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CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

subject to the terms hereinafter set forth, then Landlord, subject to the limitations contained herein, shall provide the same to Tenant to the extent (a) it exists within the capacities of the Building’s buss duct system, (b) is not committed to any Building System requirement or tenant under an existing lease obligation or reasonably desired to be reserved by Landlord (taking into account the future needs of p existing and future occupants of space in the Unit or the Building [whether or not such space is then vacant] or Landlord’s existing and future reasonable needs in connection with the Operation of the Property), and/or (c) in Landlord’s reasonable judgment, the same are necessary and will not cause or create a hazardous condition, unreasonably excessive or unreasonable alterations, repairs or expense or interfere (by more than a de minimis extent) with or disturb other tenants or occupants in the Unit or the Building or cause damage or injury to the Unit, the Common Elements or the Building. Tenant shall not make or perform or permit any changes in or alterations to wiring installations or other electrical facilities in or serving the Demised Premises (as such installations or facilities shall be indicated by the final electrical plans shown on the Final Drawings for the Fit-out Work) except with Landlords’ consent in accordance with Article 13 hereof. Should Landlord grant such consent as aforesaid to the extent required under this Lease, all additional risers, or other modifications to base Building equipment required therefor shall be provided by Landlord and the reasonable out-of-pocket cost thereof shall be paid by Tenant as Additional Rent within thirty (30) days after being billed therefor. Landlord’s approval of any electrical alterations or changes shall not be deemed a representation that the same comply with applicable Legal Requirements and/or Insurance Requirements. Landlord, its agents and engineers and consultants may survey Tenant’s electrical consumption from time to time during Business Hours upon reasonable prior notice (except during an emergency, in which event no prior notice shall be required), at Landlord’s expense, to determine whether Tenant is complying with its obligations under this Article unless such survey shows that Tenant has exceeded its permitted Electrical Capacity hereunder, in which event Tenant shall be responsible for all reasonable out-of-pocket costs and expenses incurred by Landlord in connection therewith.

7.03 A. Except as provided in Section 6.07A hereof, Landlord shall not have liability to Tenant for any loss, damage or expense which Tenant may sustain or incur by reason of any change, failure, inadequacy or defect in the supply or character of any of the electrical energy furnished to the Demised Premises or if the quantity or character of the electrical energy is no longer available or suitable for Tenant’s requirements.

B. Landlord or any Condominium Board shall have the right upon reasonable prior notice (except that in the event of an emergency, in which event no prior notice shall be required) to “shut down” electrical energy to the Demised Premises when necessitated by the need for repairs, alterations, connections or reconnections, with respect to the electrical system serving the Building, the Unit and/or the Common Elements (singularly or collectively, “Electrical Work”), regardless of whether the need for such Electrical Work arises in respect of the Demised Premises, any other tenant space, or any space in the Building, the Unit, the Common Elements and/or the Building common areas. Landlord shall not have liability to Tenant for any loss, damage, or expense which Tenant may sustain due to such “shut down” or Electrical Work. To the extent reasonably possible, Landlord shall subject to the provisions of Section 10.04 hereof, confine all such stoppages within Landlord’s reasonable control to hours other than Business Hours. Except as provided in Section 6.07 A hereof, Landlord shall not have liability to Tenant for any loss, damage, or expense which Tenant may sustain due to such “shut down” or any Electrical Work.

7.04 The term “Electric Rates” shall be deemed to mean the actual rates at which Landlord purchases electrical energy from the public utility, alternative service provider, or any other Person supplying electrical service to the Building, including any discounts, surcharges or charges incurred, or utility taxes or sales taxes or other taxes payable by or imposed upon Landlord in

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connection therewith, or increase thereof by reason of fuel adjustment or any substitutions for such Electric Rates. Landlord and Tenant acknowledge that they understand that the electric rates, charges, taxes and other costs may be changed by virtue of peak demand, time of day rates, or other methods of billing, and that the foregoing reference to changes in methods or rules of billing is intended to include any such change.

7.05 Subject to clause (a) of this Section 7.05, Landlord reserves the right to terminate the furnishing of electrical energy at any time, upon at least thirty (30) days’ notice (provided that such longer notice as is reasonably feasible under the circumstances shall be given) to Tenant unless a shorter period of notice is required or necessitated by Legal Requirements but Landlord shall exercise such right only if required to do so by applicable Legal Requirements or the Condominium Documents. If Landlord shall so discontinue the furnishing of electrical energy, (a) Tenant shall arrange to obtain electrical energy directly from the public utility company or other service provider then furnishing electrical energy to the Building and, unless required by such Legal Requirements and/or Insurance Requirements, Landlord shall not terminate such service until Tenant shall have obtained such direct service, (b) Landlord shall permit the existing feeders, risers, wiring and other electrical facilities serving the Demised Premises to be used by Tenant for such purpose, (c) from and after the effective date of such discontinuance Landlord shall not be obligated to furnish electric energy to Tenant (but the foregoing shall not relieve Tenant from its obligation to pay any Electricity Additional Rent that is accrued and unpaid at the time of such discontinuance), (d) subject to the terms hereof, Landlord shall not have liability to Tenant on account of such discontinuance and (e) Tenant shall install and maintain at locations in the Building reasonably selected by Landlord any necessary electrical meter equipment, panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electrical energy directly from the public utility or other service provider supplying the same including all equipment necessary to supply such power to the existing electric closets serving the Demised Premises, pursuant to clause (b) above; it being agreed that the reasonable out-of-pocket cost of any such installation shall be shared equally between Landlord and Tenant.

7.06 In the event that any tax shall be imposed upon Landlord’s receipts from the sale, use or resale of electrical energy to Tenant, the pro rata share allocable to the electrical energy service received by Tenant shall be passed onto, included in the bill of, and paid by Tenant if and to the extent not prohibited by applicable Legal Requirements.

7.07 Tenant may, at Tenant’s option, furnish and install all replacement lighting, tubes, lamps, starters, bulbs and ballasts required in the Demised Premises, at Tenant’s sole cost and expense using Tenant’s employees (but not any outside contractor) provided such lighting complies with the Design Guidelines. Upon Tenant’s request, Landlord shall furnish and install all replacement lighting, tubes, lamps, starters, bulbs and ballasts required in the Demised Premises and Tenant shall pay to Landlord (or its designated contractor) Landlord’s reasonable, actual out-of-pocket charges therefor, provided such costs are commercially competitive, as Additional Rent within thirty (30) days after demand for such furnishing and installation in accordance with the Design Guidelines.

ARTICLE 8

ASSIGNMENT, SUBLETTING, MORTGAGING

8.01 A. (i) Except as otherwise expressly provided in this Article 8, Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise (a) assign or otherwise transfer this Lease or any interest or estate herein, (b) sublet the Demised Premises or any part thereof or allow the Demised Premises or any part thereof to be used or occupied by others, or (c) mortgage, pledge, encumber or otherwise hypothecate this Lease or the Demised Premises or any part thereof in any manner without, in each instance, obtaining the prior written consent of Landlord.

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(ii) For purposes of this Article 8, (a) a material modification, amendment or extension of a sublease requiring Landlord’s consent hereunder shall be deemed a sublease requiring approval of the relevant provisions thereof in accordance with the terms of this Article 8, and (b) any Person or legal representative of Tenant to whom Tenant’s interest under this Lease passes by operation of law or otherwise shall be bound by the provisions of this Article 8.

(iii) For purposes of this Article 8, (a) the issuance of interests in Tenant or any subtenant (whether stock, partnership interests, interests in a limited liability company or otherwise) to any Person or group of related Persons, whether in a single transaction or a series of related or unrelated transactions, in such quantities that after such issuance Control of Tenant, or any subtenant directly or indirectly, shall have changed, shall be deemed an assignment of this Lease or such sublease, as the case may be, and (b) a transfer of Control of Tenant or any subtenant (whether stock, partnership interests, interests in a limited liability company or otherwise) by the direct (as opposed to the indirect) owner(s) thereof, whether in a single transaction or through a series of related or unrelated transactions, shall be deemed an assignment of this Lease, or such sublease, as the case may be. Any assignment (or deemed assignment), sublease (or deemed sublease), license, concession, mortgage, pledge, encumbrance or transfer by Tenant in contravention of this Article 8 shall be void

B. Notwithstanding the provisions of Section 8.01A hereof, Tenant shall have the right, without the consent of Landlord or any requirement to pay the Additional Rent under Section 8.07 hereof and without being subject to Landlord’s Recapture Rights under Section 8.04 hereof (but otherwise subject to Tenant’s compliance with the terms of this Article 8), to assign this Lease to (i) an entity created by merger, reorganization or recapitalization of or with Tenant, (ii) a purchaser of all or substantially all of Tenant’s assets or stock (the assignee described in transactions referred to in clause (i) and (ii) above, is referred to herein as a “Successor”) or (iii) an Affiliate provided, in each such case, such merger, reorganization, recapitalization or sale or assignment to an Affiliate, as the case may be, shall be for a valid business purpose and not principally for the purpose of transferring the leasehold estate created by this Lease or the avoidance of any obligations under this Lease and, provided, further, such Successor or Affiliate, as the case may be, shall (A) use the Demised Premises in compliance with and assume the terms and provisions of, this Lease from and after the effective date of the assignment and (B) have a net worth (exclusive of good will and general intangibles) computed in accordance with GAAP and certified by an independent certified public accountant reasonably acceptable to Landlord, at least equal to or greater than Tenant’s net worth immediately prior to such merger or consolidation or such acquisition and assumption or assignment, as the case may be.

C. Notwithstanding the provisions of Section 8.01A hereof, Tenant shall have the right, without Landlord’s consent or any requirement to pay the Additional Rent under Section 8.07 hereof and without being subject to Landlord’s Recapture Rights under Section 8.04 hereof (but otherwise subject to Tenant’s compliance with the terms of this Article 8), to sublease all or part of the Demised Premises to an Affiliate of Tenant; provided such subletting shall be for a valid business purpose and not principally for the purpose of transferring this Lease or the avoidance of any obligations under this Lease. If any Affiliate entity shall cease to be an Affiliate of Tenant, then, effective as of the date such Person shall cease to au Affiliate, Tenant shall be deemed to have made an Offer to Landlord upon the terms and conditions of the sublease with such former Affiliate and Landlord shall have the rights with respect to such Offer as provided in Section 8.04 hereof. If Landlord does not exercise (or is deemed to have not exercised) its Recapture Right under Section 8.04 hereof with respect to such Offer,

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then such Person may continue to sublease or occupy any portion(s) of the Demised Premises it has theretofore subleased or occupied as an Affiliate of Tenant, as the case may be, provided and upon the condition that (i) the principal purpose of the transaction which results in such entity no longer being an Affiliate of Tenant shall not be the acquisition of such Affiliate’s interest in its sublease or other occupancy agreement, or the avoidance of any obligations under this Lease and (ii) the sublease or other occupancy agreement shall comply with the provisions of this Article 8 and, to the extent applicable, thereafter Tenant shall be obligated to pay the Additional Rent, if any, due under Section 8.07 hereof.

D. Any of the transactions described in Section 8.01B or Section 8.01C is referred to herein as an “Exempt Transaction.” Not later than ten (10) days prior to the effective date of an Exempt Transaction, Tenant shall give Landlord notice thereof; provided, however, that to the extent that Tenant is unable to provide Landlord with prior notice of such Exempt Transaction due to binding confidentiality agreements or securities regulations, then Tenant shall provide Landlord with notice of such transaction within ten (10) days after the effective date of such transaction.

8.02 If this Lease shall be assigned, whether or not in violation of the provisions of this Lease, Landlord may collect rent from the assignee. If the Demised Premises or any part thereof are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord may, after the occurrence of any default by Tenant under this Lease beyond the expiration of any applicable notice and/or cure period, collect the rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any provisions of this Article 8, or the acceptance of the assignee, subtenant or occupant as tenant. Nothing contained herein shall be construed to relieve the Original Tenant or any assignee or other successor in interest (whether immediate or remote) of the Original Tenant from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease. The consent by Landlord to a particular assignment, subletting or use or occupancy by others shall not in any way be considered as a consent by Landlord to any other or further assignment, or subletting or use or occupancy by others. Reference in this Lease to use or occupancy by others (other than Tenant) shall not be construed as limited to subtenants but shall also include licensees and others claiming under or through Tenant, immediately or remotely.

8.03 Any assignment or transfer shall not be effective until the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form reasonably satisfactory to Landlord, whereby the assignee shall assume the obligations and performance of this Lease and agree to be bound by and upon all of the terms and conditions hereof on the part of Tenant to be performed or observed from and after the effective date of such assignment and whereby the assignee shall agree that the provisions of this Article 8 hereof shall, notwithstanding such an assignment or transfer, continue to be binding upon it in the future. Notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of the Fixed Rent (or any other amounts required to be paid by Tenant pursuant to this Lease) by Landlord from an assignee or transferee or any other party, Tenant shall remain fully and primarily liable for the payment of the Fixed Rent and the Additional Rent due and to become due under this Lease and for the performance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed.

8.04 A. (i) Except in the case of an Exempt Transaction, if Tenant shall, at any time or times during the term of this Lease, desire to (a) assign this Lease (it being agreed that a sublease of all or substantially all of the Demised Premises for all or substantially all of the remainder of the Term shall be deemed to be an assignment of the Lease) or (b) sublet all or any portion of the

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Demised Premises, for all or substantially all of the remainder of the Term (a transaction under clause (a) or (b) being referred to herein as a “Recapture Transaction”), Tenant shall submit a written request therefor to Landlord, which request shall (1) contain the following caption on the first page thereof in bold and capitalized type THE WITHIN PROPOSED TRANSACTION IS SUBJECT TO LANDLORD’S RECAPTURE RIGHTS IN SECTION 8.04 OF THE LEASE AND THE DEEMED APPROVAL RIGHTS, IF APPLICABLE, SET FORTH IN SECTIONS 8.04 AND 8.05 OF THE LEASE and (2) be accompanied by a statement setting forth (A) all of the material economic and business terms and conditions of the proposed assignment or subletting that Tenant desires to enter into, including, as applicable, the consideration for the assignment, if any, the proposed term, all rental charges, and the proposed changes or alterations that Tenant is prepared to make to the Recapture Space, the proposed effective or commencement date thereof, which date shall be not less than thirty (30) nor more than one hundred eighty (180) days after the giving of such notice and (B) in the case of a subletting under clause (b), a description of the portion of the Demised Premises Tenant desires to sublet (the “Recapture Space”). Such request shall be deemed an offer (the “Offer”) from Tenant to Landlord whereby Landlord shall have the right (the “Recapture Right”), at its option, to (i) terminate this Lease if the Offer is for an assignment (or deemed assignment) as hereinafter provided or (ii) in the case of a proposed subletting under clause (b) above, to either (A) cancel this Lease with respect to the Recapture Space as provided in Section 8.04B hereof, or (B) require Tenant to execute and deliver a Recapture Sublease to Landlord (or its designee) for the Recapture Space on the applicable terms set forth in the Offer, subject to the further provisions of Section 8.04A(iii) hereof). The Recapture Right may be exercised by Landlord by notice to Tenant at any time within twenty (20) days after Landlord’s receipt from Tenant of the Offer and all of the items required to be accompanied therewith, and during such twenty (20) day period, Tenant shall not assign this Lease or sublet the Premises or any part thereof to any Person.

(ii) In the event that Landlord so elects to terminate this Lease, Tenant shall vacate and surrender the Demised Premises or the Recapture Space, as applicable, in accordance with the terms hereof as of the effective date of the proposed assignment or sublease set forth in the Offer (the “Termination Date”) and the term of this Lease (or the portion thereof covered by the Recapture Space) shall end on the Termination Date as if such date were the Expiration Date; it being agreed that if the entire lease is so terminated on the Termination Date as aforesaid, then, if at such time there is in effect a sublease(s) of a portion of the Demised Premises that was consented to by Landlord in accordance with the terms hereof, Landlord shall be required to assume Tenant’s obligations under such sublease(s) except that in no event shall Landlord be liable or responsible for the Recognition Carve outs. If this Lease is terminated as to the Recapture Space as aforesaid, (a) the Recapture Space shall no longer be a part of the Demised Premises for any purpose of this Lease, (b) the Fixed Rent, the Recurring Additional Rent and all other items of Rent attributable to the Recapture Space shall be apportioned as of the Termination Date, (c) the Fixed Rent shall be decreased by the amounts thereof attributable to the RSF of the Recapture Space, (d) Tenant’s Percentage shall be decreased by recalculating the same to exclude the number of RSF contained in the Recapture Space, (e) if the Recapture Space is less than an entire floor, Landlord shall make such alterations as may be reasonably required to physically separate such portion(s) of the Recapture Space (and the systems serving the same) from the balance of the Demised Premises, to comply (to the extent applicable) with Tenant’s obligation under Section 7.01 hereof as it relates to reallocation of electrical capacity, and to provide appropriate means of ingress and egress thereto and to the public portions of the balance of such partial floor (and Tenant shall pay for Landlord’s reasonable out-of-pocket costs incurred in connection therewith within thirty (30) days after receipt by Tenant of an invoice therefor) and (f) if the Recapture Space is a full floor, Landlord, at Tenant’s sole cost and expense, shall remove any internal staircases (x) within the Recapture Space, (if any) and/or (y) connecting the Recapture Space to any other portion(s) of the Demised Premises and slab over the opening(s) therefor (and Tenant shall pay for Landlord’s reasonable out-of-pocket costs incurred in connection therewith within thirty (30) days after receipt by Tenant of an invoice therefor).

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(iii) If Landlord exercises its option to sublet the Recapture Space as aforesaid, such sublease to Landlord or its designee (which designee must be an Affiliate of Landlord) as subtenant (a “Recapture Sublease”) shall:

(A) be at a rental equal to the lesser of (1) the Rent Per Square Foot from time to time payable under this Lease during the term of such Recapture Sublease multiplied by the number of RSF of the Recapture Space and (2) the sublease rent set forth in the terms of the Offer and otherwise be upon the same terms and conditions as those contained in this Lease (as modified by the terms of the Offer, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this subsection 8.04A(iii)); it being agreed that, any rental payable under any Recapture Sublease shall, at Landlord’s option, either be payable at the times set forth in the Recapture Sublease or shall be a credit against the Rents payable by Tenant hereunder. For the purposes hereof, “Rent Per Square Foot” shall mean the sum of the Fixed Rent and Recurring Additional Rent then payable hereunder divided by the total RSF of the Demised Premises;

(B) give the subtenant under the Recapture Sublease, the unqualified and unrestricted right, without Tenant’s consent, to assign such Recapture Sublease to an Affiliate of Landlord or a successor landlord under this Lease or its Affiliate and to further sublet the Recapture Space or any part thereof and to make any and all changes, alterations, and improvements in the Recapture Space without Tenant’s consent (provided that Tenant shall have no obligation to remove or restore any such changes, alterations or improvements);

(C) provide in substance that any such changes, alterations, and improvements made in the Recapture Space may be removed, in whole or in part, prior to or upon the expiration or other termination of the Recapture Sublease, provided that any damage and injury caused to any other portion of the Demised Premises by Landlord or its designee thereby shall be repaired and provided, further that such improvements (that are not personal property or trade fixtures) shall not be removed if Tenant if gives notice to such effect not later than sixty (60) days prior to such expiration or other termination of the Recapture Sublease; ·

(D) provide that (I) the parties to such Recapture Sublease expressly negate any intention that any estate created under such Recapture Sublease be merged with any other estate held by either of said parties and (2) Landlord, at Tenant’s sole cost and expense equal to Landlord’s reasonable actual out-of-pocket cost shall make such alterations as may be required or reasonably deemed necessary to physically separate the Recapture Space from the balance of the Demised Premises (including removal of any internal staircase(s) (x) within the floors of the Recapture Space (if any) and/or (y) connecting the Recapture Space to any other portion(s) of the Building and to slab over the opening(s) therefor) and to provide appropriate means of ingress to and egress thereto and to the public portions of the balance of the floor such as toilets, janitor’s closets, telephone and electrical closets, fire stairs, and elevator lobbies;

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(E) provide that the subtenant or occupant may use and occupy the Recapture Space for any lawful office purpose and the Ancillary Uses permitted hereunder; and

(F) provide that the subtenant under the Recapture Sublease shall not be subject to the provisions of Sections 8.01, 8.04, 8.05, and 8.07 hereof.

(iv) Notwithstanding anything to the contrary contained herein: (A) during the term of any Recapture Sublease, Tenant shall be relieved of all of Tenant’s obligations under this Lease solely as they relate to the Recapture Space, other than Tenant’s obligation to pay Fixed Rent, Recurring Additional Rent and Electricity Rent (other than the portion thereof separately billed in respect of the Recapture Space, if any); (B) during the term of any Recapture Sublease, if and to the extent that Landlord or its permitted designee (i.e., the designee is an Affiliate of Landlord), as subtenant, fails to pay to Tenant any amount that the subtenant is required to pay to Tenant pursuant to the terms of the Recapture Sublease, then (provided Landlord has not already provided Tenant with a credit on account thereof) Tenant shall have the right to credit such amount against Tenant’s rental obligations under this Lease; (C) if the Recapture Sublease is rejected in bankruptcy by Landlord or its designee, Tenant shall be released from any and all liability in respect of such Recapture Space and such Recapture Space shall no longer be a part of the Demised Premises; and (D) notwithstanding the terms of the Offer for the proposed sublease to which the Recapture Sublease relates, the expiration date of the Recapture Sublease shall be co-terminus with the Expiration Date.

(v) If Landlord is unable to give Tenant possession of the Recapture Space at the expiration of the term of the Recapture Sublease by reason of the holding over or retention of possession of any tenant or other occupant of the Recapture Space claiming through Landlord (other than Tenant or any Tenant Party), then, provided Tenant otherwise has surrendered the balance of the Premises to Landlord as required hereunder, Tenant shall be deemed to have delivered possession of the entire Premises to Landlord upon the Expiration Date and any such holdover or retention of possession of solely the Recapture Space shall not be deemed a holdover by Tenant under this Lease.

(vi) The failure by Landlord to exercise its option under Section 8.04A with respect to any subletting shall not be deemed a waiver of such option with respect to any extension of such subletting or any subsequent subletting of the Demised Premises affected thereby.

(vii) For the purposes of this Article 8, (a) “substantially all of the remainder of the term” shall mean that the term of the proposed subletting shall expire within the final twelve (12) months of the then Term (unless Tenant has validly exercised its right to renew the Initial Term) and (b) “substantially all of the Demised Premises” shall mean at least eighty five percent (85%) of the RSF of the then Demised Premises.

B. (i) If Landlord shall fail to respond to the Offer made by Tenant in accordance with Section 8.04A hereof within twenty (20) days after Landlord’s receipt thereof, then Tenant shall have the right to give Landlord a reminder notice, which reminder notice shall contain the following caption on the first page thereof in bold and capitalized type:

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YOU SHALL BE DEEMED TO HAVE WAIVED YOUR RIGHT TO EXERCISE YOUR RECAPTURE RIGHT WITH RESPECT TO THE TRANSACTION DESCRIBED IN TENANT’S OFFER GIVEN PURSUANT TO SECTION 8.04A DATED             ,     20            IF YOU FAIL TO RESPOND TO SUCH NOTICE WITHIN TEN (10) BUSINESS DAYS AFTER YOUR RECEIPT OF THIS NOTICE.

(ii) If Tenant sends a reminder notice to Landlord as aforesaid and Landlord fails to respond to Tenant within ten (1 0) Business Days after its receipt of such reminder notice and Tenant has otherwise complied with the notice requirements with respect to the Offer at issue, then Landlord shall be deemed to have waived its Recapture Right with respect to the transaction in such Offer, but such deemed waiver shall not relieve Tenant of compliance with the other applicable provisions of this Article 8.

8.05 A. In the event that Landlord shall not exercise (or is deemed to have not exercised) a particular Recapture Right and Tenant shall thereafter at any time or from time to time during the Term obtain a proposed assignee or subtenant upon acceptable terms (determined in Tenant’s sole discretion) or Tenant desires to enter into a sublease that is not subject to a Recapture Right of Landlord, Tenant shall give notice thereof to Landlord (each, a “Tenant’s Consent Request”), which Tenant’s Consent Request shall contain the following caption on the first page thereof in bold and capitalized type “THE WITHIN PROPOSED TRANSACTION IS SUBJECT TO DEEMED APPROVAL RIGHTS SET FORTH IN SECTION 8.05A OF THE LEASE” and shall be accompanied by (i) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant and its business address, (ii) a statement setting forth in reasonable detail the nature and character of the business of the proposed assignee or subtenant and its proposed use of the Demised Premises, (iii) current financial information with respect to the proposed assignee or subtenant, (iv) in the case of a proposed sublease of less than the entire Demised Premises, a floor plan clearly indicating the portion of the Demised Premises to be subleased and all means of ingress and egress to such portion of the Demised Premises to be subleased and to the remainder of the Demised Premises, (v) any material changes to the terms of the Offer (or if the proposed subletting is a transaction that would not be subject to a Recapture Right of Landlord, the information that otherwise would have been required to be included in the Offer), and (vi) such additional information related to the proposed assignment or sublease as Landlord shall reasonably request after Landlord’s receipt of Tenant’s Consent Request provided such request is made not later than five (5) Business Days after Landlord’s receipt of Tenant’s Consent Request.

B. Within ten (10) Business Days after the receipt of both Tenant’s Consent Request and all other information required to be delivered by Tenant pursuant to Section 8.05A hereof, Landlord’s consent (which must be in writing and in form reasonably satisfactory to Landlord) to a proposed assignment of this Lease or proposed subletting of the Demised Premises or any part thereof shall not be unreasonably withheld or denied; it being agreed that any such withholding or denial of consent shall be deemed reasonable if:

(i) the proposed sublessee or assignee (or any Principal thereof) is a Prohibited Entity or the proposed use of the Demised Premises is for a Prohibited Use;

(ii) the proposed sublessee or assignee (or an Affiliate or Principal of such proposed sublessee or assignee) is a prospective tenant, subtenant or assignee with whom Landlord has negotiated a term sheet for a sublease or an assignment within the prior three (3) months and Landlord then has or reasonably anticipates having in the ensuing six (6) months reasonably comparable space in the Building for substantially the same or a comparable term or is then an existing tenant of Landlord (or a Landlord Entity) in the Building and Landlord then has or reasonably anticipates having in the ensuing six (6) months reasonably comparable space in the Building for substantially the same or a comparable term for such existing tenant;

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(iii) the proposed sublessee or assignee is a prospective subtenant or assignee with whom another Unit Owner has negotiated a term sheet for a sublease or an assignment within the prior three (3) months or is then a tenant of such Unit Owner, and, if the following condition is permitted under the Condominium Documents, such other Unit Owner shall be able to offer to such proposed sublessee or assignee reasonably comparably sized space in the Unit or the Building, as applicable, for substantially the same or a comparable term;

(iv) the general reputation of the proposed assignee or subtenant is not consistent with tenancies of Comparable Buildings in the Times Square area;

(v) the nature of the proposed business to be conducted in the Demised Premises is not (a) appropriate for Comparable Buildings in the Times Square area or (b) permitted by this Lease or under the Superior Instruments;

(vi) the proposed assignee or subtenant shall have or enjoy diplomatic immunity;

(vii) Tenant is then in monetary or material non-monetary default under this Lease, in each instance, beyond the expiration of any applicable notice and/or cure period;

(viii) the character of the business to be conducted or the proposed use of the Demised Premises by the proposed assignee or subtenant shall, in Landlord’s reasonable opinion, (a) materially increase the operating expenses for the Unit and/or the Building, (b) materially increase the burden on existing cleaning or other Landlord Services or elevators over the burden prior to such proposed subletting or assignment (unless Tenant shall agree to pay to Landlord any such increased costs), or (c) violate any provisions or restrictions contained in Article 5 or elsewhere herein relating to the use or occupancy of the Demised Premises;

(ix) such proposed subletting would result in any floor in which the Demised Premises is located being divided into more than three (3) rental units in the aggregate or in any rental unit located on such floor being less than 5,000 RSF; and/or

(x) such proposed subletting would result in there being more than four (4) sublettings in the aggregate in the Demised Premises.

C. (i) If Landlord does not exercise its Recapture Rights under Section 8.04 hereof (or is deemed to have not so exercised or does not have such Recapture Right) and Landlord thereafter shall fail to grant or deny its consent to the transaction set forth in Tenant’s Consent Request within the time period set forth in Section 8.05B hereof, then Tenant shall have the right to give Landlord a reminder notice, which reminder notice shall contain the following caption on the first page thereof in bold and capitalized type:

YOU SHALL BE DEEMED TO HAVE GRANTED THE CONSENT REQUESTED IN TENANT’S CONSENT REQUEST DATED             ,     20            IF YOU FAIL TO RESPOND TO SUCH NOTICE WITHIN FIVE (5) BUSINESS DAYS AFTER YOUR RECEIPT OF THIS NOTICE.

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(ii) If Tenant sends a reminder notice to Landlord as aforesaid and Landlord fails to respond to Tenant within five (5) Business Days after its receipt of such reminder notice and Tenant has otherwise complied with the notice requirements with respect to the Offer at issue, then Landlord shall be deemed to have granted consent with respect to transaction described in Tenant’s Consent Request.

(iii) Anything contained in this Article 8 to the contrary notwithstanding, Tenant may give to Landlord an Offer and a Tenant’s Consent Request in one notice but in such event the time periods for Landlord to respond to such notice shall be as set forth in Section 8.04 hereof.

D. Subject to the provisions of Sections 8.05E, 8.05F and 8.05G hereof, if Landlord shall consent (or shall be deemed to have consented) to any assignment or subletting as provided herein, Tenant shall be free to assign this Lease to the proposed assignee set forth in Tenant’s Consent Request or sublet the Demised Premises (or the applicable portion thereof) to the proposed subtenant set forth in Tenant’s Consent Request. Tenant acknowledges and agrees that Landlord’s approval (or deemed approval) of any assignment or sublease in accordance with the terms of this Article 8 shall not constitute Landlord’s approval of any of the specific terms of such assignment or sublease, as the case may be, and Tenant shall cause any such assignment or sublease to comply with the terms and provisions of this Lease in all respects.

E. Landlord’s consent to any assignment or sublease for which Landlord’s consent is required to be given by Landlord hereunder shall be set forth in an instrument of consent prepared by Landlord in form reasonably satisfactory to Landlord and Tenant and Landlord’s consent shall not be effective until such instrument of consent is executed and delivered by Landlord, Tenant and the proposed assignee or subtenant. Landlord agrees promptly upon receipt of the fully executed assignment agreement or agreement of sublease, as the case may be, to which Landlord has consented to hereunder (or has deemed to have consented to hereunder), and such an executed instrument, to sign and deliver such instrument of consent.

F. In the event that either (i) Tenant fails to consummate a proposed assignment or subletting that was the subject of (a) an Offer within one hundred eighty (180) days after Landlord’s election not to recapture (or failure to so elect) as contemplated by Section 8.04 hereof or (b) a Tenant’s Consent Request within one hundred twenty (120) days after the delivery thereof (unless Tenant’s Consent Request is delivered simultaneously with the Offer in which event the applicable period shall be one hundred eighty (180) days), or (ii) if Tenant consummates an assignment or sublease transaction, as the case may be, and, in either instance under clause (i) or clause (ii) of this Section 8.05F, the Net Effective Rent or Net Effective Price, as the case may be, shall be less than 92.5% of the Net Effective Rent or the Net Effective Price, as the case may be, set forth in the Offer furnished to Landlord pursuant to Section 8.04 hereof (or in Tenant’s Consent Request, with respect to a proposed sublease that is not subject to a Recapture Right of Landlord), then, in the case of either clause (i) or (ii) of this Section 8.05F, the provisions of Sections 8.04 and 8.05 hereof shall again apply (and in the case of clause (ii) of this Section 8.05F, such provisions shall apply to such assignment or sublease transaction, notwithstanding the fact that Tenant may have consummated the same) and Tenant shall be required to submit a new Offer and Tenant’s Consent Request (together with the information required to be delivered in connection therewith) if Tenant still desires to assign this Lease or sublease all or part of the Premises, whether pursuant to such consummated assignment or sublease transaction or otherwise.

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G. With respect to each any every sublease permitted under this Lease:

(i) no subletting shall be for a term ending later than one day prior to the Stated Expiration Date, as that date may have been theretofore, or may thereafter be, extended in accordance with the terms of this Lease;

(ii) no sublease shall be valid, and no subtenant shall take possession of the Demised Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord;

(iii) in the case of a subletting which includes less than entire floor(s), Tenant, at Tenant’s sole cost and expense, shall (A) make or cause to be made, at no expense to Landlord, such Tenant Changes as may be required or reasonably deemed necessary to provide reasonably appropriate means of ingress and egress from the sublet space (which means of ingress and egress shall conform to all applicable Legal Requirements and/or Insurance Requirements and all alterations relating thereto shall be subject to the provisions of Article 13 hereof), and (B) physically separate the sublet space from the balance of the floor in such commercially reasonable manner that the configuration of the sublet space and the balance of the floor would not inhibit; in Landlord’s reasonable discretion, Landlord’s ability to independently lease the sublet space or the balance of the floor to one (1) or more office tenants for general and executive office use; and

(iv) each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that, in the event of termination, reentry or dispossess by Landlord under this Lease, Landlord may, at its option, either terminate such sublease or take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (a) be liable for any previous act, omission or negligence of sublandlord, (b) be subject to any counterclaim, defense or offset, (c) be bound by any modification or amendment of the sublease or by any prepayment of more than one month’s rent and additional rent which shall be payable as provided in such sublease, unless such modification or prepayment shall have been approved in writing by Landlord, or (d) be obligated to perform any repairs or other work in the subleased premises beyond Landlord’s obligations under this Lease.

8.06 Each sublease shall, notwithstanding anything to the contrary contained herein or therein: (a) provide that such sublease shall not be assigned and that the premises demised thereunder shall not be further sublet without the prior written consent of Landlord in each instance, which consent with respect to further assignments and further sublettings shall not be unreasonably withheld subject to the terms of this Article 8 (including Landlord’s rights under Section 8.04 and Section 8.07 hereof) except that the third tier down of any further subletting of a sublease shall not be permitted without Landlord’s consent, which may be granted or denied in Landlord’s sole discretion, and (b) contain (or incorporate by reference) provisions substantially the same as those contained in Sections 35.02 and 43.14 hereof. Except as otherwise expressly set forth herein, if any such sublease or sub-sublease is assigned or further sublet without the consent of Landlord in each instance obtained or without compliance with the provisions of this Article 8, Tenant shall immediately terminate such sublease or arrange for the termination thereof, and proceed expeditiously to have the occupant thereunder dispossessed. Landlord’s consent to any sublease or assignment shall not be deemed or construed to modify, amend or affect the terms and provisions of this Lease, or Tenant’s obligations hereunder, which shall continue to apply to the occupants thereof, as if the sublease or assignment had not been made.

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8.07 In connection with any assignment of this Lease or to any sublease of the Demised Premises or any part thereof (other than in connection with an Exempt Transaction), Tenant shall, in consideration therefor, pay to Landlord, as Additional Rent, a sum equal to fifty percent (50%) of (x) any fixed rent and additional rent or other consideration paid to Tenant (including sums paid for the sale or rental of Tenant’s fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less (1) in the case of the sale thereof, the net unamortized cost thereof paid directly by Tenant (other than to the extent funded by Landlord as part of the Fit-out Work or otherwise) determined on the basis of Tenant’s federal income tax returns or (2) in the case of a rental, thereof the fair rental value thereof) by any assignee with respect to an assignment or by a subtenant under a sublease which is in excess of the Fixed Rent and Additional Rent then being paid by Tenant to Landlord pursuant to the terms hereof (on a RSF basis), and (y) any other profit or gain realized by Tenant from any such assignment or subletting less (z) the following costs and expenses incurred by Tenant or any other Tenant Party (which costs and expenses shall be amortized over the term of the sublease (in the case of a sublease) or over the Term (in the case of an assignment where the consideration is not paid in a lump sum on the date of such assignment): (i) costs and expenses in making alterations to (or other changes in the layout and finish of) the sublet space in order to prepare the sublet space for such subtenant’s occupancy, (ii) costs and expenses in providing a fund to the subtenant for either such purpose (by way of a work allowance or the like), but only to the extent actually funded, (iii) commercially reasonable out-of-pocket brokerage commission(s) paid in connection with such sublease, (iv) commercially reasonable out-of-pocket legal fees paid by Tenant in connection with such sublease, (v) the reasonable amount of all reasonable other concessions paid by Tenant in connection with such sublease, or to be paid by Tenant at any time thereafter (e.g., takeover expenses and/or payment of moving expenses), (vi) the amount of commercially reasonable out-of-pocket advertising and marketing costs paid with respect to the sublet space, and (vii) Hard Costs and Soft Costs (other than to the extent funded by Landlord as part of as part of the Fit-out Work or otherwise) in respect of and reasonably allocated to the sublet space, amortized on a straight line basis over the Initial Term, to the extent such amortization is allocable to the period during the term of such sublease; provided, however, if, in connection with such subletting, the alterations to which such Hard Costs and Soft Costs relate are substantially altered or demolished prior to such subletting or within the six (6) month period following the rent commencement date of any such sublease, such Hard Costs and Soft Costs shall not be permitted to be so deducted. The parties agree that the profit for each assignment and/or sublease shall be determined on an individual basis and multiple transactions shall not be aggregated for the purposes of this Section 8.07. Tenant shall pay Landlord any amount due Landlord pursuant to this Section 8.07 within thirty (30) days after Tenant’s receipt of all or any portion of such consideration. If only a part of the Demised Premises is sublet, then the rent paid therefor by Tenant to Landlord shall be equitably apportioned. Landlord shall have reasonable access to Tenant’s books, accounts and records relating to collection of rent, additional rent and other consideration paid with respect to the Demised Premises to enable Landlord to verify the obligations of Tenant under this Section 8.07.

8.08 Anything contained herein to the contrary notwithstanding, Tenant shall not be entitled to any proceeds derived from or relating to (directly or indirectly) any reletting of the Demised Premises by virtue of Landlord’s exercise of any Recapture Right pursuant to Section 8.04 hereof or otherwise ; provided, however, if (i) Tenant is not then in monetary default or material non-monetary default, in each instance, beyond the expiration of any applicable notice and/or cure periods, (ii) this Lease has not been terminated as provided in Article 19 or Article 20 hereof, and (iii) pursuant to Section 8.04A hereof, Landlord and Tenant enter into a Recapture Sublease and Landlord shall thereafter sub-sublet such Recapture Space to a third party which is not an Affiliate of Landlord, then tenant shall be entitled to, and Landlord shall credit against Rent next becoming due hereunder an amount equal to all Landlord’s Profits if, as and when received by Landlord relating to that period which

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would have comprised the unexpired portion of the current Term had Landlord not exercised Landlord’s Recapture Right relating to such Recapture Sublease until such time as the Unamortized Excess Work Allowance have been fully credited to Tenant. For the purposes hereof:

(i) “Landlord’s Profits” shall mean the amount by which all rentals and other consideration received by Landlord from the sub-sublease of any Recapture Space during the term of any such reletting exceeds Landlord’s Re-letting Costs,

(ii) “Landlord’s Re-letting Costs” shall mean, subject to the following sentence, with respect to any Recapture Space that is re-let to a third party, a sum equal to (A) the amount payable by Landlord (or its designee) to Tenant under a Recapture Sublease (l) on account of fixed rent and (2) as additional charges on account of charges analogous to the Recurring Additional Rent or that is credited against the Rents payable by Tenant hereunder, (B) the amount payable by Landlord (or its designee) on account of electricity in respect of the Recapture Space, (C) the amount of any costs reasonably incurred by Landlord in making changes in the layout and finish of the Recapture Space, including any work allowance or rent concession granted in connection with such subletting, (D) the reasonable, actual out-of-pocket expenses incurred by Landlord in connection therewith, including, without limitation, reasonable brokerage commissions, advertising costs and attorneys’ fees and disbursements, (E) (x) until the rent commencement date of any such re-letting or subletting, as the case may be, the fair market rent allocated to the Demised Premises or the Recapture Space from the date of recapture or (cancellation) and (y) from and after such rent commencement date, a sum equal to the Fixed Rent and the Recurring Additional Rent payable by Tenant hereunder, and (F) the then unamortized amount of Landlord’s Work Allowance (Landlord’s Work Allowance being (l) amortized on a straight-line basis over a ten (1 0) year period commencing as of the Rent Commencement Date, (2) based upon the amounts therefor set forth on Landlord’s tax returns, and (3) calculated as of the rent commencement date of any such re-letting directly relating to the exercise of Landlord’s Recapture Right in question), and

(iii) “Unamortized Excess Work Allowance” shall mean those hard costs of the Fit-out Work (with respect to the applicable Recapture Space only in event of a Recapture Sublease) which were not funded by the Excess Work Allowance (A) amortized on a straight-line basis over a ten (10) year period commencing as of the Rent Commencement Date, (B) based on the amounts therefor set forth on Tenant’s tax returns, and (C) calculated as of the rent commencement date of any such re-letting directly relating to the exercise of Landlord’s Recapture Right in question.

8.09 Tenant hereby indemnifies Landlord against any liability asserted against Landlord or any Landlord Party for any brokerage commission, finder’s fee, consultant’s fee or other compensation with respect to any assignment or sublease or proposed assignment or sublease by Tenant or any party claiming through Tenant.

8.10 The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant’s part to be performed or observed shall not be discharged, released or impaired in any respect by (a) any waiver or failure of Landlord or any grantee or assignee of Landlord by way of mortgage or otherwise, to enforce any of the obligations of this Lease or (b) any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord by way of mortgage or otherwise, extending the time, or modifying any of the obligations, of this Lease. If this Lease is assigned, the assignor and all its predecessors as tenant hereunder (each, a “Predecessor Tenant”) shall be and remain fully liable for the due performance and

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observance of all of the terms and conditions of this Lease to be performed by Tenant throughout the Term and no amendment of this Lease or waiver of, or consent to departure from, any of the terms and conditions of this Lease shall constitute a novation or otherwise release any of the Predecessor Tenants; provided, however, if any such subsequent amendment to this Lease is made by a Person that is not an Affiliate of the Predecessor Tenant without any such Predecessor Tenant’s consent and such subsequent amendment shall increase the obligations of Tenant hereunder and/or extend the Term hereof (except as otherwise expressly permitted herein), then such Predecessor Tenant shall not be liable with respect only to such incremental increase and/or such extension term.

8.11 The listing of any name other than that of Tenant, whether on the door of the Demised Premises or any portion thereof or the Building directory, if any, or otherwise, shall not operate to vest any right or interest in this Lease or in the Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Demised Premises or to the use or occupancy thereof by others.

8.12 Tenant shall reimburse Landlord (whether or not the proposed transaction is consummated), within thirty (30) days after demand, for all reasonable out-of-pocket costs incurred by Landlord in connection with any assignment (whether or not Landlord’s consent is required therefor) or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant (or whether such proposed assignee or subtenant satisfies the conditions set forth in this Article 8) and reasonable out-of-pocket attorneys’ fees and disbursements incurred in connection with the granting or reviewing of any matters reasonably related to any such assignment, subletting or other transfer.

8.13 Anything herein contained to the contrary notwithstanding, Tenant shall not advertise (but may list with brokers or include in trade or industry computerized listing services) its space for assignment or subletting at a rental rate lower than the then rental rate for office space in the Building.

ARTICLE 9

SUBORDINATION, NON DISTURBANCE, SUPERIOR INSTRUMENTS

9.01 Landlord’s right, title and interest in and to its leasehold estate and to the Unit are derived from and under the Unit Ground Lease. Tenant shall (a) comply with those provisions of the Superior Obligation Instruments which are applicable to Tenant’s obligations under this Lease as they relate to the Demised Premises and, notwithstanding anything to the contrary contained herein (whether or not Landlord’s consent is required therefor), shall not take, fail to take or permit to be taken or not taken any action which would cause a default by Landlord under the Superior Obligation Instruments and (b) cooperate with Landlord and the Public Parties (as defined in the Unit Ground Lease) in all reasonable respects in connection with Landlord’s exercise of rights and/or fulfillment of obligations under the Superior Obligation Instruments, except that Tenant shall have no obligation to disclose any proprietary or confidential information, unless a reasonably requested confidentiality agreement is entered into in a form reasonably acceptable to Tenant.

9.02 A. Subject to the other terms of this Section 9.02 and without limiting any other provision of this Lease, this Lease is and shall be subject and subordinate in all respects to (i) the Ground Lease and the Unit Ground Lease and any other Superior Leases now or hereafter existing, (ii) all mortgages which may now or hereafter affect the Land, the Building, and/or the Unit and/or any Superior Leases, and to each and every advance made or hereafter to be made under such mortgages,

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(iii) all extensions, renewals, modifications, consolidations, replacements and extensions of any Superior Leases, Superior Mortgages, (iv) the Condominium Declaration and the other Condominium Documents and (v) DUO. This Lease is also subject and subordinate to all other matters to which the Superior Instruments are subject and subordinate, including the Project Documents, the Permitted Encumbrances (as defined in the Unit Ground Lease) and the Subway Agreement, provided, that as between Landlord and Tenant, the rights and obligations of Landlord and Tenant shall be governed solely by the terms and provisions of this Lease and the applicable provisions of the Superior Obligation Instruments. Landlord shall not terminate, surrender, renew, modify, amend, consolidate, replace or extend the Unit Ground Lease, the Condominium Declaration or the other Condominium Documents, the Subway Agreement, the Project Documents, any other instrument to which this Lease is subject and subordinate or the Design Guidelines, in any manner that would (a) extend or shorten the Term, (b)reduce the usable area of the Premises, (c) increase the Fixed Rent, any Additional Rent or any other monetary obligation of Tenant under this Lease, (d) except to a de minimis extent, otherwise increase the obligations of Tenant or the rights of Landlord under this Lease or (e) except to a de minimis extent, otherwise decrease the obligations of Landlord or the rights of Tenant under this Lease. This Section shall be self-operative and no further instrument of subordination shall be required; provided, however, (I) not later than sixty (60) days following the Execution Date, Landlord shall obtain from the Ground Lease Landlord (in its capacity as Ground Lease Landlord and Unit Ground Lease Landlord) and the existing Superior Mortgagee an executed and acknowledged non disturbance agreement (each, a “SNDA Agreement”) substantially in the forms annexed hereto as Exhibits 9.02A-l and 9.02A-2, respectively, and (2) as an express condition of any subordination of this Lease to any future Superior Mortgage or Superior Lease, Landlord shall obtain from any future Superior Mortgagee and/or Superior Lessor, in each instance, an executed and acknowledged SNDA Agreement or such form which is then customarily used by such party, provided such other form contains the same substantive protections as are set forth in the forms annexed hereto as Exhibits 9.02A-l and 9.02A-2 with such reasonable modifications as Tenant may request (provided that Tenant shall not be entitled to request modifications to any provision of such form that would be more favorable to Tenant in any material respect than the provisions of the form annexed hereto as Exhibit 9.02A-l or 9.02A-2, respectively, and provided further that such form does not (a) extend or shorten the Term, (b) reduce the usable area of the Premises, (c) increase the Fixed Rent, any Additional Rent or any other monetary obligation of Tenant under this Lease, (d) except to a de minimis extent, otherwise increase the obligations of Tenant or the rights of Landlord under this Lease or (e) except to a de minimis extent, otherwise decrease the obligations of Landlord or the rights of Tenant under this Lease). If any future Superior Lessor or Superior Mortgagee refuses to sign the applicable SNDA Agreement, this Lease shall not be subject and subordinate to such Superior Lease or Superior Mortgage, as applicable.

B. Notwithstanding anything to the contrary contained herein, in no event shall Landlord be required to (a) make any payment to any Superior Mortgagee or Superior Lessor in connection with any SNDA Agreement other than payments required under the terms of the Superior Lease or the Superior Mortgage, as the case may be, and customary and reasonable payments on account of review, preparation and negotiation of any such SNDA Agreement, (b) alter any of the terms of its financing with any such Superior Mortgagee or the terms of any Superior Lease or the Condominium Documents, (c) commence any action against any such Superior Mortgagee or Superior Lessor in order to obtain such SNDA Agreement or (d) request or obtain, as the case may be, any future SNDA Agreement if Tenant shall then be in default beyond the expiration of any applicable notice and/or cure periods hereunder unless and until such default is cured. Landlord shall not have liability to Tenant if any future Superior Lessor or Superior Mortgage does not enter into any such SNDA Agreement; provided, however, this Lease shall not be subordinate to such Superior Lease or Superior Mortgage unless and until the respective SNDA Agreements have been executed by the Superior Lessor and Superior Mortgagee, as the case may be, and delivered to Tenant.

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C. The leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Article are hereinafter sometimes called “Superior Leases”, and references to Superior Lessors are intended to include the successors in interest of Superior Lessors and their successors in interest as may be appropriate. The mortgages to which this Lease is, at the time referred to, subject and subordinate and any modifications, extensions or replacements thereof are hereinafter sometimes collectively called “Superior Mortgages” and references to Superior Mortgagees are intended to include the successors in interest of Superior Mortgagees and their successors in interest as may be appropriate.

D. In the event that Landlord shall fail to obtain from the Ground Lease Landlord and the then existing Superior Mortgagee an executed and acknowledged SNDA Agreement within sixty (60) days following the Execution Date for any reason whatsoever, then, subject to Tenant’s rights under Section 9.02E hereof, Tenant shall have the right, at its option and as its sole remedy, to terminate this Lease upon ten (10) days’ prior notice to Landlord given not later than ninety (90) days after the Execution Date, time being of the essence, and if Landlord has not obtained such SNDA Agreements within such ten (10) day period, then this Lease shall terminate upon the expiration of such ten (10) day period after Tenant’s delivery of notice of termination, as if such date were the date originally set forth for the expiration of this Lease. If Tenant fails to timely give such notice of cancellation, Tenant’s right to so cancel under this Section 9.02D shall be null and void. If this Lease is terminated as aforesaid then this Lease shall thereupon be deemed null and void and of no further force and effect, and neither of the parties hereto shall have any rights, obligations or claims against the other except those expressly stated to survive the expiration or earlier termination of this Lease.

E. Tenant acknowledges that Landlord is required to obtain the existing Superior Mortgagee’s consent to this Lease. Notwithstanding anything herein to the contrary, if Landlord fails to obtain such consent within twenty (20) days following the Execution Date, either Landlord or Tenant, shall have the right, as its sole and exclusive remedy, to elect to cancel and terminate this Lease at any time thereafter by notice to the other, provided that such consent shall not have been delivered prior to the delivery of such cancellation and termination notice. Landlord agrees to use good faith efforts (but without any obligation to pay any fee or other consideration to such Superior Mortgagee other than payments required under the terms of the Superior Mortgage) to obtain such consent. Landlord shall promptly notify Tenant after its receipt of such consent. If this Lease is terminated as aforesaid then this Lease shall thereupon be deemed null and void and of no further force and effect, and neither of the parties hereto shall have any rights, obligations or claims against the other except those expressly stated to survive the expiration or earlier termination of this Lease.

F. Except for security deposits or any other amounts deposited with Landlord or with any Recognized Mortgagee in connection with the payment of insurance premiums, taxes and assessments, operating expenses and other similar charges or expenses under the Unit Ground Lease and “Impositions” (as defined in the Unit Ground Lease) having a billing period in excess of one (1) month but not more than twelve (12) months, Tenant shall not pay rent or other sums payable under this Lease to Landlord for more than one (1) month in advance of the due date therefor.

9.03 A. Tenant further agrees that (i) upon receipt from the Superior Mortgagee of notice that an “Event of Default” or term of like import (as described in any Superior Mortgage) exists or otherwise upon the request of a Superior Mortgagee or Landlord, Tenant shall, at such Superior’s Mortgagee’s or Landlord’s direction, pay directly to the Superior Mortgagee all rent thereafter accruing, and Landlord acknowledges that the payment of such rent by Tenant to the Superior Mortgagee shall be a release of Tenant hereunder to the extent of all amounts so paid, (ii) without impairing the rights under the Superior Mortgage, the Superior Mortgagee may, at its option, at any time and from time to time, release to Landlord rent so received by the Superior Mortgagee, or any part

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thereof, (iii) the Superior Mortgagee shall not be liable for its failure to collect, or its failure to exercise diligence in the collection of rent, but shall be accountable only for rent that it shall actually receive and (iv) it shall execute and deliver to the Superior Mortgagee such documents as the Superior Mortgagee may reasonably request to evidence or effectuate the above agreements which are consistent with the foregoing and do not reduce Landlord’s or the Superior Mortgagee’s obligations or Tenant’s rights or release Tenant’s obligations.

B. Subject to the terms of any applicable SNDA Agreement, after receiving notice from any Superior Mortgagee that it holds a Superior Mortgage, (a) no notice of default from Tenant to Landlord shall be effective unless and until a copy of such notice is given to such Superior Mortgagee and (b) Tenant shall not exercise any right to terminate this Lease or claim a partial or total eviction or claim an abatement of or setoff against Rent by reason of Landlord’s acts or omissions until (i) it has given written notice of such act or omission to the Superior Mortgagee at its address so furnished and (ii) a reasonable period for remedying such act or omission shall have elapsed following such giving of notice and following the time when the Superior Mortgagee shall have become entitled under the Superior Mortgage to remedy the same (which shall in no event be less than the period to which Landlord would be entitled under this Lease to effect such remedy as extended by (x) the period of time required by the Superior Mortgagee to obtain possession of the Demised Premises if the Superior Mortgagee cannot otherwise cure such act or omission and (y) the number of days caused by judicial restriction of Superior Mortgagee’s acts or by any other circumstance beyond Superior Mortgagee’s reasonable control), provided the Superior Mortgagee shall, with reasonable diligence, give Tenant notice of intention to, and commence and continue to, remedy such act or omission or to cause the same to be remedied.

9.04 Subject to the rights of any Recognized Mortgagee, upon notice from the Unit Ground Lease Landlord, Tenant shall make all payments of rents, additional rents and other sums of money to Unit Ground Lease Landlord upon the occurrence of a monetary or material nonmonetary “Event of Default” (as defined in the Unit Ground Lease) under the Unit Ground Lease, and, in such event, the Unit Ground Lease Landlord shall apply the said payments made to it, first, to retain all amounts that are due and payable to the Unit Ground Lease Landlord pursuant to this Lease, and second, to pay to Landlord all remaining amounts. Landlord acknowledges that the payment of such rent by Tenant to the Unit Ground Lease Landlord shall be a release of Tenant hereunder to the extent of all amounts so paid.

9.05 A. Subject to the provisions of any applicable SNDA Agreement, in the event of a termination of the Unit Ground Lease, or if the interests of Landlord under this Lease are transferred by reason of or assigned in lieu of foreclosure or other proceedings for enforcement of any Superior Instrument or if any Superior Party acquires a lease in substitution therefor, then (a) this Lease shall not terminate or be terminable by Tenant and (b) this Lease shall not terminate or be terminable by any subtenant or successor thereto unless Tenant is specifically named and joined in any such action and unless a judgment is obtained therein against Tenant. Nothing contained herein shall be deemed to limit or qualify the rights of any Recognized Mortgagee, including its right to request a new lease pursuant to Section 31.6 of the Unit Ground Lease.

B. Subject to the terms of any applicable SNDA Agreement, if any Superior Mortgagee or the nominee or designee of any Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, then at the request and option of such party so succeeding to Landlord’s rights or at the request of the Superior Mortgagee (herein called “Successor Landlord”), Tenant shall either (i) attorn to and recognize such Successor Landlord as Tenant’s landlord under this Lease, as if this Lease

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(which shall remain in full force and effect) were a direct lease with the Successor Landlord and Tenant shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment, or (ii) enter into a new lease with said Successor Landlord as landlord. Such attornment or new lease shall be on the same terms, conditions and covenants as are set forth in this Lease, except that the Successor Landlord (unless formerly the landlord under this Lease or its nominee or designee) shall not be (i) liable in any way to Tenant for any act or omission, neglect or default on the part of Landlord under this Lease, except that Successor Landlord shall be responsible for the cure of any default by Landlord under this Lease which continues to exist on the date of Successor Landlord’s succession to the rights of Landlord under this Lease, (ii) responsible for any monies owing by or on deposit with Landlord to the credit of Tenant, except to the extent actually received by Successor Landlord, (iii) subject to any counterclaim or setoff which theretofore accrued to Tenant against Landlord, (iv) bound by any amendment or modification of this Lease subsequent.to such Superior Mortgage not expressly provided for in this Lease, or by any previous prepayment of Fixed Rent or additional rent for more than one (I) month in advance of the due date thereof, which was not approved in writing by the Superior Mortgagee, (v) liable to Tenant beyond the Successor Landlord’s interest in the Building, (vi) responsible for the performance of any work to be done by Landlord under this Lease to render the Premises ready for occupancy by Tenant, or (vii) bound by any obligation to make any payment to Tenant which was required to be made prior to the time the Successor Landlord succeeded to Landlord’s interest in this Lease. Tenant hereby agrees to execute and deliver, at any time and from time to time, upon the request of the Successor Landlord any instrument which may be necessary or appropriate to evidence such attornment. Tenant further waives the provisions of any statute or rule or law now or hereafter in effect which may give or purport to give Tenant any right or election to terminate this Lease or to surrender possession of the Demised Premises in the event any proceeding is brought by any Superior Mortgagee to foreclose a Superior Mortgage. Notwithstanding the foregoing, the foregoing provisions of this Section 9.05B shall be superseded by any SNDA Agreement entered into between Tenant and the Superior Mortgagee.

9.06 Subject to the provisions of any applicable SNDA Agreement, this Lease is subject to the express condition, and by accepting this Lease ·Tenant shall be conclusively deemed to have agreed, that if the Unit Ground Lease should be terminated prior to the Scheduled Expiration Date (as defined in the Unit Ground Lease) or if Unit Ground Lease Landlord should succeed to Landlord’s estate in the Demised Premises, then, at Unit Ground Lease Landlord’s election, to be exercised in Unit Ground Lease Landlord’s sole judgment and discretion, Tenant shall attorn to and recognize Unit Ground Lease Landlord as Tenant’s landlord under this Lease, provided that Unit Ground Lease Landlord shall not (i) be liable for any act or omission or negligence of Landlord hereunder, (ii) be subject to any counterclaim, offset or defense which theretofore accrued to Tenant against Landlord, (iii) be bound by any modification or amendment of this Lease (unless such modification or amendment shall have been approved in writing by Unit Ground Lease Landlord), (iv) be bound by any payment of rent or additional rent for more than one (I) month in advance (unless actually received by Unit Ground Lease Landlord and subject to the provisions of 9.02F hereof), (v) be obligated to perform any Alteration (as defined in the Unit Ground Lease) in the Demised Premises, (vi) in the event of a Casualty (as defined in the Unit Ground Lease), be obligated to repair or restore the Demised Premises or any portion thereof, (vii) in the event of a partial Taking (as defined in the Unit Ground Lease), be obligated to repair or restore the Demised Premises or any part thereof (except that, in the event that Unit Ground Lease Landlord receives Insurance Proceeds (as defined in the Unit Ground Lease) and determines not to restore in such circumstances, Tenant can terminate the Lease), (viii) be obligated to make any payment to Tenant (other than any overpayment of rent made to Unit Ground Lease Landlord), or (viii) be bound by any obligations which Unit Ground Lease Landlord lacks the capacity or reasonable ability to perform. Tenant shall promptly execute and deliver any instrument Unit Ground Lease Landlord may reasonably request to evidence such attornment. Notwithstanding the foregoing, the foregoing provisions of this Section 9.06 shall be superseded by any SNDA Agreement entered into between Tenant and the Unit Ground Lease Landlord.

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9.07 If (a) in connection with obtaining financing for or condominiumizing of the Unit, the Land and/or Building, or of any Superior Lease, a banking, insurance company or other Superior Mortgagee shall request reasonable modifications in this Lease as a condition to such financing or condominiumizing and/or (b) the provisions of any Superior Instruments require Tenant to deliver any instruments or acknowledgements, Tenant will not unreasonably withhold its consent thereto and/or delay the delivery thereof, as the case may be, provided that such modifications and/or instruments or acknowledgements, in either instance, do not (A) extend or shorten the Term, (B) reduce the usable area of the Premises, (C) increase the Fixed Rent, any Additional Rent or any other monetary obligation of Tenant hereunder, (D) except to a de minimis extent, otherwise increase the obligations of Tenant or the rights of Landlord under this Lease or (E) except to a de minimis extent, otherwise decrease the obligations of Landlord or the rights of Tenant under this Lease.

9.08 In connection with a proposed sale or financing by Landlord of the Unit or any portion thereof or interest therein, Tenant shall promptly (but in no event more than twenty (20) days after written request therefor) furnish to Landlord, subject to the terms of a confidentiality agreement reasonably satisfactory to Tenant, the latest then available financial statements of Tenant certified by Tenant’s regularly employed independent certified public accountant.

9.09 A. Landlord represents that prior to the date of this Lease, Landlord has provided or made available to Tenant or its counsel true, correct and complete copies of the Superior Obligation Instruments and the Condominium Documents. Tenant (i) acknowledges its receipt of copies of the Superior Obligation Instruments and the Condominium Documents and that it has had ample opportunity to see and review and permit its counsel to see and review the same and (ii) by its execution and delivery of this Lease, Tenant expressly acknowledges and agrees that it shall comply, and cause its agents, employees, contractors, subcontractors, subtenants, operators, licensees, franchisees, concessionaires or other occupants of the Demised Premises to comply, fully and faithfully at all times, to the extent applicable to the Demised Premises, with all terms, covenants and conditions of the Superior Instruments, which by their terms are applicable to a space lease of all or any portion of the Unit (collectively, “Tenant’s Superior Instrument Obligations”), such acknowledgment and agreement being a material inducement to Landlord’s execution and delivery of this Lease and leasing of the Demised Premises to Tenant. Tenant further acknowledges and agrees that, pursuant to the Unit Ground Lease, any act or omission of Tenant or any of its agents, employees, contractors, subcontractors, subtenants, operators, licensees, franchisees, concessionaires or other occupants of the Demised Premises that violates any provision of the Unit Ground Lease may be deemed to be a violation of such provision by Landlord as the tenant under the Unit Ground Lease.

B. Tenant acknowledges and agrees that Landlord may request reasonable modifications in this Lease from time to time in order to avoid the occurrence of a default under the Superior Instruments or otherwise, and Tenant will not unreasonably withhold its consent thereto and/ or delay the execution and delivery thereof, provided such modification or amendment does not (a) extend or shorten the Term, (b) reduce the usable area of the Premises, (c) increase the Fixed Rent, any Additional Rent or any other monetary obligation of Tenant hereunder, (d) except to a de minimis extent, otherwise increase the obligations of Tenant or the rights of Landlord under this Lease or (e) except to a de minimis extent, otherwise decrease the obligations of Landlord or the rights of Tenant under this Lease.

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9.10 Notwithstanding anything to the contrary set forth in this Lease but subject to any additional requirements that may be imposed upon Tenant under this Lease, Tenant represents, warrants, covenants and agrees as follows:

(a) Tenant shall comply, and cause its agents, employees, contractors, subcontractors, subtenants, operators, licensees, franchisees, concessionaires or other occupants of the Demised Premises to comply, to the extent applicable to the Demised Premises, fully and faithfully with the Superior Instrument Obligations, which by their terms are applicable to a space lease of all or any portion of the Unit.

(b) This Lease is for no other purpose than for the actual occupancy of the Premises by Tenant, a Related Entity (as defined in the Unit Ground Lease) or a permitted assignee or. permitted sublessee for the Permitted Use (as defined in the Unit Ground Lease), subject to the terms of Article 5 of this Lease.

(c) In connection with all aspects of any Tenant Changes performed by Tenant or any Person claiming by, through or under Tenant, Tenant shall comply, and shall cause its agents, employees, contractors, subcontractors, subtenants, operators, licensees, franchisees, concessionaires and other occupants of the Demised Premises to comply, with all of the terms, covenants and conditions of DUO, the Unit Ground Lease and the Condominium Documents pertaining to alterations of any type in and to the Demised Premises (including Article IX of the Unit Ground Lease and Article X of the Condominium Declaration, the provisions of which are incorporated herein by reference), all of which shall be in addition to and not in lieu of the requirements therefor set forth in this Lease.

(d) Tenant is not and shall not become during the Term a Prohibited Entity and shall not assign this Lease or sublet or otherwise grant occupancy rights with respect to its Demised Premises or any portion thereof to a Prohibited Entity.

(e) Tenant will comply with all Legal Requirements from time to time in effect prohibiting· discrimination or segregation. In furtherance of the foregoing, Tenant shall comply with the provisions of Article XXIX and Exhibit 0 of the Unit Ground Lease applicable to this Lease, the provisions of which are incorporated herein by reference.

9.11 In the event of any conflict between the terms and conditions of this Lease (including all Exhibits and Schedules attached hereto) and the terms of the Superior Obligation Instruments which, by their terms, are applicable to a subtenant under a space lease of the Unit, the terms and conditions of such Superior Obligation Instruments (subject to any limitations agreed to under any applicable SNDA Agreement, if any) shall govern and control if the failure to comply by Tenant hereunder would constitute a default thereunder, otherwise the terms and conditions of this Lease shall govern and control.

9.12 Except to the extent expressly otherwise provided in this Lease, wherever in this Lease a provision of the Unit Ground Lease or the Condominium Documents is incorporated herein by reference it is agreed that the following terms in such provisions so incorporated by reference shall have the following meanings:

(a) The term “hereunder”, “under this Lease” or “under this Declaration” or words of similar import in any such incorporated provision shall be deemed to refer to the Unit Ground Lease or the Condominium Documents, as the case may be;

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(b) The term “Property” or “Unit” in any such incorporated provision shall mean the Demised Premises under this Lease;

(c) The term “Sublease” in such incorporated provision shall mean this Lease;

(d) The term “Subtenant” in such incorporated provision shall mean the tenant under this Lease;

(e) The term “Tenant” or “Unit Owner” in such incorporated provision shall mean the tenant under this Lease; and

(f) Where in any such provision there is contained an obligation on the part of “Subtenant”, “Tenant” or “Unit Owner” to perform the same, such covenant or obligation shall be deemed a covenant or obligation of Tenant under this Lease, except as expressly modified by this Lease.

9.13 In the event that NYTC purchases or leases all or any portion of the Unit and the Demised Premises or any portion thereof is included in the portion of the Unit so purchased or leased by NYTC, Tenant agrees, that upon the exercise by NYTC of such option to so lease or purchase, to deliver to NYTC, without cost to NYTC, copies of any drawings and/or CAD design files in Tenant’s possession for all leasehold improvements made by or on behalf of such Tenant to such portion on an “as-built basis.”

ARTICLE 10

ENTRY; RIGHT TO CHANGE

PUBLIC PORTIONS OF THE BUILDING

10.01 Subject to the provisions of this Article 10, Tenant shall permit Landlord, agents, representatives, contractors and employees of Landlord and each Condominium Board and utility companies and other service providers servicing the Building, the Unit and/or the Common Elements to erect, use and maintain pipes and conduits in and through the Demised Premises in concealed locations beneath floors, behind core or perimeter walls or within existing column enclosures and above ceilings ; provided, however, to the extent there are alternative locations (which are permitted by Legal Requirements and Insurance Requirements), that provide substantially the same service, do not cost materially more (unless Tenant, after being advised of the incremental cost, agrees to pay such cost to Landlord) and do not inconvenience other tenants of the Building (by more than a de minimis extent) for the pipes and conduits outside of the Demised Premises, Tenant shall have the right to require Landlord to use such alternative locations. Subject to the provisions of this Article 10, Landlord and agents, representatives, contractors and employees of Landlord and any Condominium Board shall have the right to enter the Demised Premises upon prior reasonable notice (except in an emergency, in which event Landlord shall endeavor to give such notice as is reasonably practicable under the circumstances) during Business Hours (unless such entry in Tenant’s reasonable opinion is reasonably likely to adversely affect Tenant’s ability to conduct its business in any substantial or material portion of the Premises or otherwise adversely affect Tenant’s use or occupancy of any substantial or material portion of the Premises, in which event, subject to the provisions of Section 10.04 hereof, such access shall occur at times other than Tenant’s Business Hours), for the purpose of making such repairs or alterations as Landlord or any Condominium Board shall reasonably require or shall have the right to make by the provisions of this Lease or the Condominium Documents. Landlord shall promptly repair or caused to be repaired any damage caused by such repairs or alterations, including repair (or replacement as necessary) of all Tenant finishes in substantially the same condition existing prior to such damage.

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Subject to the provisions of this Article 10, Landlord shall also have the right on reasonable prior notice during Business Hours to enter the Demised Premises, for the purpose of inspecting them or exhibiting them to prospective purchasers, prospective superior lessors or superior mortgagees of the Building and/or the Unit. Landlord and each Condominium Board shall be allowed to take such material as shall be required for such day’s work into the Demised Premises (provided that if excess material does not in Tenant’s reasonable opinion unreasonably interfere with Tenant’s business and use of the Demised Premises, then Landlord and any Condominium Board can take such reasonable amounts of material as is required for a commercially reasonable period into and upon the Demised Premises during periods when work is in progress (it being expressly understood and agreed that neither Landlord nor any Condominium Board shall store any materials in the Demised Premises (other than in the freight elevator lobby and mechanical space) during the performance of such work other than in a location reasonably designated by Tenant which is adjacent to the area of required work and any such storage shall be without liability to Landlord). Landlord shall clean up or cause to be cleaned up all work areas at the end of each day or block off such work areas in a manner that does not unreasonably interfere with Tenant’s business and use of the Demised Premises.

10.02 Subject to the provisions of this Article 10, throughout the Term of this Lease, Landlord and any Condominium Board shall have free access to all mechanical installations located in the Unit or the Common Elements, including air-cooling, fan, ventilating and machine rooms and electrical closets, and Tenant shall not construct or place partitions, furniture or other obstructions that interfere with Landlord’s or any Condominium Board’s free access thereto, the proper functioning of the Base Systems or the moving of Landlord’s equipment to and from the enclosures containing said installations. Neither Tenant, any Tenant Party nor any contractor, invitee or licensee of Tenant shall at any time enter the said enclosures or tamper with, adjust, touch or otherwise affect in any manner such mechanical installations.

10.03 During the fifteen (15) months prior to the expiration of (a) the Term of this Lease if the Term shall not have been extended or renewed or (b) the Extension Term if the Term shall have been extended, Landlord may exhibit the Demised Premises to prospective tenants, upon prior reasonable notice to Tenant and in such a manner so as to not unreasonably disrupt Tenant’s business.

10.04 Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s access and use or occupancy of the Demised Premises in making any repairs, alterations, additions or improvements and in inspecting and exhibiting the Demised Premises, and all of the foregoing shall be performed by Landlord with all due diligence; provided, however, that Landlord shall have no obligation to employ contractors or labor at so called overtime or other premium pay rates or to incur any other overtime costs or expenses whatsoever, except that Landlord, at its expense, shall employ contractors or labor at so called overtime or other premium pay rates if necessary to remedy any condition that either (i) results in a denial of reasonable access to the Demised Premises, (ii) threatens the health or safety of any occupant of the Demised Premises, or (iii) unreasonably interferes with Tenant’s ability to conduct its business in the affected portion of the Demised Premises; it being agreed, however, that in no event shall any of the matters set forth in the aforementioned clauses (i), (ii) or (iii) be construed as requiring Landlord to, nor shall Landlord have any obligation to, employ any overtime or premium pay labor in order to complete the Base Building Work, the Fit-out Work and/or satisfy any of the Ready for Occupancy Conditions. In all other cases, at Tenant’s request (except that Tenant shall have no right to request that Landlord perform (and Landlord shall have no obligation to perform) any Base Building Work and/or any work necessary to satisfy any of the Ready for Occupancy Conditions on any overtime or premium pay basis), and provided Tenant is not then in monetary default or material non-monetary default hereunder, in each instance, beyond the expiration of any applicable notice and/or cure period, Landlord shall employ contractors or labor at so called overtime or other premium pay rates

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and incur any other overtime costs or expenses in making any repairs, alterations, additions or improvements, provided Tenant shall pay to Landlord, as Additional Rent, within thirty (30) days after demand, an amount equal to the excess (a) the overtime or other premium pay rates, including all fringe benefits and other elements of such pay rates, over (b) the regular pay rates for such labor, including all fringe benefits and other elements of such pay rates. In making any repairs, alterations, additions or improvements, Landlord shall cause its contractors or labor to cover and secure such repair areas and equipment in such a manner to minimize interference with Tenant’s business operations during Business Hours. If more than one occupant of the Unit, including Tenant, is chargeable by Landlord for the same overtime costs and expenses relating to the same work for which Tenant is chargeable, then Tenant shall only be charged for a proportionate share of such overtime costs and expenses, which apportionment shall be based on the amount of overtime work requested by such parties. During any entry permitted under this Section, Landlord and Landlord’s agents shall accord all due care to Tenant’s Property (and Landlord shall use commercially reasonable efforts to cause any person gaining entry to the Demised Premises (other than Tenant or any Tenant Entity) pursuant to Section 10.05 hereof to accord all due care to Tenant’s Property). Landlord shall promptly repair any damage to Tenant’s Property arising out of the performance of operations, maintenance or repairs performed by Landlord, or Landlord’s employees, agents or contractors gaining entry to the Demised Premises (other than Tenant or any Tenant Entity) pursuant to the terms of Section 10.05 hereof. Tenant shall have the right to reasonably designate, by notice to Landlord, certain areas of the Demised Premises (including, without limitation, any area containing a safe or any central computer or telephone equipment) as secure areas to which Landlord shall not have access without being accompanied by a representative of Tenant (except in the case of an emergency). Landlord shall not be required to provide cleaning services to any such secure area unless Tenant makes access available to Landlord’s cleaning contractor. Tenant shall have the right to require that a representative of Tenant accompany Landlord (and persons authorized by Landlord) during any entry into the Premises. Tenant agrees to have such representative present during Business Hours on Business Days, provided Landlord shall give reasonable advance notice of the time it desires access. In addition, Tenant shall keep the Building manager’s office advised of the name and telephone number of the person or agency to be notified on behalf of Tenant in the event of any emergency and shall provide such a representative at all times of the day and night. If such representative shall not be provided at any time after reasonable notice under the circumstances when access to the Premises shall be required or if in the event of an emergency of Tenant, Landlord shall nevertheless have the right to enter the Premises, provided that during such entry, Landlord and Landlord’s agents shall accord all due care to Tenant’s Property. Landlord shall not have liability to Tenant for any failure of Landlord to perform any of its obligations hereunder by reason of Landlord’s inability to enter the Premises. Landlord agrees that it shall use reasonable efforts to keep all information obtained by it or its agents during such entry confidential and shall use reasonable efforts to prevent the disclosure of the same.

10.05 Subject to the rights of any Superior Party, Landlord shall use commercially reasonable efforts to permit Tenant, throughout the Term of this Lease, to have a right of access through all other tenant spaces in the Unit (and, subject to and in accordance with the conditions and limitations imposed upon any access by Landlord as contained in Sections 10.01 and 10.04 as if such other party were Landlord, other tenants of the Unit and NYTC shall have a right of access through the Demised Premises provided Tenant may require that Tenant be present during such access) as necessary, to install, service, maintain and repair cables, conduits, risers, piping, etc. running through the Building for which Tenant (or, as applicable, other tenants or NYTC) is (or are) permitted or required to install, service, maintain and repair, provided that the party desiring access (i.e., Tenant, NYTC or other tenants, as applicable) shall (a) provide Landlord and the party whose space is affected with reasonable prior notice of the need for such access, (b) schedule such access so as not to unreasonably interfere with the affected party’s business or inconvenience other tenants or occupants of the Building or the

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Unit, (c) install cables, wires, etc. through conduits if such installation is made outside of their respective demised premises and, in such event, Tenant shall only be permitted to use the Tenant’s Conduit, (d) repair, at the accessing party’s expense, any damage to the Building, the Unit, the Common Elements or the accessed space arising out of such access and (e) indemnify and hold the party whose space is affected harmless from and against any cost, claim, liability, damage or expense (including, but not limited to, reasonable attorneys’ fees and disbursements) incurred by such party as a result of permitting such access and work, provided that nothing in this Section 10.05 shall be deemed to limit Landlord’s obligations contained in this Article 10.

ARTICLE 11

LAWS, ORDINANCES, REQUIREMENTS OF PUBLIC AUTHORITIES

11.01 A. Tenant shall, at Tenant’s sole cost and expense, comply with all Legal Requirements and/or Insurance Requirements which shall impose any violation, order or duty upon Landlord or Tenant arising from Tenant’s particular manner of use of the Demised Premises (in contrast to use by Tenant for customary office purposes) or any Specialty Alterations (or special installations made therein by or at Tenant’s request) or required by reason of a breach of any of Tenant’s covenants or agreements hereunder.

B. Tenant shall have the right to contest the validity of any Legal Requirement or the application thereof in accordance with this Section 11.01B. Any such proceeding instituted by Tenant shall be commenced as soon as is reasonably possible after the issuance of any notification by the applicable Governmental Authority with respect to required compliance with such Legal Requirement and shall be prosecuted to final adjudication with reasonable diligence. Notwithstanding the foregoing, Tenant promptly shall comply with any such Legal Requirement and compliance shall be deferred if at any time there is a condition imminently hazardous to human life or health, the Building, the Unit, the Common Elements, or any part thereof, shall be in danger of being forfeited or lost or if Landlord, any Landlord Party or any Superior Parties shall be in danger of being subject to criminal and/or civil liability or penalty by reason of noncompliance therewith. Tenant shall indemnify Landlord and all Superior Parties against any cost or expense incurred by Landlord or any Superior Party by reason of such contest by Tenant. Nothing herein shall be deemed to relieve Tenant of its obligation to comply (at Tenant’s sole cost and expense) with all Legal Requirements and/or Insurance Requirements in the making of any Tenant Changes, including any Specialty Alterations. Without limiting the applicability of the foregoing, Landlord shall be deemed subject to prosecution for a crime if Landlord, any Landlord Party or any Superior Party or its officers, directors, partners, members, shareholders, agents or employees is charged with a crime of any kind whatsoever, unless such charges are withdrawn ten (10) days before Landlord, Landlord Party or any Superior Party or such officer, director, partner, member, shareholder, agent or employee, as the case may be, is required to plead or answer thereto. The obligations of Tenant to indemnify Landlord and any Superior Parties under this Section 11.01B shall survive the expiration or earlier termination of this Lease.

11.02 If Tenant receives notice of any violation of Legal Requirements and/or Insurance Requirements applicable to the Demised Premises, it shall give prompt notice thereof to Landlord.

11.03 Except as provided in Section 11.01 hereof, Landlord shall comply with or cause to be complied with, all Legal Requirements and/or Insurance Requirements which shall, impose any violation, order or duty upon Landlord or Tenant with respect to the Demised Premises and/or the public and common areas of the Unit and with respect to which Tenant is not obligated by Section 11.01 hereof

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to comply. Landlord shall not be required to comply with any Legal Requirements and/or Insurance Requirements for so long as Landlord shall in good faith be diligently contesting, at its sole cost and expense, through appropriate proceedings brought in accordance with applicable Legal Requirements, Landlord’s obligation to comply therewith; provided that (a) neither Tenant nor any Tenant Party shall be subject to imprisonment or prosecution for a crime, nor shall the Demised Premises or any part thereof be subject to being condemned or vacated, nor shall the certificate of occupancy for the Building be suspended or threatened to be suspended by reason of such noncompliance or by reason of such contest, and (b) before the commencement of such contest, if Tenant or any Tenant Party may be subject to any civil fines or economic penalties or other criminal penalties or if Tenant may be liable to any independent third party as a result of such noncompliance, Landlord shall indemnify Tenant (and any such Tenant Party) against the cost of such noncompliance and liability resulting from or incurred in connection with such contest or noncompliance. The obligations of Landlord to indemnify Tenant under this Section 11.03 shall survive the expiration or earlier termination of this Lease.

ARTICLE 12

REPAIRS

12.01 Tenant, at Tenant’s sole cost and expense, shall take good care of the Demised Premises (including the Fit-out Work and any other Tenant Changes) and the fixtures and appurtenances therein or outside the Demised Premises as permitted hereunder, including any Supplemental HVAC System and, at Tenant’s sole cost and expense (unless required due to the negligence or willful misconduct of Landlord, in which case the same shall be performed by Landlord, at Landlord’s sole cost and expense), make all repairs thereto as and when needed in to preserve them in good working order and condition, except for reasonable wear and tear, obsolescence and repairs or damage for which Tenant is not responsible for pursuant to the provisions of Article 17 and Article 18 hereof; it being agreed, however, that Tenant shall have no obligation to make structural repairs unless the need for such repair was necessitated by reason of (a) any cause or condition arising out of any Tenant Changes or other alterations or installations in the Demised Premises (whether made by Tenant or by Landlord or any Landlord Party on behalf of Tenant) or as hereinafter provided in this Section 12.01, or (b) Tenant’s particular manner of use or occupancy (as opposed to mere office use), or (c) any breach of any of Tenant’s covenants or agreements under this Lease, or (d) any negligence or willful misconduct by Tenant, or any contractor, subcontractor, licensee or invitee of Tenant or (e) Tenant’s use or manner of use or occupancy of the Demised Premises as a “place of public accommodation” within the meaning of the ADA. Tenant acknowledges that such obligation applies to, without limitation: (i) all distributions within the Demised Premises of the Base Systems serving the Demised Premises (from the point of connection within the Demised Premises) and (ii) any such Base System located outside of the Demised Premises to the extent it exclusively serves the Demised Premises but in such event Landlord shall perform such repairs at Tenant’s sole but reasonable actual out of pocket cost and expense. All damage or injury to the Demised Premises, whether structural or non-structural, and to its fixtures, glass, appurtenances and equipment or to the Building, or to its fixtures, glass, appurtenances and equipment caused by Tenant moving property in or out of the Building or by installation or removal of furniture, fixtures or other property, or from any other cause of any other kind or nature whatsoever due to the negligence or willful misconduct of Tenant, its servants, employees, agents, visitors or licensees, shall be repaired, restored or replaced promptly by Tenant at its sole but reasonable cost and expense to the reasonable satisfaction of Landlord. All aforesaid repairs, maintenance, restorations and replacements shall be in quality and class equal to the original work or installations and shall be done in a good and workerlike manner. At all times during the Term of this Lease, as required under the Unit Ground Lease, Tenant shall (A) not cause any waste to or upon the Building, the Unit, the Demised Premises or the Common Elements or any part thereof, nor permit or suffer any waste to or upon the Building, the Unit,

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the Demised Premises or the Common Elements; (B) not cause physical damage (other than as part of any Tenant Change permitted hereunder or as caused by a casualty or taking) to the Building, the Unit, the Demised Premises or the Common Elements or any part thereof; (C) maintain, repair, keep, use and occupy the Demised Premises in compliance with the DUO; and (D) keep the Demised Premises free of graffiti and posters. Tenant shall promptly make, at Tenant’s sole cost and expense, all repairs in and to the Demised Premises for which Tenant is responsible, using only the contractor for the trade or trades in question approved by Landlord, which approval shall be granted or withheld in accordance with the provisions of Article 13 hereof. Any other repairs in or to the Building, the Unit and/or the Common Elements, or any portion thereof, or the facilities and systems thereof for which Tenant is responsible shall be performed by Landlord at Tenant’s sole reasonable cost and expense. Landlord and Tenant agree that the core lavatories serving the Premises are not Building common areas, FC Limited Common Elements nor Common Elements and Tenant shall maintain, repair and/or make replacements thereto, as appropriate, at Tenant’s sole cost and expense. Landlord shall have no obligation to clean, repair, replace or maintain any “private” plumbing fixtures or facilities (i.e., plumbing fixtures and facilities other than those that would be the common toilets in a multi-tenant floor) or the rooms in which they are located but the foregoing shall not vitiate Landlord’s obligation to maintain the plumbing therefor that is part the Base Systems to the point of connection to the Premises in accordance with the terms hereof.

12.02 Except for those repairs which are expressly required to be made by Tenant pursuant to Section 12.01 above but subject to the provisions of Section 12.03 hereof, Landlord shall make or cause to be made all repairs and replacements, structural and otherwise, ordinary or extraordinary, foreseen or unforeseen, necessary or desirable in order to keep in good order and repair (a) all structural portions of the Unit (whether located within or outside of the Demised Premises), (b) all Building common areas to the extent such areas serve or affect the Demised Premises or Tenant’s use thereof, including all elevators, corridors, lobbies, core lavatories, including all fixtures therein (except as provided in Section 12.01 hereof), core electric closets, core telecommunication closets, core janitor closets, and mechanical rooms, and (c) all Base Systems (whether such Base Systems are located within or outside of the Demised Premises) serving the Demised Premises and the common and public service areas of the Building to the extent such areas serve or affect the Demised Premises or Tenant’s use thereof, including the plumbing, electrical, mechanical, Base HVAC System, fire protection, life safety and sprinkler systems of the Unit (other than any distribution of such systems located in the Demised Premises), in each case throughout the Term, and in such manner as is consistent with the maintenance, operation and repair standards of Comparable Buildings, unless, in any instance, any repair or replacement is required as a result of the negligence or willful misconduct of Tenant or any Tenant Party, in which case the same shall be performed by Landlord at Tenant’s sole cost and expense.

12.03 Notwithstanding anything to the contrary contained in this Lease, Landlord, subject to the provisions of Article 35 hereof, shall have no obligation to operate, repair or maintain any portion of the Unit, the Building, the Common Elements and/or the Building common areas, or make any such repairs thereto, to the extent the same is the responsibility of any Condominium Board pursuant to the Condominium Documents but Landlord shall be obligated to enforce the obligations of the Condominium Board as provided in Article 35 hereof.

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been requested with respect to the omitted portions.

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ARTICLE 13

TENANT CHANGES; FIXTURES

13.01 General.

A. Tenant Changes.

(i) Tenant shall not make nor permit any alterations, installations, additions or improvements in or to the Demised Premises (excluding the initial performance of the Fit-out Work, but including any alterations thereto after Substantial Completion thereof desired to be made by Tenant) or the electrical, plumbing, mechanical or Base HVAC System or other Base Systems serving the Demised Premises (collectively, “Tenant Changes”) except in accordance with the terms of this Article and the other applicable provisions of this Lease.

(ii) If Tenant desires to perform any Tenant Changes, Tenant shall give Landlord not less than ten (10) Business Days’ prior notice of its intention to make such Tenant Changes (which notice shall include Tenant’s Final Working Drawings for such Tenant Changes) or such longer period as may be required under the Unit Ground Lease with respect to UGL Major Alterations. If Landlord reasonably requires any additional information or clarification and so notifies Tenant within such ten (10) (or longer) Business Day period (or within five (5) Business Days from Landlord’s receipt of Tenant’s resubmission of Final Working Drawings, in the case of resubmission of Final Working Drawings or such longer period as may be required under the Unit Ground Lease with respect to UGL Major Alterations), Tenant shall promptly provide such additional information or clarification, as the case may be. If Landlord shall fail to respond to Tenant’s request for a Tenant Change within ten (10) Business Days after receiving such request (or within five (5) Business Days or longer required period, as the case may be, from Landlord’s receipt of Tenant’s resubmission of Final Working Drawings in the case of any resubmission thereof), or if Landlord has requested additional information or clarification from Tenant as hereinabove provided, within five (5) Business Days after receipt by Landlord of such additional information or clarification, then Tenant shall have the right to give Landlord a reminder notice, which reminder notice shall contain the following caption on the first page thereof in bold and capitalized type:

YOUR CONSENT TO THE PROPOSED TENANT’S CHANGE(S) AND THE FINAL WORKING DRAWINGS THEREFOR SHALL BE DEEMED GIVEN IF YOU FAIL TO RESPOND TO THIS REQUEST WITHIN SEVEN (7) BUSINESS DAYS FROM THE DATE OF YOUR RECEIPT OF THIS NOTICE.

If Landlord fails to grant or deny the requested consent within seven (7) Business Days after its receipt of such reminder notice, Landlord’s consent to Tenant Changes shown in the Final Working Drawings shall be deemed given and Tenant shall be permitted to perform the same, provided that Tenant complies with the other applicable provisions of this Article 13. If Landlord denies a request for a Tenant Change, Landlord shall specify the reasons therefor in reasonable detail in the notice to Tenant denying the same.

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(iii) For the purpose hereof, “Material Alterations” shall mean Tenant Changes that (A) require a Permit and cost (exclusive, regardless of cost, of mere decorative Tenant Changes (e.g., painting, carpeting and floor and wall coverings), which shall be deemed Permitted Tenant Changes hereunder) in excess of $150,000 in the aggregate, (B) adversely affect the Base Systems or any other Building systems, (C) would constitute a UGL Major Alteration (unless such UGL Major Alteration would constitute a Major Alteration hereunder), (D) involve Prohibited Work, and/or (E) are Specialty Alterations.

(iv) For the purpose hereof “Major Alterations” shall mean Tenant Changes that (A) affect or involve alterations to the Building exterior (including the curtain wall thereof) and/or the Common Elements in any manner whatsoever, (B) violate the DUO or the Design Guidelines, (C) impair the structural integrity or otherwise change the essential nature of the Building or the Unit, (D) affect in any adverse manner, or impede access to, any of the Building common areas, (E) are DUO Alterations (as defined in the Unit Ground Lease), and/or (F) require any amendment of any certificate of occupancy for the Building or any portion of the Building.

B. Consent to Tenant Changes. Tenant shall make no Tenant Change (a) which constitutes a Material Alteration without Landlord’s prior consent, which consent shall not be unreasonably withheld and (b) which constitutes a Major Alteration without Landlord’s prior consent, which may be withheld in Landlord’s sole discretion. Tenant Changes which do not constitute Material Tenant Changes (collectively, “Permitted Tenant Changes”) may be made by Tenant without Landlord’s approval, provided that Tenant complies with the other applicable provisions of this Article 13. For the purposes hereof, Material Alterations and Major Alterations are collectively referred to herein as “Material Tenant Changes”.

C. All Tenant Changes (excluding, however, any Tenant’s Property) and the Fit-out Work shall immediately upon the installation thereof become and shall remain the property of the Unit Ground Lease Landlord under the Unit Ground Lease; provided, that Tenant shall have the right to use such improvements throughout the Term and to remove or alter such improvements at any time, subject J to the applicable provisions and limitations contained in this Lease and, provided further, that notwithstanding anything to the contrary contained herein, (i) all Tenant Changes made at Tenant’s expense shall be deemed to be owned by Tenant solely for the purposes of income taxes and Tenant shall have the right to depreciate the cost of such Tenant Changes as permitted under applicable law and (ii) all Tenant Changes funded by Landlord and the Fit-out Work shall be deemed to be owned by Landlord solely for the purposes of income taxes and Landlord shall have the right to depreciate the cost of such Tenant Changes as permitted under applicable law. Tenant shall not be required to remove any Tenant Changes other than Specialty Alterations. Landlord may at any time during the Term identify those Specialty Alterations (if any) that Tenant will not be required to remove upon the expiration or earlier termination of the Term. Upon the expiration or earlier termination of the Term, Tenant shall remove all Specialty Alterations required to be removed at Tenant’s sole cost and expense.

D. If, at the time that Tenant requests Landlord’s consent to any Tenant Change, Tenant requests that Landlord inform Tenant whether Landlord will require Tenant to remove any tenant Changes that constitute Specialty Alterations at the end of the Term, Landlord will so advise Tenant at or before the time Landlord consents to such Specialty Alterations, and, with respect to those Specialty Alterations that Landlord stated it will require Tenant to remove, Tenant, at its expense, prior to the Expiration Date or, in the case of an earlier termination of this Lease, within sixty (60) days after the giving of such notice by Landlord, but subject to the provisions of Section 13.01D hereof and shall repair any damage to the Premises or to the Unit, the Building, the Common Elements or any part thereof due to such removal. In the event that Landlord shall fail to notify Tenant with respect to whether Tenant will be required to remove any of such Specialty Alterations at the time Landlord gives (or is deemed to have given) its consent to such Specialty Alterations, then Tenant shall have the right to give Landlord a reminder notice, which reminder notice shall contain the following caption on the first page thereof in bold and capitalized type:

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YOU SHALL BE DEEMED TO HAVE ELECTED TO NOT REQUIRE TENANT TO REMOVE THE SPECIALTY ALTERATIONS PROPOSED BY TENANT SET FORTH IN TENANT’S NOTICE GIVEN PURSUANT TO SECTION 13.02 OF THE LEASE DATED             ,     20            IF YOU FAIL TO RESPOND TO SUCH NOTICE WITHIN TEN (10) DAYS AFTER YOUR RECEIPT OF THIS NOTICE.

If Tenant sends a reminder notice to Landlord as aforesaid and Landlord fails to respond to Tenant within ten (10) days after its receipt of such reminder notice, then Landlord shall be deemed to have elected to not require Tenant to remove such Specialty Alterations specified in such notice.

E. Notwithstanding anything to the contrary set forth in this Article 13 or elsewhere in this Lease, the making of any and all Tenant Changes shall be expressly subject to, and Tenant shall comply, and shall cause its agents, employees, contractors, subcontractors, subtenants, operators, licensees, and other occupants of the Demised Premises to comply, with all of the terms, covenants and conditions of, DUO and the other Superior Obligation Instruments pertaining to alterations of any type in and to the Demised Premises (including Article IX and Article XXIX (and Exhibit O) of the Unit Ground Lease and Article X of the Condominium Declaration, each of which are incorporated herein by reference). If any such incorporated terms, covenants or conditions shall require submission of any plans, specifications or other materials or documents to a Superior Party, Tenant shall submit same to Landlord for forwarding to the necessary Superior Party; it being expressly understood that in no event shall Tenant communicate with any Superior Party in respect of any Tenant Changes or any other matter pertaining to this Lease. Upon its receipt and review of any such materials or documents required to be submitted to any such parties as referenced in the preceding sentence, Landlord shall promptly forward same to the applicable parties and cooperate reasonably with Tenant in requesting and seeking to obtain any required approvals thereof from such parties.

F. All Tenant Changes shall be performed in accordance with the Design Guidelines.

13.02 Submission of Plans

A. General.

(i) At the time Tenant requests Landlord’s consent to a Tenant Change, for which such consent is required, Tenant shall submit to Landlord complete and coordinated architectural, mechanical and electrical and, to the extent applicable, plumbing, sprinkler and signage plans and specifications therefor (collectively, “Final Working Drawings”). All Final Working Drawings shall be on a scale of 1/8” = 1 foot; all detail drawings shall be on a scale of 1/4” = 1 foot or larger. All Final Working Drawings shall be prepared at Tenant’s sole cost and expense by Tenant’s Architect. In each case, Tenant shall submit three (3) sets of prints, one (1) set of reproducible drawings, marked final for pricing and construction and one (1) complete set of drawings on computer disk in AutoCAD format.

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(ii) If, in connection with any proposed Tenant Change requiring Landlord’s consent (other than the Fit-out Work, including any portions of the FF&E Work included therein), Landlord, in its reasonable judgment, deems it necessary for Tenant’s Final Working Drawings to be reviewed by Landlord’s Consultant, then Tenant shall reimburse Landlord for the reasonable out-of-pocket fees and expenses of Landlord’s Consultant, as Additional Rent, within thirty (30) days after demand. As used herein, the term “Landlord’s Consultant” shall mean such architect, engineer, expeditor or code consultant and/or control inspection consultant licensed to practice in the State of New York as Landlord shall reasonably require given the nature of the proposed Tenant Change or any other alteration.

(iii) Landlord’s approval of Tenant’s Final Working Drawings shall not constitute Landlord’s representation or warranty that the same comply with Legal Requirements and/or Insurance Requirements or that the same are adequate or suitable for the work intended and Landlord shall not have liability to Tenant or responsibility for Tenant’s Final Working Drawings.

(iv) Notwithstanding that Landlord’s approval is not required for Permitted Tenant Changes, Tenant shall nevertheless notify Landlord, at least ten (10) days prior to the performance of any Permitted Tenant Change, and, to the extent Final Working Drawings (or any other drawings) exist with respect to such Permitted Tenant Changes or would customarily be prepared with respect thereto, Tenant shall submit the most detailed of such drawings to Landlord together with such notice or promptly thereafter.

(v) The provisions of this Section 13.02A shall be applicable to the Construction Plans.

B. Tenant’s Construction Professionals. Tenant shall be solely responsible for the payment of the fees and expenses of Tenant’s Architect and any other architect, engineer, designer or architectural engineering or design firm or consultant acting for or on behalf of Tenant, and all such Persons shall be deemed to be agents of Tenant, Landlord shall not have liability to Tenant on account thereof and Tenant shall be responsible for such payment whether or not the anticipated work or service is performed.

C. As - Built Plans. Except as otherwise expressly provided herein, within one hundred twenty (120) days after the substantial completion of any Tenant Change with respect to which plans would typically (or required under Legal Requirements to) be prepared (other than a Material Tenant Change), Tenant shall submit to Landlord two (2) complete sets of either (a) “as built” plans having the same scale as the Final Working Drawings, including detail drawings, or (b) the Final Working Drawings marked to reflect field notes and changes. Within one hundred eighty (180) days after the substantial completion of any Material Tenant Change, Tenant shall submit to Landlord two (2) complete sets of “as-built” plans as aforesaid and one (1) complete set of “as-built” drawings on computer disk in AutoCAD format.

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13.03 Contractors. In making any Tenant Change, Tenant shall use only contractors and subcontractors approved by Landlord therefor, which approval by Landlord shall not be unreasonably withheld, provided that Tenant’s contractors and subcontractors (a) would not violate union contracts at the Building or (b) are not Prohibited Entities; it being acknowledged and agreed that any “Major Contractor” (as defined in the Unit Ground Lease) shall be further subject to the approval of the Unit Ground Lease Landlord in accordance with the terms of the Unit Ground Lease. At the time Tenant requests Landlord’s consent to a Material Tenant Change, or at least five (5) Business Days prior to making any Permitted Tenant Change, Tenant shall submit to Landlord for Landlord’s approval a list of the contractors and subcontractors who will perform such Tenant Change. Notwithstanding the foregoing, in connection with any Tenant Change affecting in whole or part any of the Base Systems (including any life safety systems, building management systems, and/or security or access control systems) or Tenant’s tie-in to any such systems, Tenant, at Tenant’s sole cost and expense, shall be required to utilize Landlord’s designated contractor(s) and consultant(s) for such tie-in; provided that the charges of such contractor or consultant shall be competitive with rates charged to owners of Comparable Buildings in the Times Square area.

13.04 Permits.

A. Prior to the commencement of any Tenant Change, Tenant shall, at Tenant’s sole cost and expense, obtain and furnish to Landlord all required licenses and permits and shall obtain, execute, and furnish to Landlord, copies of all applicable data sheets, filings and other similar documentation required by Legal Requirements and/or Insurance Requirements or the Construction Rules and Regulations (collectively, “Permits”). Tenant’s Architect shall prepare any applications and plans required to obtain the Permits but any filings therefor shall be done by Landlord’s Consultant in accordance with the terms hereof. All such applications and plans shall be subject to Landlord’s reasonable approval prior to the submission thereof to any Governmental Authority, which approval shall not be unreasonably withheld provided such applications and plans are in compliance with the terms and conditions of this Lease and applicable Legal Requirements. Copies of all Permits (if any) and one set of Final Working Drawings (to the extent the same exist) and the Construction Plans shall be kept at the Demised Premises at all times during the performance of each Tenant Change. Landlord shall reasonably cooperate with Tenant with respect to obtaining Permits (including Tenant’s TCO) in accordance with the provisions of this Section 13.04A including executing and filing all documentation necessary or required in connection therewith, and, unless the same are part of the Fit-out Work, Tenant shall reimburse Landlord for the reasonable fees and expenses incurred by Landlord (including those of Landlord’s Consultant) in connection therewith as Additional Rent within thirty (30) days after demand. Landlord’s execution of Permit applications shall not constitute Landlord’s representation that the same comply with Legal Requirements and/or Insurance Requirements or are suitable for the work intended nor shall it be deemed to be a waiver by Landlord of the compliance by Tenant of any provision of this Lease, and Landlord shall have no liability to Tenant therefor. Notwithstanding the foregoing, in no event shall Tenant be permitted to commence any Material Tenant Change until Landlord has approved any required plans therefor pursuant to the provisions of this Article 13.

B. Promptly after completion of any Tenant Change, Tenant, at its sole cost and expense, shall diligently obtain and furnish to Landlord all final governments; approvals, licenses, “sign-offs” and certificates with respect thereto. To the extent any Tenant Change affects any life-safety system, building management system, and/or security or access control system of the Building and without limiting the foregoing, Tenant shall use Landlord’s Consultant, at Tenant’s sole cost and expense, to obtain and furnish to Landlord all final governmental approvals, licenses, “sign-offs” and certificates with respect thereto prior to taking occupancy of the portion of the Demised Premises affected thereby, provided the charges of such consultants are at commercially competitive rates charged to owners of Comparable Buildings in the Times Square area.

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13.05 Insurance. Prior to the commencement of any Tenant Change, Tenant shall furnish to Landlord:

A. A certificate evidencing that Tenant (or Tenant’s contractors) has (have) procured workers’ compensation insurance in statutory limits covering all persons employed in connection with the Tenant Change who might assert claims for death or bodily injury against any Superior Party, Landlord, Tenant, the Unit or the Building.

B. Such additional personal injury and property damage insurance to the extent reasonably required by Landlord and commercial general liability insurance (with completed operations endorsement) for any occurrence in or about the Building and/or the Unit arising from the performance of any Tenant Change, with the limits set forth in Section 16.03A and otherwise in compliance with the provisions of Article 16 hereof.

13.06 Performance of the Work.

A. Prior to the commencement of any Tenant Change (other than decorative Tenant Changes), Tenant, at Tenant’s sole cost and expense, shall on Business Days during Business Hours require Tenant’s general contractor and all subcontractors to verify on site dimensions and existing conditions and to attend a pre-construction meeting with Landlord’s construction or building manager to determine suitable access routes to the Demised Premises, designated loading, unloading and storage areas for materials, working hours, temporary utilities, safety precautions and procedures, rubbish. removal and scheduling procedures.

B. Tenant shall cause all Tenant Changes to be performed (i) in compliance with all Legal Requirements and Insurance Requirements and in compliance with Landlord’s construction rules and regulations attached hereto Exhibit 13.06B (as amended from time to time in accordance with and subject to the provisions of Article 26 hereof, the “Construction Rules and Regulations”) and made a part hereof and the Design Guidelines, (ii) in such manner as not to unreasonably interfere with the Operation of the Property and so as not to cause labor problems in the Building or the Unit, (iii) with diligence and continuity to completion, (iv) using new, first class materials, and (v) substantially in accordance with the Final Working Drawings submitted to and approved by Landlord as the same may be modified from time to time with Landlord’s approval (it being agreed that (A) Landlord’s approval shall not be required for any Permitted Tenant Change or for any change order of less than $50,000 unless the same materially changes the scope of the Tenant Change or is of such a nature (regardless of cost) that it would independently be subject to Landlord’s consent and (B) the provisions of this clause (v) shall be applicable to changes to the Construction Plans). Landlord shall be under no obligation to coordinate the performance of any work to be performed as part of any Tenant Change or prepare the Demised Premises therefor and Landlord shall not have liability to Tenant with respect to the installation thereof. Subject to the Construction Rules and Regulations with respect to the manner of performance of Tenant Changes, Tenant shall be permitted to perform Tenant Changes during Business Hours and at all other times, except that, with respect to any Prohibited Work, Tenant shall furnish Landlord with reasonable advance notice thereof and such Prohibited Work shall only be performed during hours other than Business Hours on Business Days as reasonably designated by Landlord. Tenant shall be solely responsible for any additional costs incurred as a result of the foregoing requirement.

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C. If the connection of any utilities, fittings or fixtures of Tenant shall require a temporary shut-down of any Building system or service or shall interfere with Building operations or the use of any other portion of the Building, then the same shall be coordinated with Landlord and shall be performed only with Landlord’s prior consent, which consent shall not be unreasonably withheld provided the same does not adversely affect any other tenant or occupant of the Building or the Unit or the Building common areas or any work being performed by or on behalf of Landlord in connection therewith. Tenant shall, at its sole cost and expense, perform such connection work other than any connection work with respect to the fire alarm, life safety systems, building management systems and/or access control or security systems, which work shall be performed by Landlord’s designated contractors, at Tenant’s sole and reasonable cost and expense not to exceed commercially competitive rates that would be charged by a comparable contractor in the City in the absence of such relationship.

D. If, by reason of the performance of any Tenant Change, any work stoppage or labor disruption or dispute shall occur at or affecting the Building or the Unit (other than any work stoppage or labor disruption or dispute affecting only the Demised Premises), Tenant shall cease the performance of such Tenant Change during the continuance of such work stoppage or labor disruption or dispute, provided that Landlord and Tenant shall reasonably cooperate with one another to seek to resolve the basis for such work stoppages or dispute. If by reason of the performance of any Tenant Change (i) there shall be any material interference with (a) the use and enjoyment of the premises demised to any other tenant or occupant in the Building and/or the Unit or to the Building common areas or (b) any work being performed by or on behalf of Landlord therein and/or (ii) the Demised Premises or the Building and/or the Unit or the Building common areas (or any work or installations in either) shall be damaged, then Tenant shall immediately remedy or remove such condition or conditions.

E. It is understood that Landlord’s and Tenant’s contractors may at times be working in the Premises simultaneously (but in no event shall Tenant’s contractors be permitted to perform any work in the Demised Premises before the Commencement Date except as provided in Section 2.03G hereof). Landlord and Tenant agree that, in connection with the performance of their respective work, the contractors of each will work harmoniously with the contractors of the other and the contractors will do nothing to impede the work being performed by the other’s contractors, including the storage of its tools and materials, labor unrest or jurisdictional disputes or any other things that may prevent or delay Landlord’s contractors from completing the Base Building Work, the Fit-out or any other alterations or work being performed by or on behalf of Landlord at the Building.

F. Tenant shall use reasonable efforts to protect the Demised Premises, including the Fit-out Work and all Base Building Work therein, from damage by Tenant’s contractors, subcontractors and movers, and shall pay for any replacements, repairs or extra cleaning necessitated by any damage caused to the Demised Premises by such contractors or subcontractors or the moving by contractors, subcontractors, movers or other agents of Tenant of fixtures, equipment, furnishings, furniture and other property into or out of the Demised Premises. Landlord shall use reasonable efforts to protect the Demised Premises from damage by Landlord’s contractors, or subcontractors, and shall pay for any replacements, repairs or extra cleaning necessitated by any damage caused to the Demised Premises by such contractors or subcontractors.

G. Tenant shall not store any materials and equipment used for or in connection with any Tenant Changes (including the FF&E Work) other than within the Premises.

H. Tenant shall, throughout the performance of the FF&E Work, promptly remove all rubbish and debris from the Premises using a refuse remover designated by Tenant and reasonably acceptable to Landlord but in no event shall Tenant or any contractors, materialmen, laborers or other Persons claiming by or through Tenant use any containers of the Base Building Contractor.

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been requested with respect to the omitted portions.

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13.07 Payment for the Work.

A. All Tenant Changes shall be performed by Tenant at its sole cost and expense.

B. (i) Subject to the provisions of clause (iv) below, before proceeding with any Tenant Change estimated to cost in excess of the Alteration Threshold Amount, Tenant shall furnish to Landlord one of the following (as selected by Landlord): (a) a cash deposit, (b) an irrevocable, unconditional, negotiable letter of credit, issued by and drawn on a bank or trust company which is a member of the Clearing House in a form reasonably satisfactory to Landlord; in each instance, in an amount equal to one hundred ten (110%) percent of the estimated cost of the Tenant Change or (c) such other security as Landlord may reasonably require. For the purposes hereof, “Alteration Threshold Amount” shall mean $500,000 exclusive of the cost of purely decorative items and furniture, fixtures and equipment.

(ii) Upon (a) the completion of the Tenant Change in accordance with the terms of this Article 13 and (b) the submission to Landlord of proof evidencing the payment in full for said Tenant Change including delivery of waivers of mechanic’s liens (in form reasonably satisfactory to Landlord), the security deposited under Section 13.07B(i) hereof) shall, provided Tenant is not then in monetary default or material non-monetary default hereunder, in each instance, beyond the expiration of any applicable notice and/or cure period, be returned to Tenant.

(iii) Upon Tenant’s failure to properly perform, complete and fully pay for the said Tenant Change, as reasonably determined by Landlord, and upon Tenant’s failure to do so within fifteen (15) days after receipt of notice thereof from Landlord (or such longer period as shall be necessary provided Tenant is diligently pursuing such performance), Landlord shall be entitled to draw on the security deposited under Section 13.07B(i) or Article 29 hereof or any other provision hereof to the extent it deems necessary to complete any incomplete Tenant Change or otherwise hazardous condition, to effect any necessary restoration and/or protection of the Premises, the Unit or the Real Property and to apply such funds to the payment or satisfaction of any costs, damages or expenses in connection with the foregoing and/or Tenant’s obligations under this Article 13 and this Lease relating to Tenant Changes and repairs, including the satisfaction of any mechanic’s liens

(iv) The provisions of this Section 13.07B shall not be applicable to the Fit-out Work.

C. Any mechanic’s lien filed against the Building and/or the Unit for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, any Affiliate or subtenant of Tenant, or any other Person acting by or under any of the foregoing shall be discharged or bonded over by Tenant within thirty (30) days after Tenant shall have received notice (from whatever source) thereof If Tenant shall fail to discharge or bond over any mechanic’s lien within such thirty (30) day period as aforesaid, Landlord may, but shall not be obligated to, discharge the mechanic’s lien by bond, payment or otherwise and the cost of the discharge, together with interest thereon at the Interest Rate, will be paid by Tenant to Landlord as Additional Rent within thirty (30) days of Landlord’s demand therefor.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

13.08 Violations. A. In the event any notice of violation is placed against the Unit or the Improvements arising out of any Tenant Change, Tenant shall cure such violation within thirty (30) days after notice thereof or if such violation is of such a nature that it cannot be cured within said thirty (30) day period, Tenant shall commence the curing of said violation within said thirty (30) day period and shall thereafter diligently prosecute to completion all steps necessary to cure such violation. If Tenant fails to cure such violation as aforesaid, Landlord may, but shall not be obligated to, cure the violation by whatever action Landlord reasonably deems to be necessary, including the removal of all or any part of the Tenant Change, and the cost of the action taken by Landlord to cure such violation shall be paid by Tenant to Landlord as Additional Rent within thirty (30) days of Landlord’s demand therefor.

B. If, in connection with the performance of any Tenant Change, there is any violation of Legal Requirements, the compliance with which is the responsibility of Landlord in accordance with this Lease (each, a “Landlord’s Violation”) which shall legally delay (or prevent) Tenant from obtaining any governmental permits, consents, approvals or other documentation legally required by Tenant to perform such Tenant Changes, then Landlord, upon notice from Tenant, shall promptly and diligently proceed to cure such Landlord’s Violation.

13.09 Landlord’s Costs. Subject to the provisions of Section 13.02A(ii) hereof, all reasonable, out-of-pocket third-party costs reasonably incurred by Landlord in connection with any Tenant Change, including review of Final Working Drawings shall be paid by Tenant as Additional Rent within thirty (30) days after Landlord’s demand therefor. Notwithstanding anything to the contrary in this Section 13.09, Landlord shall not charge any “tap-in” or “tie-in” fees, (or any similar fees) in connection with Class E systems, any supplemental or temporary HVAC systems in the Premises, sprinklers or other mechanical, electrical or plumbing systems in connection with any Tenant Changes, nor shall Landlord charge Tenant any supervisory or administrative fees or surcharges in connection with any Tenant Changes, except (A) that Tenant shall be responsible for any actual, reasonable out-of-pocket cost incurred by Landlord in connection with any Landlord’s Consultants that supervise any such tap-ins and (B) as otherwise expressly provided in Section 2.03 hereof.

13.10 Fixtures. A. All alterations, installations, additions or improvements upon the Demised Premises, made by any Person, including all paneling, decoration, non-removable partitions, railings, galleries and the like, affixed to the realty so that they cannot be removed without material damage to the Building and/or the Unit (collectively, “Fixtures”) shall remain in the Demised Premises upon the expiration or earlier termination of the Term. All Tenant’s Property shall be the property of Tenant, and shall be removed by Tenant on or before the expiration of the Term or sooner termination thereof and, in case of any damage to the Building and/or the Unit by reason of their removal, Tenant shall repair any such damage. Any items of Tenant’s Property which remain in the Demised Premises after fifteen (15) days following the expiration or any earlier termination of this Lease shall, after ten (10) days’ notice to Tenant, be deemed to have been abandoned, and may be retained by Landlord as Landlord’s property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine, at Tenant’s sole cost and expense.

B. Tenant shall not be permitted to install in, or otherwise make a part of, the Premises any Fixtures or other materials, articles, fixtures, furnishings or equipment which are subject to “liens”, “conditional sales contracts”, “chattel mortgages” or “security interests” (as such quoted terms are defined in the Uniform Commercial Code as in effect in the State of New York at the time of the making of the alteration) or other title retention or instrument of similar import.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

13.11 Construction Agreements. A. All construction agreements valued at One Hundred Thousand Dollars ($100,000) or more shall include the following provisions:

(i) [“Contractor” / “Subcontractor” / “Materialman”] hereby agrees that immediately upon the purchase by [“contractor” / “subcontractor” / “materialman”] of any building materials to be incorporated in the Demised Premises, such materials shall become the sole property of the Ground Lease Landlord, notwithstanding that such materials have not been incorporated in, or made a part of, such Demised Premises and/or the Common Elements at the time of such purchase; provided, however, that neither Landlord nor any Superior Parties shall be liable in any manner for payment to [“contractor” / “subcontractor” / “materialman”] in connection with the purchase of any such materials, and neither Landlord nor any Superior Parties shall have any obligation to pay any compensation to [“contractor” / “subcontractor” / “materialman”] by reason of such materials becoming the sole property of Ground Lease Landlord.

(ii) [“Contractor” / “Subcontractor” / “Materialman”] hereby agrees that notwithstanding that [“contractor” / “subcontractor” / “materialman”] performed work at the Demised Premises and/or the Common Elements or any part thereof, neither Landlord nor any Superior Parties shall be liable in any manner for payment to [“contractor” / “subcontractor” / “materialman”] in connection with the work performed at the Demised Premises, the Building and/or the Common Elements.

(iii) [“Contractor” / “Subcontractor” / “Materialman”] hereby agrees to make available for inspection by Landlord and the other Superior Parties, during reasonable business hours, [“contractor’s” / “subcontractor’s” / “materialman’s”] books and records relating to the Tenant Changes being performed or the acquisition of any material or equipment to be incorporated into the Demised Premises, the Building and/or the Common Elements.

(iv) Neither Landlord nor any of the Superior Parties is a party to this [“contract” / “agreement”] and will in no way be responsible to any party for any claims of any nature whatsoever arising or which may arise from such [“contract” / “agreement”].

(v) All covenants, representations, guaranties and warranties of [“contractor” / “subcontractor” / “materialman”] set forth in the preceding four paragraphs shall be deemed to be made for the benefit of Landlord and Ground Lease Landlord and shall be enforceable by Landlord and Ground Lease Landlord.

B. Each agreement between Tenant and any contractor, materialman or other party performing any Tenant Change shall contain a representation made by such contractor, materialman or other party that such party is not a Prohibited Person or a Person on the List and shall contain a termination right for the benefit of Tenant if such representation shall at any time be untrue.

13.12 Construction Representatives. Landlord and Tenant shall each designate a representative (each, a “Construction Representative”) who shall serve as its representative during the performance of the Base Building Work and the Fit-out Work. Tenant’s initial Construction Representative shall be James Doherty, principal in charge, or Michael Delisio, project manager, both of TPG Architecture, and Landlord’s initial Construction Representative shall be Jesse Cooperman. Landlord’s Construction Representative shall provide administration of the Base Building Work and the Fit-out Work and is authorized to bind Landlord in all matters relating to the Base Building Work, the Fit-out Work and the coordination thereof Tenant’s Construction Representative shall use good faith

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

reasonable efforts to coordinate with Landlord’s Construction Representative. Tenant’s Construction Representative shall provide administration of the FF&E Work and is authorized to bind Tenant in all matters relating to the Fit-out Work and the FF&E Work and the coordination thereof. Tenant’s Construction Representative shall use good faith reasonable efforts to coordinate with Landlord’s Construction Representative. During the course of the Fit-out Work, the FF&E Work and the Base Building Work (i) all instructions to Landlord shall be directed by Tenant’s Construction Representative to Landlord’s Construction Representative, and Tenant shall be responsible for such directions and (ii) all instructions to Tenant shall be directed by Landlord’s Construction Representative to Tenant’s Construction Representative, and Landlord shall be responsible for such directions. From and after the date hereof until the Commencement Date, Tenant shall cause Tenant’s Construction Representative to meet with Landlord’s Construction Representative (at the Building if so requested by Landlord) once each week during Business Hours and otherwise at times reasonably convenient to all parties, in order to assist in the coordination by Landlord of the Fit-out Work. Any change in a Construction Representative shall be effective the next Business Day after Landlord’s or Tenant’s receipt of the other’s notice thereof.

ARTICLE 14

RIGHT TO PERFORM OBLIGATIONS

14.01 If Tenant shall default in the observance or performance of any term or covenant on its part to be observed or performed under this Lease, and such default shall continue beyond the expiration of any applicable notice and/or cure period therefor, Landlord, without being under any obligation to do so and without thereby waiving such default, may, upon at least five (5) days’ prior written notice to Tenant (or such shorter periods, if any, as may be feasible in the case of an emergency), remedy such default for the account of Tenant. All reasonable expenditures made by Landlord in connection therewith, including reasonable attorneys’ fees and disbursements in performing the same, with interest at the Interest Rate, shall be deemed to be Additional Rent hereunder and shall be paid to it by Tenant within thirty (30) days after demand.

ARTICLE 15

NO LIABILITY OF LANDLORD; FORCE MAJEURE

15.01 Except as otherwise may be expressly set forth in this Lease, neither Landlord nor any Landlord Parties has made any representations, warranties or promises with respect to the Unit, the Building, the Common Elements, the Building common areas, the Land, the Improvements or the Demised Premises and except as herein expressly set forth no rights, easements or licenses are acquired by Tenant by implication or otherwise.

15.02 Except as otherwise expressly provided in Articles 17 and 18 and Section 6.07A hereof, this Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is unable to make or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures, if Landlord is prevented or delayed from so doing by reason of Force Majeure or Tenant Delay. Landlord shall not have liability to Tenant, nor shall Tenant be entitled to terminate this Lease, or be entitled to any abatement or diminution of rent payable by Tenant under this Lease or to any relief from any of its obligations under this Lease (except as expressly set forth in Article 17 hereof in the event of fire or

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

other casualty, Article 18 hereof in the event of a condemnation or as provided in Section 6.07A hereof only) if by reason of strike or labor trouble or any other cause whatsoever beyond the reasonable control of Landlord, including acts of war, emergency, casualty, terrorism, bioterrorism, or governmental preemption in connection with a National Emergency, there is (a) a lack of access to the Building, the Building common areas, the Unit or the Demised Premises (which shall include the lack of access to the Building, the Building common areas or the Demised Premises when it or they are structurally sound but inaccessible due to evacuation of the surrounding area or damage to nearby structures or public areas); (b) reduced air quality or other contaminants in the Building that would adversely affect the Building or its occupants, including the presence of biological or other airborne agents within the Building or the Demised Premises; (c) disruption of mail and deliveries to the Building or the Demised Premises; (d) disruption of telephone and/or other communications services to the Building or the Demised Premises; (e) disruption of any other services to the Demised Premises or any of the Building systems; or (f) an inability for Tenant to otherwise use and/or occupy the Demised Premises for the conduct of its business.

15.03 A. Neither Landlord nor any Landlord Party shall be liable for (i) any damage to property of Tenant or of others entrusted to employees of Landlord, the Condominium, the Building or the Unit, nor for the loss of or damage to any property of Tenant by theft or otherwise, (ii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub surface or from any other place or by dampness or by any other cause of whatsoever nature, except to the extent due to the negligence or willful misconduct of Landlord or any Landlord Party or (iii) any damage caused by other tenants or persons in the Building, except to the extent due to the negligence or willful misconduct of Landlord or any Landlord Party or caused by operations in construction of any private, public or quasi-public work, but the foregoing shall not limit Tenant’s rights or decrease Landlord’s obligations under this Lease.

B. Landlord shall not have liability to Tenant or any other Person by reason of any Window Blocking or if at any time any windows of the Premises are either temporarily darkened or obstructed by reason of any translucent material for the purpose of energy conservation (but Landlord agrees not to install any such translucent material unless required to do so by Legal Requirements), or if any part of the Building, other than the Premises, is temporarily or permanently closed or inoperable, provided that any such occurrences do not (i) materially interfere with Tenant’s use or occupancy of the Premises, (ii) adversely affect Tenant’s access to the Premises, (iii) permanently close the lobby of the Building (provided at all times there shall be at least one entrance to the Building) or (iv) detract from the first class nature of the Building. Notwithstanding the foregoing, (x) Landlord shall not permanently close, darken or obstruct such windows except to the extent required by applicable Legal Requirements and/or Insurance Requirements, and (y) Landlord shall not allow any type of signage to be installed which would have the effect of permanently or temporarily closing, darkening or obstructing any such windows. If at any time the windows of the Premises are temporarily closed, darkened or bricked-up, Landlord shall, subject to the provisions of Section 10.04 hereof, perform such repairs, maintenance, alterations or improvements with reasonable diligence as is reasonably necessary to re-open the same and, unless such condition has been imposed pursuant to Legal Requirements, Landlord shall, subject to the provisions of Section 10.04 hereof, use reasonable efforts to minimize the period of time during which such windows are temporarily closed, darkened, or bricked-up.

15.04 Except to the extent of Landlord’s leasehold estate and interest in and to the unit, no recourse shall be had for any of Landlord’s obligations under this Lease or for any claim based thereon or otherwise in respect thereof against any Landlord Party, past, present or future, or any partner or joint venturer of any partnership or joint venture, or any member of any limited liability company

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

which shall be Landlord hereunder or included in the term “Landlord” or of any successor of any such Person, or against any principal, disclosed or undisclosed, or any such Person, or against any principal, disclosed or undisclosed, or any affiliate of any party which shall be Landlord or included in the term “Landlord,” whether directly or through Landlord or through any receiver, assignee, agent, trustee in bankruptcy or through any other Person, whether by virtue of any constitution, statute or rule of law or by enforcement of an assessment or penalty or otherwise, all such liability being expressly waived and released by Tenant.

15.05 Tenant shall look only and solely to Landlord’s leasehold estate and interest in and to the Unit for the satisfaction of any right of Tenant arising out of this Lease or for the collection of any judgment or other judicial process requiring the payment of money by Landlord in connection with this Lease and no other property or assets of Landlord or any Landlord Party shall be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Tenant’s rights and remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or under law, or Tenant’s use and occupancy of the Demised Premises or any other liability of Landlord to Tenant.

ARTICLE 16

INSURANCE; INDEMNIFICATION

16.01 Tenant shall not do or permit to be done any act or thing in or upon the Demised Premises which will invalidate or be in conflict with the certificate of occupancy (as the same may be amended from time to time as permitted hereunder) or the terms of the New York State standard form of fire, boiler, sprinkler, water damage or other customary insurance policies covering the Building and/or the Unit (collectively, “Building Insurance”) and the fixtures and property therein provided the foregoing do not prohibit the use of the Demised Premises as general, executive and administrative offices.

16.02 Tenant shall not violate, or permit the violation of, any Insurance Requirements, and shall not do (or permit to be done) or keep (or permit to be kept) anything in the Demised Premises or any part thereof that: (a) increases the fire or other casualty or property insurance rate on the Building; the Unit or the property therein over the rate that would otherwise then be in effect unless Tenant shall agree to pay the amount of any such rate increases and Landlord shall consent thereto, which consent shall not be unreasonably withheld; or (b) result in insurance companies of good standing refusing to insure the Building, the Unit or any of such property in amounts reasonably satisfactory to Landlord. If, by reason of a failure of Tenant to comply with the provisions of this Section 16.02, the rate of fire or other casualty or property insurance on the Building, the Unit, or equipment or other property of Landlord shall be higher than it otherwise would be, Tenant shall reimburse Landlord, within thirty (30) days following demand, for that part of the premiums for such insurance paid by Landlord because of such failure on the part of Tenant. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or “make up” of rates for the Building, the Unit or the Demised Premises issued by the New York Fire Insurance Exchange, the Insurance Services Office or other body making fire insurance rates for said premises, shall be presumptive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to the Building, the Unit or the Demised Premises.

16.03 A. Tenant shall secure and keep in full force and effect throughout the term, at Tenant’s sole cost and expense: (i) Commercial General Liability Insurance including fire legal liability, written on an occurrence basis, to afford protection in the amount of ***************

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

($********) combined single limit for bodily injury and property damage including personal injury coverage (with contractual and employee exclusions deleted), broad form property damage coverage, contractual liability coverage as respects any indemnification or hold harmless provisions contained herein, completed operation coverage and independent contractors coverage, or such increased amount as Landlord may reasonably determine from time to time, but in no event may Landlord increase such amount more frequently than every two (2) years or in excess of increases that prudent landlords of Comparable Buildings would require of similarly situated tenants; (ii) “cause of loss/special form” coverage upon the Tenant Changes, Tenant’s Property and, after Substantial Completion thereof, the Fit-out Work for one hundred percent (100%) of replacement cost including, replacement cost coverage and including business interruption coverage; (iii) if not included in the above-mentioned policies, Blanket Broad Form Boiler and Machinery Insurance (including Business Interruption coverage) on all items commonly covered by such insurance and now or hereafter installed by or for Tenant and used exclusively by Tenant, its Affiliates and permitted subtenants, assignees and transferees in amounts reasonably set by Landlord and in no event less than ************** ($********); (iv) Workers’ Compensation Insurance and State Disability Benefits Insurance, as required by law and Employers Liability Insurance of a minimum of **************** ($********) per person and per accident with an umbrella of **************** ($********); (v) terrorism insurance provided the same is available at commercially reasonable rates as reasonably determined by Landlord; and (vi) such other insurance and in such amounts as Landlord may reasonably require from time to time; provided the same are not in excess of what prudent landlords of Comparable Buildings would require of similarly situated tenants. Tenant shall have the right to insure and maintain the insurance coverages set forth in this Section under blanket or umbrella insurance policies covering other premises occupied by Tenant provided that such blanket policies (x) provide the amount of insurance allocable to the Demised Premises shall at all times be not less than the amounts set forth above, and that such amounts will not be reduced by any loss at any other location, and (y) shall comply with the provisions of this Section 16.03. If the insurance required by this Section shall be effected by any such blanket or umbrella policies, Tenant shall furnish to Landlord, executed certificates of such policies showing the insurance (in the proper amounts and with proper coverages) afforded by such policies applicable to the Premises as reasonably requested by Landlord. During the performance of any Tenant Change (including the FF&E Work), Tenant shall cause its construction manager and/or general contractor as well as its major trade contractors and subcontractors to provide Workers’ Compensation Insurance and State Disability Benefits Insurance as required by law, Commercial General Liability Insurance including the coverage described in subsection (i) above except that subcontractors shall only be required to secure Commercial General Liability Insurance, to afford protection in the amount of **************** ($********) combined single limit (or such lower limits as may be approved by Landlord in its reasonable judgment), “cause of loss/special form” insurance including the coverage described in 16.03B below and completed operations coverage which is to be kept in effect for one (1) year after completion of the work, and employers’ liability insurance as described in 16.03A(iv) hereof. Contractors’ and subcontractors’ policies shall comply with Sections 16.04 and 16.05 hereof. Tenant shall be solely responsible for covering the deductibles under the insurance policies provided by or on behalf of Tenant hereunder regardless of whether Landlord has approved the amount of such deductibles.

B. During the period in which the FF&E Work or any other Tenant Changes are being performed, Tenant shall secure and keep in full force and effect (or cause to be secured and kept in full force and effect), at Tenant’s cost, “cause of loss/special form” coverage (including glass breakage, sprinkler leakage and collapse) for one hundred percent (100%) of the replacement cost including a stipulated (agreed) valuation endorsement for the Fit-out Work, the FF&E Work or any other Tenant Changes (whether or not in the course of construction).

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

16.04 All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies (written in form and substance reasonably satisfactory to Landlord) issued by reputable and independent insurers authorized to do business in the State of New York and rated in Best’s Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation), as having a general policyholder rating of “A-” (or the equivalent thereof) and a financial rating of at least “IX” (or the equivalent thereof). All such insurance shall have a term of not less than one (1) year. Upon failure of Tenant to procure, maintain and place such insurance and pay all premiums and charges therefor, Landlord may (but shall not be obligated to) do so, provided that Landlord and Tenant shall each notify the other promptly upon learning of any such failure and provided further that Landlord shall afford Tenant ten (10) Business Days within which to cure any such failure unless such cure period would expose Landlord to any liability, penalty or other burden. If Landlord elects to procure such insurance as aforesaid, Tenant shall pay the amount thereof to Landlord as Additional Rent within thirty (30) days after demand therefor. All policies of insurance procured by Tenant shall contain endorsements providing that (a) the insurance company shall endeavor to provide Landlord with thirty (30) days’ prior notice before such policy shall be cancelled and (b) Tenant shall be solely responsible for the payment of premiums therefor notwithstanding that Landlord is named as an additional insured. Duly executed certificates of insurance reasonably acceptable to Landlord (including evidence ,of the waivers of subrogation required pursuant to Section 17.03 hereof) shall be delivered by Tenant to Landlord on or before the Commencement Date (or such earlier date as may be required hereunder) and thereafter annually on the anniversary date thereof. Further, all policies of insurance procured by Tenant or Landlord shall be written as primary policies not contributing with nor in excess of coverage that Landlord or Tenant may carry, as the case may be. Tenant shall give Landlord at least thirty (30) days’ prior notice of any modification of the insurance that materially affects the coverage of the insured (including any additional insured) thereunder or any cancellation of any coverage.

16.05 All insurance procured by Tenant or its contractors or subcontractors under this Article 16 shall be issued in the name of Tenant and for the benefit of Tenant and with respect to the “cause of loss/special form” insurance policy and the Commercial General Liability Insurance policy, Tenant (and it contractors and subcontractors) shall name Landlord (and each Landlord Party reasonably designated by Landlord), each Condominium Board, as an additional insured and, unless Landlord otherwise requests, each other Superior Party, including the Public Parties, as additional insureds as their respective interests may appear, and shall contain an endorsement that each of Landlord and the Condominium, and any Superior Party, including the Public Parties, although named as additional insureds, nevertheless shall continue to be named as such additional insured under said policies for so long as such policies are in effect for any loss or damages occasioned during the Term to it, its respective agents, employees, contractors, directors, shareholders, partners and principals (disclosed or undisclosed) by reason of the negligence, acts or omissions of Tenant, its servants, agents and employees.

16.06 None of the Fit-out Work, the FF&E Work, Tenant Changes, nor any Tenant’s Property shall be insured by Landlord under Landlord’s insurance policies nor shall Landlord be required under Article 17 or any other provision of this Lease to either reinstall, restore, repair or replace any portion thereof.

16.07 A. Subject to the provisions of Section 17.03 hereof, Tenant shall indemnify and save each of the Indemnitees harmless (except to the extent any claim arises from the negligence or willful misconduct of any Indemnitee) from and against (i) all claims of whatever nature against the Indemnitees arising from any negligence or willful misconduct of Tenant, any Tenant Party or Tenant’s contractors, licensees, agents, servants, employees or, while in the Premises, invitees or visitors, (ii) all

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

claims against the Indemnitees arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in the Premises, (iii) all claims against the Indemnitees arising from any accident, injury or damage occurring outside of the Premises but anywhere within or about the Real Property, to the extent such accident, injury or damage results or is claimed to have resulted from any negligence or willful misconduct of Tenant or Tenant’s contractors, licensees, agents, servants, employees, invitees or visitors, and (iv) any breach, violation or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature (including reasonable attorneys’ fees and disbursements) incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof.

B. Subject to the provisions of Section 17.03, Landlord shall indemnify and save Tenant and each Tenant Party (except to the extent any claim arises from the negligence or willful misconduct of Tenant or any Tenant Party) from and against (i) all claims of whatever nature against Tenant or any Tenant Party arising from any negligence or willful misconduct of Landlord, any Landlord Party or Landlord’s contractors, licensees, agents, servants, employees, invitees or visitors, (ii) all claims against Tenant or any Tenant Party arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in or about the Building outside of the Premises, (iii) all claims against Tenant or any Tenant Party arising from any accident, injury or damage occurring within the Premises, to the extent such accident, injury or damage results or is claimed to have resulted from the negligence or willful misconduct of Landlord, any Landlord Party or Landlord’s contractors, licensees, agents, servants, employees, invitees or visitors, and (iv) any breach, violation or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of Landlord to be fulfilled, kept, observed and performed. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature (including reasonable attorneys’ fees and disbursements but excluding fire legal liability) incurred in or in connection with any such claim or proceeding brought thereon, but shall be limited to the extent any insurance proceeds collectible by Tenant or such injured party with respect to such damage or injury are insufficient to satisfy same.

C. If any claim, action or proceeding is made or brought against either party (the “Indemnified Party”), and pursuant to which claim, action or proceeding the other (the “Indemnifying Party”) shall be obligated to indemnify the Indemnified Party, pursuant to the provisions contained in this Article or other provisions of this Lease (i) the Indemnified Party shall give the Indemnifying Party prompt notice (each an “Indemnified Party Notice”) of such claim or action, (ii) the Indemnifying Party shall, at its sole cost and expense, resist or defend such claim, action or proceeding in the Indemnified Party’s name, if necessary, with counsel selected by it, subject to the reasonable approval of Indemnified Party, which approval shall not be unreasonably withheld but no approval of counsel shall be required in each and every instance where the claim is resisted or defended by counsel of an insurance carrier obligated so to resist or defend such claim, (iii) the Indemnified Party shall reasonably cooperate with the Indemnifying Party and its counsel in the defense of such claim or action, (iv) the Indemnifying Party shall not settle such claim or action without Indemnified Party’s prior consent, which consent shall not be unreasonably withheld provided that the Indemnified Party receives a general release from the claimant in the action with respect to that action, (v) if the Indemnifying Party shall request that the Indemnified Party settle such claim or action, then the Indemnified Party shall accede to such request in any case where the only relief being sought by the claimant or plaintiff in any proposed settlement is monetary damages and the settlement amount is being paid upon the settlement, (vi) if the Indemnifying Party shall defend any such action or proceeding, the Indemnifying Party shall not be liable for the costs

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

of any separate counsel employed by the Indemnified Party, (vii) notwithstanding the foregoing, an Indemnified Party may retain its own attorneys to defend or assist in defending any claim, action or proceeding involving potential liability, as determined by the Indemnified Party in its sole discretion, of **************** ($********) or more, and the Indemnifying Party shall pay the reasonable fees and disbursements of such attorneys; and (viii) in no event shall the Indemnifying Party be liable for consequential, indirect or special damages. If the Indemnified Party fails to give the Indemnified Party Notice within a time period so as not to prejudice the Indemnifying Party’s or its insurer’s ability to defend effectively any action or proceeding brought on such claim or if the Indemnified Party shall not afford the Indemnifying Party the right to defend and control the defense of any such action or proceeding and, in either of such events, the Indemnifying Party is adversely affected and prejudiced thereby, then the Indemnifying Party shall have no obligation under the applicable indemnity set forth in this Lease with respect to such action or proceeding.

D. The provisions of this Section 16.07 shall survive the expiration or earlier termination of this Lease.

16.08 A. Each party hereby releases the other, Tenant hereby releases each Condominium Board and the other Superior Parties, and Landlord hereby agrees to use commercially reasonable efforts to cause the Condominium Boards and the other Superior Parties, to release Tenant with respect to any covered loss (including a claim for negligence, but excluding a claim based upon willful misconduct) which any of the foregoing might otherwise have against the other for loss, damage or destruction with respect to their respective property by fire or other covered peril (including rental value or business interruption) occurring during the Term to the extent to which any of the foregoing are insured under a policy containing a waiver of subrogation or permission for waiver.

B. Notwithstanding anything contained in this Lease to the contrary, neither Landlord nor Tenant shall be liable to the other in connection with any matter arising from or relating to this Lease for any consequential, special or indirect damages.

C. The provisions of this Section 16.08 shall survive the expiration or earlier termination of this Lease.

16.09 Landlord shall keep the Unit insured against property damage and other destruction with “cause of loss/special perils” insurance in the amount of the full replacement value of the Unit, as the value may exist from time to time. Landlord shall maintain commercial general liability insurance against all claims for bodily injury, personal injury and property damage arising out of all operations in connection with the Building in the amount required by (and in compliance with the requirements of) the Unit Ground Lease and any Superior Mortgage. All insurance required to be maintained by Landlord hereunder may be effected pursuant to blanket policies covering other locations of Landlord or its Affiliates, provided that such blanket policies (a) provide that the amount of insurance allocable to the Unit shall at all times not be less than the amounts set forth above, and that such amounts will not be reduced by any loss at any other location, and (b) shall comply with the provisions of this Section 16.09. Such insurance limits required by this Section 16.09 may be satisfied by excess policies.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

ARTICLE 17

DAMAGE BY FIRE OR OTHER CAUSE

17.01 If the Demised Premises or the Unit or the Building shall be partially damaged by fire or other cause, Tenant shall give prompt notice to Landlord after becoming aware thereof and then Landlord shall (except as otherwise provided herein) repair and restore (i) the Base Systems serving the Premises up to the point of connection to the Premises and (ii) the columns, beams, floor slabs, ceiling slabs and perimeter walls of the Premises and the curtain wall and foundation of the Building adjoining the Premises substantially in accordance with the Base Building Criteria therefor and, until the date (the “Casualty Abatement Period Expiration Date”) which is the earlier to occur of (a) ninety (90) days after the date on which such repairs shall be Substantially Completed and (b) the date on which Tenant shall reoccupy such portion of the Demised Premises for the conduct of its business, the Fixed Rent and all Additional Rent shall be apportioned according to the part of the Demised Premises which is usable by Tenant for the conduct of its business in normal fashion (i.e., Tenant shall not be obligated to pay Fixed Rent and Additional Rent with respect only to the portion of the Demised Premises in which Tenant is unable to conduct business in normal fashion by reason of such fire or other cause, but in no event shall Tenant be relieved of its obligation to pay the Additional Fixed Rent). Landlord shall notify Tenant at least ten (10) Business Days prior to the date on which Landlord expects such repairs will be Substantially Completed (or such lesser period as may be equal to the estimated time period required for Landlord to perform such repairs). If the Demised Premises are totally or substantially damaged or are rendered wholly or substantially untenantable or inaccessible by fire or other cause insured or required to be insured pursuant to this Lease, then the Fixed Rent and the Additional Rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the Casualty Abatement Period Expiration Date (but in no event shall Tenant be relieved of its obligation to pay the Additional Fixed Rent), subject to Landlord’s or Tenant’s right to elect not to restore the same as hereinafter provided. If the Building, Common Elements or the Unit shall be so damaged (whether or not the Demised Premises are damaged in whole or in part) that Landlord or the Condominium Boards, as the case may be, shall decide to demolish it or not to rebuild it and Landlord shall terminate leases for office space in the Unit affecting not less than sixty percent (60%) of the aggregate of RSF then under lease in the Unit, then Landlord may, within sixty (60) days after such fire or other cause, give Tenant a notice of such decision and thereupon the Term of this Lease shall expire by lapse of time upon the tenth (10th) day after such notice is given, and Tenant shall promptly thereafter vacate the Demised Premises and surrender the same to Landlord in accordance with the terms of this Lease. Tenant hereby expressly waives the provision of Section 227 of the Real Property Law and agrees that the foregoing provision of this Article 17 shall govern and control in lieu thereof, ) this Article 17 being an express agreement.

17.02 Except for the abatement of Rent set forth in Section 17.01 hereof, no damage, compensation or claims shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises, the Unit or of the Building. Landlord shall use reasonable and diligent efforts to effect the repairs required to be performed by Landlord under this Article promptly and in such a manner as not unreasonably to interfere with Tenant’s occupancy of the floors not affected by such damage or casualty (which reasonable efforts shall include coordination with Tenant in scheduling such repairs or restoration but which shall in no event obligate Landlord to pay overtime or other premium rates).

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

17.03 The parties hereto shall each procure and maintain in force and effect an appropriate clause in, or endorsement on, any property insurance covering the Demised Premises and the Building and/or the Unit and the personal property, fixtures and equipment located therein or thereon and any rent insurance carried by Landlord and any business interruption insurance carried by Tenant, pursuant to which the insurance companies waive subrogation. Provided that its right of full recovery under its insurance policies is not adversely affected thereby, each of the parties hereto hereby releases and will not make any claims against or seek to recover from the other for any loss or damage to its property resulting from fire or other hazards to the extent covered by such property or other insurance that each party is required hereunder to maintain or does otherwise maintain hereunder (or to the extent the same would have been covered if the parties hereunder were carrying all insurance required hereunder). The waiver of subrogation in this Section 17.03 shall extend to both Landlord Parties and Tenant Parties.

17.04 Tenant acknowledges that Landlord will not carry insurance on Tenant’s Property, any Tenant Changes (including Specialty Alterations), or the Fit-out Work, and Tenant agrees that Tenant shall be solely responsible to insure and shall insure the same in accordance with the provisions of this Lease and that Landlord will not be obligated to insure or repair any damage thereto or to replace the same. Unless this Lease is terminated pursuant to this Article 17, Tenant shall complete the repair and restoration of the Fit-out Work, the FF&E Work, any Tenant Changes and Tenant’s Property within a reasonable period of time after the occurrence of the casualty and substantial completion of Landlord’s restoration obligations under this Article in accordance with the provisions of this Lease, including Article 13 hereof, subject to delays due to Force Majeure.

17.05 Notwithstanding anything herein to the contrary, if all or any portion of the Demised Premises is damaged or rendered untenantable or inaccessible by fire or other cause, then Landlord (if it has not theretofore cancelled this Lease pursuant to the provisions of this Article) shall, within sixty (60) days after such fire or other casualty (the “Restoration Trigger Date”), deliver to Tenant a statement (a “Restoration Damage Statement”) prepared by a reputable, independent licensed architect or engineer or contractor selected by Landlord setting forth such architect’s or engineer’s or contractor’s reasonable estimate as to the time required to repair such damage, together with a notice from Landlord to the effect that if Tenant fails to respond to such notice within the thirty (30) day period described in the following sentence, then Tenant shall be deemed to have waived its rights to terminate this Lease pursuant to this Section 17.05. If the estimated time period to perform such repairs extends beyond the date that is sixteen (16) months (or if such casualty shall occur during the last eighteen (18) months of the Term, within nine (9) months) following the Restoration Trigger Date (as such period may be extended due to Force Majeure delay (not to exceed sixty (60) days) or due to Tenant Delay), Tenant may elect, as its sole and exclusive remedy, to terminate this Lease by notice to Landlord sent not later than thirty (30) days following receipt of the Restoration Damage Statement, time being of the essence with respect thereto. In the event that the Demised Premises shall be damaged by fire or other casualty, and the repair work required to be performed by Landlord hereunder is not Substantially Completed within sixteen (16) months (or if such casualty shall occur during the last eighteen (18) months of the Term, within nine (9) months) following the Restoration Trigger Date (as such period may be extended due to Force Majeure delay (not to exceed sixty (60) days) or due to Tenant Delay) to such a degree that the Demised Premises are useable by Tenant (or such longer period as is set forth in the Restoration Damage Statement if Tenant does not terminate this Lease pursuant to the provisions set forth hereinabove), Tenant may thereafter elect, as its sole and exclusive remedy, upon not less than thirty (30) days’ prior notice (the “Restoration Termination Notice”) to Landlord, cancel and terminate this Lease as of the date set forth in such Restoration Termination Notice (such date being the “Restoration Termination Date”), provided that such Restoration Termination Date shall be no less than thirty (30) days after the giving of such Restoration Termination Notice by Tenant. Notwithstanding the foregoing, if Tenant shall properly deliver the Restoration Termination Notice, but the Demised Premises (and access and services thereto, as the case may be) shall be substantially restored to the extent required herein on or prior to the Restoration Termination Date, then such Restoration Termination Notice shall be null and void and of no force or effect and this Lease shall remain in full force and effect.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

17.06 In the event this Lease is terminated as provided in this Article 17, neither party shall have the duty to repair and/or restore the Demised Premises or any other part of the Building.

17.07 Notwithstanding anything in this Article 17 to the contrary, each Condominium Board, and not Landlord, subject to the provisions of Article 35 hereof, shall be responsible for all repairs to the Building, the Common Elements, the Unit and the Demised Premises which, pursuant to the Condominium Documents, such Condominium Board is required to repair and/or restore, but Landlord shall be obligated to enforce the obligations of the Condominium Board as set forth in Article 35 hereof.

ARTICLE 18

CONDEMNATION

18.01 If the whole or any material part of the Demised Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of this Lease. Tenant acknowledges that Landlord shall be entitled to receive the entire compensation or award therefor. Notwithstanding the foregoing, Tenant may make a separate claim in any eminent domain proceeding (affecting all or any portion of the Demised Premises) solely for the then value of Tenant’s Property, the unamortized cost of all Tenant Changes made by Tenant to the Demised Premises at Tenant’s expense during the Term, any increased rent which Tenant is (or would be) required to pay for new space, and/or for any moving expenses incurred by Tenant in connection therewith provided that any such award shall not result in a reduction of the award made to Landlord in connection therewith. If only a non-material part of the Demised Premises shall be acquired or condemned by eminent domain as aforesaid and this Lease shall not be terminated, this Lease and the term of this Lease shall continue in full force and effect, provided, however, that from and after the date of the vesting of title, the Fixed Rent and Additional Rent shall be equitably reduced to include only that portion of the Demised Premises that was not acquired or condemned by eminent domain.

18.02 If the temporary use or occupancy of all or any part of the Demised Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the Term of this Lease, Tenant shall be entitled, except as hereinafter set forth, to receive that. 1 , portion of the award or payment for such taking which represents compensation for the use and occupancy of the Demised Premises, for the taking of Tenant’s Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the Fixed Rent and Additional Rent when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date of this Lease, that part of the award which represents compensation for the use and occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such Expiration Date and Landlord shall receive so much thereof as represents the period after such Expiration Date. All monies paid as, or as part of, an award or temporary use and occupancy for a period beyond the date to which the Fixed Rent and Additional Rent have been paid shall be received, held and applied by Landlord as a trust fund for payment of the Fixed Rent and Additional Rent becoming due hereunder.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

ARTICLE 19

BANKRUPTCY

19.01 To the extent allowable under the Bankruptcy Code and other applicable Legal Requirements (collectively, “Bankruptcy Requirements”) if, at any time prior to the date herein fixed as the Commencement Date, a Bankruptcy Event shall occur, this Lease shall be cancelled and terminated, in which event neither Tenant nor any Person claiming through or under Tenant (including Guarantor) or by virtue of any statute or of an order of any court shall be entitled to possession of the Demised Premises and Landlord, in addition to the other rights and remedies given by Section 19.03 hereof and by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others (including Guarantor) on behalf of Tenant upon the execution hereof.

19.02 To the extent allowable under the Bankruptcy Requirements, if at the date fixed as the Commencement Date or if at any time during the Term a Bankruptcy Event shall occur, this Lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated, in which event neither Tenant nor any Person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises.

19.03 To the extent allowable under the Bankruptcy Requirements, it is stipulated and agreed that in the event of the termination of this Lease pursuant to Sections 19.01 or 19.02 hereof, Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the Term demised and the then fair and reasonable rental value of the Demised Premises for the same period. To the extent allowable under the Bankruptcy Requirements, in the computation of such damages, the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Demised Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of the Prime Rate minus two percent (2%) per annum. If the Demised Premises or any part thereof be re-let by Landlord for the unexpired Term of this Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, to the extent allowable under the Bankruptcy Requirements, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part or the whole of the Demised Premises so re-let during the term of there-letting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by the Bankruptcy Requirements governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

19.04 To the extent allowable under the Bankruptcy Requirements, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated Fixed Rent, Additional Rent or Rent, shall constitute rent for the purposes of Section 502(b )(7) of the Bankruptcy Code.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

ARTICLE 20

DEFAULTS AND REMEDIES; WAIVER OF REDEMPTION

20.01 A. This Lease and the estate and the term hereby granted are subject to the limitation that if (i) Tenant shall default in (a) the payment of the Fixed Rent reserved herein or any item of Recurring Additional Rent or any part of either, for a period of ten (10) days after notice to Tenant of such default or (b) the providing or maintaining of any security required under Section 13.07 or Article 29 hereof (including the replacement of any cash security delivered upon the execution hereof with a Satisfactory Letter of Credit as required under Section 29.01 hereof) for a period of five (5) days after notice to Tenant of such default; (ii) Tenant shall default in the payment of any other Additional Rent or any other payment herein provided for more than ten (10) Business Days after notice from Landlord of such default; (iii) Tenant defaults in fulfilling any of the covenants of this Lease, other than the covenants for the payment of Fixed Rent or Additional Rent or other enumerated defaults in this Section 20.01A, then, in any one or more of such events, upon Landlord serving a written thirty (30) days’ notice upon Tenant specifying the nature of said default, and upon the expiration of said thirty (30) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said thirty (30) day period, and if Tenant shall not have diligently commenced curing such default within said thirty (30) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default; (iv) Tenant shall fail to pay the monthly installment of Fixed Rent, Additional Fixed Rent or Recurring Additional Rent, more than three (3) times in any period of twelve (12) months by the later of (a) the tenth (10th) day of the month or (b) five (5) Business Days after Landlord provides notice that such installment was not received; and/or (v) Guarantor has defaulted under the Lease Guaranty beyond the expiration of any applicable notice and/or cure period set forth therein, then in any of said events Landlord may give to Tenant notice of intention to terminate this Lease to end the Term and the estate hereby granted at the expiration of five (5) Business Days from the date of the giving of such notice, and, in the event such notice is given, this Lease and the Term and estate hereby granted (whether or not the Term shall have commenced) shall terminate upon the expiration of said five (5) Business Days with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as hereinafter provided in this Article 20.

B. Nothing in Section 20.01A shall be deemed to require Landlord to give any further notice in addition to the notices, if any required under such Section prior to the commencement of a summary proceeding for nonpayment of rent or a plenary action for the recovery of rent on account of any default in the payment of the same; it being intended that such notices are for the sole purpose of creating a conditional limitation hereunder pursuant to which this Lease shall terminate, and if Tenant thereafter remains in possession or occupancy, it shall become a holdover tenant.

20.02 If this Lease and the Term shall terminate as provided in Section 20.01A hereof:

(i) Landlord and Landlord’s agents, employees, contractors and/or subcontractors may at any time after the Term shall terminate, re-enter the Premises or any part thereof, without further notice (other than the notices provided for in Section 20.01A hereof), either by summary proceedings or by any other applicable action or proceeding permitted by law and/or (but only to the extent permitted by applicable law) by forcible entry, changing of locks, removal of Tenant’s Property and/or other “self-help” remedies (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and thereafter remove any and all of its or their property and effects from the Demised Premises, without Landlord incurring any liability to Tenant on account thereof, to the end that Landlord may have, hold and enjoy the Demised Premises and in no event shall re-entry be deemed an acceptance of surrender of this Lease; and

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

(ii) Landlord, at its option, may relet the whole or any part or parts of the Demised Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other terms and conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to relet the Demised Premises or any part thereof and Landlord shall not have liability to Tenant for refusal or failure to relet the Demised Premises or any part thereof or, in the event of such reletting, refusal or failure to collect any rent upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability. Landlord, at Landlord’s option, may make such repairs, alterations, additions, decorations and other physical changes in and to the Demised Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

20.03 Tenant, on its own behalf and on behalf of all Persons claiming by, through or under Tenant, including all creditors, does, to the fullest extent permitted by law, hereby expressly waive any and all rights which Tenant and all such Persons might otherwise have to (a) the service of any notice of intention to re-enter or to institute legal proceedings to that end (except for any notices expressly provided for in this Lease, including this Article 20)), (b) redeem the Demised Premises or any interest therein, (c) re-enter or repossess the Demised Premises, or (d) restore the operation of this Lease, after Tenant shall have been dispossessed by a judgment or by a warrant of any court or judge, or after any re-entry by Landlord, or after any termination of this Lease, whether such dispossess, reentry by Landlord or termination shall be by operation of law or pursuant to the provisions of this Lease. The words “re-enter”, “re-entry” and “re-entered” as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

20.04 In the event of any breach or threatened breach by Tenant or Landlord hereunder or by any Person claiming through or Tenant or Landlord, as the case may be, of any term, covenant or condition of this Lease, the other party shall have the right to enjoin such breach or threatened breach or, subject to the limitations contained herein, to invoke any other right or remedy allowed by law or in equity.

20.05 If this Lease shall terminate as provided in Section 20.01A or by or under any summary proceeding, or any other action or proceeding, then, in any of said events:

(a) Tenant shall pay to Landlord all Rents to the date upon which this Lease shall have been terminated or to the date of re-entry upon the Demised Premises by Landlord, as the case maybe;

(b) Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Rents due at the time of such termination or re-entry (in such order and in such amounts as Landlord shall elect in its sole discretion) or, at Landlord’s option, against any damages payable by Tenant and, after all such Rents and damages have been paid in full, any remainder shall be returned to Tenant.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

(c) Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency between (i) the Rents payable hereunder for the period which otherwise would have constituted the unexpired portion of the Term (conclusively presuming the Recurring Additional Rent and Electricity Additional Rent to be the same as payable for the year immediately preceding such termination or re-entry on an annualized basis if such Additional Rent was not paid for a full year) and (ii) the net amount if any of Rents (“Net Rent”) collected under any reletting effected pursuant to the provisions of Section 20.02(ii) hereof for any part of such period (first deducting from the Rents collected under any such reletting all of Landlord’s costs and expenses in connection with the termination of this Lease or Landlord’s re-entry upon the Demised Premises and in connection with such reletting, including, repossession costs, brokerage commissions, legal expenses, alteration costs and other expenses of preparing the Demised Premises for such reletting).

(d) Any deficiency in accordance with subsection (c) above shall be paid in monthly installments by Tenant on the days specified in this Lease for the payment of installments of Fixed Rent. Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise and no suit to collect the amount of the deficiency for any month shall prejudice Landlord’s right to collect the deficiency for any prior or subsequent month by a similar proceeding. Alternatively, suit or suits for the recovery of such deficiencies may be brought by Landlord from time to time at its election.

(e) If Tenant shall fail to pay to Landlord any amount referenced in subsection (c) or (d) above on the date when the sum shall be due or in lieu thereof, then, without further notice to Tenant and whether or not Landlord shall have collected any monthly deficiencies as aforesaid, Landlord, at its option, shall be entitled to recover from Tenant, and Tenant shall pay Landlord, on demand, as and for liquidated and agreed final damages and not as a penalty, a sum equal to the amount by which the Rents for the period to the then stated Expiration Date from the later of the date of termination of this Lease or the date through which monthly deficiencies shall have been paid in full (conclusively presuming Recurring Additional Rent and Electricity Additional Rent to be the same as payable for the year immediately preceding such termination or re-entry on an annualized basis if such Additional Rent was net paid for a full year) exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted at the Prime Rate minus two percent (2%) per annum to present worth.

(f) In no event shall Tenant be entitled (i) to receive any excess of any Net Rent under subsection (c) over the sums payable by Tenant to Landlord hereunder or (ii) in any suit for the collection of damages pursuant to this Section, to a credit in respect of any Net Rent from a reletting except to the extent that such Net Rent is actually received by Landlord prior to the commencement of such suit. If the Demised Premises or any part thereof should be relet in combination with other space or for a term that extends beyond the then stated Expiration Date, then proper apportionment (on a per square foot rentable area basis in the case of a reletting in combination with other space outside of the Demised Premises) shall be made of the rent received from such reletting and of the expenses of reletting.

20.06 A. If this Lease be terminated as provided in Section 20.01A or by or under any summary proceeding or any other action or proceeding, Tenant covenants and agrees, notwithstanding anything to the contrary contained in this Lease:

(i) that the Demised Premises shall be required to be in the same condition as that in which Tenant has agreed to surrender the Demised Premises to Landlord on the Expiration Date;

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

(ii) that Tenant, on or before the occurrence of any event of default hereunder, shall have performed every covenant contained in this Lease relating to the making of any Tenant Changes to the Demised Premises or for repairing any part of the Demised Premises; and

(iii) that, for the breach of either subsection (i) or (ii) of this Section 20.06A, or both, Landlord shall be entitled, without limiting any other damages payable by Tenant hereunder, to recover, and Tenant shall pay, as and for agreed damages therefor, the then cost of performing such covenants, plus interest thereon at the Interest Rate for the period between the date of the occurrence of any default and the date when any such work or act, the cost of which is computed, should have been performed under the other terms of this Lease had such default not occurred.

B. Each and every covenant contained in this Section shall be deemed separate and independent, and not dependent on any other term of this Lease for the use and occupation of the Demised Premises by Tenant, and the performance of any such term shall not be considered to be rent or other payment for the use of the Demised Premises. It is understood that the consideration for the covenants in this Section is the making of this Lease, and the damages for failure to perform the same shall be in addition to and separate and independent of the damages accruing by reason of default in observing any other term of this Lease.

20.07 Except as set forth in Section 16.08B hereof, nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

20.08 Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right provided for in this Lease or now or hereafter existing at law or in equity (including the equitable remedies of specific performance and injunctive relief), by statute or otherwise, and the exercise or beginning of the exercise by a party of any one or more of such rights shall not preclude the simultaneous or later exercise by such party of any or all other rights provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise.

20.09 The provisions of this Article 20 shall survive the expiration or earlier termination of this Lease.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

ARTICLE 21

COVENANT OF QUIET ENJOYMENT

21.01 So long as this Lease is in full force and effect, Landlord covenants and agrees with Tenant that Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease.

ARTICLE 22

SURRENDER OF PREMISES

22.01 Upon the expiration or other termination of the Term of this Lease, Tenant shall, at Tenant’s sole cost and expense, quit, surrender, vacate and deliver the Demised Premises to Landlord broom clean and in good order, condition and repair except for ordinary wear, tear and damage by fire or other casualty and condemnation, together with all Tenant Changes (except as otherwise provided for in this Lease and subject to Tenant’s obligation to remove any Specialty Alteration, Hazardous Materials and other items pursuant to the terms hereof) and shall remove all Tenant’s Property therefrom.

22.02 A. Tenant acknowledges that possession of the Demised Premises must be surrendered to Landlord at the expiration or sooner termination of the Term hereof. The parties recognize and agree that the damages to Landlord resulting from any failure by Tenant to timely surrender possession of the entire Demised Premises as aforesaid will be substantial and may be impossible accurately to measure as of the date hereof. Tenant desires to limit and liquidate said amounts and therefore agrees that, notwithstanding anything to the contrary contained in this Lease, if Tenant fails to surrender possession of the Demised Premises to Landlord as required herein upon the Stated Expiration Date or sooner termination of this Lease, then Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the Demised Premises or any portion thereof after the expiration or sooner termination of the Term hereof, for use and occupancy, the aggregate sum of (1) an amount equal to the greater of (aa) 150% for the first thirty (30) days of such holding over and 200% thereafter, of the installment of the monthly Fixed Rent payable under this Lease for the last month of the Term and (bb) the monthly fair market rental value of the Demised Premises as of the date of such holdover, plus (2) one-twelfth (1/12) of all items of Recurring Additional Rent which would have been payable monthly pursuant to this Lease had its Term not expired or been terminated, plus (3) those other items of Additional Rent which would have been payable pursuant to this Lease.

B. Tenant agrees to pay the sums payable under Section 22.02A hereof on demand, in full, without setoff, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over, nor shall Landlord be precluded by accepting such aggregate sum for use and occupancy from exercising all rights and remedies available to it to obtain possession of the Demised Premises.

C. The acceptance by Landlord of any such use and occupancy payment by Tenant pursuant to this subsection shall in no event preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding, and the provisions of this Section shall be deemed be an “agreement expressly providing otherwise” within the meaning of Section 232-c of the Real Property Law of the State of New York and any successor or similar law of like import. Nothing contained in this Section shall (i) imply any right of Tenant to remain in the Premises after the Expiration Date without the execution of a new lease, (ii) imply any obligation of Landlord to grant a new lease or (iii) be construed to limit any right or remedy that Landlord has against Tenant as a holdover tenant or trespasser.

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D. Tenant’s obligations under this Article shall survive the expiration or other termination of this Lease.

ARTICLE 23

DEFINITION OF LANDLORD

23.01 Subject to the other terms of this Lease, the term “Landlord” wherever used in this Lease shall be limited to mean and include only the tenant under the Unit Ground Lease, to whom this Lease may be assigned, or a mortgagee in possession, so that in the event of any sale, assignment or transfer of the Unit, or Landlord’s interest as a lessee under the Unit Ground Lease, in each case, such owner, tenant under the Unit Ground Lease or mortgagee in possession shall thereupon be released and discharged from all covenants, conditions and agreements of Landlord hereunder from and after the effective date of such sale, assignment or transfer; provided that, Landlord shall have delivered any Letter of Credit or cash security, as the case may be, then held by Landlord pursuant to this Lease.

ARTICLE 24

NOTICES

24.01 Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party pursuant to this Lease or pursuant to any Legal Requirement (collectively, “notices”) shall be in writing (whether or not so stated elsewhere in this Lease unless a specific provision provides the same may be oral) and shall be deemed to have been properly given, rendered or made only if sent by (a) registered or certified mail return receipt requested, posted in a United States post office station or letter box in the continental United States, (b) by a nationally recognized overnight courier (e.g., Federal Express) with receipt acknowledged or (c) by personal delivery with receipt acknowledged, to Landlord or Tenant, as the case may be, at the address of such party set forth below:

If to Landlord:

Legal Department

Forest City Ratner Companies

One Metrotech Center North, 11th Floor

Brooklyn, New York 11201

FC Eighth Ave., LLC

c/o Forest City Ratner Companies

One Metrotech Center North, 11th Floor

Brooklyn, New York 11201

Attention: President

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been requested with respect to the omitted portions.

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With copies to:

Forest City Enterprises, Inc.

1160 Terminal Tower

50 Public Square

Cleveland, Ohio 441130

Attention: Legal Department

and

Patterson Belknap Webb & Tyler LLP

1133 Avenue of the Americas

New York, New York 10036

Attention: Robert M. Safron, Esq.

If to Tenant at the address set forth above, Attention: Mary Roddy, Managing Director/Chief Administrative Officer N.A.

24.02 Landlord agrees that all notices sent hereunder by Landlord to Tenant which relate to (a) matters of default, but excluding rent demands as a predicate for a non-payment of rent proceeding, or lease compliance, but specifically excluding notices regarding increases in escalations, or (b) termination of this Lease or the exercise by Landlord of its rights, remedies, privileges or powers, shall also be sent in the manner permitted hereunder to Proskauer Rose, 1585 Broadway, New York, New York I 0036, Attention: Adam J. Kansler, Esq.

24.03 Any notice shall be deemed to have been given, rendered or made on the day received, or if receipt is refused, on the date so refused. Either party may, by notice as aforesaid, designate a different address or addresses for notices intended for it.

24.04 Notwithstanding the provisions of Section 24.01 hereof (a) notices requesting any after hours air-conditioning service may be given in writing by personal and actual delivery to the Building manager or any other person in the Building duly designated by Landlord to receive such notices, and (b) notices given by Landlord with respect to changes in Taxes, BID Assessments, Tenant’s Estimated Operating Expense Payment, Tenant’s Estimated Tax Payment and/or Tenant’s Estimated BID Payment and all other rent bills, as well as other routine, nonmaterial communications and correspondence, may be delivered by hand or ordinary United States mail to Tenant only at its address stated in Section 24.01 hereof.

24.05 Notices hereunder from Landlord may be given by Landlord’s managing agent or Landlord’s attorney. Notices hereunder from Tenant may be given by Tenant’s attorney.

ARTICLE 25

PARTNERSHIP LIABILITY

25.01 If Tenant’s interest in this Lease shall be assigned to a partnership (or to two (2) or more Persons, individually, or as joint venturers or as copartners or a partnership) (any such partnership and such Persons are referred to in this Section as “Partnership Tenant”), the following provisions shall apply to such Partnership Tenant: (a) the liability of each of the general partners comprising Partnership Tenant shall be joint and several, and (b) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any modifications, termination, discharge or surrender of this Lease which may hereafter be made and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (c) any bills, statements, notices, demands,

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requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all parties and (d) if Partnership Tenant shall admit new general partners, all such new general partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant’s part to be observed and performed, and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new general partners, and upon demand of Landlord, shall cause each such new general partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new general partner shall assume jointly and severally performance of all of the terms, covenants and conditions of this Lease on Tenant’s part to be observed and performed (but neither Landlord’s failure to request any such agreement nor the failure of any such new general partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of this Article 25.

25.02 A. The provisions of this Article shall not in any way limit, reduce, affect or otherwise modify the liability of the Partnership Tenant or its successors or permitted assignees under this Lease.

ARTICLE 26

RULES AND REGULATIONS

26.01 Tenant, its servants, employees, agents, subtenants, Permitted Occupants and other licensees shall comply with the Rules and Regulations attached hereto as Exhibit 26.01 (the “Rules and Regulations”) and made a part hereof. Landlord shall have the right from time to time during the Term of this Lease to make reasonable changes in and additions to the Rules and Regulations and/or the Construction Rules and Regulations with the same force and effect as if they were originally attached hereto and incorporated herein, provided that any new Construction Rules and Regulations shall not apply to the performance of Tenant Changes until after such Tenant Changes have been substantially completed except to the extent that any new Construction Rules and Regulations have been made and Tenant has been given notice of the same prior to the bidding of a contract for the Tenant Change in question; provided, however, that Landlord shall have approved Tenant’s plans for the Tenant Change and, provided further, that Tenant shall have notified Landlord before commencing the bidding process.

26.02 Subject to the provisions of this Section 26.02, any failure by Landlord to enforce any Rules and Regulations or Construction Rules and Regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a waiver of the enforceability of any such Rules and Regulations. Landlord shall not enforce, or fail to enforce, any of the Rules and Regulations or the Construction Rules and Regulations in a manner which would be discriminatory toward Tenant in comparison to Landlord’s treatment of other tenants in the Building. In addition, Landlord shall (i) not adopt any new Rules and Regulations or Construction Rules and Regulations affecting only, or applicable only against, Tenant, (ii) not unreasonably withhold or delay its consent to any approval required under the Rules and Regulations or Construction Rules and Regulations (unless expressly provided to the contrary therein) and (iii) exercise its judgment in good faith in any instance providing for the exercise of its judgment in the Rules and Regulations or Construction Rules and Regulations. In the event of any conflict or discrepancy between the Rules and Regulations or the Construction Rules and Regulations and the terms and provisions of this Lease, the terms and provisions of this Lease shall control (unless the relevant rule or regulation provides otherwise).

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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ARTICLE 27

BROKER

27.01 Each of Landlord and Tenant warrants and represents that it has not dealt with any broker in connection with this transaction other than the Broker. Tenant agrees to indemnify and hold harmless Landlord against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys’ fees and expenses, arising out of any conversations or negotiations had by Tenant with any broker, other than Broker, concerning this Lease. Landlord agrees to indemnify and hold harmless Tenant against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys’ fees and expenses, arising out of any conversations or negotiations had by Landlord with any broker including Broker concerning this Lease. Landlord shall be responsible for the payment of any commission or other fee earned by the Broker pursuant to separate agreement between them in connection with this Lease and hereby agrees to defend, save and hold Tenant and Tenant Parties harmless from any claims for fees and commissions and against any liability (including reasonable attorneys’ fees and disbursements) arising as a result of any claims by the Broker against Tenant or any Tenant Parties on account of this Lease. This Article shall survive the expiration or sooner termination of the Lease.

ARTICLE 28

ZONING RIGHTS

28.01 Tenant hereby waives irrevocably any rights that Tenant may have in connection with any zoning lot merger or transfer of development rights with respect to the Real Property, including any rights that Tenant may have to be a party to, to contest, or to execute any Declaration of Restrictions (as such term is used in Section 12-10 of the Zoning Resolution of The City of New York effective December 15, 1961, as amended) with respect to the Real Property, which would cause the Premises to be merged with or unmerged from any other zoning lot pursuant to such Zoning Resolution or to any document of a similar nature and purpose. Tenant agrees that this Lease shall be subject and subordinate to any Declaration of Restrictions or any other document of similar nature and purpose now or hereafter affecting the Real Property, the Building and/or the Unit provided such documents and restrictions are not inconsistent with Tenant’s rights under this Lease. In confirmation of such subordination and waiver, Tenant, from time to time, shall execute and deliver promptly any certificate or instrument that Landlord reasonably requests , provided that the same does not (a) adversely affect Tenant or Tenant’s use and enjoyment of the Demised Premises, (b) increase the Fixed Rent, any Additional Rent or any other monetary obligations of Tenant hereunder, (c) otherwise increase the obligations of Tenant or the rights of Landlord under this Lease or (d) otherwise decrease the obligations of Landlord or the rights of Tenant under this Lease.

ARTICLE 29

SECURITY DEPOSIT

29.01 A. As a condition to Landlord entering into this Lease, simultaneously with the execution and delivery of this Lease by Tenant, Tenant shall deposit with Landlord, as security for the full, faithful and punctual performance by Tenant of all of the terms and conditions of this Lease, a clean, unconditional and irrevocable letter of credit conditioned solely upon presentation of a statement by Landlord (or the then beneficiary thereunder) that Landlord is entitled to draw on the letter by virtue

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of (i) Tenant’s default under this Lease beyond the expiration of any applicable notice and/or cure periods, (ii) Tenant’s failure to timely replace such letter of credit, and/or (iii) as expressly otherwise permitted pursuant to the terms of this Lease. The amount of the security required to deposited hereunder shall at all times be in an amount equal to two (2) months of Fixed Rent payable hereunder for the Demised Premises during the First Rent Period. Notwithstanding the foregoing, as an accommodation to Tenant, Landlord agrees to accept from Tenant on account of the security deposit required to be delivered simultaneously herewith a cash deposit (made payable directly to the order of Landlord) in the amount of the required security deposit, it being agreed in connection therewith that (a) such cash security deposit may be deposited by Landlord and held as the security deposit required hereunder pending receipt of a Satisfactory Letter of Credit in the required security deposit amount, (b) in no event shall Landlord have any obligation to deposit such cash security deposit in an interest bearing account nor shall Tenant be entitled to any interest on such sums, (c) not later than sixty (60) days following the Execution Date (time being of the essence), Tenant shall cause a Satisfactory Letter of Credit in the required security deposit amount to be delivered to Landlord and (d) in the event that Tenant so delivers such Satisfactory Letter of Credit, Landlord agrees to return to Tenant the unapplied proceeds of cash deposit actually delivered by Tenant in accordance with the foregoing promptly after receipt of such Satisfactory Letter of Credit.

B. The letter of credit shall be (i) issued by and drawn upon a commercial bank reasonably acceptable to Landlord that is a member of the Clearing House (the “Issuing Bank”) with offices for banking and drawing purposes in the City of New York (or which permits drawing by facsimile or recognized overnight delivery as contemplated in Exhibit 29.01B) and having a net worth of not less than One Billion and 00/100 ($1,000,000,000.00) Dollars, (ii) substantially in the form and substance of the form letter of credit attached hereto as Exhibit 29.01B and (iii) otherwise in form and substance reasonably satisfactory to Landlord (herein referred to as a “Satisfactory Letter of Credit”). Any such letter of credit shall provide that:

(i) Such letter of credit shall have a term of not less than one (1) year and shall pursuant to its terms be automatically renewed, without amendment, for consecutive periods of one (1) year each during the Term of this Lease (including the Extension Term, if applicable), unless the Issuing Bank sends written notice (hereinafter referred to as the “Non-Extension Notice”) to Landlord by certified or registered mail, return receipt requested, not less than sixty (60) days next preceding the then expiration date of the letter of credit, that it elects not to have such letter of credit renewed; provided, however, in all events, such letter of credit shall be maintained for a period of sixty (60) days after the Expiration Date;

(ii) The beneficiary under the letter of credit shall have the right, exercisable by a sight draft, to receive the monies represented by such letter of credit (which monies shall be held by Landlord or the Superior Mortgagee (if it is the beneficiary thereunder) as a cash deposit pursuant to the terms of this Article 29 pending the replacement by Tenant of such cash deposit with a letter of credit pursuant to the terms hereof) (a) at any time following its receipt of the Non-Extension Notice, (b) upon Tenant’s default hereunder beyond the expiration of any applicable notice and/or cure periods), (c) upon the occurrence of a Bankruptcy Event, or (d) as otherwise expressly permitted under the terms of this Lease; and

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(iii) Upon Landlord’s sale of Landlord’s interest in the Unit or in connection with any financing with a Superior Mortgagee, each letter of credit shall be transferable by Landlord or the then beneficiary under the letter of credit or any transferee thereof as provided herein, without charge to Landlord or the then beneficially or any transferee.

C. To the extent that Landlord or any transferee or beneficiary under any letter of credit required hereunder is required to pay any fee or other sum in connection with a transfer of any such letter of credit, Tenant shall, within ten (10) days of demand, pay to Landlord the amount thereof, which sum shall be used to pay such fee or other sum (or reimburse Landlord for sums previously paid on account thereof).

D. In the event Tenant defaults beyond the expiration of any applicable notice and/or cure period in the performance of any of the terms of this Lease, including the payment of rent, or in the event of a Bankruptcy Event, Landlord may use, apply or retain the whole or any part of the security deposit to the extent required for the payment of any rent or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms of this Lease, including any damages or deficiency in the re-letting of the Demised Premises, whether accruing before or after summary proceedings or other re-entry by Landlord. In the case of every such use, application or retention, Tenant shall, within ten (10) days of demand, deliver a new letter of credit (or an amendment to the existing letter of credit which was used, applied or retained) in the required form equal to the sum used, applied or retained so that the security deposit shall be replenished to its former amount. If Tenant shall fully and punctually comply with all of the terms of this Lease, the security deposit shall be returned to Tenant within fifteen (15) Business Days after both the expiration of this Lease and delivery of exclusive possession of the Demised Premises to Landlord in the manner required hereunder.

E. Tenant acknowledges that it is a material inducement to Landlord to enter into this Lease that the security deposit be maintained in the form of a letter of credit. Tenant further acknowledges that, notwithstanding anything in this Lease, Tenant shall not be permitted to provide cash security (other than any deposit under Section 13.07B hereof, which may, if Tenant so elects, be in the form of cash).

F. In the event of a sale or lease of the portion of Unit of which the Demised Premises forms a part, Landlord shall transfer (or caused to be transferred) the security to the vendee or lessee and Landlord shall immediately be released by Tenant from all liability for the return of the security so transferred, provided Tenant shall have received notice of such transfer; and upon any such transfer such vendee or lessee shall be deemed automatically, without any further act or notice by any party, to have assumed all obligations of Landlord with respect to the security so transferred, and Tenant agrees to look solely to the new owner or landlord for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new owner or landlord. Any letter of credit deposited hereunder shall be assignable to such new landlord (or its lender) as provided herein upon notice to the institution issuing same. Tenant shall not assign or encumber or attempt to assign or encumber any monies deposited hereunder as security and neither Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance, or attempted assignment or encumbrance.

G. In the event that at any time during the Term of this Lease (i) the net equity or combined capital and surplus of the Issuing Bank shall be less than the minimum amount specified in Section 29.01B hereof, or (ii) that circumstances have occurred indicating that the Issuing Bank may be incapable of, unable to, or prohibited from honoring any then existing letter of credit (such letter of credit hereinafter referred to as an “Existing L/C”) in accordance with the terms thereof, then, upon the happening of either of the foregoing, Landlord may send notice to Tenant (hereinafter referred to as the

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“Replacement Notice”) requiring Tenant within fifteen (15) Business Days to replace the Existing L/C with a new letter of credit (hereinafter referred to as a “Replacement L/C”) from an Issuing Bank meeting the qualifications described in Section 29.01B hereof. Upon receipt of a Replacement L/C meeting the qualifications of Section 29.01B hereof, Landlord shall forthwith return the Existing L/C to Tenant. In the event that (i) a Replacement L/C meeting the qualifications of Section 29.01B hereof is not received by Landlord within the time specified, or (ii) Landlord reasonably believes an emergency exists, then in either event, the Existing L/C may be presented for payment by Landlord and the proceeds thereof shall be held by Landlord in accordance with the terms hereof, subject, however, to Tenant’s obligation, within fifteen (15) Business Days thereafter, to replace such cash security with a new letter of credit meeting the qualifications of Section 29.01B hereof.

H. If Tenant shall have delivered the letter of credit to Landlord, Tenant shall be permitted to deliver to Landlord a new letter of credit or an amendment to the existing letter of credit in the applicable amount. If a new letter of credit in the form required hereunder is so delivered, Landlord shall simultaneously with Landlord’s receipt of the same, surrender the prior letter of credit to Tenant (or cash if such letter of credit has been drawn upon). Landlord’s rights with respect to the letter of credit to be provided in accordance with this Section 29.01H shall be the same as if such letter of credit had been provided as the original letter of credit hereunder.

29.02 Tenant shall be solely responsible for, and shall reimburse to Landlord within thirty (30) days of demand, all actual and reasonable out-of-pocket costs and expenses incurred by Landlord (or the then beneficiary under the letter of credit) incident to the issuance, replacement, transfer (including any transfer or other fees of the Issuing Bank), or amendment of any letter of credit required hereunder (including reasonable attorney and other third-party fees, and any bank charges).

ARTICLE 30

WINDOW CLEANING

30.01 Tenant will not clean any window in the Demised Premises from the outside (within the meaning of Section 202 of the New York Labor Law or any successor statute thereto). In addition, unless the equipment and safety devices required by all legal requirements including Section 202 of the New York Labor Law or any successor statute thereto are provided and used, Tenant will not require, permit, suffer or allow the cleaning of any window in the Demised Premises from the outside (within the meaning of said Section).

ARTICLE 31

CONSENTS; ESTOPPEL CERTIFICATES

31.01 Except as otherwise expressly set forth in this Lease, and subject to the last sentence of this Section 31.01, Tenant hereby waives any monetary claim against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any consent or approval required to be given hereunder, and, in any such event, Tenant agrees that its sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction, declaratory judgment or, to the extent expressly permitted hereunder, arbitration. In the event of a determination favorable to Tenant, the requested consent or approval shall be deemed to have been granted; provided, however, except as set forth in the next sentence, Landlord shall not have liability to Tenant for its refusal to give such consent or approval. The sole remedy for Landlord’s unreasonably withholding or delaying of consent or approval shall be as set forth in this Section;

provided, however, that if it shall be finally determined by a court of competent jurisdiction that either party acted capriciously and in bad faith, then such party shall be liable to the other for the Actual Damages incurred by such party.

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31.02 If any matter which is the subject of a request for consent or approval hereunder by Tenant requires the consent or approval by any Superior Party or the City, as the case may be, Landlord shall, provided Tenant is not then in monetary or material non-monetary default hereunder, in each instance, beyond the expiration of any applicable notice and/or cure period, promptly forward such request to such of the foregoing parties from whom consent is required and, in any such case, Landlord shall in no event be deemed to have unreasonably withheld or delayed any such request for consent or approval nor shall such matter be permitted hereunder if any of the foregoing parties shall fail to respond to such request (unless such failure is deemed to constitute consent under the applicable Superior Obligation Instrument) or shall deny same. If Landlord shall so determine that any such matter requires the consent or approval of any of the foregoing parties, Landlord shall use good faith reasonable efforts to obtain from such parties such consent or approval (but without any obligation to pay any fee to such party unless Tenant agrees to pay the same); provided that Tenant shall submit to Landlord, upon Landlord’s request therefor, all plans, specifications or other materials, information or documentation as may be reasonably required by such parties, in connection with each such parties’ respective consideration of such request. Tenant shall pay to Landlord, within thirty (30) days after demand therefor, as Additional Rent, all actual out-of-pocket fees, charges or other expenses Landlord may incur arising out of any such request for consent or approval.

31.03 From time to time, within twenty (20) days next following request by Landlord (but no more than twice in any calendar year unless Landlord requires the same in connection with a sale or financing) Tenant shall deliver to Landlord or such other Person as Landlord may reasonably request a written statement executed by Tenant, in form reasonably satisfactory to Landlord or such other Person, (1) certifying that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (2) setting forth the date to which the Fixed Rent, the Recurring Additional Rent and other items of Rent have been paid, (3) stating whether or not, to the knowledge of Tenant, Landlord is in default under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults, and (4) as to any other matters reasonably requested by Landlord and related to this Lease. Tenant acknowledges that any statement delivered pursuant to this Section may be relied upon by any purchaser or owner of the Real Property, the Unit or the Building, or Landlord’s interest in the Real Property or the Unit, Ground Lease Landlord, the Condominium Boards, or any other Superior Party, or by an assignee or successor of a Superior Party. Notwithstanding anything to the contrary contained in the immediately preceding sentence, any statement delivered pursuant to this Section shall reflect the state of facts existing only as of the date it is given by Tenant.

31.04 From time to time, within twenty (20) days next following request by Tenant (but not more than twice in any calendar year), Landlord shall deliver to Tenant a written statement executed by Landlord in form reasonably satisfactory to Tenant (i) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (ii) setting forth the date to which the Fixed Rent, the Recurring Additional Rent and any other items of Rent have been paid, (iii) stating whether or not, to the knowledge of Landlord, Tenant is in default under this Lease, and, if Tenant is in default, setting forth the specific nature of all such defaults, and (iv) as to any other matters reasonably requested by Tenant and related to this Lease. Notwithstanding anything to the contrary contained in the immediately preceding sentence, any statement delivered pursuant to this Section shall reflect the state of facts existing only as of the date it is given by Landlord and may be relied upon by Tenant and its successors, assigns and permitted subtenants.

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been requested with respect to the omitted portions.

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ARTICLE 32

MEMORANDUM OF LEASE

32.01 In no event shall Tenant record this Lease, any amendment hereto or any memoranda hereof or thereof.

ARTICLE 33

SUCCESSORS AND ASSIGNS

33.01 The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and, except as otherwise provided herein, their assigns.

ARTICLE 34

HAZARDOUS MATERIALS

34.01 Landlord represents to Tenant that (a) as of the Execution Date (i) there are no pending actions or proceedings in which any person, entity or Governmental Authority has alleged the violation of Environmental Laws with respect to the Land or the presence, release, threat of release or placement of any Hazardous Materials at, on or under the Land, and (ii) Landlord has not received any notice that any Governmental Authority or any employee or agent thereof, has determined that there has been a violation of Environmental Laws at or in connection with the Land and (b) as of the Commencement Date, neither the Land, the Unit, the Building nor any portion thereof shall contain any amount of Hazardous Materials other than Operational Hazardous Materials not in excess of quantities permitted by applicable Environmental Laws.

34.02 Neither Landlord nor Tenant shall cause or permit “Hazardous Materials” to be used, transported, stored, released, handled, produced or installed in, on or from the Demised Premises, the Unit or the Building. The term “Hazardous Materials” shall, for the purposes hereof, mean any flammable, explosive or radioactive materials; hazardous wastes; hazardous and toxic substances or related materials; asbestos or any material containing asbestos; or any other such substance nr material; in the definition of “hazardous substances”, “hazardous wastes”, “hazard materials”, “toxic substances”, or “contaminants” as defined by, or any materials regulated by, any federal, state or local law, ordinance, rule or regulation, including the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing (collectively, “Environmental Laws”). Notwithstanding the foregoing, the restriction in the first sentence of this Section 34.02 shall not be deemed to be a restriction on the use of Operational Hazardous Materials or other customary building and office cleaning and maintenance supplies (provided the same are used, handled and stored in accordance with all applicable Environmental Laws).

34.03 In the event of a breach of the provisions of this Article 34, (i) the non-breaching party shall, in addition to all of its rights and remedies under this Lease and pursuant to applicable Legal Requirements, have the right to require the other, at the other’s sole cost and expense, to promptly remove any such Hazardous Materials from the Demised Premises or the Unit, the case may be and (ii) subject to the provisions of Section 16.07 A hereof, such other party shall indemnify and hold

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been requested with respect to the omitted portions.

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the non-breaching party and its successors and assigns harmless from and against any loss, liability, damages, and costs and expenses (including reasonable attorneys’ fees and disbursements) that the non-breaching party may at any time suffer by reason of the existence of such Hazardous Materials in accordance with Section 16.07 hereof.

34.04 The provisions of this Article 34 shall survive the expiration or sooner termination of this Lease.

ARTICLE 35

CONDOMINIUM

35.01 This Lease is expressly subject to all covenants, conditions, provisions, and requirements of the Condominium Documents.

35.02 A. All of the provisions of the Condominium Documents shall be deemed and taken to be covenants running with the Land, the Building and the Unit (subject and subordinate to the Ground Lease and the Unit Ground Lease), as though such provisions were recited and stipulated at length herein and in each and every other lease of the Unit (or to any portion of the Unit). Tenant shall comply with all of the terms and provisions of the Condominium Documents relating to the use and occupancy of the Demised Premises and shall not take any action, or fail to take any action which it is obligated to perform under this Lease, which would cause Landlord to be in default or violation under any of the Condominium Documents.

B. Except as hereinafter set forth, to the extent that any Condominium Board is responsible under the Condominium Documents to provide utilities or service to the Unit or to repair or restore the Common Elements, the Unit and/or the Demised Premises or any appurtenance thereto, or to take any other action which the Condominium Boards are required to take under the Condominium Documents (each, a “Condominium Obligation”), Landlord shall use diligent good faith efforts, at Landlord’s expense (and not as an Operating Expense), to cause such Condominium Board to comply with the same (including the exercise (as determined by Landlord in its reasonable discretion) of such rights that Landlord may have as Unit Owner under the Condominium Declaration) and Landlord shall have no obligation to provide any Condominium Obligation nor shall Landlord have any liability to Tenant for the failure of any Condominium Board to provide or comply with the Condominium Obligations unless Landlord or a Landlord Entity is in control of such Board, in which event Landlord shall be liable for and shall be responsible for the performance of such Condominium Obligation. Except as expressly set forth in this Lease, Landlord shall not have liability to Tenant for any damage which may arise, nor shall Tenant’s obligations hereunder be diminished by reason of, (i) the failure of any Condominium Board to keep, observe or perform any of its obligations pursuant to the terms of the Condominium Documents, or (ii) the acts, omissions or negligence of any Condominium Board, its agents, contractors, or employees. Neither Landlord nor Tenant shall do anything that would constitute a default under the Condominium Documents or omit to do anything that such party is obligated to do under the terms of this Lease so as to cause there to be a default under the Condominium Documents, or cause the other to incur any expense or liability under the Condominium Documents (and, if either party shall cause the other to incur any such expense in violation hereof, the causing party shall reimburse the other within thirty (30) days after demand). Notwithstanding anything to the contrary contained herein, in no event shall Landlord’s obligation to provide services in accordance with Article 6 or electricity to the Demised Premises in accordance with Article 7 hereof be deemed to be a Condominium Obligation.

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been requested with respect to the omitted portions.

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35.03 Subject to the limitations contained in the Condominium Documents, in connection with any review of the Records relating to Common Charges, Tenant shall have the right to request that Landlord review the Condominium Board’s books and records as they relate to Unit Owner’s Unit Expenses (as defined in the Declaration) for any given Operating Expense Year that Tenant is reviewing, upon notice by Tenant to Landlord given simultaneously with Tenant’s request to review the Records as permitted under Section 4.04A hereof for the same Operating Expense Year. In the event such books and records are not available or made available to Tenant when Tenant otherwise commences its review of the other Records relating to Operating Expenses, then, subject to the limitations contained in the Condominium Documents, solely with respect to the component of Operating Expenses for such Operating Expense Year relating to Common Charges, the time period set forth in Section 4.04D for Tenant to deliver a Tenant’s Statement (solely with respect to Common Charges only) shall not commence until such books and records are made available to Tenant as permitted under this Section 35.03 notwithstanding the fact that other Records had theretofore been made available to Tenant.

35.04 Tenant expressly agrees that the Condominium Boards shall have the power to enforce against Tenant (and each and every immediate and remote assignee or subtenant of Tenant the terms of the Condominium Documents, if the actions of Tenant (or such assignee or subtenant) shall be in breach of the Condominium Documents, to the extent that the same would entitle the Condominium Boards to enforce the terms of the Condominium Documents against Landlord.

ARTICLE 36

SATELLITE ANTENNA

36.01 Tenant shall have the option (the “Antenna Option”), subject to Article 13 hereof and the provisions of this Article 36, to install, maintain and operate one (1) satellite antenna (the “Antenna”) in a location to be determined by Landlord on Landlord’s antenna structure (and only on such structure) located on the roof of the Building (the “Mast”). The Antenna Option shall be exercisable by notice from Tenant to Landlord delivered not later than sixty (60) days following the Commencement Date (time being of the essence). If Tenant does not exercise the Antenna Option within such period (time being of the essence) this Article 36 shall be null and void. If Tenant timely exercises the Antenna Option, there shall be no rent or other charge or fee therefor except the Additional Rent expressly provided for in this Article 36. The Antenna shall be of a diameter and height, in each instance, not in excess of the criteria set forth on Exhibit 36.01 annexed hereto and made a part hereof and shall be installed on the Mast in accordance with the requirements set forth on Exhibit 36.01. Subject to the foregoing, Tenant shall have the right to install cables leading from the Antenna to the Demised Premises at Tenant’s sole cost and expense as described on Exhibit 36.01 and in a location, manner, material and size approved by Landlord, acting reasonably. Landlord, at Landlord’s cost, shall install and maintain a submeter to measure electricity usage in connection with Persons permitted by Landlord to use the Mast. In the event Tenant exercises the Antenna Option as aforesaid, Tenant shall pay, as Additional Rent, Tenant’s share (based on the total number of Persons permitted by Landlord to use the Mast (and not otherwise separately submetered) from time to time) of the cost of consumption indicated on such submeter (computed by applying the kw and kwh (on and off-peak, if applicable) of such consumption to the Electric Rates paid by Landlord, (without any premium or administrative markup), plus any reasonable third party fees associated with the reading of such meters).

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been requested with respect to the omitted portions.

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36.02 The Antenna shall be used solely and exclusively for the transmission and reception of signals or other similar types of communications between and among the various divisions, departments, subsidiaries and Affiliates of Tenant and to receive signals from commercial satellites. In no event shall the Antenna be used for general or commercial broadcasting, any similar or related broadcast use or cellular or other wireless services. The transmission or receipt of signals by or for any other Person shall constitute a prohibited use of the Antenna and a default under this Lease. Tenant shall nevertheless notify Landlord in writing of any instance(s) wherein the Antenna is used for general broadcasting purposes. Copies of any filings or statements which Tenant may now or hereafter be required to make, from time to time, with any federal, state or city agency certifying as to the use of the Antenna shall be delivered to Landlord.

36.03 Tenant shall diligently service, repair, and maintain the Antenna, including, without limitation, all electrical wires, guy wires, and conduits related thereto.

36.04 No signs, whether temporary or permanent, shall be affixed, installed or attached to the Antenna other than those required by applicable Legal Requirements and/or Insurance Requirements. No such sign shall be illuminated, unless required by applicable Legal Requirements and/or Insurance Requirements. All signs required, if any, and the location thereof, shall be first approved in writing by Landlord and shall be subject to any limitations or restrictions contained in the Superior Instruments, including DUO.

36.05 In the performance of any installation, alteration, repair, maintenance, removal and/or any other work with respect to the Antenna, Tenant shall comply with all applicable provisions of this Lease.

36.06 Any and all taxes, filing fees, charges, or license fees imposed upon Landlord by virtue of the existence and/or use of the Antenna, whether imposed by any local, state and/or federal government or any agency thereof, shall be exclusively borne by Tenant. Landlord agrees to reasonably cooperate with Tenant in any necessary applications for any necessary license or permits provided Landlord incurs no expense or liability in so doing.

36.07 During Business Hours on Business Days and upon reasonable advance notice to Landlord, Tenant may have access to the roof of the Building for the sole purpose of servicing and maintaining the Antenna. Landlord shall have the right (in its sole discretion and at Tenant’s sole reasonable expense) to have its representative(s) accompany Tenant whenever it services or maintains the Antenna. At all other times, Landlord may keep the entrance to the roof locked. Tenant shall not have any tools and/or materials lying loose on the roof and Tenant’s employees and independent contractors shall close the entrance door to the roof when leaving the roof. Any damage to the Building or to the personal property of Landlord of any other tenant or occupant of the Building arising as a result of such access shall be repaired and restored, by Landlord, at Tenant’s sole cost and expense, to the condition existing prior to such access. If Tenant should require access to the Antenna at times other than specified in the first sentence of this Section 36.07, then, except in the case of an emergency, Tenant shall give Landlord at least two (2) Business Days prior notice of such requirement and shall pay all reasonable costs incurred by Landlord in connection therewith, including any compensation paid to Building employees or any independent contractors or engineers of Landlord.

36.08 On or before the termination of this Lease, Tenant shall remove the Antenna and any and all appurtenant cables, wires and other equipment and repair and restore any damage caused to the Building or the Unit due to such removal. Such repair and restoration work shall proceed with due diligence and dispatch and shall be completed prior to the expiration of the Term of this Lease. Any holes, damage or injury in or to the Building or the Unit arising out of or collected to the removal of the Antenna and any and all appurtenant cables, wires and other equipment shall be promptly and duly repaired and restored by Tenant at Tenant’s sole cost and expense. Tenant’s obligations under this Section 36.08 shall survive the Expiration Date.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

36.09 Throughout the Term, Tenant shall inspect the Antenna at least once a month. Tenant shall be solely responsible for preserving the watertight integrity of the roof as may be caused by, or relates to, the installation, maintenance, operation and repair of the Antenna. Tenant shall be responsible for all leaks in the roof arising out of or connected to its installation of Tenant’s Antenna. Tenant’s Antenna shall not exceed the applicable load bearing capacity of the Mast.

36.10 A. If, at any time during the Term hereof, Landlord, in good faith, shall determine that it is necessary to relocate the Antenna to another location on the Mast or is otherwise required to do so as a result of rights granted to NYTC under the Condominium Documents, then Landlord may give notice thereof to Tenant. Within thirty (30) days of receipt of Landlord’s notice or, if a governmental permit is required to be obtained for installation of the Antenna in the new location, then, within thirty (30) days of the obtaining of such permit (which Tenant shall make prompt application for, with Landlord’s reasonable cooperation, at Landlord’s cost), Tenant, at Landlord’s cost, shall move the Antenna (installing new tie-ins between the Antenna and Tenant’s equipment relating to the Antenna in the Demised Premises and arranging for an automatic cut-over so as to minimize any interference with Tenant’s operations occasioned by such move) to the new location.

B. Tenant’s operation or use of the Antenna shall not prevent or interfere with the operation or use of any equipment of any present or future tenant or occupant of the Building. If, at any time during the Term hereof, Landlord, in good faith, shall reasonably determine that Tenant’s Antenna causes interference with other equipment or emits radiation in amounts which may be hazardous to, or interfere with the use or occupancy of, any other tenant(s) in the Building, then Landlord may so notify Tenant, and require Tenant to replace the Antenna with another antenna which would not cause such interference (the “Replacement Antenna”). Tenant, within thirty (30) days of receipt of such notice or, if any permit is required under applicable Legal Requirements and/or Insurance Requirements to install such Replacement Antenna, then, within thirty (30) days after the obtaining of such permit (which Tenant shall make prompt application for, with Landlord’s cooperation but at no cost to Landlord), shall replace the Antenna with the new non-interfering Replacement Antenna which shall then be the Antenna hereunder. Tenant agrees to cooperate with Landlord to allow any antennas desired on the Mast by any other tenants or occupants of the Building and/or the Unit.

36.11 Tenant acknowledges and agrees that Landlord has made no warranties or representations as to the conditions or suitability of the Mast or the Building, or of the roof of the Building for (a) the clear reception and/or transmission of signals to or from the Antenna nor (b) the installation, use, maintenance or operation of the Antenna and Tenant agrees to accept use of its position on the Mast in its then “as is” condition and without any work or alterations to be made by Landlord.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

ARTICLE 37

NAME OF BUILDING; SIGNAGE

37.01 Subject to any rights of NYTC, Landlord shall have the right at any time without notice to or the consent of Tenant to change the name, number or designation by which the Building may be known.

37.02 Subject to Landlord’s prior approval (which shall not be unreasonably withheld), Tenant may, at its sole cost and expense, install “entry suite” signage that depicts Tenant’s logo, in the elevator lobby on the floor of the Unit which is then leased by Tenant and/or adjacent to the entrance doors to the Demised Premises, provided that Tenant remove all such signage on or prior to the Expiration Date and repair any damage that may result from such removal. Tenant shall be entitled to its pro-rata share of directory listings in the Building’s lobbies, but only to the extent Landlord provides or maintains such directories in those locations. Tenant acknowledges that it is not entitled under this Lease to any “Concierge Desk” signage allocated to the Unit in the lobby of the Building.

37.03 Except as expressly set forth in this Article 37, Tenant shall have no right to any further signage or identification in the Building or any Building common areas (except for building standard signage, if any on partial floors). Any termination, cancellation or surrender of this Lease shall terminate any rights of Tenant under this Article 37.

ARTICLE 38

MESSENGER CENTER

38.01 Throughout the Term, Landlord shall operate a package intercept/messenger center (the “Messenger Center”) in accordance with the standards of Comparable Buildings in the Times Square area for the benefit of tenants for all deliveries made to and from the Unit. The Messenger Center shall be operated in accordance with the terms set forth in this Article, provided, however, Landlord may alter the location of and procedures to be followed with respect to the Messenger Center so long as Landlord provides substantially equivalent services.

38.02 The Messenger Center shall be operated on Business Days from 8:00 A.M. to 6:00 P.M. (the “Messenger Center Operating Hours”). At all times other than the Messenger Center Operating Hours, messenger deliveries/pickups will be handled through the security desk located in the Lobby. Tenant shall advise all messenger services delivering or picking up packages at the Building that all deliveries must be made to and picked-up from the Messenger Center during the Messenger Center Operating Hours (and at all other times from the Lobby).

38.03 Promptly after receipt by the Messenger Center from messenger services of deliveries addressed to Tenant (such deliveries being hereinafter referred to as “Incoming Deliveries”), Landlord shall contact Tenant, at a number designated by Tenant, to inquire whether Tenant desires to (a) retrieve the Incoming Deliveries at the Messenger Center or (b) have Landlord deliver the Incoming Deliveries to Tenant as provided herein. All Incoming Deliveries that Tenant desires Landlord to deliver to Tenant shall be delivered by Landlord during Landlord’s next regularly scheduled distribution of Incoming Deliveries throughout the Building, which scheduled distributions shall be regularly scheduled and shall occur promptly. Deliveries shall occur on a regular basis during the Messenger Center Operating Hours. Unless notified otherwise, Landlord shall deliver all Incoming Deliveries to Tenant during Landlord’s next regularly scheduled distribution of Incoming Deliveries until 6:00 P.M., after which point Landlord shall make deliveries to Tenant only as requested by Tenant, at Tenant’s sole cost and expense.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

38.04 During the Messenger Center Operating Hours, Landlord shall regularly pick up deliveries from Tenant that are, in turn, to be picked up at the Messenger Center by messenger services for delivery outside the Building (such deliveries being hereinafter referred to as “Outgoing Deliveries”), and hold the Outgoing Deliveries at the Messenger Center, together with any other Outgoing Deliveries brought directly to the Messenger Center by Tenant, until picked up by such messenger services.

38.05 Landlord will make the Messenger Center available to Tenant during periods other than the Messenger Center Operating Hours upon not less than twenty-four (24) hours prior request by Tenant (subject to reasonable Building requirements), and Tenant shall pay Landlord’s reasonable out-of-pocket costs and expenses for overtime hours of personnel therefor as Additional Rent within thirty (30) days after demand therefor.

38.06 Landlord shall not have liability to Tenant for accepting or failing to accept or for providing or not providing or for requesting or failing to request receipts or evidence of delivery for any mail or packages or for the handling of, or damage to, such mail or packages except for the gross negligence or intentional wrongful conduct of Landlord’s employees, contractors or agents.

38.07 Landlord and Tenant acknowledge and agree that as of the Commencement Date, Federal Express, Airborne Express, United States Postal Service, United Parcel Service and Emory Airborne Express are permitted to deliver mail and packages directly to the Premises and are not required to use the Messenger Center.

ARTICLE 39

EXTENSION OPTION

39.01 Provided that (i) this Lease is in full force and effect as of the Stated Expiration Date and (ii) the Extension Threshold Conditions are satisfied as of the date Tenant delivers to Landlord the Extension Election Notice, Tenant shall have the option to extend the Initial Term (the “Extension Option”) for one (1) additional approximately five (5) year term (the “Extension Term”) commencing on the day (the “Extension Term Commencement Date”) immediately following the Stated Expiration Date and ending on January 31, 2024 (the “Stated Extension Term Expiration Date”). The Extension Option shall be exercised by notice to Landlord (the “Extension Election Notice”) delivered no later than the date which is fifteen (15) months prior to the Stated Expiration Date. The annual Fixed Rent for the Extension Term shall be equal to 100% of the fair market rental value of the Demised Premises determined pursuant to the provisions of Sections 39.04B and 39.05 hereof.

39.02 The Extension Option may not be exercised by Tenant unless at the time of the delivery by Tenant of the Extension Election Notice (unless waived by Landlord in its sole discretion), each of the Extension Threshold Conditions are satisfied. If all of the Extension Threshold Conditions shall not be satisfied, then, unless Landlord (in its sole and absolute discretion) waives compliance with the Extension Threshold Conditions, (a) the Extension Election Notice shall be null and void and of no force or effect, (b) Tenant shall be deemed to have irrevocably waived any rights pursuant to this Article 39 that Tenant may have had to renew the Term of this Lease, (c) this Article 39 shall immediately be null and void and of no further force or effect and (d) Tenant agrees upon request of Landlord to confirm such non-exercise in writing, but failure to do so by Tenant shall not operate to revive any rights of Tenant under this Article 39.

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CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

39.03 This Lease, as so extended during the Extension Term, shall be upon the same terms and conditions as contained in this Lease, except that (a) the annual Fixed Rent for the Extension Term shall be a sum equal to 100% of the then fair market rental value of the Demised Premises (which may include periodic increases to the extent consistent with the then current market terms for such space) determined as of the Extension Term Commencement Date; (b) the Demised Premises shall be delivered in its then “as is” condition; (c) Landlord shall not be required to do any work to the Demised Premises or to provide any work allowance or free rent period or concession in connection with Tenant’s continued occupancy of the Demised Premises; (d) the base years for escalations with respect to Operating Expenses and Taxes shall be the then current base years (i.e., the fiscal year (for Taxes) or calendar year (for Operating Expenses) in which the Extension Term Commencement Date occurs); and (e) this Lease shall not contain any further Extension Option.

39.04 The exercise of the Extension Option shall only be effective upon, and in strict compliance with, the following terms and conditions:

A. The Extension Option must be exercised in the manner specifically set forth in Section 39.01 hereof or such option shall be deemed waived and all of Tenant’s rights with respect thereto shall wholly cease, terminate and expire. Time shall be of the essence in connection with the exercise of the Extension Option and the delivery of the Extension Election Notice by Tenant hereunder. The Extension Election Notice shall be irrevocable by Tenant upon delivery. If Tenant shall fail to duly exercise the Extension Option, (i) this Article 39 shall immediately be null and void and of no further force or effect and (ii) Tenant agrees upon request of Landlord to confirm such nonexercise in writing, but failure to do so by Tenant shall not operate to revive any rights of Tenant under this Article. If the Extension Election Notice does not strictly comply with the requirements set forth herein, it shall be deemed in such event that Tenant failed to timely deliver the Extension Election Notice.

B. Landlord and Tenant shall seek to agree in writing as to the amount of such fair market rental value for the Demised Premises, taking into consideration all then relevant factors.

39.05 If Landlord and Tenant shall not agree as to such fair market rental value by the date which is thirteen (13) months prior to the then stated Expiration Date, then each of Landlord and Tenant, by no later than twelve (12) months prior to the then stated Expiration Date, simultaneously shall meet and exchange notices setting forth (i) the annual fair market rental value that such party believes is the basis for the Fixed Rent which should be paid by Tenant hereunder (which annual fair market rental value may differ from any terms previously proposed by the parties) and (ii) the name and address of an arbitrator designated by such party meeting the standards therefor set forth in Article 42 hereof, and in such event said annual fair market rental value (unless Landlord and Tenant shall each propose the same amount therefor) shall be determined by arbitration in accordance with the provisions of Article 42 hereof.

39.06 A. If, on the Extension Term Commencement Date, the amount of the Fixed Rent payable during the Extension Term in accordance with the foregoing paragraphs of this Article shall not have been determined, then, pending such determination, Tenant shall pay Fixed Rent at the rate which is the average of the rates proposed by Landlord and Tenant for the Extension Term in their respective arbitration notices (the “Temporary Rate”). After the determination the amount of the Fixed Rent payable during the Extension Term as aforesaid, if such rental value is greater or less than the

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“Temporary Rate,” Landlord shall promptly pay to Tenant the excess of the Temporary Rate over (or Tenant shall promptly pay to Landlord the shortfall of the Temporary Rate below) the rental value determined as provided herein, together with interest at the Prime Rate on the amount so paid; and the Fixed Rent as so determined shall be payable during the Extension Term.

B. Upon determination of the Fixed Rent for the Extension Term, Landlord and Tenant shall execute, acknowledge and deliver to each other an agreement specifying the amount of the Fixed Rent for the Extension Term (but any failure to execute such an agreement shall not affect Tenant’s obligation to pay and Landlord’s right to receive such Fixed Rent). Any termination, cancellation or surrender of this Lease shall terminate any rights of Tenant under this Article.

ARTICLE 40

GUARANTY

40.01 In order to induce Landlord to enter into this Lease and as a condition to the effectiveness hereof simultaneously with the execution and delivery of this Lease by Tenant, Tenant shall cause Guarantor to execute and deliver to Landlord the Lease Guaranty in form and substance of Exhibit 40.01 annexed hereto and made a part hereof. In addition, Tenant shall, not later than five (5) Business Days following the Execution Date cause counsel to Guarantor to deliver one or more opinions addressed to Landlord from a law firm(s) and in form, in each instance reasonably acceptable to Landlord opining as to the due execution of the Guaranty and the enforceability thereof in accordance with the terms thereof, including the submission to jurisdiction provisions thereof.]

ARTICLE 41

EMERGENCY POWER

41.01 A. In connection with the Emergency Generators available at the Building, Landlord agrees to reserve for Tenant’s use a maximum connected load of one hundred (100) kilowatts of emergency electrical power (“Tenant’s Reserved Emergency Power”) from one or more of Landlord’s generators located or to be located on the roof of the Building (the “Emergency Generators”) as described in the Base Building Criteria for a period of six (6) months after the Execution Date. If Tenant elects to have Tenant’s Reserved Emergency Power available for Tenant’s. use (a) Tenant shall give notice thereof to Landlord by a date that is no later than six (6) months after the Execution Date and (b) Tenant agrees that such power shall be available to Tenant on an emergency basis only in the manner hereinafter provided. If Tenant fails to so elect as aforesaid, Tenant shall have no right to use Tenant’s Reserved Emergency Power under the terms of this Article. Tenant acknowledges and agrees that Tenant’s Reserved Emergency Power shall be available to Tenant on an emergency basis only in the manner hereinafter provided.

B. If Tenant elects to have Tenant’s Reserved Emergency Power available for Tenant’s use as provided in Section 41.01A hereof, then, in consideration of making such emergency power available to Tenant as provided herein, Tenant shall, from and after the date of Tenant’s election, pay to Landlord in equal monthly installments, whether or not Tenant’s Reserved Emergency Power is utilized, as Additional Rent (i) three hundred dollars ($300) per kilowatt/per year (which amount shall be prorated with respect to any partial years or months) for providing Tenant’s Reserved Emergency Power (such sum to be increased each year after the Commencement Date by the percentage increase in the CPI, if any) throughout the remainder of the Term not later than thirty (30) days following Tenant’s receipt of Landlord’s invoice and demand therefor plus (ii) Tenant’s share (calculated as a percentage of

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Tenant’s Reserved Emergency Power over the then total reserved emergency power capacity available to tenants in the Unit using the Emergency Generators and the capacity of the Unit Generator) of the actual cost of fuel consumed by the Emergency Generators and the Unit Generators (unless such fuel is separately metered for the Emergency Generator and the Unit Generator, in which event such cost and such share shall be based solely on the Emergency Generators).

C. Tenant shall not sell Tenant’s Emergency Reserved Power to (i) any other tenant or occupant of the Building or (ii) the general public.

D. If Tenant elects to have Tenant’s Reserved Emergency Power available for Tenant’s use as provided in Section 41.01A hereof, Landlord shall maintain, operate, repair and conduct regular tests to confirm the proper functioning of the Emergency Generators in a manner consistent with Comparable Buildings in the Times Square area.

41.02 If Tenant elects to have Tenant’s Reserved Emergency Power available for Tenant’s use as provided in Section 41.01A hereof, Landlord shall (subject to availability) maintain fuel in the fuel tank at a level necessary to operate the Unit Generator and the Emergency Generator for a commercially reasonable period and otherwise in accordance with customary practices of prudent owners of Comparable Buildings in the Times Square area. Landlord reserves the right, in Landlord’s reasonable discretion to the extent required to conserve fuel due to the fact that sufficient supplies may not be then reasonably available, to temporarily suspend or curtail the operation of the Emergency Generators pending the next fuel delivery in order to provide certain Building services through the Unit Generator required by applicable Legal Requirements. If Tenant elects to have Tenant’s Reserved Emergency Power available for Tenant’s use as provided in Section 41.01A hereof, Landlord shall endeavor to provide Tenant with reasonable prior notice of any such shutdown. Landlord agrees to maintain and operate the Emergency Generators in a commercially reasonable manner consistent with customary practices of prudent owners of Comparable Buildings in the Times Square area.

41.03 Subject to the provisions of this Lease (including Article 13 hereof) and the limitations contained herein, if Tenant elects to have Tenant’s Reserved Emergency Power available for Tenant’s use as provided in Section 41.01A hereof, Tenant, at Tenant’s sole cost and expense, shall perform all work and make all connections necessary to distribute Tenant’s Reserved Emergency Power to the Premises and to Tenant’s equipment including installation of automatic transfer switches, disconnect switches, distribution panels, wire and cabling. In connection therewith, Tenant shall have the right to distribute Tenant’s Reserved Emergency Power throughout the Premises as Tenant so determines (subject to the approval by Landlord of Tenant’s distribution plan, which approval shall not be unreasonably withheld). If Tenant elects to have Tenant’s Reserved Emergency Power available for Tenant’s use as provided in Section 41.01A hereof, Tenant’s connection to Tenant’s Reserved Emergency Power shall be via the buss duct located in the electric closet(s) serving the Demised Premises.

41.04 If Tenant elects to have Tenant’s Reserved Emergency Power available for Tenant’s use as provided in Section 41.01A hereof, Tenant shall maintain in good condition any such connections that Tenant makes to the Emergency Generators. In addition, at all times, Tenant shall fully cooperate with Landlord and shall abide by such reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the Emergency Generators, provided that such rules and regulations are generally applicable to all tenants in the Building utilizing the Emergency Generators and Landlord does not enforce such rules and regulations against in a discriminatory manner. Any damage or loss resulting from the use by Tenant of the Emergency Generators shall be borne by Tenant and Landlord shall not have liability to Tenant on account thereof.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

41.05 Upon notice to Tenant, Landlord shall have the immediate right to temporarily disconnect Tenant’s connection facilities, temporarily discontinue providing Tenant’s Reserved Emergency Power from the Emergency Generators if (a) Landlord, in good faith, determines that a dangerous condition exists and/or (b) Tenant’s connection facilities (i) have been installed improperly or without all necessary approvals of relevant Governmental Authorities or (ii) fail to comply with the connection thereto as approved by Landlord including exceeding a connected load equal to Tenant’s Reserved Emergency Power; it being agreed that any such temporary disconnection or discontinuance will only be for as long as any such condition exists. Landlord, its agents and engineers and consultants may survey Tenant’s connected load to the Emergency Generators from time to time during Business Hours upon reasonable prior notice (except during an emergency, in which event no prior notice shall be required), at Landlord’s expense, to determine whether Tenant is complying with its obligations under this Article unless such survey shows that Tenant has exceeded Tenant’s Reserved Emergency Power or otherwise violated Tenant’s obligations hereunder in which event Tenant shall be responsible for all reasonable out-of-pocket costs and expenses incurred by Landlord in connection therewith. If Tenant elects to have Tenant’s Reserved Emergency Power available for Tenant’s use as provided in Section 41.01A hereof, Tenant shall compile and promptly provide to Landlord a list of sheddable and critical loads so that, if Landlord determines that circumstances warrant during an emergency (as may occur, for example, if Landlord’s diesel system cannot operate at full capacity) specified loads can be disconnected in the manner so identified in advance by the parties.

41.06 Tenant understands and agrees that Landlord provides emergency power on an as-is where-is basis, without express or implied warranties of any kind, including warranties of merchantability or fitness for a particular purpose. In no event shall Landlord be liable for any damages including consequential, indirect, special exemplary, or punitive damages, or any lost revenues or lost profits, to the extent that the Emergency Generators fail to provide emergency power to Tenant or that the Emergency Generators damage the Tenant’s systems or property.

41.07 The rights granted in this Article 41 are given in connection with, and as part of the rights created under, this Lease and are not separately transferable or assignable. Any termination, cancellation or surrender of this Lease shall terminate any rights of Tenant under this Article.

ARTICLE 42

ARBITRATION

42.01 In the case of any arbitration of fair market rental value under Article 39 hereof; the parties shall give the notices as required under Section 39.05 hereof. Within ten (10) Business Days after said notice is given by either party, if the second party fails to notify the first party of the appointment of its arbitrator and the basis for the annual fair market rental value as provided in said Sections, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator. The arbitrators so chosen shall meet within ten (10) Business Days after the second arbitrator is appointed and within thirty (30) days thereafter shall decide the dispute. If within said period they cannot agree upon their decision, they shall appoint a third arbitrator and if they cannot agree upon said appointment, then the third arbitrator shall be appointed upon their application or upon the application of either party, by the AAA. The three arbitrators shall meet and decide the dispute. The arbitrators so specified in such notices shall be licensed real estate brokers or doing business in the Borough of Manhattan, City and State

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

of New York, and having not less than ten (10) years’ active experience as real estate brokers of office space or appraisers of first class office buildings and leased office space in said Borough. The third arbitrator shall be required to select either the annual fair market rental value proposed by Landlord or the annual fair market rental value proposed by Tenant in their respective arbitration notices based on which rental value such third arbitrator determines is closer to the actual annual fair market rental value based upon all relevant factors. In designating arbitrators and in deciding the dispute, the arbitrators shall act in accordance with the rules then in force of the AAA, subject, however, to such limitations as may be placed upon them by the provisions of this Lease. Judgment may be had on the decision and award of the arbitrators so rendered in any court.

42.02 The arbitrator(s) conducting any arbitration shall be bound by the provisions of this Lease and shall not have the power to add to, subtract from, or otherwise modify such provisions. Landlord and Tenant agree to sign all documents and to do all other things reasonably necessary to submit any such matter to arbitration and further agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder which shall be binding and conclusive on the parties. Landlord and Tenant shall each have the right to appear and be represented by counsel before said arbitrator(s) and to submit such data and memoranda in support of their respective positions as may be reasonably necessary or appropriate in the circumstances.

42.03 Except as otherwise provided in this Article, each party shall pay the expenses and fees of its designated arbitrator and share equally the expenses and fees of the third arbitrator.

ARTICLE 43

MISCELLANEOUS

43.01 Except in connection with Tenant’s initial move-in to the Demised Premises, but subject to Section 2.01 hereof and Article 13 hereof, Tenant shall not move any safe, heavy equipment or bulky matter in or out of the Building without Landlord’s consent, which consent Landlord agrees not unreasonably to withhold. If the movement of such items is required to be done by persons holding a Master’s Rigger’s License, then all such work shall be done in full compliance with the Administrative Code of the City of New York and other municipal requirements. Except in connection with Tenant’s initial move-in to the Demised Premises, but subject to Section 2.01 hereof and Article 13 hereof, all such movements shall be made during hours which will minimize interference with the normal operations of the Building, and all damage caused by such movement shall be promptly repaired by Tenant at Tenant’s sole cost and expense. Unless installed in connection with an approved Tenant Change, Tenant shall not place a load upon any floor of the Demised Premises which exceeds the load per square foot which such floor was designed in accordance with the Building Criteria to carry and which is allowed by Legal Requirements.

43.02 In the event that an excavation or any construction should be made for Building or other purposes upon land adjacent to the Real Property, or should be authorized to be made, Tenant shall, upon reasonable prior notice, if necessary, afford to the person or persons causing or authorized to cause such excavation or construction or other purpose, the right to enter upon the Demised Premises for the purpose of doing such work as shall reasonably be necessary to protect or preserve the wall or walls of the Unit, or the Building, from injury or damage and to support them by proper foundations, pinning and/or underpinning, or otherwise, provided that any disturbed areas of the Demised Premises are promptly restored to substantially their prior condition.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

43.03 Each of Landlord and Tenant waives the right to trial by jury in any summary proceeding that may hereafter be instituted against such party or generally in any action that may be brought hereunder, provided such waiver is not prohibited by law. Tenant shall not interpose any counterclaim in any summary proceeding, except for compulsory counterclaims.

43.04 In the event of any dispute between Landlord and Tenant in any way related to this Lease, and whether involving contract and/or tort claims, except as otherwise provided in this Lease, the non-prevailing party shall pay to the prevailing party all reasonable attorneys’ fees and disbursements, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment. The “prevailing party” shall be determined based upon an independent assessment of which party’s major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party’s major arguments or positions on major disputed issues. Any such fees incurred in enforcing a judgment shall be recoverable separately from any other amount included in the judgment and shall survive and not be merged in the judgment.

43.05 The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or, as applicable, any of the Rules and Regulations attached hereto or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No employee of Landlord or of Landlord’s agents shall have any power to accept the keys of the Demised Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord’s agent shall not operate as a termination of this Lease or a surrender of the Demised Premises. The receipt or acceptance by Landlord, or payment by Tenant, of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by such party. No endorsement or statement on any check or any letter accompanying any check or payment as rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other remedy in this Lease provided.

43.06 This Lease with its exhibits and schedules contain the entire agreement between Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior agreements written or oral, all of which are merged herein. Any executory agreement hereafter made between Landlord and Tenant shall be ineffective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such executory agreement is signed by the parties hereto. This Lease may not be orally waived, terminated, changed or modified.

43.07 The captions of Articles in this Lease and its Table of Contents and Index are inserted only as a convenience and for reference and they in no way define, limit or describe the scope of this Lease or the intent of any provision thereof. References to Articles and Sections are to those in this Lease unless otherwise noted.

43.08 If any term, covenant, condition or provision of this Lease or the application thereof to any circumstance or to any Person shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this Lease or the application thereof to any circumstances or to any Person other than those as to which any term, covenant, condition or provision is held invalid or unenforceable, shall not be affected thereby and each remaining term, covenant, condition and provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by applicable Legal Requirements and/or Insurance Requirements.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

43.09 No vault or cellar not within the property line of the Building is leased hereunder, anything to the contrary indicated elsewhere in this Lease notwithstanding.

43.10 Each of the schedules and exhibits appended to this Lease is incorporated by reference herein as if set out in full herein. If, and to the extent that, any of the provisions of this Lease conflict, or are otherwise inconsistent, with any of the schedules and exhibits appended to this Lease, then, whether or not such inconsistency is expressly noted in this Lease, the provisions of this Lease shall (unless a specific provision of this Lease or of any such schedule or exhibit provides to the contrary) prevail.

43.11 Tenant shall not use nor shall Tenant permit any Tenant Entity to use the name or likeness of the Building in any advertising (by whatever medium) without Landlord’s prior consent (not to be unreasonably withheld); provided, however, that Tenant may use the name and address of the Building on its stationary and in advertisements for identification purposes only.

43.12 Landlord and Tenant each represent and warrant to the other that (a) this Lease (i) has been duly authorized, executed and delivered by such party and (ii) constitutes the legal, valid and binding obligation of such party and (b) the execution and delivery of this Lease is not prohibited by, nor does it conflict with, or constitute a default under, any agreement or instrument to which such party may be bound or any Legal Requirements applicable to such party.

43.13 Landlord and Tenant each hereby (a) irrevocably consents and submits to the jurisdiction of any Federal, state, county or municipal court sitting in the State of New York in respect to any action or proceeding concerning any matters arising out of or in any way relating to this Lease; (b) irrevocably waives all objections as to venue and any and all rights it may have to seek a change of venue with respect to any such action or proceedings if the same is brought in New York City; (c) agrees that this Lease and the rights and obligations of the parties shall be governed by and construed, and all actions, proceedings and all controversies and disputes arising under or of or relating to this Lease shall be resolved in accordance with the internal substantive laws of the State of New York applicable to agreements made and to be wholly performed with the State of New York, (d) waives any defense to any action or proceeding granted by the laws of any other country or jurisdiction unless such defense is also allowed by the laws of the State of New York and (e) agrees that any final judgment rendered against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Landlord and Tenant further agree that any action or proceeding in respect to any matters arising out of or in any way relating to this Lease shall be brought only in the State of New York, County of New York.

43.14 Any disclosure of the terms of this Lease shall be subject to any non-public pre-notification requirements imposed by the ESDC and/or the EDC.

43.15 Notwithstanding anything herein to the contrary, it is to be strictly understood and agreed that (a) the submission by Landlord to Tenant and by Tenant to Landlord of any drafts of this Lease or any correspondence with respect thereto shall (i) be deemed submission solely for Tenant’s or Landlord’s as applicable, consideration and not for acceptance and execution, (ii) have no binding force or effect, (iii) not constitute (A) an option for the leasing of the Premises or a lease or conveyance of the Premises by Landlord to Tenant or (B) a counteroffer for the leasing of the Premises or any acceptance of the Premises by Tenant and (iv) not confer upon Tenant or any other party any title or estate in the

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Premises, (b) the terms and conditions of this Lease shall not be binding upon either party hereto in any way unless and until it is unconditionally executed and delivered by both parties in their respective sole and absolute discretion, and all other conditions precedent to the effectiveness thereof shall have been fulfilled or waived, and (c) if this Lease and other agreements are not so executed and delivered for any reason whatsoever (including either party’s willful or other refusal to do so or bad faith), neither party shall be liable to the other with respect to this Lease on account of any written or oral representations or negotiations, or drafts, comments or correspondence between the parties or their respective agents or representatives on any legal or equitable theory (including part performance, promissory estoppel, undue enrichment, detrimental reliance, fraud, breach of good faith negotiation obligation or otherwise).

43.16 A. Tenant and Landlord each represents and warrants to other that (i) it and each Affiliate or Principal directly or indirectly owning an interest in it is not a Prohibited Entity, (ii) none of the funds or other assets of it constitute property of, or are beneficially owned, directly or indirectly, by, any Person on the List, (iii) no Person on the List has any interest of any nature whatsoever in it (whether directly or indirectly), (iv) none of its funds have been derived from any unlawful activity with the result that the investment in it is prohibited by law or that this Lease is in violation of law, and (v) it has implemented procedures, and will consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times.

B. Tenant and Landlord each covenants and agrees (i) to comply with all Legal Requirements relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect, (ii) to immediately notify the other in writing if any of the representations, warranties or covenants set forth in this Section are no longer true or have been breached or if it has a reasonable basis to believe that they may no longer be true or have been breached, (iii) not to use funds from any Person on the List to make any payment due to Landlord under this Lease and (iv) at the request of the other, to provide such information as may be reasonably requested by Landlord or Tenant to determine the other’s compliance with the terms hereof.

C. Landlord and Tenant each hereby acknowledge and agree that inclusion on the List of the other party or any Affiliate or Principal of such party at any time during this Lease Term shall be a material default of this Lease. Notwithstanding anything to the contrary contained herein, including Tenant’s rights under Article 8, Tenant shall not permit the Premises or any portion thereof to be used or occupied by any Person on the List (on a permanent, temporary or transient basis), and any such use or occupancy of the Premises by any such Person shall be a material default of this Lease.

43.17 This Lease may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which, taken together, shall constitute one and the same instrument. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

[end of Agreement, signatures follow on the next page.]

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the date first above written.

LANDLORD:

FC EIGHTH AVE., LLC

a Delaware limited liability company

By:   FC 42 Hotel LLC,

         a Delaware limited liability company, its managing member

By:   FCDT Corp., a New York corporation, its managing member

By: /s/ [Illegible]

Name: [Illegible]

Title: [Sr. Vice President]

TENANT:

MARKIT NORTH AMERICA, INC. a Delaware corporation

By:
Name:
Title:

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the date first above written.

LANDLORD:

FC EIGHTH AVE., LLC

a Delaware limited liability company

By:   FC 42 Hotel LLC,

         a Delaware limited liability company, its managing member

By:   FCDT Corp., a New York corporation, its managing member

By:
Name:
Title:

TENANT: MARKIT NORTH AMERICA, INC. a Delaware corporation By: /s/ Lance Uggla Name: Lance Uggla Title: Chief Executive Officer

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”), is dated as of the 18th day of July 2012 and is by and between FC EIGHTH AVE., LLC, a Delaware limited liability company, having an office c/o Forest City Ratner Companies, One Metrotech Center, Brooklyn, New York 11201 (hereinafter referred to as “Landlord”) and MARKIT NORTH AMERICA, INC., a Delaware corporation, having an address at 360 Hamilton Avenue, 2nd Floor, White Plains, New York (hereinafter referred to as “Tenant”).

W I T N E S S E T H

WHEREAS, Landlord and Tenant are parties (the “Parties”) to that certain Lease dated as of the 18th day of October, 2007 (the “Lease”), demising approximately 31,753 Rentable Square Feet representing the entire rentable portion of the 35th floor (the “Demised Premises”) of the building known as “The New York Times Building” located at 620 Eighth Avenue, New York, New York (the “Building”); and

WHEREAS, Tenant desires to expand the Demised Premises, and Landlord is willing to permit Tenant to so expand the Demised Premises, on the terms and conditions as hereinafter set forth.

NOW, THEREFORE, in consideration of One and 00/100 Dollars ($1.00) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Capitalized Terms: Capitalized terms used but not defined in this First Amendment shall have the respective meanings assigned to such terms in the Lease.

2.	Effective Date: Subject to the terms hereof, this First Amendment shall be effective as of the date hereof (the “Effective Date”).

3.	Existing Demised Premises: Landlord and Tenant hereby agree that pursuant to the Lease, Landlord currently leases to Tenant and Tenant currently leases from Landlord those Demised Premises (the “Existing Demised Premises”) consisting of 31,753 Rentable Square Feet (RSF).

4.	Expansion of the Premises: The Parties agree to expand the Demised Premises by approximately 9,990 RSF of space on the 38th floor of the Building, in two (2) phases, as follows:

Phase I Expansion:

(a)	38C Premises: Shall mean that certain space located on the 38th floor of the Building commonly known as Suite C and currently leased to SJP TS, LLC (“SJP”), as outlined on Exhibit A-1 attached hereto and made a part hereof) and hereafter referred to as the “38C Premises.” 38C Premises Square Footage: Landlord and Tenant hereby acknowledge that the 38C Premises contains approximately 3,536 Rentable Square Feet.

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been requested with respect to the omitted portions.

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(b)	Delivery Date of the 38C Premises: Shall mean the date upon which SJP shall actually surrender, vacate and deliver the 38C Premises to Landlord in accordance with the terms and conditions of the SJP Lease and that certain Lease Termination Agreement dated as of the date hereof (the “SJP Lease Termination Agreement”) and Landlord shall deliver possession of the 38C Premise to Tenant. The Parties further acknowledge that the Delivery Date referred to herein shall also be deemed the “38C Commencement Date.”

(c)	Phase I Total Rentable Square Feet: Effective upon the 38C Commencement Date: (i) the Demised Premises shall be increased to include the 38C Premises and shall thereby increase the total number of Rentable Square Feet leased by Tenant in the Building to approximately 35,289 Rentable Square Feet (the “Phase I Expansion Premises”); and except as hereinafter provided (i) all subsequent references to the “Premises” or “Demised Premises” shall mean and refer to the Phase I Expansion Premises for all purposes under the Lease.

(d)	SJP Lease Termination Agreement: Tenant expressly acknowledges and agrees that Tenant shall have no rights under the SJP Lease Termination Agreement as a third party beneficiary or otherwise; Landlord shall not be in any way obligated to enforce the SJP Lease Termination Agreement (specifically or otherwise); and Landlord’s obligation to deliver and lease to Tenant, and Tenant’s right and obligation to take possession and lease the 38C Premises in accordance with this First Amendment is expressly conditioned upon SJP’s full performance under the SJP Lease Termination Agreement (including, without limitation, the obligation of SJP to pay to Landlord the Termination Fee (as defined in the SJP Lease Termination Agreement), as the same may be adjusted in accordance with the terms of such SJP Lease Termination Agreement.

Phase II Expansion:

(e)	38D Premises. Shall mean that certain space located on the 38th floor of the Building commonly known as Suite D and currently leased to Athena Capital Research LLC (“Athena”), as outlined on Exhibit A-2 (attached hereto and made a part hereof) and hereafter referred to as the “38D Premises.”

(f)	38D Premises Square Footage: Landlord and Tenant hereby acknowledge that the 38D Premises contains approximately 6,454 Rentable Square Feet.

(g)	Delivery Date of the 38D Premises: Shall mean the date which is the later to occur of: (i) November 1, 2012 and (i) the date upon which Athena shall actually surrender, vacate and deliver the 38D Premises to Landlord in accordance with the terms and conditions of the Athena lease agreement. The Parties further acknowledge that the Delivery Date referred to herein shall also be deemed the “38D Commencement Date.”

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

(h)	Phase II Total Rentable Square Feet: Effective upon the 38D Commencement Date: (i) the Demised Premises, as previously expanded pursuant to the Phase I Expansion above referenced, shall be increased to include the 38D Premises, thereby increasing the total number of Rentable Square Feet leased by Tenant in the Building to approximately 41,743 Rentable Square Feet (the “Expanded Demised Premises”); and except as hereinafter provided (i) all subsequent references to the “Premises” or the “Demised Premises” shall mean and refer, for all purposes under the Lease, to the total Expanded Demised Premises as per the Phase I and Phase II Expansions.

(i)	The Expansion Premises: Shall mean the 38C Premises (3,536 RSF) together with the 38D Premises (6,454 RSF).

5.	Term for the Expansion Premises:

(a)	38C Term: The Term shall commence on the 38C Commencement Date and shall expire on August 31, 2014.

(b)	38D Term: The Term shall commence on the 38D Commencement Date and shall expire on August 31, 2014.

(c)	Expansion Premises Expiration Date: Shall mean August 31, 2014.

(d)	Commencement Date Agreements: Landlord and Tenant agree to execute further mutually agreeable instruments confirming the 38C Commencement Date and the 38D Commencement Date, but the failure to execute any such further instruments shall not in any way relieve Tenant of its liability under this First Amendment of Lease with respect to the Expansion Premises to the extent it has taken possession of same.

(e)	Option to Extend: The 38C Term and 38D Term are subject to extension in accordance with the term of Section 14 hereof.

6.	Delivery of the Expansion Premises:

(a)	Except as otherwise expressly set forth in the last sentence of this Section 6, Tenant expressly acknowledges and agrees that:

(i)	Tenant shall accept the Expansion Premises from Landlord in its “AS-IS” condition on the 38C Commencement Date and the 38D Commencement Date, as applicable;

(ii)	Landlord shall have no obligation to perform any work or provide any work allowance or services in or to the Expansion Premises, or any part thereof, in order to prepare the same for occupancy by Tenant;

(iii)	Landlord has not made and does not make any representations or warranties with respect to the Expansion Premises, nor any part thereof;

(iv)	any and all work or other improvements constructed in or to the Expansion Premises shall constitute “Tenant Changes” subject to the terms and conditions of and performed pursuant to Article 13 and all other applicable provisions of the Lease; and

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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(v)	notwithstanding anything to the contrary contained herein or the Lease, and notwithstanding that Landlord has approved any of the following as “Tenant Changes” pursuant to the Lease, in the event that Tenant performs any specialty alterations in the Expansion Premises which result in an increase in the maximum authorized occupancy of the Expansion Premises pursuant to a new or amended certificate of occupancy, Tenant is fully responsible for and, at the election of Landlord, shall be obligated to perform all alterations (and cover all cost and expense in connection therewith) required to restore the Expansion Premises to its original condition such that the certificate of occupancy for the Expansion Premises reverts back to its original maximum authorized occupancy as of the Effective Date.

(b)	If for any reason Landlord is unable to deliver possession of either the 38C Premises or the 38D Premises, this First Amendment shall not be void or voidable, nor shall Landlord be liable to Tenant for any damage resulting from Landlord’s inability to deliver such possession, provided, Tenant shall not be required to pay any rent as called for hereunder or under the Lease with respect to the applicable Expansion Premises until such Expansion Premises is so delivered.

(c)	Furthermore, any failure of Landlord to deliver the 38C Premises or the 38D Premises to Tenant shall not affect in any way Tenant’s obligation to take possession of the other Expansion Premises, and such obligations are independent of each other in all respects.

(d)	In the event Landlord is unable to deliver either the 38C Premises or the 38D Premises, then the terms and conditions of this First Amendment shall continue in full force and effect with respect solely to the Expansion Premises delivered by Landlord hereunder, and Landlord and Tenant agree to enter into a further amendment to the Lease to reflect which Expansion Premises has been so delivered or not delivered, as the case may be. Notwithstanding the foregoing, in the event that Landlord has been unable to deliver to Tenant the 38D Premises by January 31, 2013, then Tenant shall have the right to terminate its obligations under this First Amendment solely with respect to the 38D Premises, by delivery of written notice to Landlord of the same no later than February 10, 2013. In the event Tenant shall fail to deliver such written notice, then Tenant’s obligations with respect to accepting possession and leasing of the 38D Premises from Landlord and the terms of this First Amendment with respect to the 38D Premises shall remain in full force and effect. In the event that Landlord has been unable to not previously exercised its right to terminate the Lease pursuant to this Section 6(d)), then the terms and conditions of this First Amendment shall terminate as to the 38D Premises, and the parties shall have no further obligations hereunder with respect thereto.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

(e)	Tenant expressly (i) waives any right to rescind the Lease under Section 223-(a) of the New York Real Property Law or under any present or future statute of similar import then in force and (ii) waives the right to recover any damages, direct or indirect, which result from Landlord’s failure to (x) deliver possession of the Expansion Premises, or any part thereof, or (y) to grant access to the Expansion Premises, or any part thereof, prior to the 38C Commencement Date or the 38D Commencement Date, as applicable.

(f)	Tenant agrees that the provisions of this Section 6 are intended to constitute “an express provision to the contrary” within the meaning of said Section 223-(a).

(g)	Landlord agrees that the Expansion Premises, on the 38C Commencement Date and the 38D Commencement Date, as applicable, shall comply with applicable building codes and life safety laws (local law 5) consistent with the terms and conditions of the Lease.

7.	Fixed Rent for the Expansion Premises: Subject to the terms of Section 8 and Section 9 below, Tenant covenants and agrees to pay to Landlord fixed minimum rent (“Fixed Rent”) in lawful money of the United States as follows:

(a)	with respect to the 38C Premises and during the 38C Term (except as provided below), the amount of $******* per annum, payable in equal monthly installments of $*******;

(b)	with respect to the 38D Premises and during the 38D Term, the amount of $******* per annum, payable in equal monthly installments of $*******; and

(c)	Payments of Fixed Rent, Tenant’s Tax Payment, Tenant’s Operating Expense Payment or Tenant’s BID Payment shall be proportioned for any partial months occurring during the 38C Term and the 38D Term, as applicable.

8.

38C Premises Rent or Interim Term: Notwithstanding the foregoing and subject to the following, within three (3) business days of the later to occur of (i) Landlord’s delivery of a fully executed copy of this Amendment and (ii) Landlord’s delivery of the 38C Premises to Tenant, Tenant shall pay Landlord the lump-sum amount of $******* (the “38C Initial Rent Payment”) for the period commencing on the 38C Commencement Date and continuing through October 31, 2012 (the “38C Interim Term”). During such 38C Interim Term, Tenant shall not be obligated to pay, solely with respect to the 38C Premises, any additional amounts with respect to Fixed Rent, Tenant’s Tax Payment, Tenant’s Operating Expense Payment or Tenant’s BTD Payment. Except for the foregoing payments of Fixed Rent, Tenant’s Tax Payment, Tenant’s Operating Expense remain obligated during the 38C Interim Term to pay all Rent, Additional Rent and other charges payable by Tenant in accordance with the terms and conditions of the Lease with respect to the Existing Demised Premises and 38C Premises, including, without limitation, the cost of electricity pursuant to Article 7 of the Lease (which is sub-metered and will be billed at actual cost without any premium or administrative markup). Notwithstanding the foregoing, in the event that the 38C Premises Commencement Date shall not occur by July 20, 2012, and Tenant has delivered the insurance certificates with

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respect to the Expansion Premises as required hereunder, then the amount of the 38C Interim Payment shall be reduced by $***** for each day from July 20, 2012 until the date when the 38C Premises is delivered to Tenant. Payment of the 38C Interim Payment shall be made by wire transfer of immediately available federal funds to an account designated by Landlord pursuant to separate instructions to Tenant (which may be by electronic mail to Colin Walker (colin.walker@markit.com) and Joan Simari (Joan.Simari@markitserv.com)).

9.	Expansion Premises Rent Abatement: Provided that Tenant is not otherwise in monetary or non-monetary default under the Lease, beyond the expiration of any applicable notice and/or cure period, and solely with respect to the Expansion Premises, monthly payments of Fixed Rent shall be fully abated for the period commencing on November 1, 2012 and continuing through February 28, 2013 (the “Expansion Premises Abatement Period”). In the event that the 38D Commencement Date shall occur later than November 1, 2012, then the Expansion Premises Abatement Period shall not be modified, but Tenant shall be issued a credit towards payments of Fixed Rent accruing after the Expansion Premises Abatement Period in the amount of Fixed Rent that would have otherwise abated hereunder from November 1, 2012 to the date when the 38D Commencement Date shall have actually occurred. Except for the foregoing payments of Fixed Rent with respect to the Expansion Premises only, Tenant shall remain obligated during the Expansion Premises Abatement Period to pay all Rent, Additional Rent and other charges payable by Tenant in accordance with the terms and conditions of the Lease with respect to the Existing Demised Premises and the Expansion Premises.

10.	Tenant’s Proportionate Tax Share: Tenant’s Proportionate Tax Share shall continue to be calculated in accordance with the applicable provisions of the Lease. For the avoidance of doubt:

(a)	as of the 38C Commencement Date, and solely with respect to the 38C Premises, Tenant’s Proportionate Tax Share shall equal .503%;

(b)	as of the 38D Commencement Date, and solely with respect to the 38D Premises, Tenant’s Proportionate Tax Share shall equal .930%; and

(c)	upon Tenant taking possession of each of the 38C Premises and the 38D Premises, Tenant’s Proportionate Tax Share for the entirety of the 38C Premises, the 38D Premises and the Existing Demised Premises shall equal 5.946%.

11.	Revisions to Base Year: Solely as it relates to the Expansion Premises, as applicable, for purposes of calculating Tenant’s Tax Payment pursuant to Section 4.02(B) of the Lease, the Tax Base Year shall be calendar year 2013.

12.

Tenant’s BID Payment: In accordance with Section 4.02 of the Lease, solely with respect to the Expansion Premises, Tenant shall commence payment of BID Payments on November 1, 2012. In the event that the 38D Commencement Date shall occur later than November 1, 2012, then Tenant shall remain obligated to make the BID Payments with respect to the entire Expansion Premises, but Tenant shall be issued a credit towards the next installment of BID Payments immediately following the 38D Commencement Date

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in an amount equal to the BID Payments made with respect to the 38D Premises for the period from November 1, 2012 to the date when the 38D Commencement Date shall have actually occurred. Notwithstanding the foregoing, in the event that Tenant shall have the right, and shall elect, to terminate its obligations with respect to the 38D Premises pursuant to Section 6(d), then Landlord shall refund all BID Payments made with respect thereto within five (5) business days of receipt of notice of such termination by Tenant and the request therefor.

13.	Payments in Lieu of Operating Expenses for the Expansion Premises.

(a)	For purposes of this First Amendment, “OP Year” shall initially mean the calendar year 2013 (the “OP Base Year”), and thereafter each calendar year occurring during the 38C Term and 38D Term (as applicable), including during the Expansion Extension Term. Solely with respect to the Expansion Premises, the terms of Sections 4.03, 4.04, 4.05 and 4.06 of the Lease shall not apply, and for each OP Year after the OP Base Year, Tenant shall pay to Landlord as Additional Rent, an annual operating expense escalation payment in lieu of Tenant’s Operating Expense Payment (“PILOOPEX”) equal to the product of (i) the PILOOPEX Base Year Amount and (ii) the increase in the CPI since the OP Base Year. For purposes of this Section 13 the “PILOOPEX Base Year Amount” for (A) the 38C Premises shall equal *************************** *********************************************** and (B) the 38D Premises shall equal ******************** **************************** ******************************************. By way of example only, if the CPI increased by three percent (3%) each year during the Expansion Premises Term (and the Expansion Premises Extension Term), then the annual PILOOPEX payment due from Tenant for each OP Year would be as follows:

OP Year	Amount of PILOOPEX (38C)	Amount of PILOOPEX (38D)
1 (2013)	$****	$****
2 (2014)	$*******	$*******
3 (2015)	$*******	$*******
4 (2016)	$*******	$*******
5 (2017)	$*******	$*******
6 (2018)	$*******	$*******

(b)	PILOOPEX shall be due and payable, together with Fixed Rent due hereunder, in equal monthly installments in advance on the first (1st) day of each month of the Term commencing with the first day of the second OP Year (January 2014).

(c)	Tenant’s liability under this Section 13 with respect to (i) the OP Year in which Tenant is first obligated to make a PILOOPEX payment hereunder and (ii) the OP Year in which the 38C Term or 38D Term shall expire or terminate (except on account of Tenant’s default), as applicable, in either event shall be computed on a pro rata basis based on the actual number of days in the period for which a PILOOPEX payment is payable hereunder.

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(d)	In no event shall the Fixed Rent ever be reduced by operation of this Section 13. The provisions of this Section 13 shall survive the expiration or termination of the Lease.

(e)	Wherever in the Lease there is a reference to “Tenant’s Operating Expense Payment”, then solely with respect to the Expansion Premises, as applicable, such reference shall be deemed to refer to the payment of PILOOPEX hereunder.

14.	Option to Extend the Term of the Expansion Premises; Must-Take Premises:

(a)	Subject to the terms hereof, Tenant is hereby granted an option to extend the Term of the Expansion Premises (the “Expansion Extension Option”) for one (1) period, commencing as of the day immediately following the Expansion Premises Expiration Date (the “Expansion Extension Commencement Date”) and continuing through August 31, 2018 (the “Expansion Extension Term”), provided Tenant shall notify Landlord, in writing, no less than six (6) months prior to the Expansion Expiration Date, of Tenant’s intention to exercise such option (the “Expansion Extension Notice”), and provided further that at the time of said Expansion Extension Notice, as well as of the Expansion Extension Commencement Date, Tenant has fully complied with the terms and conditions of the Lease and the Expansion Extension Threshold Conditions (the “Threshold Conditions”) cited below:

(b)	For purposes of this First Amendment, the Threshold Conditions shall mean the following:

(i)	Tenant is leasing the entire Expanded Demised Premises directly from Landlord;

(ii)	Tenant Entities are in actual occupancy (i.e., exclusive of assignees, subtenants or other occupants which are not Tenant Entities) of at least eighty percent (80%) of the Rentable Square Feet of the Expanded Demised Premises;

(iii)	there shall be no monetary default or non-monetary default by Tenant under the Lease, beyond the expiration of any applicable notice and/or cure periods, if any; and

(iv)	Tenant must exercise the Expansion Extension Option with respect to the entirety of the Expansion Premises (not just with respect to the individual 38C Premises or 38D Premises).

If all of the Threshold Conditions are not satisfied, either as of the date of the Expansion Extension Notice or on the intended Expansion Extension Commencement Date, then, unless Landlord waives compliance with same (in its sole and absolute discretion): (A) the Expansion Extension Notice shall be null

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and void and of no force or effect; (B) Tenant shall be deemed to have irrevocably waived any rights pursuant to this Section 14; (C) this Section 14 shall be null and void and of no further force or effect and (D) Tenant agrees upon request of Landlord to confirm such non-exercise in writing, but failure to do so by Tenant shall not operate to waive, cure or reinstate any rights of Tenant under this Section 14.

(c)	If exercised, the Expansion Extension Option, shall be upon the same terms and conditions of the Lease, except that (i) the annual Fixed Rent during the Expansion Premises Extension Term shall be an amount equal to the greater of (A) the annual Fixed Rent for the year immediately preceding the Expansion Premises Extension Term and (B) 100% of the then fair market rental value of the Expansion Premises, determined as of the Expansion Extension Commencement Date; (ii) the Premises shall be delivered in its then “AS IS” condition and (iii) Landlord shall not be required to do any work to or in the Expansion Premises or provide any work allowance or free rent period or concession in connection with Tenant’s continued occupancy of the Expansion Premises.

(d)	The Parties expressly acknowledge and agree that this First Amendment contains no additional extension options other than the Expansion Premises Extension Option.

(e)

Landlord and Tenant shall agree in writing as to the amount of such fair market rental value for the Expansion Premises, taking into consideration all then relevant factors. If Landlord and Tenant shall not agree as to such fair market rental value by the date which is three (3) months prior to the Expansion Expiration Date, then each of Landlord and Tenant, by no later than two (2) months prior to the Expansion Expiration Date, shall meet and exchange notices setting forth (i) the annual fair market rental value that such party believes is the basis for the Fixed Rent which should be paid by Tenant for the Expansion Premises during the Expansion Extension Term (which annual fair market rental value may differ from any terms previously proposed by the parties) and (ii) the name and address of an arbitrator designated by such party meeting the standards therefor set forth in Article 42 of the Lease, and in such event said annual fair market rental value (unless Landlord and Tenant shall each propose the same amount therefor) shall be determined in arbitration in accordance with Article 42 of the Lease. If on the Expansion Extension Commencement Date, the amount of Fixed Rent payable during the Expansion Extension Term in accordance with this Section 14(d) shall not have been determined, then pending such determination, Tenant shall pay Fixed Rent at the rate which is the average of the rates proposed by Landlord and Tenant in their respective arbitration notices (the “Expansion Extension Temporary Rate”). After the determination of the amount of Fixed Rent payable during the Expansion Extension Term as set forth above, if such rental value is greater or less than the Expansion Extension Temporary Rate, Landlord shall promptly pay to Tenant the excess of the Expansion Extension Temporary Rate over (or Tenant shall promptly pay to Landlord the shortfall of the Expansion Extension Temporary Rate below) the

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fair market rental value determined as provided herein, together with interest at the Prime Rate on the amount so paid; and the Fixed Rent as so determined shall be payable during the Expansion Extension Term. Upon determination of the Fixed Rent as set forth above, Landlord and Tenant shall execute, acknowledge and deliver to each other an agreement specifying the amount of the Fixed Rent for the Expansion Extension Term (but any failure to execute such an agreement shall not affect Tenant’s obligation to pay and Landlord’s right to receive such Fixed Rent). Any termination, cancellation or surrender of the Lease shall terminate any rights of Tenant under this Section 14.

(f)	Within fifteen (15) days following Tenant’s delivery of the Expansion Extension Notice, Landlord shall provide written notice to Tenant (the “Must Take Notice”) indicating that, as an additional condition to Tenant’s exercising the Expansion Extension Option, Tenant shall lease that certain office space located in the northern portion of Suite E of the 381 floor, consisting of approximately 6,000 Rentable Square Feet, as outlined on Exhibit A-3 attached hereto (the “Must Take Premises”), on the same terms and conditions as the Expansion Extension Option for the Expansion Premises (including, without limitation, Section 14(c). The Tax Base Year and the OP Base Year for the Must Take Premises shall be 2014.

(g)	If Landlord shall deliver the Must Take Notice, then Tenant shall within fifteen (15) days notify Landlord if it agrees to lease the Must Take Premises in accordance with the foregoing.

(h)	If Tenant shall elect to lease the Must Take Premises, then the Must Take Premises shall become part of the Expanded Demised Premises on the Expansion Extension Commencement Date.

(i)	In the event that Tenant shall elect not to lease the Must Take Premises, then (i) the Expansion Extension Option shall be null and void; (ii) Tenant shall surrender the Expansion Premises on the Expansion Expiration Date in accordance with Article 22 of the Lease; (iii) the Lease shall terminate with respect to the Expansion Premises, and (iv) the Parties shall be released from their obligations under the Lease with respect to the Expansion Premises, except for those provisions in the Lease which are expressly stated to survive the expiration or earlier termination of the Term of the Lease. If Tenant shall fail to respond to the Must Take Notice, Tenant shall be deemed to have elected not to lease the Must Take Premises.

(j)

In the event that Tenant shall elect to lease the Must Take Premises, on or prior to the Expansion Extension Commencement Date, Landlord and Tenant agree to enter into a mutually agreeable amendment to the Lease setting forth: (i) the final square footage of the Must Take Premises, as reasonably determined by Landlord; (ii) adjustments to Tenant’s Proportionate Tax Share as a result of the addition of the Must Take Premises; (iii) the determination of PILOOPEX for the OP Base Year for the Must Take Premises (which OP Base Year shall be the calendar year during which the Expansion Extension Commencement Date shall

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occur); (iv) if it has been determined pursuant to Section 14(d) above, the fair market rental value for the Expansion Premises and, the Must Take Premises and (v) such other terms and conditions reasonably and customarily required to evidence the addition of the Must Take Premises to the Expanded Demised Premises, provided that, notwithstanding the foregoing, the failure of Landlord and Tenant to enter into the foregoing amendment shall not affect the obligation of Tenant to accept possession of the Must Take Premises on the Expansion Extension Commencement Date and fulfill all obligations of the Lease with respect thereto, including, without limitation, the obligation to pay Rent.

15.	Insurance:

(a)	Tenant shall deliver to Landlord, either prior to or contemporaneously with the execution of this First Amendment:

(i)	evidence that Tenant is insured for the 38C Expansion Premises, in compliance with the minimum requirements set forth in Article 16 of the Lease, including comprehensive general public liability and property damage coverage in an amount of not less than $5,000,000 for injury (or death) and damage to property; and

(ii)	evidence of inclusion of all the entities listed on Exhibit B attached hereto as Additional Insureds under Tenant’s Policy.

(b)	Tenant shall deliver the foregoing evidence of insurance with respect to the 38D Expansion Premises prior to the 38D Expansion Premises Commencement Date.

(c)	Tenant shall provide, or shall cause evidence of appropriate annual renewals of insurance to be provided to Landlord on an automatic basis, with respect to the entire Demised Premises being occupied at the time of said renewals.

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(d)	If and when applicable, and prior to the Expansion Extension Commencement Date, Tenant shall provide evidence of proper insurance with respect to the Must Take Premises in compliance with the provisions of Article 16.

16.	Fiber Optic Cable Access: Landlord agrees that Tenant may install one (1) 2-inch conduit sleeve in the Building floor slabs running from the 35th to the 38th floor within the Data Closet. The sleeve shall be used exclusively by Tenant solely for the purpose of installing fiber optic cable to connect the Existing Demised Premises on the 35th floor to the Expansion Premises. The sleeve shall be installed by Tenant at Tenant’s sole cost and expense and shall be performed and subject to all applicable terms and conditions of the Lease, including, without limitation, Article 13 with respect to Tenant Changes. Tenant may utilize this sleeve for only as long as the Tenant’s Existing Demised Premises on the entire 35th floor and either the 38C Premises or 38D Premises are validly and continuously leased to Tenant, and Tenant shall remove any fiber optic cables and fire-stop the sleeve at each floor of the Building when the right to use the sleeve expires.

17.	Brokerage:

(a)	Landlord and Tenant each represent and warrant to the other that it has dealt with, and only with, CBRE, on behalf of Landlord, and Studley, Inc., on behalf of Tenant (collectively, the “Brokers”) in connection with this First Amendment, and that no other broker negotiated this First Amendment or is entitled to any fee or brokerage commission in connection herewith.

(b)	Landlord and Tenant shall each indemnify, defend and save the other harmless from and against all loss, cost, damage, liability and expense (including, without limitation, attorneys’ fees and disbursements) incurred in connection with claims for fees or brokerage commissions from anyone other than the Brokers with whom such party has dealt in connection with the Demised Premises and this First Amendment.

(c)	Notwithstanding that Tenant’s Lease did not contain any rights of expansion, Landlord has agreed to and shall remit any applicable brokerage commissions that may be due the Brokers with respect to this First Amendment pursuant to separate written agreements between Landlord and the Brokers.

(d)	The respective covenants, representations and agreements of Landlord and Tenant set forth herein shall survive the expiration or earlier termination of the Lease.

18.	Notices:

(a)	Article 24 of the Lease is herein amended by deleting Section 24.01 in its entirety and substituting the following in its place and stead:

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“Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party pursuant to this Lease or pursuant to any Legal Requirement (collectively “Notices”) shall be in writing (whether or not so stated elsewhere in this Lease) and shall be deemed to have been properly given, rendered or made only if sent by (i) Federal Express or other reputable overnight mail courier which obtains a receipt upon delivery or (ii) hand delivery with receipt acknowledged, as follows:

To Landlord:	FC Eighth Ave., LLC
c/o Forest City Ratner Companies, LLC
One MetroTech Center – 23rd Floor
Brooklyn, New York 11201
Attn: General Counsel

With a copy to:	First New York Management Partners, LLC
One MetroTech Center – 22nd Floor
Brooklyn, New York 11201
Attn: Legal Dept.

To Tenant:	Markit North America
620 Eighth Avenue, 35th Floor
New York, New York 10018
Attn: General Counsel”

(b)	All other terms and conditions contained in Article 24 shall remain unmodified and in full force and effect.

19.	No Additional Options: Tenant shall have no further rights of renewal, extension or expansion, except as set forth in the Lease.

20.	Guaranty: Within ten (10) business days from the 38C Premises Commencement Date, Tenant shall cause Markit Group Limited, a limited liability company duly incorporated in England and Wales (“Guarantor”), being the Guarantor of the Lease, to deliver to Landlord an estoppel certificate with respect to the Guaranty in the form of [ILLEGIBLE] attached hereto (the “Guarantor Estoppel”). Tenant expressly acknowledges and agrees that Tenant’s agreement to cause Guarantor to deliver the Guarantor Estoppel was a material inducement for Landlord to enter into this Amendment, and the failure of the Guarantor to deliver the same within such ten (10) business day period shall constitute a default under the Lease and the Guaranty if Guarantor shall not comply with the foregoing obligation within five (5) business days’ notice from Landlord to Tenant of such failure.

21.	Survival: The respective covenants, representations and agreement of Landlord and Tenant set forth herein shall survive the expiration or earlier termination of the Lease, as amended hereby.

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General Provisions:

22.	From and after the Effective Date, the Lease shall mean the Lease as amended by this First Amendment.

23.	Except as expressly set forth herein, all other provisions of the Lease shall remain unmodified and in full force and effect. In the event of a conflict between the terms and conditions of the Lease and the terms and conditions of this First Amendment, the terms and conditions of this First Amendment shall control.

24.	This First Amendment may not be changed, amended, modified, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of such change, First Amendment, modification, waiver, discharge or termination is sought.

25.	This First Amendment constitutes the entire agreement and understanding between the parties hereto respecting the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

26.	This First Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original First Amendment to Lease Agreement, but all of which shall constitute but one and the same First Amendment to Lease Agreement.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease as of the day and year first above written.

LANDLORD

FC EIGHTH AVE., LLC,

By: FC 42 HOTEL LLC

By: FCDT Corp

By: [/s/ David L. Berliner]

Name: David L. Berliner

Title: Sr. Vice President

LANDLORD

TENANT

MARKIT NORTH AMERICA, a Delaware corporation

By: [/s/ Kevin Gould]

Name: Kevin Gould

Title: President

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